UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2020

(October 20, 2020)

Commission File Number	Name of Registrants, State of Incorporation, Address Of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
(972) 420-4189

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 20, 2020, PNM Resources, Inc., a New Mexico corporation (“PNMR”), Avangrid, Inc. (“Avangrid”), a New York corporation, and NM Green Holdings, Inc., a New Mexico corporation and wholly-owned subsidiary of Avangrid (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into PNMR (the “Merger”), with PNMR surviving the Merger as a direct wholly-owned subsidiary of Avangrid.

Pursuant to the Merger Agreement, each issued and outstanding share of the common stock of PNMR (“PNMR common stock”) (other than (i) the issued shares of PNMR common stock that are owned by Avangrid, Merger Sub, PNMR or any wholly-owned subsidiary of Avangrid or PNMR, which will be automatically cancelled at the time the Merger is consummated (the “Effective Time”) and (ii) shares of PNMR common stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of, or consented in writing to, the Merger who is entitled to, and who has demanded, payment for fair value of such shares) will, at the Effective Time, be converted into the right to receive $50.30 in cash (the “Merger Consideration”).

The proposed Merger has been unanimously approved by the boards of directors of PNMR, Avangrid and Merger Sub. Consummation of the Merger (the “Closing”) is subject to the satisfaction or waiver of certain customary closing conditions, including, without limitation, the approval of the Merger Agreement by the holders of at least a majority of the outstanding shares of PNMR common stock entitled to vote thereon, the absence of any material adverse effect on PNMR, the receipt of certain required regulatory approvals (including the Public Utility Commission of Texas (PUCT), the New Mexico Public Regulation Commission (NMPRC), the Federal Energy Regulatory Commission (FERC), the Federal Communications Commission (FCC), the Committee on Foreign Investment in the United States (CFIUS), the Nuclear Regulatory Commission (NRC) and under the Hart-Scott-Rodino Antitrust Improvements Act of 1976), the Four Corners Divestiture Agreements (as defined below) being in full force and effect and all applicable regulatory filings associated therewith being made, as well as holders of no more than 15% of the outstanding shares of PNMR common stock validly exercising their dissenters’ rights. The Merger is currently expected to close in the second half of 2021.

The Merger Agreement also contains representations, warranties and covenants of PNMR, Avangrid and Merger Sub which are customary for transactions of this type. Each of PNMR and Avangrid has agreed to various customary covenants and agreements, including, in the case of PNMR, covenants to conduct its business in the ordinary course consistent with past practice, except for certain actions in response to the COVID-19 pandemic, during the period between the execution of the Merger Agreement and the Closing and not to engage in certain kinds of transactions during this period without Avangrid’s consent. PNMR has also agreed to a non-solicitation covenant restricting its ability to solicit or enter into discussions or negotiations concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions set forth in the Merger Agreement. In addition, the Merger Agreement contains a covenant requiring PNMR to, prior to the Closing, enter into agreements (the “Four Corners Divestiture Agreements”) providing for, and to make filings required to, exit from all ownership interests in the Four Corners Power Plant, all with the objective of having the closing date for such exit be not later than December 31, 2024.

In connection with the Merger, Iberdrola, S.A., a corporation organized under the laws of the Kingdom of Spain, which owns 81.5% of the outstanding common stock of Avangrid (“Iberdrola”), has provided Avangrid a commitment letter, whereby Iberdrola has unilaterally agreed to provide to Avangrid, or arrange the provision to Avangrid of, funds to the extent necessary for Avangrid to consummate the Merger, including the payment of the Merger Consideration. The specific terms of any transaction effecting such funding commitment will be negotiated between Iberdrola and Avangrid on an arm’s length basis and must be approved by both (i) a majority of the members of the unaffiliated committee of the board of directors of Avangrid, and (ii) the entire board of directors of Avangrid. Under the terms of such commitment letter, Iberdrola has agreed to negotiate with Avangrid the specific terms of any transaction effecting such funding commitment promptly and in good faith, with the objective that such terms shall be commercially reasonable and approved by Avangrid. Avangrid and Merger Sub’s obligations under the Merger Agreement are not conditioned upon Avangrid obtaining financing.

The Merger Agreement provides that under limited specified circumstances, the board of directors of PNMR may change its recommendation in respect of the Merger prior to the receipt of shareholder approval if it determines that an alternative acquisition proposal constitutes a Superior Proposal (as defined in the Merger Agreement) or if an event or circumstance (other than an acquisition proposal or an action taken pursuant to regulatory approval covenants) that is material, first becomes known to the board of directors of PNMR after the execution of the Merger Agreement and affects or would reasonably be expected to affect the business of PNMR and its subsidiaries, taken as a whole, or the shareholders of PNMR (including the benefits of the Merger to the shareholders of PNMR), in which case Avangrid shall have the right to terminate the Merger Agreement and receive the PNMR Termination Fee (as defined below).

The Merger Agreement may be terminated by each of PNMR and Avangrid under certain circumstances, including if the Merger is not consummated by January 20, 2022 (subject to a three-month extension by either party if all of the conditions to the Closing, other than the conditions related to obtaining regulatory approvals, have been satisfied or waived). The Merger Agreement also provides for other customary termination rights for both Avangrid (including if the board of directors of PNMR changes its recommendation in respect of the Merger) and PNMR. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain specified circumstances (including if Avangrid terminates the Merger Agreement due to a change in recommendation of the board of directors of PNMR or if PNMR terminates the Merger Agreement to accept a Superior Proposal), PNMR will be required to pay Avangrid a termination fee of $130 million (“PNMR Termination Fee”). In addition, the Merger Agreement provides that (i) if the Merger Agreement is terminated by either party due to a failure of a regulatory closing condition and such failure is the result of Avangrid’s breach of its regulatory covenants, or (ii) Avangrid fails to effect the Closing when all closing conditions have been satisfied and it is otherwise obligated to do so under the Merger Agreement, then, in either such case, upon termination of the Merger Agreement, Avangrid will be required to pay PNMR a termination fee of $184 million as the sole and exclusive remedy. Upon the termination of the Merger Agreement under certain specified circumstances involving a breach of the Merger Agreement, either PNMR or Avangrid will be required to reimburse the other party’s reasonable and documented out-of-pocket fees and expenses up to $10 million (which amount will be credited toward, and offset against, the payment of any applicable termination fee).

The foregoing description of certain provisions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement which is filed as Exhibit 2.1, and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about PNMR, Avangrid, Merger Sub, Iberdrola or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in PNMR’s, Avangrid’s, or Iberdrola’s public disclosures.

PNMR Merger Backstop Facilities

On October 20, 2020, and in connection with the execution of the Merger Agreement, PNMR entered into (i) a new $300 million 364-day revolving credit facility (the “Merger Backstop Revolving Facility”) and (ii) a new $50 million 364-day delayed-draw term loan credit facility (the “Merger Backstop Term Loan” and, together with the Merger Backstop Revolving Facility, the “Merger Backstop Facilities”), each among PNMR, the lenders party thereto, and MUFG Bank, Ltd., as administrative agent. (the “Backstop Lender”). The Merger Backstop Revolving Facility is available to provide liquidity to refinance the PNMR revolving credit facility in the event PNMR is unable to obtain the required amendments from the applicable lenders waiving the Event of Default under the PNMR revolving credit facility triggered by the signing of the Merger Agreement (as discussed below under Item 2.04), and the Merger Backstop Term Loan is available to provide liquidity to refinance any of the applicable PNMR term loan or, Texas-New Mexico Power Company (“TNMP”) and PNMR Development and Management Company (“PNMR Development”) credit facilities in the event PNMR, TNMP and PNMR Development are unable to obtain one or more of the required amendments from the applicable lenders waiving the Event of Default triggered by the signing of the Merger Agreement (as discussed below under Item 2.04) and to fund other corporate purposes.

The Merger Backstop Revolving Facility expires on the earliest of the closing of the Merger, the date PNMR obtains the required waivers waving the Event of Default under the PNMR revolving credit facility and October 19, 2021, and bears interest at a variable rate based on a pricing grid. The Merger Backstop Term Loan matures on the earliest of (i) the closing of the Merger and (ii) October 19, 2021, and bears interest at a variable rate based on a pricing grid. PNMR must pay interest on its borrowings under the Merger Backstop Facilities from time to time following funding and must repay all amounts on or before the respective maturity dates. The Merger Backstop Facilities consistent with PNMR’s current credit facilities contain “ratings triggers” for pricing purposes only. If PNMR is downgraded or upgraded by the ratings agencies, the result would be an increase or decrease in interest cost.

Borrowings under the Merger Backstop Facilities are conditioned on the ability of PNMR to make certain representations. The Merger Backstop Facilities include customary covenants, including requirements to maintain a maximum consolidated debt-to-consolidated capitalization ratio of less than or equal to 0.70 to 1.00. The Merger Backstop Facilities include customary events of default and have cross default provisions and change of control provisions. If an event of default occurs, the administrative agent may, or upon the request and direction of lenders holding a specified percentage of the commitments shall, terminate the obligations of the lenders to make loans under the Merger Backstop Facilities, and the obligations of the issuing banks to issue letters of credit, and/or declare the obligations outstanding under the Merger Backstop Facilities to be due and payable. Such termination and acceleration will occur automatically in the event of an insolvency or bankruptcy default.

It is anticipated that if PNMR must draw upon the Merger Backstop Facilities then some or all of the Merger Backstop Facilities will be replaced or repaid by PNMR through one or a combination of the following: issuance of debt securities, other securities or borrowings under one or more credit facilities. PNMR has paid certain customary fees and expenses in connection with obtaining the Merger Backstop Facilities.

The Backstop Lender performs normal banking (including as a lender under other facilities) and investment banking and advisory services from time to time for PNMR and its affiliates, for which it receives customary fees and expenses.

The foregoing summary of the Merger Backstop Facilities and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the Merger Backstop Revolving Facility and the Merger Backstop Term Loan attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

PNMR, TNMP and PNMR Development Credit Agreements Event of Default due to Change of Control

The execution of the Merger Agreement constitutes a “Change of Control” under the following outstanding PNMR, Texas-New Mexico Power Company (“TNMP”) and PNMR Development and Management Company (“PNMR Development”) credit facilities:

•	$300.0 million revolving credit agreement, as amended, among PNMR, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent, maturing October 31, 2023;

•	$150.0 million term loan agreement, as amended, among PNMR, the lenders party thereto, and MUFG Bank, Ltd., as administrative agent, maturing June 11, 2021;

•	$50.0 million PNMR term loan agreement, as amended, between PNMR and Bank of America, N.A., as sole lender, maturing December 21, 2020;

•	$30.3 million letter of credit facility between PNMR and JPMorgan Chase Bank N.A., expiring October 21, 2020;

•	$30.3 million standby letter of credit facility between PNMR and Wells Fargo Bank National Association;

•

$75 million revolving credit agreement, as amended, among TNMP, the lenders identified therein and KeyBank National Association, as administrative agent, maturing September 23, 2022 (the “TNMP Revolver”);

•	$40 million revolving credit agreement, as amended, among PNMR Development and Wells Fargo Bank National Association, as lender, maturing February 23, 2021; and

•	$90 million term loan agreement, as amended, among PNMR Development and KeyBank, N.A., as administrative agent and sole lender, maturing November 26, 2020

(collectively, the “Credit Agreements”).

Under each of the Credit Agreements, a “Change of Control” constitutes an “Event of Default,” pursuant to which the lenders parties thereto have the right to accelerate the indebtedness under the Credit Agreements. PNMR, TNMP and PNMR Development are currently negotiating with the lenders to each of the Credit Agreements to amend each of the Credit Agreements to obtain a waiver of the Event of Default, although there can be no assurance that such waivers will be obtained.

TNMP $750 million FMBs Bond Repurchase Event

TNMP has $750 million of outstanding First Mortgage Bonds (“TNMP FMBs”) that include a “Bond Repurchase Event” provision. If TNMP is unable to obtain the amendment waiving the Event of Default under the TNMP Revolver within 15 calendar days of the signing the Merger Agreement, a “Bond Repurchase Event” will occur. If a “Bond Repurchase Event” occurs and is continuing, TNMP must repurchase the TNMP FMBs for a purchase price equal to the aggregate principal amount of the TNMP FMBs then outstanding, plus all accrued and unpaid interest thereon and a make-whole amount determined for the Bond Repurchase Event date with respect to such principal amount. TNMP is currently negotiating with the lenders under the TNMP Revolver to obtain a waiver of the Event of Default in order to avoid a Bond Repurchase Event, although there can be no assurance that such waiver will be obtained. If TNMP determines that it will be unable to obtain such waiver, it intends to draw upon the Merger Backstop Facilities and pay off the TNMP Revolver to prevent any Bond Repurchase Event from occurring.

TNMP FMBs Change in Control Offer to Prepay

The $750 million of outstanding TNMP FMBs obligate TNMP to offer to prepay within 30 days following the signing of the Merger Agreement all of the $750 million TNMP FMBs at one-hundred percent (100%) of the principal amount of the TNMP FMBs, plus all accrued and unpaid interest thereon, but without any make-whole amount or other premium (the “Offer to Prepay”). TNMP will make such Offer to Prepay the TNMP FMBs in accordance with the terms of the TNMP FMBs. Holders of such TNMP FMBs are not required to tender their TNMP FMBs and may accept or reject such Offer to Prepay. The information in this Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Offer to Prepay will be made only pursuant to an Offer to Prepay, which set forth the terms and conditions of the Offer to Prepay.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PNMR Revised Officer Retention Plan (“Revised Retention Plan”)

PNMR maintains an Officer Retention Plan (the “Retention Plan”) which provides PNMR’s named executive officers with benefits if their employment is terminated, under certain circumstances, within 24 months following a change in control with respect to PNMR. The Retention Plan was discussed in detail beginning on page 65 of PNMR’s definitive proxy statement on Schedule 14A relating to its 2020 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on March 31, 2020.

In connection with the execution of the Merger Agreement, certain amendments were made to the Retention Plan set forth in the Revised Retention Plan. Such amendments include: (i) clarifying that a participant must execute a restrictive covenant agreement within 90 days after being notified of his or her eligibility to participate in the Retention Plan and again within 90 days after later being notified of his or her eligibility to participate in the Retention Plan as a Tier I or Tier II officer, (ii) confirming that a participant will not receive the special payment under the Retention Plan equal to the target award the participant otherwise might have received under the Officer Annual Incentive Plan if the participant is entitled to receive a payment under the Officer Annual Incentive Plan for the year in which the participant’s employment is terminated, and (iii) making certain other compliance changes for tax purposes.

The foregoing summary of the Revised Retention Plan does not purport to be complete and is subject to, and qualified in its entirety by, the Revised Retention Plan attached hereto as Exhibit 10.3, which is incorporated herein by reference.

Item 8.01	Other Events.

On October 21, 2020, PNMR issued a press release announcing the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

PNMR will discuss the Merger during a live conference call and audio webcast on October 21, 2020, beginning at 11:00 a.m. Eastern time. Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10149441. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474.

A copy of PNMR’s investor presentation for the webcast conference call is filed hereto as Exhibit 99.2 hereto and incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 20, 2020, by and among PNM Resources, Inc., Avangrid, Inc. and NM Green Holdings, Inc.

10.1	Merger Backstop Revolving Facility, dated as of October 20, 2020, by and among PNM Resources, Inc., the lenders party thereto and MUFG Bank, Ltd., as administrative agent.

10.2	Merger Backstop Term Loan, dated as of October 20, 2020, by and among PNM Resources, Inc., the lenders party thereto and MUFG Bank, Ltd., as administrative agent.

10.3	PNM Resources, Inc. Revised Officer Retention Plan, dated as of October 20, 2020.

99.1	Press Release issued by PNM Resources, Inc. on October 21, 2020.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Statements made in this Current Report on Form 8-K for PNMR that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the potential transaction between PNMR and Avangrid, including any statements regarding the expected timetable for completing the potential Merger, the ability to complete the potential Merger, the expected benefits of the potential Merger, projected financial information, future opportunities, and any other statements regarding PNMR’s and Avangrid’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. Neither Avangrid nor PNMR assumes any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, Avangrid and PNMR caution readers not to place undue reliance on these statements. Avangrid’s and PNMR’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see PNMR’s Form 10-K and Form 10-Q filings and the information filed on PNMR’s Forms 8-K with the Securities and Exchange Commission (the “SEC”), which factors are specifically incorporated by reference herein and the risks and uncertainties related to the proposed Merger with Avangrid, including, but not limited to: the expected timing and likelihood of completion of the pending Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending Merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the failure by Avangrid to obtain the necessary financing arrangement set forth in commitment letter received in connection with the Merger, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that PNMR’s shareholders may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the proposed Merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed Merger, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of PNMR to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information

The proposed business combination transaction between PNMR and Avangrid will be submitted to the shareholders of PNMR for their consideration. PNMR will file a proxy statement and other documents with the SEC regarding the proposed business combination transaction. This document is not a substitute for the proxy statement or any other document which PNMR may file with the SEC and send to PNMR’s shareholders in connection with the proposed business combination transaction. INVESTORS AND SECURITY HOLDERS OF PNMR ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from PNMR’s website (https://www.pnmresources.com/) under the tab “Investor” and then under the heading “SEC Filings.”

Participants in the Solicitation

PNMR, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about PNMR’s directors and executive officers is set forth in its definitive proxy statement for its 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2020, and its Form 10-K filed with the SEC on March 2, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement and other relevant materials PNMR intends to file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PNM RESOURCES, INC. (Registrant)

Date: October 20, 2020	By:	/s/ Henry E. Monroy
	Name:	Henry E. Monroy
	Title:	Vice President and Corporate Controller

Exhibit 2.1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

AVANGRID, INC.

NM GREEN HOLDINGS, INC.,

and

PNM RESOURCES, INC.

Dated as of October 20, 2020

(continued)

ii

(continued)

iii

(continued)

iv

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of October 20, 2020 (this “Agreement”), is entered into among Avangrid, Inc., a New York corporation (“Parent”), NM Green Holdings, Inc., a New Mexico corporation and a direct subsidiary of Parent (“Merger Sub”), and PNM Resources, Inc., a New Mexico corporation (the “Company” and, together with Parent and Merger Sub, the “Parties” and each, a “Party”).

RECITALS

WHEREAS, the board of directors of the Company (the “Company Board of Directors”), at a meeting duly called and held, has unanimously (i) determined, in good faith, that this Agreement and the transactions contemplated by this Agreement, including the merger of Merger Sub with and into the Company (the “Merger”), are fair to, and in the best interests of, the Company and its shareholders, (ii) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Merger, (iii) declared this Agreement and the transactions contemplated by this Agreement, including the Merger, advisable, consistent with and in furtherance of the Company’s business strategies and in the best interests of the Company and its shareholders and (iv) resolved to recommend the approval of this Agreement and the transactions contemplated hereby, including the Merger, by the shareholders of the Company;

WHEREAS, the board of directors of Parent (the “Parent Board of Directors”) has (i) determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are fair to, and in the best interests of, Parent and its shareholders, (ii) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Merger, and (iii) declared this Agreement and the transactions contemplated by this Agreement, including the Merger, advisable and in the best interests of Parent and its shareholders;

WHEREAS, the board of directors of Merger Sub has (i) determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are fair to, and in the best interests of, Merger Sub, (ii) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Merger, and (iii) declared this Agreement and the transactions contemplated by this Agreement, including the Merger, advisable and in the best interests of Merger Sub;

WHEREAS, concurrently with the execution of this Agreement, Parent, as the sole shareholder of Merger Sub, will act by written consent to adopt and approve this Agreement and the transactions contemplated hereby, including the Merger;

WHEREAS, Iberdrola S.A. (“Iridium”) has delivered to Parent an executed commitment letter, dated as of the date hereof, a copy of which has been made available to the Company on the date hereof (including all exhibits, schedules, annexes and amendments thereto in effect as of the date of this Agreement, the “Commitment Letter”), pursuant to which, subject to the terms and conditions thereof, Iridium has agreed to provide Parent, or arrange the provision to Parent of, funds to the extent necessary for Parent to consummate the Merger, including the payment of the aggregate Per Share Merger Consideration to the Exchange Agent; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

THE MERGER

SECTION 1.1 Definitions. The following terms have the meanings set forth in the following sections of this Agreement:

Acceptable Confidentiality Agreement	Section 9.5(a)
Acquisition Proposal	Section 6.1(f)(i)
Affiliate	Section 9.5(b)
Agreement	Preamble
Anti-Corruption Law	Section 9.5(c)
Antitrust Authorities	Section 6.5(c)(i)
Applicable Date	Section 3.6
Articles of Merger	Section 1.4
Average Parent Stock Price	Section 9.5(d)
Bankruptcy and Equity Exception	Section 3.4(a)
Book-Entry Share	Section 2.1(a)
Burdensome Effect	Section 6.5(d)
Business Day	Section 9.5(e)
Cancelled Shares	Section 2.1(a)
Certificate	Section 2.1(a)
CFIUS	Section 9.5(f)
CFIUS Approval	Section 7.1(d)
Charter Documents	Section 9.5(g)
Closing	Section 1.3
Closing Date	Section 1.3
Code	Recitals
Company	Preamble
Company Articles of Incorporation	Section 3.2
Company Board of Directors	Recitals
Company Bylaws	Section 3.2
Company Capitalization Date	Section 3.3(a)
Company Change of Recommendation	Section 6.1(c)
Company Collective Bargaining Agreement	Section 9.5(h)
Company Common Stock	Section 3.3
Company Contacts	Section 6.16(b)
Company Cure Period	Section 8.1(e)(i)
Company Disclosure Schedule	Article III
Company Employees	Section 3.11(a)

Company Financial Advisor	Section 3.18
Company Material Contract	Section 3.8(a)(viii)
Company Material Easement Real Property	Section 3.14(a)
Company Material Leased Real Property	Section 3.14(a)
Company Material Owned Real Property	Section 3.14(a)
Company Material Real Property	Section 3.14(a)
Company Notice	Section 6.1(d)
Company Parties	Section 9.5(i)
Company Plan	Section 3.11(a)
Company Preferred Stock	Section 3.3
Company Recommendation	Section 3.4(b)
Company Regulatory Approvals	Section 7.1(c)
Company Requisite Vote	Section 3.4(a)
Company Restricted Stock Rights	Section 2.2(a)
Company Risk Management Guidelines	Section 3.22(a)
Company SEC Reports	Section 3.7(a)
Company Securities	Section 3.3(b)
Company Share	Section 2.1(a)
Company Shareholders Meeting	Section 6.4
Company Stock Awards	Section 2.2(b)
Company Stock Plan	Section 3.3(a)(iii)
Company Termination Fee	Section 8.2(b)(i)
Confidentiality Agreement	Section 6.7(b)
Consent	Section 3.5(b)
Continuing Employee	Section 6.10(a)
Contract	Section 9.5(j)
Control	Section 9.5(k)
Controlled Group Liability	Section 3.11(d)
COVID Actions	Section 9.5(l)
COVID Company Exception	Section 5.1
COVID Parent Exception	Section 5.2
Credit Facilities	Section 9.5(m)
Derivative Product	Section 9.5(n)
Direct Plan	Section 2.2(c)
Directors Deferred Plan	Section 2.2(d)
Dissenting Shares	Section 2.3
DPA	Section 6.5(c)(ii)
D&O Insurance	Section 6.11(d)
Earned Performance Shares	Section 2.2(b)
Easement	Section 3.14(c)
Effective Time	Section 1.4
End Date	Section 8.1(c)
Environmental Law	Section 3.17(f)
Equity Conversion Factor	Section 9.5(o)
Equity Securities	Section 9.5(p)
ERISA	Section 3.11(a)

ERISA Affiliate	Section 9.5(q)
Exchange Act	Section 9.5(r)
Exchange Agent	Section 2.4(a)
Exchange Fund	Section 2.4(a)
Existing Lenders	Section 6.18
Existing Loan Consent	Section 6.18
Existing Loan Notice	Section 6.18
Expenses	Section 8.3
FERC	Section 9.5(s)
Filing	Section 3.5(b)
Final Exercise Date	Section 2.2(c)
Final Order	Section 9.5(t)
Final Quarterly Dividend	Section 6.15
Four Corners Divestiture Agreements	Section 6.19
FPA	Section 9.5(u)
GAAP	Section 9.5(v)
Government Official	Section 9.5(w)
Governmental Entity	Section 9.5(x)
Hazardous Substance	Section 3.17(f)
HSR Act	Section 9.5(y)
Indemnified Party	Section 6.11(a)
Intellectual Property	Section 9.5(z)
Interim Period	Section 9.5(aa)
Intervening Event	Section 9.5(bb)
Iridium	Recitals
IRS	Section 3.11(b)
Joint Venture	Section 9.5(cc)
knowledge	Section 9.5(dd)
Law	Section 9.5(ee)
Liability	Section 9.5(ff)
Legal Restraint	Section 7.1(b)
Licenses	Section 3.6
Liens	Section 3.14(a)
Material Adverse Effect	Section 9.5(gg)
Merger	Recitals
Merger Sub	Preamble
Merger Sub Common Stock	Section 2.1(c)
New Mexico Secretary of State	Section 1.4
NMBCA	Section 9.5(ii)
NMPRC	Section 6.7(a)
Notice Period	Section 6.1(d)
NYSE	Section 9.5(kk)
Parent	Preamble
Parent Board of Directors	Recitals
Parent Business Combination	Section 6.2
Parent Contacts	Section 6.16(b)

Parent Cure Period	Section 8.1(d)(i)
Parent Disclosure Schedule	Article IV
Parent Parties	Section 9.5(mm)
Parent Regulatory Approvals	Section 7.1(c)
Parent Regulatory Covenant Breach	Section 8.2(c)
Parent Restricted Stock Rights	Section 2.2(a)
Parent Termination Fee	Section 9.5(nn)
Parties	Preamble
Party	Preamble
Per Share Merger Consideration	Section 2.1(a)
Performance Shares	Section 2.2(b)
Permitted Liens	Section 3.14(a)
Person	Section 9.5(oo)
Personal Information	Section 9.5(pp)
PNM	Section 3.7(a)
President	Section 7.1(d)
Privacy Rules and Policies	Section 9.5(rr)
Proceeding	Section 6.11(a)
Proxy Statement	Section 6.3(b)
PUCT	Section 6.7(a)
PUHCA	Section 9.5(qq)
Regulatory Condition	Section 9.5(ss)
Regulated Operating Subsidiaries	Section 3.19(a)
Representatives	Section 6.1(a)
Required Regulatory Approvals	Section 7.1(c)
Restricted Stock Cash Payouts	Section 2.2(a)
Retention Program	Section 6.10(e)
Sarbanes Oxley Act	Section 3.7(a)
Satisfaction Notice	Section 8.1(d)(iii)
SEC	Section 3.7(a)
Section 53-15-4	Section 2.3
Securities Act	Section 3.7(a)
Series A Preferred Stock	Section 3.3
Significant Subsidiary	Section 9.5(tt)
subsidiary	Section 9.5(vv)
Superior Proposal	Section 6.1(f)(ii)
Surviving Corporation	Section 1.2
Surviving Corporation Bylaws	Section 1.5(c)
Surviving Corporation Charter	Section 1.5(b)
Tax Return	Section 9.5(ww)
Taxes	Section 9.5(xx)
Taxing Authority	Section 9.5(yy)
TNMP	Section 3.7(a)
Trademark	Section 9.5(zz)
Transaction Litigation	Section 6.12
Transition Committee	Section 6.16(b)

Treasury Regulations	Section 9.5(aaa)
Unsatisfied Conditions	Section 8.2(c)
WARN Act	Section 6.10(f)
Willful Breach	Section 9.5(bbb)

SECTION 1.2 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving entity in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”) and a direct subsidiary of Parent, and the separate corporate existence of the Company, with all of its properties, rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger, subject to Article II. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all of the properties, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Company as the Surviving Corporation and all claims, obligations, debts, liabilities and duties of the Company and Merger Sub shall become the claims, obligations, debts, liabilities and duties of the Company as the Surviving Corporation. The Merger shall have the effects set forth in this Agreement and specified in the NMBCA.

SECTION 1.3 Closing. The closing for the Merger (the “Closing”) shall take place at the offices of Troutman Pepper Hamilton Sanders LLP, 875 Third Avenue, New York, New York 10022, at 9:00 a.m., New York City time, on the fifth (5th) Business Day following the day on which the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or (to the extent permitted by applicable Law) waiver of those conditions at the Closing) have been satisfied or (to the extent permitted by applicable Law) waived in accordance with this Agreement or at such other time and place as the Company and Parent may agree in writing. The date on which the Closing occurs is referred to herein as the “Closing Date”.

SECTION 1.4 Effective Time. At the Closing, the Company and Merger Sub will cause the Merger to be consummated by filing with the Secretary of State of the State of New Mexico (the “New Mexico Secretary of State”) articles of merger (the “Articles of Merger”), to be executed, acknowledged and filed with the New Mexico Secretary of State as provided in Section 53-14-4 of the NMBCA. The Merger shall become effective at the time when the Articles of Merger have been duly filed with the New Mexico Secretary of State or at such later time as may be agreed by the Parties in writing and specified in the Articles of Merger (the “Effective Time”).

SECTION 1.5 Articles of Incorporation; Bylaws.

(a) The name of the Surviving Corporation shall be the name of the Company.

(b) The articles of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Corporation (except that the name of the Surviving Corporation shall be the name of the Company) (the “Surviving Corporation Charter”), until thereafter amended as provided therein or by applicable Law, in each case, subject to the obligations set forth in Section 6.11.

(c) The bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation (except that the name of the Surviving Corporation shall be the name of the Company) (the “Surviving Corporation Bylaws”), until thereafter amended as provided therein or by applicable Law, in each case subject to the obligations set forth in Section 6.11.

SECTION 1.6 Directors and Officers.

(a) The directors of Merger Sub at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation Charter and the Surviving Corporation Bylaws.

(b) The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation Charter and the Surviving Corporation Bylaws.

ARTICLE II

EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS

SECTION 2.1 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holders of any shares of Company Common Stock or Merger Sub Common Stock:

(a) Merger Consideration. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (each, a “Company Share”) (other than Company Shares owned by Parent, Merger Sub or any other direct or indirect wholly-owned subsidiary of Parent and Company Shares owned by the Company or any of its wholly-owned subsidiaries as treasury stock or otherwise, and in each case not held on behalf of third parties (collectively, the “Cancelled Shares”), which shall be treated in accordance with Section 2.1(b), and the Dissenting Shares, which shall be treated in accordance with Section 2.3), shall be automatically converted, in accordance with the procedures set forth in this Agreement, into the right to receive an amount equal to $50.30 per Company Share in cash, without interest (the “Per Share Merger Consideration”). At the Effective Time, all of the Company Shares shall cease to be outstanding, shall be cancelled and shall cease to exist, and each certificate (a “Certificate”) formerly representing any of the Company Shares (other than Cancelled Shares and Dissenting Shares) and each non-certificated Company Share represented by book-entry (a “Book-Entry Share”) (other than Cancelled Shares and Dissenting Shares) shall, in each case, thereafter represent only the right to receive the Per Share Merger Consideration, in each case without interest and subject to compliance with the procedures for surrender as set forth in Section 2.4.

(b) Cancellation of Cancelled Shares. Each Cancelled Share shall automatically, and without any action on the part of the Company, Parent or Merger Sub, cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist.

(c) Surviving Corporation Shares. Each share of common stock, no par value, of Merger Sub (“Merger Sub Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, no par value, of the Surviving Corporation.

SECTION 2.2 Treatment of Company Restricted Stock Rights, Performance Shares, Direct Plan, and Directors Deferred Plan.

(a) Treatment of Company Restricted Stock Rights. As of the Effective Time, each outstanding award of restricted stock rights (“Company Restricted Stock Rights”) granted to a member of the board of directors of the Company under the Company Stock Plan or otherwise, other than any Company Restricted Stock Rights granted to a director of the Company with respect to which the director has made a deferral election under the Directors Deferred Plan (as defined below) which are subject to Section 2.2(d) below, shall, automatically and without any required action on the part of the holder thereof, cease to relate to or represent any right to receive Company Common Stock and shall be converted, at the Effective Time, into a right to receive an amount of cash per share equal to the Per Share Merger Consideration. Such cash amounts (the “Restricted Stock Cash Payouts”) shall be payable to the holder of such cancelled Company Restricted Stock Rights on the same terms and conditions as were applicable to the corresponding cancelled Company Restricted Stock Rights, including any applicable vesting acceleration provisions and payment timing provisions, in each case through the Company’s regular payroll processes applicable to such holder. For the avoidance of doubt, the Restricted Stock Cash Payouts will be paid only if and to the extent (and at the same time as) the corresponding cancelled Company Restricted Stock Rights would have vested and been paid in accordance with the terms thereof. As of the Effective Time, all other outstanding Company Restricted Stock Rights under the Company Stock Plan or otherwise, other than any Company Restricted Stock Rights granted to a member of the board of directors of the Company, shall, automatically and without any required action on the part of the holder thereof, cease to relate to or represent any right to receive Company Common Stock and shall be converted, at the Effective Time, into an equivalent award of cash-settled restricted stock rights relating to Parent Common Stock (“Parent Restricted Stock Rights”) on the same terms and conditions as were applicable to the corresponding Company Restricted Stock Rights, including any applicable vesting acceleration provisions and payment timing provisions, except as expressly adjusted hereby. The number of shares of Parent Common Stock covered by each such Parent Restricted Stock Right shall be equal in number to the mathematical result (rounded up to the nearest whole number) of the number of shares of Company Common Stock subject to the corresponding Company Restricted Stock Right multiplied by the Equity Conversion Factor. The cash amount to be paid on settlement of the Parent Restricted Stock Rights shall be determined based on the average of the volume weighted averages of the trading prices of Parent Common Stock on the NYSE (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source selected by the Parent in good faith following consultation with officers of the Company) on each of the ten (10) consecutive trading days ending on (and including) the trading day that immediately precedes the date the Parent Restricted Stock Rights become vested and payable.

(b) Treatment of Performance Shares. With respect to each outstanding award of performance shares (“Performance Shares”) under the Company Stock Plan or otherwise, prior to the Effective Time, the Company Board of Directors (or its applicable committee) will determine in good faith the number of shares of Company Common Stock that are deemed to be earned under each award of Performance Shares, which number shall, with respect to each award of Performance Shares, be based on the higher of (1) the target level of performance and (2) the actual level of performance determined on a goal-by-goal basis as of the last day of the last month ending before the Effective Time (the “Earned Performance Shares”). As of the Effective Time, the Earned Performance Shares shall, automatically and without any required action on the part of the holder thereof, cease to relate to or represent a right to receive Company Common Stock and shall be converted into a right to receive a cash-settled time-vesting Parent Restricted Stock Right, which shall, provided the applicable service-based vesting conditions are satisfied, vest at the same time as the service-based vesting conditions of the corresponding Earned Performance Shares would have been satisfied, and subject to the same vesting acceleration and payment timing provisions and other terms and conditions as applied to the corresponding Earned Performance Shares, as applicable. The number of shares of Parent Common Stock covered by each such Parent Restricted Stock Right shall be equal in number to the mathematical result (rounded up to the nearest whole number) of the number of Earned Performance Shares to which such Company Restricted Stock Right corresponds multiplied by the Equity Conversion Factor. The cash amount to be paid on settlement of the Parent Restricted Stock Rights shall be determined based on the average of the volume weighted averages of the trading prices of Parent Common Stock on the NYSE (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source selected by the Parent in good faith following consultation with officers of the Company) on each of the ten (10) consecutive trading days ending on (and including) the trading day that immediately precedes the date the Parent Restricted Stock Rights become vested and payable.

(c) Direct Plan. In accordance with the terms of the Third Amended and Restated PNM Resources, Inc. Direct Plan (as amended, the “Direct Plan”), the Company shall take all actions reasonably necessary to ensure that (i) the right to purchase shares of Company Common Stock under the Direct Plan will be terminated no later than thirty (30) days after the date hereof (the “Final Exercise Date”); (ii) cash dividends and investments received prior to the Final Exercise Date will be used to purchase shares of Company Common Stock pursuant to the terms of the Direct Plan as directed by the Plan Administrator (as defined in the Direct Plan); (iii) no shareholders or interested new investors will be eligible to participate in the Direct Plan or purchase shares of Company Common Stock thereunder after the Final Exercise Date; (iv) any remaining cash not used to purchase shares of Company Common Stock or pay requisite expenses shall be returned to the applicable shareholders or new investors as soon as administratively practicable; (v) each participant in the Direct Plan will be eligible to direct how the shares of Company Common Stock credited to his or her account shall be voted with respect to the Merger; (vi) each share of Company Common Stock issued and outstanding under the Direct Plan shall be automatically converted, in accordance with the procedures set forth in this Agreement, into the right to receive the Per Share Merger Consideration (with any Dissenting Shares to be treated in accordance with Section 2.3); and (vii) the related shares of Company Common Stock shall be cancelled and shall cease to exist pursuant to the terms of this Agreement. The Direct Plan shall terminate immediately following the Effective Time, and the Plan Administrator shall direct the Company to distribute to each participant the Per Share

Merger Consideration held in his or her account as soon as administratively practicable; provided that such termination and all of the related foregoing actions shall be contingent upon the occurrence of the Effective Time. The Company shall provide timely notice of the setting of the Final Exercise Date and termination of the Direct Plan in accordance with the Direct Plan.

(d) Director Deferred Restricted Stock Rights Program. As of the Effective Time, in accordance with the terms of the Director Deferred Restricted Stock Rights Program (the “Directors Deferred Plan”), the Company shall take all actions reasonably necessary to ensure that (i) the Directors Deferred Plan is terminated as of the Effective Time, (ii) no director will be eligible to participate in the Directors Deferred Plan after the Effective Time, except with respect to any outstanding Company Restricted Stock Rights granted to an eligible director of the Company with respect to which the director, prior to the Effective Time, has made a deferral election under the Directors Deferred Plan, which Company Restricted Stock Rights shall be deferred into the Directors Deferred Plan in accordance with the applicable deferral election, (iii) each share of Company Common Stock distributable under the Directors Deferred Plan shall be automatically converted, in accordance with the procedures set forth in this Agreement, into the right to receive the Per Share Merger Consideration, and (iv) the Plan Administrator (as defined in the Directors Deferred Plan) shall direct the Company to distribute to each participant the amounts credited to his or her account in the Directors Deferred Plan as soon as administratively practicable (and no later than thirty (30) days) after the Effective Time to the extent permitted by Section 409A of the Code (any amounts credited to the director’s account in the Directors Deferred Plan after the Effective Time shall be distributed to the participant as soon as administratively practicable (and no later than thirty (30) days) after the amounts are credited to the director’s account in the Directors Deferred Plan and in no event later than one (1) year after the Effective Time); provided, that such termination and all of the related foregoing actions shall be contingent upon the occurrence of the Effective Time, and provided, further, that nothing herein shall preclude a director whose account in the Directors Deferred Plan is not paid as soon as administratively practicable (and no later than thirty (30) days) after the Effective Time from directing the deemed investment in such account to other investments pursuant to the terms of the Directors Deferred Plan.

(e) Treatment of Company Stock Plan. As of the Effective Time, unless otherwise determined and agreed to in writing by Parent, no further Company Restricted Stock Rights, Performance Shares, or other rights with respect to shares of Company Common Stock shall be granted under the Company Stock Plan and the Company Stock Plan shall terminate automatically once there are no further Company Restricted Stock Rights, Performance Shares, or other rights with respect to shares of Company Common Stock outstanding thereunder. Additionally, all Parent Restricted Stock Rights that correspond to Company Restricted Stock Rights and Performance Shares shall become vested and non-forfeitable and all Restricted Stock Cash Payouts that correspond to Company Restricted Stock Rights granted to a member of the board of directors of the Company shall become vested, payable and non-forfeitable, in each case in connection with a termination of the employment or other service of the Person eligible to receive such Parent Restricted Stock Rights and Restricted Stock Cash Payouts, as applicable, with Parent or any subsidiary thereof (including the Surviving Corporation) to the same extent as provided under the Company Stock Plan and award agreement governing the corresponding Company Restricted Stock Right and Performance Share award; provided, however, that Parent Restricted Stock Rights that correspond to Earned Performance Shares in respect of awards granted prior to the date of this Agreement shall, except as otherwise provided in this Agreement, become vested in full (rather than on a pro-rata basis) if the holder’s employment or other service with Parent or any subsidiary thereof (including the Surviving Corporation) is terminated without “cause” or by the holder for “good reason” (as such terms are defined under the Company Stock Plan and award agreement).

(f) No Right to Acquire Shares. The Company shall take all actions reasonably necessary to ensure that, from and after the Effective Time, neither Parent nor the Surviving Corporation will be required to deliver shares of Company Common Stock or other capital stock of the Company to any Person pursuant to or in settlement of Company Restricted Stock Rights or Performance Shares, subject to the provisions set forth in this Section 2.2.

(g) Corporate Actions. At or prior to the Effective Time, the Company, the Company Board of Directors or the compensation committee of the Company Board of Directors, as applicable, shall adopt any resolutions and take any actions which are reasonably necessary to effectuate the provisions of this Section 2.2; provided that such actions shall expressly be conditioned upon the consummation of the Merger and shall be of no effect if this Agreement is terminated without consummation of the Merger. The Company shall not take any action to apply the provisions of Section 11.5 of the Company Stock Plan to the transactions contemplated by this Agreement.

SECTION 2.3 Dissenting Shares. Notwithstanding Section 2.1, Company Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing who is entitled to, and who has demanded, payment for fair value of such Company Shares (“Dissenting Shares”) in accordance with Section 53-15-4 of the NMBCA (“Section 53-15-4”) shall not be converted into the right to receive the Per Share Merger Consideration for each such Dissenting Share, unless and until such holder fails to perfect or effectively withdraws or otherwise loses the right to receive payment of fair value for such holder’s Dissenting Shares in accordance with Section 53-15-4. Any such holder shall instead be entitled only to receive payment of the fair value of such holder’s Dissenting Shares in accordance with the provisions of Section 53-15-4 less any applicable Taxes required to be withheld in accordance with Section 2.4(e) with respect to such payment. At the Effective Time, the Dissenting Shares shall no longer be outstanding, and each holder of a Certificate or Book-Entry Share that immediately prior to the Effective Time represented Dissenting Shares shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Shares in accordance with the provisions of Section 53-15-4. If, after the Effective Time, such holder fails to perfect or effectively withdraws or otherwise loses the right to receive payment of the fair value of such holder’s Dissenting Shares in accordance with the provisions of Section 53-15-4 (or had not properly demanded payment under Section 53-15-4), then each such Dissenting Share shall be treated as if such Dissenting Share had been converted as of the Effective Time into the right to receive the Per Share Merger Consideration, without interest thereon. The Company will give Parent (a) prompt written notice of any demand for payment of fair value of any Company Shares in accordance with Section 53-15-4, any withdrawals of such demands, and any other communications received by the Company or its Representatives in respect of the demand, withdrawal, or perfection of any rights under Section 53-15-4 and (b) the opportunity to conduct jointly with the Company all negotiations and proceedings with respect to such demands related to any Company Shares under Section 53-15-4. The Company will not, except with the prior written consent of Parent, voluntarily make any payment with respect to any Dissenting Shares or settle or offer to settle any such demands.

SECTION 2.4 Surrender of Company Shares.

(a) Exchange Agent. Prior to the Effective Time, the Company and Parent shall enter into an agreement in form and substance reasonably acceptable to the Company and Parent with an exchange agent selected by Parent with the Company’s prior approval, which approval shall not be unreasonably conditioned, withheld or delayed, (the “Exchange Agent”) for the purpose of delivering or causing to be delivered to each holder of Company Shares (other than Cancelled Shares or Dissenting Shares) the aggregate Per Share Merger Consideration to which the shareholders of the Company shall become entitled in respect of their Company Shares pursuant to this Article II. Parent shall deposit, or cause to be deposited, with the Exchange Agent, (i) at or prior to the Effective Time, a cash amount in immediately available funds sufficient in the aggregate to provide all funds necessary for the Exchange Agent to make payments of the Per Share Merger Consideration under Section 2.1, and (ii) from time to time, to the extent and when needed, additional cash sufficient to pay any dividends or other distributions pursuant to Section 6.15 (such cash deposited with the Exchange Agent being hereinafter referred to as the “Exchange Fund”) in trust for the benefit of the holders of the Company Shares. The Exchange Agent shall invest any cash in the Exchange Fund as directed by Parent; provided that such investments shall be in short-term (i.e., maturities of thirty (30) days or less) obligations of or guaranteed by the United States of America and backed by the full faith and credit of the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Services, Inc. or Standard & Poor’s Ratings Group, a division of McGraw Hill, Inc., respectively. To the extent that there are losses with respect to such investments, or any cash in the Exchange Fund diminishes for other reasons below the level required to make prompt cash payment of the aggregate Per Share Merger Consideration as contemplated by Section 2.1(a), Parent shall promptly replace or restore the cash in the Exchange Fund lost through such investments or other events so as to ensure that the cash in the Exchange Fund is at all times maintained at a level sufficient to make such cash payments. Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the amounts payable under Section 2.1(a) shall be promptly returned to Parent or the Surviving Corporation, as requested by Parent. The funds deposited with the Exchange Agent pursuant to this Section 2.4(a) shall not be used for any purpose other than as contemplated by this Section 2.4(a).

(b) Exchange Procedures.

(i) Transmittal Materials. Promptly after the Effective Time (and in any event within three (3) Business Days thereafter), the Surviving Corporation shall cause the Exchange Agent to mail or otherwise provide to each holder of record of Company Shares (other than holders of Cancelled Shares and Dissenting Shares) (A) transmittal materials, including a letter of transmittal in customary form as Parent shall reasonably specify after consultation with the Company, specifying that delivery shall be effected, and risk of loss and title shall pass, (x) with respect to Book-Entry Shares, only upon delivery of an “agent’s message”, regarding the book-entry transfer of Book-Entry Shares (or such other evidence, if any, of the transfer as the

Exchange Agent may reasonably request), and (y) with respect to Certificates, only upon delivery of the Certificates (or satisfaction of the replacement requirements in lieu of the Certificates as provided in Section 2.4(f)) and delivery of a duly completed and validly executed letter of transmittal to the Exchange Agent, such transmittal materials to be in such form and have such other provisions as Parent shall reasonably determine after consultation with the Company, and (B) instructions for use in effecting the surrender of the Book-Entry Shares or Certificates (or satisfaction of the replacement requirements in lieu of the Certificates as provided in Section 2.4(f)), as applicable, to the Exchange Agent.

(ii) Certificates. Upon surrender of a Certificate (or satisfaction of the replacement requirements in lieu of the Certificate as provided in Section 2.4(f)) to the Exchange Agent in accordance with the terms of such transmittal materials and instructions and delivery with the letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 2.4(e)) equal to (y) the product obtained by multiplying (1) the number of Company Shares represented by such Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.4(f)) by (2) the Per Share Merger Consideration, plus (z) any dividends and other distributions such holder has the right to receive pursuant to Section 6.15. No interest will be paid or accrued on any cash amount payable upon due surrender of the Certificates.

(iii) Book-Entry Shares. Each holder of record of one or more Book-Entry Shares (other than Cancelled Shares and Dissenting Shares) shall upon receipt by the Exchange Agent of an “agent’s message” in customary form and such other evidence of surrender, if any, as the Exchange Agent may reasonably request (it being understood that the holders of Book-Entry Shares shall be deemed to have surrendered such Company Shares upon receipt by the Exchange Agent of such “agent’s message” or such other evidence of surrender, if any, as the Exchange Agent may reasonably request) be entitled to receive, and Parent shall cause the Exchange Agent to pay and deliver as promptly as reasonably practicable after the Effective Time, a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 2.4(e)) equal to (y) the product obtained by multiplying (1) the number of Company Shares represented by such Book-Entry Shares by (2) the Per Share Merger Consideration, plus (z) any dividends and other distributions such holder has the right to receive pursuant to Section 6.15. No interest will be paid or accrued on any cash amount payable upon due surrender of the Book-Entry Shares.

(iv) Unrecorded Transfers; Other Payments. In the event of a transfer of ownership of Company Shares that is not registered in the transfer records of the Company or if payment of the applicable Per Share Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, a check for any cash to be exchanged upon due surrender of such Certificate or Book-Entry Share may be delivered to such transferee or other Person only if the Certificate or Book-Entry Share formerly representing such Company Shares is properly endorsed or shall be otherwise in proper form for transfer and is presented to the Exchange Agent accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable transfer or other similar Taxes have been paid or are not applicable.

(v) Related Charges and Expenses. Until surrendered as contemplated by this Section 2.4(b), each Certificate and each Book-Entry Share shall represent at any time from and after the Effective Time only the right to receive upon such surrender (together with a letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, or an “agent’s message,” and such other documents as may reasonably be required pursuant to such instructions or by the Exchange Agent (as applicable)) the applicable Per Share Merger Consideration and any dividends or other distributions with respect to Company Shares payable pursuant to Section 6.15. The Surviving Corporation shall pay all charges and expenses of the Exchange Agent in connection with the exchange of Company Shares for the Per Share Merger Consideration and any dividends or other distributions payable pursuant to Section 6.15.

(c) Termination of Exchange Fund. Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the former shareholders of the Company for twelve (12) months after the Effective Time shall, upon the written demand of Parent, be delivered to Parent. Any former holder of Company Shares (other than a holder of Cancelled Shares or Dissenting Shares) who has not theretofore complied with this Article II shall thereafter be entitled to solely look to Parent, as a general unsecured creditor thereof, for payment of the Per Share Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 2.4(e)) and any dividends or other distributions such holder has the right to receive pursuant to Section 6.15 upon due surrender of its Certificates (or affidavits of loss in lieu of the Certificates) or acceptable evidence of the surrender and cancellation of Book-Entry Shares, without any interest thereon in accordance with the provisions set forth in Section 2.4(b), and Parent shall remain liable for (subject to applicable abandoned property, escheat or other similar Laws) payment of their claim for the Per Share Merger Consideration and any dividends or other distributions such holder has the right to receive pursuant to Section 6.15 payable upon due surrender of their Certificates or Book-Entry Shares. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, Merger Sub, the Company, the Exchange Agent or any other Person shall be liable to any former holder of Company Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. Any portion of the Exchange Fund remaining unclaimed by Persons entitled to receive the Per Share Merger Consideration pursuant to this Article II as of a date that is immediately prior to such time as such unclaimed funds would otherwise escheat to or become property of any Governmental Entity will, to the extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any Person entitled thereto.

(d) Transfers. From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Company Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificate or acceptable evidence of a Book-Entry Share is presented (together with the properly delivered and validly executed transmittal materials required by this Section 2.4) to the Surviving Corporation, Parent or the Exchange Agent for transfer, it shall be cancelled and exchanged for the consideration provided for in, and in accordance with the procedures set forth in, this Section 2.4. The Per Share Merger Consideration paid upon the surrender of Certificates together with the letter of transmittal, duly completed and validly executed in accordance with the instructions thereto (or upon receipt by the Exchange Agent of an “agent’s message, in the case of Book-Entry Shares, or such other evidence, if any, as the Exchange Agent may reasonably request), in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Company Shares formerly represented by such Certificates or such Book-Entry Shares.

(e) Withholding Rights. Notwithstanding anything in this Agreement to the contrary, each of Parent, Merger Sub, the Surviving Corporation and their respective agents (including the Exchange Agent) shall be entitled to deduct and withhold from any consideration otherwise payable pursuant to this Agreement to any holder of Company Shares, Company Restricted Stock Rights and Performance Shares, or any other Person who is entitled to receive the Per Share Merger Consideration, any amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code, or any other applicable state, local or non-U.S. Tax Law. To the extent that amounts are so withheld by Parent, Merger Sub, the Surviving Corporation or any of their respective agents (including the Exchange Agent), such deducted and withheld amounts (i) shall be promptly remitted by Parent, Merger Sub, the Surviving Corporation or their respective agents, as applicable, to the applicable Governmental Entity, and (ii) to the extent so remitted to the applicable Governmental Entity, shall be treated for all purposes of this Agreement as having been paid to the Person(s) in respect of which such deduction and withholding was made. The Parties and their respective agents (including the Exchange Agent) shall reasonably cooperate in good faith (i) to establish or obtain any exemption from or reduction in the amount of any withholding that otherwise would be required and (ii) to coordinate the deduction and withholding of any Taxes required to be deducted and withheld under any applicable Tax Law.

(f) Lost Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent or the Exchange Agent, the posting by such Person of a bond in customary amount and upon such terms as may be required by Parent or the Exchange Agent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Exchange Agent will (i) issue a check in the amount (after giving effect to any required Tax withholdings as provided in Section 2.4(e)) equal to the product obtained by multiplying (A) the number of Company Shares represented by such lost, stolen or destroyed Certificate by (B) the Per Share Merger Consideration, plus any dividends and other distributions such holder has the right to receive pursuant to Section 6.15. Delivery of such affidavit and the posting of such bond shall be deemed delivery of a Certificate with respect to the relevant Company Shares for purposes of this Article II.

SECTION 2.5 Adjustments. In the event that the number of Company Shares issued and outstanding after the date hereof and prior to the Effective Time or the number of securities convertible or exchangeable into or exercisable for Company Shares shall have been changed into a different number of Company Shares or securities convertible or exchangeable into or exercisable for Company Shares, as applicable, or securities of a different class as a result, in either case, of a reclassification, stock split (including a reverse stock split), stock dividend, recapitalization, merger, issuer tender or exchange offer, or other similar transaction, then, in each case, the Per Share Merger Consideration and any other number or amount contained herein which is based upon the number of Company Shares shall be equitably adjusted to provide to Parent and the holders of Company Shares the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.5 shall be construed to permit the Company, any subsidiary of the Company or any other Person to take any action that is otherwise prohibited by the terms of this Agreement (including Section 5.1 and Section 5.2).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Parent and Merger Sub that, except (i) as disclosed in the Company SEC Reports filed with, or furnished to, the SEC from and after January 1, 2019 and prior to the date of this Agreement (other than in any “risk factor” disclosure under the heading “Risk Factors” or any forward looking statements contained therein) or (ii) as set forth on the corresponding sections or subsections of the disclosure schedules delivered to Parent and Merger Sub by the Company concurrently with entering into this Agreement (the “Company Disclosure Schedule”), it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Schedule shall also be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such item is reasonably apparent on the face of such disclosure:

SECTION 3.1 Organization and Qualification; Subsidiaries.

(a) Each Company Party is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or present conduct of its business requires such qualification, except in each case where the failure to be so qualified, or to the extent such concept is applicable, in good standing does not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(b) Section 3.1(b) of the Company Disclosure Schedule sets forth a list of all the Company’s subsidiaries and Joint Ventures, including (i) the name of each such entity and its form and jurisdiction of incorporation, (ii) a brief description of the principal line or lines of business conducted by each such entity and (iii) all Equity Securities held by any Person (including the Company) in each such entity. Except (A) as set forth in Section 3.1(b) of the Company Disclosure Schedule or (B) for Equity Securities acquired after the date of this Agreement without violating any covenant or agreement set forth herein, none of the Company nor any of its subsidiaries directly or indirectly owns any Equity Securities in any subsidiaries or Joint Ventures.

SECTION 3.2 Articles of Incorporation and Bylaws. The Company has furnished or otherwise made available to Parent, prior to the date hereof, a correct and complete copy of the Articles of Incorporation, as amended to date (the “Company Articles of Incorporation”), and the Bylaws, as amended to date (the “Company Bylaws”), of the Company as in effect as of the date hereof, and the Charter Documents, of each of the Company’s Significant Subsidiaries, each as in effect as of the date hereof. The Company Articles of Incorporation and the Company Bylaws are in full force and effect. The Company is not in material violation of any provision of the Company Articles of Incorporation or Company Bylaws. The Charter Documents of the Company’s Significant Subsidiaries are in full force and effect, and no Significant Subsidiary is in material violation of any provision of its Charter Documents.

SECTION 3.3 Capitalization. The authorized capital stock of the Company consists of (i) 120,000,000 shares of common stock, no par value (the “Company Common Stock”), and (ii) 10,000,000 shares of preferred stock, no par value (the “Company Preferred Stock”), of which 500,000 shares have been designated Convertible Preferred Shares, Series A (the “Series A Preferred Stock”).

(a) As of the close of business on October 19, 2020 (the “Company Capitalization Date”), the total issued and outstanding equity of the Company, and the total equity reserved for issuance by the Company, consisted of the following equity securities:

(i) 79,653,624 shares of Company Common Stock were issued and outstanding (which number does not include shares of Company Common Stock to which Company Restricted Stock Rights or Performance Shares relate);

(ii) no shares of Company Preferred Stock were issued or outstanding; and

(iii) (A) 168,061 Company Restricted Stock Rights, (B) 217,324 unvested Performance Shares (calculated assuming target level performance achievement), in each such case as granted or provided for under the PNM Resources, Inc. 2014 Performance Equity Plan, as amended (the “Company Stock Plan”) (and applicable award agreements issued thereunder), (C) no options to purchase shares of Company Common Stock outstanding under the Company Stock Plan, (D) no shares of Company Common Stock were held by the Company in its treasury, and (E) 5,630,592 shares of Company Common Stock were reserved for issuance under the Company Stock Plan (excluding the amounts reflected in subclauses (A) and (B) above).

(b) From the close of business on the Company Capitalization Date through the date of this Agreement, no (i) Company Restricted Stock Rights, (ii) Performance Shares (or awards in respect thereof), or (iii) other rights to acquire Company Common Stock under the Company Stock Plan, have been granted, and no shares of Company Common Stock have been issued, except for shares of Company Common Stock issued pursuant to the vesting or settlement of Company Restricted Stock Rights or Performance Shares, in each case in accordance with the terms of the Company Stock Plan. Except as set forth in Section 3.3(a), (1) there are no outstanding or authorized (A) Equity Securities or other voting securities of the Company, (B) securities of the Company convertible into or exchangeable for Equity Securities or other voting securities of the Company or (C) subscriptions, options, warrants, calls, phantom stock, rights (including stock appreciation rights), preemptive rights, other Contracts, commitments, understandings or arrangements, including any right of conversion or exchange under any outstanding security, instrument or Contract or other rights to acquire from any Company Party, or obligations or agreements of any Company Party to issue, transfer or sell, or cause to be issued, transferred or sold, any Equity Securities or other voting securities of any Company Party (collectively, “Company Securities”), and (2) there are no outstanding contractual obligations of any Company Party (A) to repurchase, redeem or otherwise acquire or dispose of, or (B) that contain any right of first refusal with respect to, require the registration for sale of, grant any preemptive or antidilutive rights with respect to, or otherwise restrict any Person from purchasing, selling, pledging or otherwise disposing of, any Company Securities. All outstanding shares of Company Common Stock, and all shares of Company Common Stock reserved for issuance as noted in Section 3.3(a), when issued in accordance with the respective terms thereof, are or will be duly authorized, validly issued, fully paid and non-assessable and free of pre-emptive rights, purchase options, call, right of first refusal or any similar right. Each of the outstanding Equity Securities of each of the Company’s subsidiaries and Joint Ventures is duly authorized, validly issued, fully paid and nonassessable and, with respect to the Company’s subsidiaries, all such Equity Securities are owned by the Company or another wholly-owned subsidiary of the Company and are owned free and clear of all Liens. No Company Party has any outstanding any bonds, debentures, notes or other indebtedness or obligations (or commitment, understanding or obligation to issue, sell or extend any such bond, debenture, note or other indebtedness or obligations) the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter.

(c) There are no voting trusts, proxies or other commitments, understandings, restrictions or arrangements to which the Company or any of its subsidiaries is a party in favor of any Person other than the Company or a subsidiary wholly-owned, directly or indirectly, by the Company with respect to the voting of or the right to participate in dividends or other earnings on any capital stock or other equity interests of the Company or any of its subsidiaries.

(d) No subsidiary or Joint Venture of the Company owns any stock in the Company.

SECTION 3.4 Authority.

(a) The Company has all requisite corporate power and authority, and has taken all corporate action necessary, to execute, deliver and perform this Agreement and to consummate the transactions contemplated by this Agreement, including the Merger, subject only to the affirmative vote (in person or by proxy) of the holders of a majority of all of the outstanding shares of Company Common Stock entitled to vote thereon at the Company Shareholders Meeting, or any adjournment or postponement thereof, to approve this Agreement (the “Company Requisite Vote”) and the filing of the Articles of Merger with the New Mexico Secretary of State. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law) (the “Bankruptcy and Equity Exception”).

(b) All of the directors of the Company Board of Directors at a duly called and held meeting, unanimously, (i) determined, in good faith, that this Agreement and the transactions contemplated hereby, including the Merger, are fair to and in the best interests of the Company and its shareholders, (ii) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Merger, (iii) declared this Agreement and the transactions contemplated by this Agreement, including the Merger, advisable and in the bests interests of the Company and its shareholders, (iv) resolved to recommend that the shareholders of the Company vote in favor of the approval of this Agreement and the transactions contemplated hereby, including the Merger, (the foregoing clause (iii) and this clause (iv), the “Company Recommendation”) and (v) directed that this Agreement and the Merger be submitted to the shareholders of the Company for their approval. The only vote of the shareholders of the Company, or any other holders of any class or series of the capital stock of the Company, required to approve this Agreement and the transactions contemplated hereby, including the Merger, is the Company Requisite Vote.

SECTION 3.5 No Conflict; Required Filings and Consents.

(a) The execution, delivery and performance of this Agreement by the Company do not, and the consummation of the Merger and the other transactions contemplated hereby does not and will not (i) subject to receipt of the Company Requisite Vote, breach or violate the Charter Documents of any Company Party, or (ii) assuming that all Consents and Filings set forth on Section 3.5(b) of the Company Disclosure Schedule have been made and obtained, and any waiting periods thereunder have terminated or expired, conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time, or both) a default under, result in or give to any Person any right of payment (other than payment of the Per Share Merger Consideration on each Company Share pursuant to the terms, and subject to the conditions, of this Agreement), reimbursement, termination, revocation, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien (except a Permitted Lien) upon any of the assets or properties of any Company Party under, any of the terms, conditions or provisions of (A) subject to receipt of the Company Requisite Vote, any Law, rule, regulation, order, judgment or decree applicable to any Company Party or by which any of them or any of their respective properties are bound or (B) any Company Material Contract or License to which any Company Party is a party or by which any Company Party or any of their respective assets or properties is bound, except, in the case of clauses (A) and (B), for any such conflict, violation, breach, default, loss, right or other occurrence which does not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(b) No Licenses, clearances, expirations or terminations of waiting periods, non-actions, waivers, qualifications, change of ownership approvals or other authorizations (each, a “Consent”) of, or registration, notice, declaration or filing (each, a “Filing”) with, any Governmental Entity or third party is required (with or without notice or lapse of time, or both) for or in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, other than Consents and Filings that have been obtained or made by the Company, including the Required Regulatory Approvals or those, the failure of which to obtain or make, does not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

SECTION 3.6 Compliance. (a) No Company Party is, or since January 1, 2018 (the “Applicable Date”) has been, in default under or in violation of any Law applicable to any Company Party or any order of any Governmental Entity, except for any such default or violation, which has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, and (b) the Company Parties have all permits, licenses, authorizations, exemptions, orders, consents, approvals, grants, certificates, variances, exceptions, permissions, qualifications, registrations, clearances, notices and franchises from any Governmental Entities (“Licenses”) required to conduct their respective businesses as being conducted as of the date hereof, except for any such Licenses the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Each Company Party is, and since the Applicable Date has been, in compliance in all respects with the terms of its Licenses, except where the failure to be in compliance has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

SECTION 3.7 SEC Filings; Financial Statements; Undisclosed Liabilities.

(a) Each of the Company, Public Service Company of New Mexico (“PNM”), Texas-New Mexico Power Company (“TNMP”) and each other subsidiary of the Company (if any) required to make such filings has filed or furnished, on a timely basis, all forms, reports, schedules, statements (including definitive proxy statements), certifications and other documents (including all exhibits and other information incorporated therein, amendments and supplements thereto) in each case required to be filed or furnished by the Company, PNM, TNMP or such other subsidiary, as applicable, with the U.S. Securities and Exchange Commission (the “SEC”) since the Applicable Date through the date hereof (all such forms, reports, schedules, statements, and other documents filed or furnished with the SEC since the Applicable Date, including those filed or furnished after the date hereof and including all exhibits and other information incorporated therein, amendments and supplements thereto, collectively, the “Company SEC Reports”). As of their respective dates, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, the Company SEC Reports complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes Oxley Act”), as the case may be, and the applicable rules and regulations promulgated thereunder, each as in effect on the date of any such filing. As of the time of filing with the SEC (or, if amended or superseded prior to the date of this Agreement, as of the date of such amendment or superseding filing), none of the Company SEC Reports so filed contained (taking into account all amendments and supplements thereto filed prior to the date hereof) any untrue statement of a material fact or omitted to state any material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made as to the accuracy of any financial projections or forward looking statements.

(b) Since the Applicable Date, each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the Company SEC Reports. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Since the Applicable Date, neither the Company nor any of its subsidiaries has arranged any outstanding “extensions of credit” to directors or executive officers within the meaning of Section 402 of the Sarbanes-Oxley Act.

(c) The audited consolidated financial statements of the Company and its subsidiaries (including any related notes thereto) included in the Company SEC Reports (i) complied as of their respective dates of filing, in each case in all material respects, with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; (ii) have been prepared in all material respects in accordance with GAAP (except as may be indicated in the notes thereto); and (iii) fairly present in all material respects the consolidated financial position of the Company and its subsidiaries at the respective dates thereof or the periods covered thereby (taking into account the notes thereto) and the consolidated results of operations, statements of earnings, cash flows and stockholders’ equity for the periods indicated. The unaudited consolidated interim financial statements of the Company and its subsidiaries (including any related notes thereto) included in the Company SEC Reports (1) complied as of their respective dates of filing, in each case in all material respects, with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; (2) have been prepared in all material respects in accordance with GAAP (except as may be indicated in the notes thereto and except for the absence of footnote disclosures and normal, recurring year-end adjustments that were not and are not expected to be, individually or in the aggregate, material); and (3) fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof (taking into account the notes thereto) and the consolidated results of operations, statements of earnings and cash flows for the periods indicated (subject to normal year-end adjustments that were not and are not expected to be, individually or in the aggregate, material).

(d) The Company has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) designed to provide reasonable assurances regarding the reliability of financial reporting for the Company and its subsidiaries, as required by Rule 13a-15 and 15d-15 of the Exchange Act. The Company has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) intended to provide reasonable assurance that all material information that is required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms and is accumulated and communicated to the Company’s management (including the Company’s principal executive and principal financial officers, or persons performing similar functions) as appropriate to allow timely decisions regarding required disclosure. Based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date hereof, the Company has disclosed to its outside auditors and the audit committee of the Company Board of Directors

(i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(e) Except for matters resolved prior to the date hereof, since the Applicable Date through the date of this Agreement, (A) neither the Company nor any of its subsidiaries nor any of their respective Representatives has received or otherwise obtained knowledge of any material complaint, allegation or claim (whether written or oral) regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or its subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its subsidiaries has engaged in questionable accounting or auditing practices, and (B) no attorney representing the Company or any of its subsidiaries, whether or not employed by any such entity, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company, any of its subsidiaries or any of their respective directors, officers or employees to the general counsel or chief executive officer of the Company or the Company Board of Directors or any committee thereof.

(f) The Company is, and since the Applicable Date has been, in compliance in all material respects with (i) the Sarbanes-Oxley Act and (ii) the applicable listing standards and corporate governance rules of the NYSE.

(g) Except (i) as reflected, accrued or reserved against in the financial statements (including all notes thereto) of the Company and its subsidiaries included in the Company SEC Reports filed prior to the date hereof; (ii) for Liabilities incurred in the ordinary course of business since December 31, 2019; (iii) for Liabilities incurred pursuant to the transactions contemplated by this Agreement; (iv) for Liabilities which have been discharged or paid in full prior to the date of this Agreement; and (v) for Liabilities that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, no Company Party has or is subject to any Liabilities of a nature required to be recorded or reflected in a consolidated balance sheet prepared in accordance with GAAP.

SECTION 3.8 Contracts.

(a) Except for (i) this Agreement or (ii) the Company Plans and Company Stock Plan (and any Restricted Stock Rights or Performance Shares granted under the Company Stock Plan), as of the date hereof, no Company Party is party to or bound by any Contract that:

(i) is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);

(ii) (1) purports to limit in any material respect either the type of business in which the Company or any of its subsidiaries or Joint Ventures (including those Contracts of the Company Parties that purport to so limit the Parent Parties after the Effective

Time) or any of their respective Affiliates may engage or the manner or geographic area in which any of them may so engage in any business, (2) would require the disposition of any material assets or line of business of the Company or its subsidiaries or Joint Ventures (including those Contracts of the Company Parties that so require the Parent Parties after the Effective Time) or any of their respective Affiliates as a result of the consummation of the transactions contemplated by this Agreement, including the Merger, (3) is a material Contract that grants “most favored nation” status that, following the Effective Time, would impose obligations upon the Parent Parties (including the Company Parties), (4) prohibits or limits, in any material respect, the right of the Company or any of its subsidiaries or Joint Ventures (including those Contracts of the Company Parties that so prohibit or limit any Parent Party after the Effective Time) to make, sell or distribute any products or services or use, transfer, license or enforce any of their respective Intellectual Property rights, (5) is with a Governmental Entity (other than ordinary course Contracts with Governmental Entities), (6) grants any right of first refusal or right of first offer or similar right or that limits or purports to limit the ability of the Company or any of its subsidiaries or Joint Ventures (or, after the Effective Time, any Parent Party) to own, operate, lease, provide or receive services, or sell, transfer, pledge, or otherwise dispose of any material amount of its assets or its business, or (7) is approved by FERC as a special or nonconforming Contract or service agreement that deviates from standard tariffs;

(iii) is a partnership, joint venture or similar Contract that, in each case, is material to the Company and its subsidiaries taken as a whole;

(iv) under which the Company or any of its subsidiaries (A) is liable for indebtedness in excess of $50,000,000 or (B) guarantees any indebtedness of a third party that is not a Company Party;

(v) expressly limits or otherwise restricts the ability of the Company or any of its subsidiaries to pay dividends or make distributions to its shareholders;

(vi) by its terms calls for aggregate payments by or to the Company and its subsidiaries under such Contract of more than $50,000,000 over the remaining term of such Contract (other than (A) this Agreement, (B) Contracts subject to clause (iv) above, (C) Contracts for the transportation, transmission, processing, storage, purchase, exchange or sale of gas, coal, oil, nuclear fuel or electric energy, the obligations under which are subject to review by Governmental Entities regulating utilities in the jurisdictions in which the Company or its subsidiaries operate and (D) immaterial financial derivative interest rate hedges);

(vii) relates to the pending acquisition or pending disposition of any asset (including any entity or business whether by merger, sale of stock, sale of assets or otherwise) for consideration in excess of $50,000,000; or

(viii) is a Company Collective Bargaining Agreement.

Each Contract (i) set forth (or required to be set forth) in Section 3.8 of the Company Disclosure Schedule, (ii) filed as an exhibit to the Company SEC Reports as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act, or (iii) disclosed by the Company on a Current Report on Form 8-K as a “material contract”

(excluding any Company Plan), is referred to herein as a “Company Material Contract”. Other than any Company Material Contract filed as an exhibit to the Company SEC Reports prior to the date of this Agreement and other than this Agreement, the Company has made available to Parent a true, complete and correct copy of each Company Material Contract.

(b) Each of the Company Material Contracts is a legal, valid and binding obligation of, and enforceable against, the Company Party that is a party thereto and, to the knowledge of the Company, each other party thereto, and is in full force and effect in accordance with its terms, subject to the Bankruptcy and Equity Exception, except (i) to the extent that any Company Material Contract expires or terminates in accordance with its terms in the ordinary course of business consistent with past practice, and (ii) for such failures to be legal, valid and binding or to be in full force and effect that do not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(c) No event has occurred that, with notice or the passage of time, or both, would constitute a breach or default by the Company or any of its subsidiaries under any such Company Material Contract, and, to the knowledge of the Company, no other party to any Company Material Contract is in breach or default (nor has any event occurred which, with notice or the passage of time, or both, would constitute such a breach or default) under any Company Material Contract, except in each case where such violation, breach, default or event of default does not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

SECTION 3.9 Absence of Certain Changes or Events.

(a) Since December 31, 2018 through the date of this Agreement, (i) except as expressly contemplated by this Agreement, the Company and its subsidiaries have conducted their business in the ordinary course of business in a manner consistent with past practice in all material respects, and (ii) there has not occurred any event, development, change, effect or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(b) Since December 31, 2018 through and including the date of this Agreement, neither the Company nor any subsidiary of the Company has taken any action that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a violation of Section 5.1(c)(i), Section 5.1(c)(ii),Section 5.1(c)(iii), Section 5.1(c)(iv), Section 5.1(c)(vii), Section 5.1(c)(viii) (excluding the declaration and payment of regular quarterly cash dividends on Company Common Stock during such period of time in the ordinary course of business and disclosed in the Company SEC Reports), Section 5.1(c)(x), Section 5.1(c)(xi), Section 5.1(c)(xii) or Section 5.1(c)(xviii).

SECTION 3.10 Absence of Litigation. There are no (a) civil, criminal, administrative or other suits, claims, actions, proceedings, or arbitrations by or before any Governmental Entity relating to or affecting any Company Party or any of their respective assets or properties pending or, to the knowledge of the Company, threatened against any Company Party, and (b) to the knowledge of the Company, Governmental Entity investigations, inquiries or audits pending or threatened against, relating to or affecting, any Company Party or any of their respective properties or assets, other than, in each case, that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Neither the Company nor any of its subsidiaries nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree or award except for those that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. This Section 3.10 does not relate to environmental matters, which are addressed in Section 3.17.

SECTION 3.11 Employee Benefit Plans.

(a) Section 3.11(a) of the Company Disclosure Schedule contains a true and complete list, as of the date of this Agreement, of each material Company Plan. “Company Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA), and each other director or employee plan, program, agreement or arrangement, vacation or sick pay policy, fringe benefit plan, compensation, equity or phantom equity, change in control, deferred compensation, incentive compensation, pension, retirement savings, bonus, profit sharing, health, medical or dental, disability, unemployment insurance, life insurance, severance or employment agreement or any other compensatory plan or policy contributed to, sponsored or maintained by the Company or any of its subsidiaries for the benefit of any current, former or retired employee or director or other individual consultant/service provider of the Company or any of its subsidiaries (collectively, the “Company Employees”) and any such plan, program, agreement or arrangement that is or was subject to Part 3 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA, at any time during the six-year period preceding the date of this Agreement, with respect to which the Company or any of its subsidiaries has or would reasonably be expected to have any present or future actual or contingent Liabilities.

(b) With respect to each Company Plan set forth on Section 3.11(a) of the Company Disclosure Schedule, the Company has made available to Parent a true, correct, and complete copy thereof to the extent in writing and, to the extent applicable, all material supporting documents including, but not limited to (i) the plan document or agreement, including any material amendments thereto, and any related trust agreement or other funding instrument or insurance policy, (ii) the most recent determination letter, if any, received from, and all material correspondence with the Internal Revenue Service (the “IRS”) in the three-year period preceding the date of this Agreement, (iii) the most recent summary plan description for each Company Plan for which such summary plan description is required, (iv) for the most recent three years (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports, if any, and (v) all material correspondence with the Department of Labor and the Pension Benefit Guaranty Corporation in the three-year period preceding the date of this Agreement. No Company Plan is maintained outside the jurisdiction of the United States or covers any Company Employees residing or working outside of the United States.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, (i) each Company Plan has been established, funded and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code, and other applicable Laws, rules and regulations; (ii) with respect to each Company Plan, as of the date of this Agreement, no actions, suits, audits, proceedings, investigations or claims (other than routine claims for benefits in the ordinary course), or material administrative proceeding by the IRS, the Department of Labor, or any other Governmental Entity, are pending or, to the knowledge of the Company, threatened, (iii) all contributions, reimbursements, premium payments and other payments required to be made by the Company or any of its subsidiaries to or on behalf of any Company Plan have been made on or before their applicable due dates, and (iv) there has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code, other than a transaction that is exempt under a statutory or administrative exemption), with respect to any Company Plan that could reasonably be expected to result in material Liability to the Company or any of its subsidiaries. Each Company Plan which is intended to be qualified under Section 401(a) of the Code has received a determination letter to that effect from the IRS and, to the knowledge of the Company, no circumstances exist which would reasonably be expected to materially adversely affect such qualification.

(d) No Company Plan is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or a multiple employer welfare arrangement as defined in Section 3(40) of ERISA, and neither the Company nor any ERISA Affiliate has contributed to or been obligated to contribute to any such plan within the six years preceding the date of this Agreement. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, neither the Company nor any ERISA Affiliate has incurred any Controlled Group Liability (as defined below) that has not been satisfied in full nor, to the knowledge of the Company, do any circumstances exist that could reasonably be expected to give rise to any Controlled Group Liability (except for the payment of premiums to the Pension Benefit Guaranty Corporation not yet due). For the purposes of this Agreement, “Controlled Group Liability” means any and all liabilities (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Sections 412, 430 and 4971 of the Code or (iv) as a result of the failure to comply with the continuation of coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.

(e) None of the execution, delivery and performance of this Agreement, shareholder or other approval of this Agreement or the consummation of the transactions contemplated by this Agreement (whether alone or in combination with another event, including without limitation termination of employment or service) will (i) entitle any Company Employee to severance pay (or a material increase in severance pay), unemployment compensation or any other payment or benefit or trigger the funding of such payment, (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such Company Employee, (iii) limit or restrict the right to merge, amend, terminate or transfer the assets of any Company Plan on or following the Effective Time, except as expressly contemplated by this Agreement, or (iv) result in any breach or violation of, or default under, or limit the Company’s right to amend, modify or terminate, any Company Plan.

(f) No payment or benefit that could be paid or provided (whether in cash or property or the vesting of property or the cancellation of indebtedness) to any Company Employee who is a “disqualified individual” within the meaning of Section 280G of the Code will constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) as a result of the consummation of the transactions contemplated by this Agreement.

(g) Neither the Company nor any of its subsidiaries is obligated or otherwise required to provide for the gross-up of any Taxes imposed by Section 4999 of the Code that could apply in connection with the transactions contemplated by this Agreement.

(h) No Company Plan that is a “welfare benefit plan” within the meaning of ERISA provides benefits in respect of Company Employees beyond their retirement or other termination of service, other than coverage mandated solely by applicable Law.

SECTION 3.12 Labor and Employment Matters.

(a) The Company is not, nor has it ever been, a party to any collective bargaining agreement or other Contract with any labor union or other labor organization or other representative representing any Company Employees, nor is any such Contract presently being negotiated. To the knowledge of the Company, there is no unfair labor practice charge or comparable or analogous complaint pending before the National Labor Relations Board (or equivalent regulatory body, tribunal or authority) against the Company which, if adversely decided, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(b) Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to the Company, since the Applicable Date, the Company has not engaged in any “plant closing” or “mass layoff,” as defined in the Worker Adjustment Retraining and Notification Act or any comparable state or local Law, without complying with the notice requirements of such Laws.

(c) Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to the Company: (i) as of the date of this Agreement, there are no litigations, lawsuits, claims, charges, complaints, arbitrations, actions, investigations or proceedings pending or, to the knowledge of the Company, threatened between or involving the Company and any Company Employees for employment or classes of the foregoing and (ii) the Company is, and since the Applicable Date has been, in compliance with all applicable Laws, Contracts and policies respecting employment and employment practices, including all legal requirements respecting terms and conditions of employment, equal opportunity, workplace health and safety, wages and hours, child labor, immigration, discrimination, disability rights or benefits, facility closures and layoffs, workers’ compensation, labor relations, employee leaves and unemployment insurance.

SECTION 3.13 Insurance. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, (a) each of the Company and its subsidiaries has been since the Applicable Date continuously insured with financially responsible insurers or has self-insured, in each case in such amounts and with respect to such risks and losses as are customary for companies in the United States conducting the business conducted by the Company and its subsidiaries, (b) neither the Company nor its subsidiaries has received since the Applicable Date any written notice of any pending or threatened (or is otherwise aware of any fact or occurrence that would trigger) cancellation, nonrenewal, termination or premium increase with respect to any insurance policy of the Company or any of its subsidiaries and all insurance policies of the Company and its subsidiaries are in full force and effect and (c) all premiums due with respect to such insurance policies have been paid in accordance with the terms thereof. Since the Applicable Date, neither the Company nor any of its subsidiaries has been refused any insurance with respect to its respective businesses or assets.

SECTION 3.14 Properties.

(a) Except as does not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, each Company Party (i) has good and valid title to all material real property owned in fee by such Company Party (the “Company Material Owned Real Property”), (ii) holds valid rights to lease all material real property and interests in real property leased or subleased by such Company Party as lessee or sublessee (the “Company Material Leased Real Property”) and (iii) has valid title to the material real property easements owned by such Company Party (the “Company Material Easement Real Property” and together with the Company Material Owned Real Property and the Company Material Leased Real Property, the “Company Material Real Property”), in each case free and clear of all liens, encumbrances, pledges, hypothecations, charges, mortgages, security interests, options, rights of first offer or last offer, preemptive rights, or other restrictions of similar nature (including any restriction on the transfer of any security or other asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset), claims and defects, and imperfections of title (“Liens”) (except in all cases for (A) Liens permissible under any applicable lines of credit or other credit facilities or arrangements, loan agreements and indentures in effect on the date of this Agreement (or any replacement or additional facilities thereto permitted pursuant to this Agreement), (B) statutory liens securing payments not yet due, (C) with respect to real property (1) zoning, building codes and other state and federal land use Laws regulating the use or occupancy of such real property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real property, (2) such imperfections or irregularities of title, Liens, easements, covenants and other restrictions or encumbrances (including easements, rights of way, options, reservations or other similar matters or restrictions or exclusions which would be shown by a current title report or other similar report; and any condition or other matter, if any, that may be shown or disclosed by a current and accurate survey or physical inspection), as do not materially and adversely affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties, (D) Liens for current Taxes or other governmental charges not yet due and payable or for Taxes that are being contested in good faith by appropriate proceeding and for which adequate reserves have been established in accordance with GAAP, (E) pledges or deposits made in the ordinary course of business to secure obligations under workers’ compensation, unemployment insurance, social security, retirement and similar Laws or similar legislation or to secure public or statutory obligations, (F) mechanics’, carriers’, workmen’s, repairmen’s or other like encumbrances arising or incurred in the ordinary course of business relating to obligations which are not overdue or that are being contested in good faith, and (G) mortgages, or deeds of trust, security interests or other encumbrances on title related to (x) indebtedness reflected on the most recent balance sheet included in the Company SEC Reports filed prior to the date hereof or (y) indebtedness incurred after the date hereof, in compliance with Section 5.1(c)(x)) (items in clauses (A) through (G) are referred to herein as “Permitted Liens”). This Section 3.14 does not relate to Intellectual Property, which is addressed in Section 3.16.

(b) Neither the Company nor any of its subsidiaries is obligated under, or a party to, any option, right of first refusal or other contractual right or obligation to sell, assign or dispose of any Company Material Real Property (or any portion thereof) that, if such sale, assignment or disposition is consummated, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(c) Except in any such case as is not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect on the Company, (i) each easement or subeasement for Material Easement Real Property (each, an “Easement”) is in full force and effect and is the valid and binding obligation of the Company or its applicable subsidiary, as applicable, enforceable against the Company or its applicable subsidiary, as applicable, in accordance with its terms, and to the knowledge of the Company, the other party or parties thereto, subject to the effects of the Bankruptcy and Equity Exception, (ii) no written notices of default under any Easement have been received by the Company or its subsidiaries that have not been resolved and (iii) to the knowledge of the Company, no event has occurred which, with notice, lapse of time or both, would constitute a breach or default under any Easement by the Company or its subsidiaries.

(d) With respect to the Company Material Real Property, neither the Company nor any of its subsidiaries has received any written notice of, nor to the knowledge of the Company, does there exist as of the date of this Agreement, any pending, threatened or contemplated condemnation (other than condemnations in connection with municipal road improvement projects, state highway improvement projects or other public transportation projects) or similar proceedings, or any sale or other disposition of any Company Material Real Property or any part thereof in lieu of condemnation that, individually or in the aggregate, has had and would reasonably be expected to have a Material Adverse Effect on the Company. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, the Company and its subsidiaries have lawful rights of use to all land and other real property rights, subject to Permitted Liens, necessary to conduct their business as presently conducted.

SECTION 3.15 Tax Matters. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company:

(a) Each of the Company and its subsidiaries has timely filed all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate. Each of the Company and its subsidiaries has timely paid (or has had timely paid on its behalf) in full all Taxes due and payable by it (whether or not shown on any Tax Return) except with respect to matters contested in good faith and for which adequate reserves have been established in accordance with GAAP. There are no Liens with respect to Taxes upon any of the assets or properties of either the Company or any of its subsidiaries, other than Permitted Liens.

(b) The most recent financial statement contained in the Company SEC Reports filed prior to the date of this Agreement reflect, in accordance with GAAP, an adequate reserve for all Taxes payable by the Company and its subsidiaries for all taxable periods through the date of such financial statements, and since such date.

(c) No Tax or Tax Return of the Company or any of its subsidiaries is under any ongoing or pending audit or examination by any Taxing Authority or is the subject of any ongoing or pending administrative or judicial proceeding, and no assessment or deficiency with respect to any Taxes has been received by or proposed or asserted in writing against the Company or any of its subsidiaries by any Taxing Authority that has not been fully satisfied by payment or otherwise finally resolved. During the last three (3) years, no claim has been made in writing by any Governmental Entity in a jurisdiction where the Company or any of its subsidiaries, as applicable, does not file Tax Returns that the Company or such subsidiary is or may be subject to taxation by that jurisdiction, which claim has not been finally settled or otherwise resolved. Neither the Company nor any of its subsidiaries has waived or extended in writing any statute of limitations with respect to Taxes that remains in effect.

(d) Neither the Company nor any of its subsidiaries (i) has been a member of a group (other than a group the common parent of which is the Company) filing a consolidated, combined, affiliated, unitary or similar income Tax Return or (ii) has any Liability for Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign Tax Law), other than the Company and any of its subsidiaries, by reason of filing or being required to file a consolidated, combined, affiliated, unitary or similar income Tax Return or as a transferee or successor.

(e) None of the Company or any of its subsidiaries is a party to, is bound by or has any obligation under any Tax sharing, Tax allocation or Tax indemnity agreement or similar contract or arrangement, other than (i) such agreements, contracts or arrangements solely between or among the Company and/or any of its subsidiaries or (ii) such agreements, contracts or arrangements entered into in the ordinary course that do not relate primarily to Taxes.

(f) None of the Company or any of its subsidiaries has been either a “distributing corporation” or a “controlled corporation” in a distribution occurring during the last two years in which the parties to such distribution treated the distribution as one to which Section 355 of the Code (or any similar provision of state, local or non-U.S. Tax Law) was applicable.

(g) All Taxes required to be deducted, withheld, collected or deposited by or with respect to the Company and each of its subsidiaries have been timely deducted, withheld, collected or deposited, as the case may be, and to the extent required by applicable Tax Law, have been timely paid over, or set aside in accounts for such purposes, any Taxes so deducted, withheld, collected or deposited to the relevant Taxing Authority.

(h) Neither the Company nor any of its subsidiaries has participated in any “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) (or any similar provision of state, local or non-U.S. Tax Law).

(i) Neither the Company nor any of its subsidiaries (A) has requested or received any ruling related to Taxes from any Taxing Authority, or signed (or been a party to or bound by) any binding agreement relating to Taxes with any Taxing Authority that reasonably could be expected to have an impact on the Tax liability of the Company or any of its subsidiaries in a taxable period (or portion thereof) ending after the Closing Date, or (B) is currently the beneficiary of any Tax holiday or other Tax reduction or incentive arrangement with any Taxing Authority.

(j) Neither the Company nor any of its subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (A) adjustment under Section 481 of the Code (or any similar provision of state, local or non-U.S. Tax Law) or any other change in method of accounting occurring prior to Closing, (B) closing agreement described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Tax Law) entered into prior to Closing, (C) installment sale or open transaction disposition occurring prior to Closing, (D) use of an improper method of accounting prior to Closing or (E) prepaid amount received, or deferred revenue accrued, prior to Closing.

Except to the extent that Section 3.10 or Section 3.11 relates to Taxes, the representations and warranties set forth in this Section 3.15 shall constitute the only representations and warranties by the Company with respect to Tax matters.

SECTION 3.16 Intellectual Property.

(a) Except as has not had since the Applicable Date and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company: (a) the Company and its subsidiaries either own, free and clear of all Liens except Permitted Liens or have sufficient rights to use, all Intellectual Property used in their business as currently conducted; (b) to the knowledge of the Company, the conduct of the Company’s business does not, and has not since the Applicable Date (or earlier if not currently resolved), infringed, misappropriated or violated the Intellectual Property rights of any Person, and the Company and its subsidiaries have not received any written claim or allegation of same within the past year; (c) to the knowledge of the Company, no Person is infringing, misappropriating or violating the Intellectual Property rights held exclusively by the Company or its subsidiaries; and (d) the Company and its subsidiaries take commercially reasonable actions to protect the secrecy of their material trade secrets and confidential information and the security and operation of their material software and systems.

(b) Except as to matters that, individually or in the aggregate, have not had and would not reasonably be expected to result in a Material Adverse Effect on the Company, to the knowledge of the Company: (i) the Company and its subsidiaries have implemented and maintain reasonable backup, security and disaster recovery and business continuity technology, policies and plans that are consistent with industry practices; (ii) the Company and its subsidiaries take such industry standard measures and other measures as are required by applicable Law and the policies of the Company and its subsidiaries to ensure the confidentiality of customer financial and other confidential information and to protect against the loss, theft and unauthorized access or disclosure of such information; (iii) the Company and its subsidiaries are in compliance with the Company’s and its subsidiaries’ privacy policies; (iv) none of the Company or any of its subsidiaries has received any written claims, notices or complaints regarding the Company’s or its subsidiaries’ information handling or security practices or the disclosure, retention, misuse or security of any Personal Information, or alleging a violation of any Person’s privacy, personal or confidentiality rights under any Person’s Privacy Rules and

Policies, or otherwise by any Person, including the U.S. Federal Trade Commission, any similar foreign bodies, or any other Governmental Entity and (v) the Company’s and its subsidiaries’ computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology systems operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required by the Company or its subsidiaries in connection with its business as presently conducted, and have not materially malfunctioned or failed since the Applicable Date, and there have been no unauthorized intrusions or breaches of security with respect to the such information technology systems.

SECTION 3.17 Environmental Matters. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company:

(a) the Company and its subsidiaries are, and have been since the Applicable Date, operating in compliance with all applicable Environmental Laws;

(b) the Company and its subsidiaries have obtained all Licenses required under any applicable Environmental Law for the operation of the business as currently conducted, and all such Licenses are validly issued, in full force and effect, and the Company and its subsidiaries are, and have been since the Applicable Date, in compliance with all terms and conditions of such Licenses;

(c) there has been no spill, release or discharge of any Hazardous Substances on, at, under, in, or from any real property currently or formerly owned, leased or operated by the Company or its subsidiaries, or to the knowledge of the Company, at any other location, that is (i) currently subject to any investigation, remediation or monitoring obligation of the Company or its subsidiaries, or (ii) reasonably likely to result in an investigation, remediation or monitoring obligation or other liability of the Company or any subsidiary, in either case (i) or (ii), under any applicable Environmental Laws;

(d) neither the Company nor any of its subsidiaries is a party to, or has received written notice of, any pending or, to the knowledge of the Company, threatened claim, complaint, suit or demand alleging that it or any subsidiary is in violation of or has Liability under any Environmental Laws;

(e) neither the Company nor any of its subsidiaries is a party or subject to any order, judgment, decree, settlement agreement, or similar arrangement imposing on it any obligation under any applicable Environmental Laws that remains unfulfilled; and

(f) neither the Company nor any of its subsidiaries has assumed or retained any Liabilities under any applicable Environmental Laws of any other Person by Contract or operation of law, including in any acquisition or divestiture of any property or business.

For purposes of this Agreement, the following terms shall have the meanings assigned below:

“Environmental Law” shall mean any federal, state, local, foreign or international laws

(including common law), rules, orders, regulations, statutes, ordinances, codes or decrees that concern (i) pollution, (ii) protection, preservation or clean-up of the environment, (iii) protection or preservation of human health and safety (to the extent relating to exposure to Hazardous Substances), or (iv) the generation, use, treatment, transportation, storage, disposal, handling or release of Hazardous Substances.

“Hazardous Substance” shall mean (i) any chemical, waste, material or substance defined or designated as toxic, hazardous, or radioactive, or regulated as a waste, a pollutant or a contaminant by any applicable Environmental Law, and (ii) petroleum and petroleum products, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, perfluorooctanoic acid, perfluorooctane sulfonate and other per- or polyfluoroalkyl substances, and polychlorinated biphenyls.

SECTION 3.18 Opinion of Financial Advisor. Evercore Group L.L.C. (the “Company Financial Advisor”) has delivered to the Company Board of Directors its written opinion (or oral opinion that will be confirmed in writing and delivered to the Company Board of Directors promptly (and in no event later than one (1) Business Day) after the date of this Agreement), dated as of the date of this Agreement, that, as of such date and based upon, and subject to, the factors, assumptions and limitations set forth therein, the Per Share Merger Consideration is fair, from a financial point of view, to the holders of Company Common Stock. Copies of such opinion (including such written confirmation) have been made available to Parent or will be made available to Parent promptly after the date of this Agreement and prior to the Closing Date for informational purposes only.

SECTION 3.19 Regulatory Matters.

(a) The Company is a “holding company,” as such term is defined in PUHCA. Certain subsidiaries of the Company qualify as an “electric utility company” within the meaning of PUHCA, as a “public utility” under the FPA subject to regulation by FERC, as a “public utility” or “utility” subject to the Public Utility Regulatory Act of Texas, or as a “public utility” or “utility” subject to the Public Utility Act of New Mexico (hereinafter the “Regulated Operating Subsidiaries”).

(b) All filings required to be made by the Company or any of the Regulated Operating Subsidiaries since January 1, 2018, with FERC under the FPA or the PUHCA, the Department of Energy and any applicable state utility commissions, as the case may be, have been made, as applicable, including all forms, statements, reports, agreements and all documents, exhibits, amendments and supplements pertaining thereto, including all rates, tariffs and related documents, and all such filings complied, as of their respective dates, with all applicable requirements of applicable statutes and the rules and regulations thereunder, except for filings the failure of which to make or the failure of which to make in compliance with all applicable requirements of applicable statutes and the rules and regulations thereunder do not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(c) Each of the Regulated Operating Subsidiaries is legally entitled to provide services in all areas (i) where it currently provides service to its customers, and (ii) as identified in their respective tariffs, service agreements and other Contracts with its customers, except for failures to be so entitled that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company.

(d) Section 3.19(d) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, (i) all rate filings pending as of the date of this Agreement related to the Company or any of the Regulated Operating Subsidiaries before the FERC and any state energy regulatory body and each other material proceeding pending as of the date of this Agreement before the FERC or any state energy regulatory body relating to the Company or any of the Regulated Operating Subsidiaries (other than those rate filings or other material proceedings of a general or industry-wide nature that also affect other entities engaged in a business similar to that of the Company or any of the Regulated Operating Subsidiaries) and (ii) all tariffs (other than tariffs applicable to utilities generally in any jurisdiction in which the Company or any of the Regulated Operating Subsidiaries operates) filed with respect to, or applicable to, the services provided by the Company or any of the Regulated Operating Subsidiaries, and all agreements to provide service on non-tariff terms (and complete and correct copies of all such tariffs and agreements have been provided to Parent). All charges that have been made for service and all related fees have been charged in accordance with the terms and conditions of valid and effective tariffs or valid and enforceable agreements for non-tariff charges and are not subject to refund, except for failures to have made such charges or charged such fees that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.20 Brokers. No Person (other than the Company Financial Advisor) is or will be entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of the Company or any of its subsidiaries. The Company has heretofore made available to Parent a correct and complete copy of the Company’s engagement letter with Company Financial Advisor, which letter describes all brokerage, finders’, advisory, commission or fees payable to the Company Financial Advisor, in connection with the transactions contemplated hereby.

SECTION 3.21 Takeover Statutes. Assuming the accuracy of the representations set forth in Section 4.9, no “fair price”, “moratorium”, “control share acquisition”, “affiliate transactions”, “business combination” or other similar antitakeover statute or regulation enacted under state or federal Laws in the United States applicable to the Company is applicable to this Agreement or the transactions contemplated hereby, including the Merger.

SECTION 3.22 Energy Price Risk Management.

(a) The Company has established risk parameters, limits and guidelines in compliance with the risk management policy (including commodity risk policies) approved by the Company Board of Directors (the “Company Risk Management Guidelines”) and monitors compliance by the Company and its subsidiaries with such energy price risk parameters, limits and guidelines. The Company has made available the Company Risk Management Guidelines prior to the date of this Agreement.

(b) As of the date of this Agreement, except for exceptions approved in accordance with the Company Risk Management Guidelines and other than as would not reasonably be expected to have a Material Adverse Effect on the Company, the Company and its subsidiaries are operating in compliance with the Company Risk Management Guidelines and all Derivative Products of the Company and any of its subsidiaries were entered into in accordance with the Company Risk Management Guidelines.

SECTION 3.23 Anti-Corruption; Anti-Money Laundering.

(a) None of the Company or any of its subsidiaries or Joint Ventures, or any of their respective Representatives, has since January 1, 2015, directly or indirectly, made, offered, promised, authorized, accepted or agreed to accept, directly or indirectly, any gift, payment, or transfer of any money or anything else of value, including any bribe, rebate, kickback, payoff or other similar unlawful payment, or provided any benefit, to or from anyone, intending that, in consequence, a relevant function or activity should be performed improperly or to reward such improper performance, to any Government Official, (i) for the purpose of (A) influencing any act or decision of that Government Official, (B) inducing that Government Official to do or omit to do any act in violation of his lawful duty, (C) securing any improper advantage, or (D) inducing that Government Official to use his or her influence with a Governmental Entity, (1) to affect or influence any act or decision of any Governmental Entity, or (2) to assist the Company or any of its subsidiaries or Joint Ventures in obtaining or retaining business with, or directing business to, any Person, or (ii) which would otherwise constitute or have the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks or other unlawful or improper means of obtaining business or any improper advantage.

(b) The Company and its subsidiaries and Joint Ventures have maintained complete and accurate books and records with respect to payments to any Government Official and any payment to or other expenses involving agents, consultants, representatives, customers, employees and any other third parties acting on behalf of any Company Party, in each case, in accordance with Anti-Corruption Laws and GAAP.

(c) None of the Company or any of its subsidiaries or Joint Ventures has either (i) (A) conducted or initiated any review, audit, or internal investigation, or (B) made a voluntary, directed, or involuntary disclosure to any Governmental Entity responsible for enforcing Anti-Corruption Laws, in each case with respect to any alleged act or omission arising under or relating to noncompliance with any Anti-Corruption Laws, or (ii) received any inquiry, notice, request or citation from any Person alleging noncompliance with any Anti-Corruption Laws.

(d) Each of the Company and its subsidiaries and Joint Ventures is, and has been since January 1, 2015, in compliance with all applicable anti-money laundering legislation, regulations, rules or orders relating thereto for all other applicable jurisdictions, and maintains adequate internal controls to ensure such compliance.

SECTION 3.24 No Other Representations or Warranties. Except for the representations and warranties contained in Article IV (including the Parent Disclosure

Schedule), the Company acknowledges that none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes, or has made, any other express or implied representation or warranty with respect to Parent or Merger Sub or their respective subsidiaries or businesses or with respect to the transactions contemplated by this Agreement or with respect to any other information provided to the Company. The Company hereby disclaims, and specifically acknowledges and agrees to the disclaimer of, any such other representations or warranties, whether made by Parent, Merger Sub or any of their Affiliates, or any of their respective shareholders, officers, directors, employees, agents or Representatives, and of all liability and responsibility for any such other representation, warranty, projection, forecast, statement, or information made, communicated or furnished (orally or in writing) to the Company or its Affiliates or Representatives (including any opinion, information, projection or advice that may have been or may be provided to any of them). None of Parent, Merger Sub nor any other Person will have or be subject to any liability or indemnification obligation to the Company or any other Person resulting from the distribution to the Company, or the Company’s use of, any such information, including any information, documents, projections, forecasts or other material made available to the Company in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement.

SECTION 3.25 Access to Information; Disclaimer. The Company acknowledges and agrees that it has conducted its own independent investigation and analysis of Parent, Merger Sub and their respective subsidiaries, their respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any Person on behalf of Parent, Merger Sub or any of their respective subsidiaries, other than the representations and warranties of Parent and Merger Sub expressly contained in Article IV (including the Parent Disclosure Schedule) of this Agreement, and that all other representations and warranties are specifically disclaimed. Without limiting the foregoing, the Company further acknowledges and agrees that none of Parent, Merger Sub or any of their respective subsidiaries or any of their respective shareholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty (express or implied) concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding Parent, Merger Sub, their respective subsidiaries or their respective businesses and operations.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES REGARDING

PARENT AND MERGER SUB

Parent and Merger Sub each hereby represent and warrant to the Company that, except (i) as disclosed in Parent SEC Reports filed with, or furnished to, the SEC from and after January 1, 2019 and prior to the date of this Agreement (other than in any “risk factor” disclosure under the heading “Risk Factors” or any forward looking statements contained therein) or (ii) as set forth on the corresponding sections or subsections of the disclosure schedules delivered to the Company by Parent concurrently with entering into this Agreement (the “Parent Disclosure Schedule”), it being agreed that disclosure of any item in any section or subsection of the Parent Disclosure Schedule shall also be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such item is reasonably apparent on the face of such disclosure:

SECTION 4.1 Organization and Qualification. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its respective jurisdiction of organization and has the requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business. To the extent such concept is applicable, each of Parent and Merger Sub is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or has not had and would not reasonably be expected to have not, individually or in the aggregate, a Parent Material Adverse Effect.

SECTION 4.2 Operations and Ownership of Merger Sub. As of the date hereof, the authorized equity securities of Merger Sub consists solely of shares of common stock, no par value, all of which are validly issued and outstanding as of the date hereof. All of the issued and outstanding capital stock of Merger Sub is, and at and immediately prior to the Effective Time will be, owned by Parent. Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and prior to the Effective Time will have engaged in no other business activities and will have no assets, liabilities or obligations of any nature other than as expressly contemplated herein or in furtherance of the transactions contemplated hereby.

SECTION 4.3 Authority.

(a) Each of Parent and Merger Sub has all requisite corporate power and authority, and has taken all corporate action necessary, in order to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby, subject only to filing of the Articles of Merger with the New Mexico Secretary of State. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) All of the directors of the Parent Board of Directors at a duly called and held meeting, unanimously, (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to and in the best interests of Parent and its shareholders, (ii) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Merger, and (iii) declared this Agreement and the transactions contemplated by this Agreement, including the Merger, advisable and in the best interests of Parent and its shareholders.

(c) Parent has approved and adopted this Agreement and the transactions contemplated hereby, including the Merger, in its capacity as sole shareholder of Merger Sub.

SECTION 4.4 No Conflict; Required Filings and Consents.

(a) The execution, delivery and performance of this Agreement by Parent and Merger Sub do not, and the consummation of the Merger and the other transactions contemplated hereby does not and will not (i) breach or violate the Charter Documents of Parent or Merger Sub, or (ii) assuming that all Consents and Filings set forth on Section 4.4(b) of the Parent Disclosure Schedule have been made and obtained, and any waiting periods thereunder have terminated or expired, conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time, or both) a default under, result in or give to any Person any right of payment (other than payment of the Per Share Merger Consideration on each Company Share pursuant to the terms, and subject to the conditions, of this Agreement), reimbursement, termination, revocation, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien (except a Permitted Lien) upon any of the assets or properties of Parent or Merger Sub under, any of the terms, conditions or provisions of (A) any Law, rule, regulation, order, judgment or decree applicable to Parent or Merger Sub or by which any of them or any of their respective properties are bound or (B) any License to which any Parent Party is a party or by which any Parent Party or any of their respective assets or properties is bound, except, in the case of clauses (A) and (B), for any such conflict, violation, breach, default, loss, right or other occurrence which does not have and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b) No Consent or Filing with any Governmental Entity or third party is required for or in connection with the execution, delivery and performance of this Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub of the transactions contemplated hereby, other than Consents and Filings that have been obtained or made by Parent or Merger Sub, including the Required Regulatory Approvals or those, the failure of which to obtain or make, would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

SECTION 4.5 Compliance. (a) No Parent Party is, or since the Applicable Date has been, in default under or in violation of any Law applicable to any Parent Party or any order of any Governmental Entity, except for any such default or violation, which has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, and (b) the Parent Parties have all Licenses required to conduct their respective businesses as being conducted as of the date hereof, except for any such Licenses the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Each Parent Party is, and since the Applicable Date has been, in compliance in all respects with the terms of its Licenses, except where the failure to be in compliance has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

SECTION 4.6 No Parent Material Adverse Effect. Since December 31, 2018 through the date of this Agreement, there has not occurred any event, development, change, effect or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

SECTION 4.7 Absence of Litigation. There are no civil, criminal, administrative or other suits, claims, actions, proceedings or arbitrations pending or, to the knowledge of Parent, threatened against Parent or Merger Sub or any of their respective subsidiaries, other than any such suit, claim, action, proceeding or arbitration that would not or would not reasonably be expected to have, individually or in the aggregate a Parent Material Adverse Effect. Neither Parent nor any of its subsidiaries nor any of their respective material properties is or are subject to any order, writ, judgment, injunction, decree or award except for that has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

SECTION 4.8 Brokers. No Person (other than BNP Paribas) is or will be entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Parent or Merger Sub or any of their respective subsidiaries for which the Company could have Liability.

SECTION 4.9 Ownership of Shares of Company Common Stock. Other than pursuant to this Agreement, neither Parent nor any of its subsidiaries beneficially owns (as defined in Rule 13d-3 under the Exchange Act) any shares of Company Common Stock or any securities that are convertible into or exchangeable or exercisable for shares of Company Common Stock, or holds any rights to acquire or vote any Company Shares, or any option, warrant, convertible security, stock appreciation right, swap agreement or other security, contract right or derivative position, whether or not presently exercisable, that provides Parent, Merger Sub, or any of their respective subsidiaries with an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the shares of Company Common Stock or a value determined in whole or part with reference to, or derived in whole or part from, the value of the shares of Company Common Stock, in any case without regard to whether (a) such derivative conveys any voting rights in such securities to such Person or such Person’s subsidiaries, (b) such derivative is required to be, or capable of being, settled through delivery of securities or (c) such Person or such Person’s subsidiaries may have entered into other transactions that hedge the economic effect of such derivative.

SECTION 4.10 Vote/Approval Required. No vote or consent of the holders of any class or series of capital stock of Parent or any of its Affiliates is necessary to approve this Agreement or the Merger.

SECTION 4.11 Available Funds.

(a) Parent has delivered to the Company a true, complete and correct copy of the Commitment Letter. The Commitment Letter has not been amended, restated or otherwise modified or waived prior to the execution and delivery of this Agreement, and Iridium’s commitment contained in the Commitment Letter has not been withdrawn, rescinded, amended, restated or otherwise modified in any respect prior to the execution and delivery of this Agreement. As of the date hereof, to the knowledge of Parent, the Commitment Letter is in full force and effect and constitutes the legal, valid and binding obligation of Iridium, enforceable against Iridium in accordance with its terms, subject to Bankruptcy and Equity Exceptions. There are no conditions precedent or contingencies related to Iridium’s obligations under the Commitment Letter except as expressly set forth therein.

(b) Parent has, as of the date hereof, and shall continue to have through the Closing Date, ready access to (when taking into account the commitment under the Commitment Letter), and as of the Effective Time will have available, all funds necessary to consummate the Merger and the transactions contemplated by this Agreement, including the payment of the aggregate Per Share Merger Consideration to the Exchange Agent.

(c) The obligations of Parent and Merger Sub hereunder are not subject to any condition regarding Parent’s, Merger Sub’s or any other Person’s ability to obtain financing for the Merger and the other transactions contemplated by this Agreement.

SECTION 4.12 No Other Representations or Warranties. Except for the representations and warranties contained in Article III (including the Company Disclosure Schedule), each of Parent and Merger Sub acknowledges that neither the Company nor any other Person on behalf of the Company makes, or has made, any other express or implied representation or warranty with respect to the Company or their respective subsidiaries or business or with respect to the transactions contemplated by this Agreement or with respect to any other information provided to Parent or Merger Sub. Each of Parent and Merger Sub hereby disclaims, and specifically acknowledges and agrees to the disclaimer of, any such other representations or warranties, whether made by the Company or any of its Affiliates, or any of their respective shareholders, officers, directors, employees, agents or Representatives, and of all liability and responsibility for any such other representation, warranty, projection, forecast, statement, or information made, communicated or furnished (orally or in writing) to Parent or Merger Sub or their Affiliates or Representatives (including any opinion, information, projection or advice that may have been or may be provided to any of them). Neither the Company nor any other Person will have or be subject to any liability or indemnification obligation to Parent, Merger Sub or any other Person resulting from the distribution to Parent or Merger Sub, or Parent’s or Merger Sub’s use of, any such information, including any information, documents, projections, forecasts or other material made available to Parent or Merger Sub in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement.

SECTION 4.13 Access to Information; Disclaimer. Parent and Merger Sub each acknowledges and agrees that it has conducted its own independent investigation and analysis of the Company and its subsidiaries, their respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any Person on behalf of the Company or any of its subsidiaries, other than the representations and warranties of the Company expressly contained in Article III (including the Company Disclosure Schedule) of this Agreement, and that all other representations and warranties are specifically disclaimed. Without limiting the foregoing, each of Parent and Merger Sub further acknowledges and agrees that none of the Company or any of its shareholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty (express or implied) concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding the Company, its subsidiaries or their respective businesses and operations.

ARTICLE V

CONDUCT OF BUSINESS PENDING THE MERGER

SECTION 5.1 Conduct of Business of the Company Pending the Merger. From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article VIII, except as otherwise expressly permitted or required by this Agreement, as set forth in Section 5.1 of the Company Disclosure Schedule, the taking of any COVID Action (the “COVID Company Exception”), or to the extent required to comply with applicable Laws, or unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), (a) the Company shall, and shall cause each of its subsidiaries to, and the Company shall exercise (and cause its subsidiaries to exercise) any available rights with respect to its Joint Ventures to cause each such Joint Venture to, (i) conduct its business in the ordinary course of business consistent with past practice and in substantially the same manner as heretofore conducted and (ii) use their respective commercially reasonable efforts to maintain their respective relationships with Governmental Entities, customers, suppliers, contractors, distributors, creditors, lessors and other third parties that have material business dealings with the Company or such subsidiary of the Company and keep available the services of its officers and key employees and consultants, in each case, as is reasonably necessary to preserve substantially intact its business organization, (b) the Company shall not, and it shall cause each of its Affiliates not to, directly or indirectly, take any action (including any action with respect to a third-party) that would, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Merger or the other transactions contemplated by this Agreement or their respective ability to satisfy their obligations hereunder, and (c) without limiting the generality of the foregoing, the Company shall not, and shall cause each subsidiary of the Company not to, do any of the following and shall exercise (and shall cause its subsidiaries to exercise) any available rights with respect to its Joint Ventures to cause each such Joint Venture not to do any of the following:

(i) amend or otherwise change its Charter Documents;

(ii) make any acquisition of (whether by merger, consolidation or acquisition of stock or substantially all of the assets), or make any investment in any interest, in any Person, corporation, partnership or other business organization or division thereof or any assets, in each case, except for (A) purchases of equipment, inventory and other assets or pursuant to construction, operation and/or maintenance contracts, in each case, in the ordinary course of business or pursuant to Contracts existing on the date of this Agreement or entered into after the date of this Agreement consistent with the terms hereof or (B) acquisitions or investments that do not exceed $20,000,000 individually or $60,000,000 in the aggregate;

(iii) issue or authorize the issuance, pledge, transfer, subject to any Lien, sell, or dispose of or commit to the issuance, authorization, pledge, transfer, subjecting to any Lien, or disposition of, (in each case, whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any Equity Securities (except for the issuance of shares of Company Common Stock pursuant to the exercise or settlement of Company Restricted Stock Rights, Performance Shares and other stock rights granted under the Company Stock Plan outstanding as of the Company Capitalization Date and for the grant of new awards under the Company Stock Plan in the ordinary course of business consistent with past practice and as set forth on Section 5.1(c)(iii) of the Company Disclosure Schedule; provided, however, that such grants of new awards shall not vest, accelerate or become exercisable solely as a result of the Merger or the other transactions contemplated by this Agreement (nothing herein, however, will prohibit the acceleration of any vesting of any Company Restricted Stock Rights, Performance Shares and other stock rights granted under the Company Stock Plan on a “double trigger” basis in accordance with the terms of the Company Stock Plan);

(iv) reclassify, combine, split, subdivide or amend the terms of, or redeem, purchase or otherwise acquire, directly or indirectly, any of its Equity Securities;

(v) other than Permitted Liens or Liens relating to any indebtedness incurred in compliance with Section 5.1(c)(x), create or incur any material Lien on any material assets of the Company or its subsidiaries (other than subsidiaries acquired following the date hereof);

(vi) make any loans or advances to any Person (other than the Company or any of its wholly-owned subsidiaries) other than in the ordinary course of business or not in excess of $10,000,000 in the aggregate;

(vii) sell or otherwise dispose of (whether by merger, consolidation or disposition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof or otherwise sell, assign, exclusively license, allow to expire, or dispose of any assets, rights or properties, which are material to the Company Parties, taken as a whole (other than sales, dispositions or licensing of equipment or inventory and other assets in the ordinary course of business consistent with past practice or pursuant to Contracts existing on the date of this Agreement or entered into after the date of this Agreement consistent with the terms hereof);

(viii) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its Equity Securities, or make any other actual, constructive or deemed distribution in respect of any Equity Securities (except (A) the Company may continue the declaration and payment of regular quarterly cash dividends on Company Common Stock for each quarterly period ended after the date of this Agreement, not to exceed the amount set forth on Section 5.1(c)(viii) of the Company Disclosure Schedule, with usual record and payment dates for such quarterly dividends in accordance with past dividend practice and (B) for any cash dividend or cash distribution by a wholly-owned subsidiary of the Company to the Company or another wholly-owned subsidiary of the Company);

(ix) other than (A) in the ordinary course of business, (B) as required by Law or any Governmental Entity or (C) to implement the outcome of any regulatory proceeding, enter into, terminate, modify or amend in any material respect any Company Material Contract;

(x) except (x) as expressly provided in Section 6.18, (y) for borrowings in the ordinary course of business under the Company’s and its subsidiaries’ Credit Facilities, and (z) for intercompany loans between the Company and any of its wholly-owned subsidiaries or between any wholly-owned subsidiaries of the Company, (A) incur, assume or repay indebtedness for borrowed money or issue any debt securities in excess of $50,000,000 (provided that any debt so incurred must be voluntarily prepayable without material premium, penalties or other material costs), other than (1) indebtedness incurred in the ordinary course of business not to exceed $10,000,000 in the aggregate, (2) pursuant to letters of credit in the ordinary course of business, or (3) any refinancing of long-term or short-term debt of the Company or any of its subsidiaries existing as of the date of this Agreement, provided, however, that if such refinancing is completed prior to maturity, it shall be (x) on substantially similar terms or terms that are more favorable to the Company or such subsidiaries in the aggregate, (y) for the same or lesser principal amount and (z) voluntarily prepayable by the Company or such subsidiaries without a premium or penalty amount greater than the premium or penalty associated with the debt that is being refinanced; (B) modify in any material respect in a manner adverse to the Company or Parent the terms of any such indebtedness for borrowed money, (C) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) the obligations of any Person (other than a wholly-owned subsidiary of the Company), (D) make any loans, advances or capital contributions to or investments in any other Person (other than the Company or any of its subsidiaries), except for business expense advancements in the ordinary course of business consistent with past practice to employees of the Company or its subsidiaries, (E) mortgage or pledge any of its or its subsidiaries’ assets, tangible or intangible) or (F) any commodity, currency, sale or other hedging agreements other than such hedging agreements entered into in the ordinary course of business consistent with past practice, which can be terminated on ninety (90) days or less notice;

(xi) increase in any respect the salary, wages, bonus or fringe benefits of any director, officer or employee of the Company or any of its subsidiaries, other than (1) as required by any agreement existing on the date hereof and made available to Parent, Company Collective Bargaining Agreement made available to Parent or Company Plan made available to Parent or applicable Law or as contemplated under this Agreement, (2) increases in salaries, wages, bonuses and fringe benefits of any employee of the Company or any of its subsidiaries made in the ordinary course of business consistent with past practice, including, without limitation, merit increases or increases in response to competing offers or to market conditions, or in connection with any extension or renewal of any Company Collective Bargaining Agreement made in the ordinary course of business, (3) renewals and changes made in the ordinary course of business consistent with past practice to employee benefit plans which renewals and changes do not discriminate in favor of executive level employees, (4) with respect to new hires and promotions in the ordinary course, or (5) restructuring or reassignment of officers and executive-level employees provided the total number of officers and executive-level employees does not increase as a result of the restructuring or reassignment from the number of officers and executive-level employees as of the date of this Agreement;

(xii) except as required by applicable Law or the terms of any agreement (including any Company Plan or Company Collective Bargaining Agreement made available to Parent) existing on the date hereof or as contemplated under this Agreement, (a) make any increase in, or accelerate the vesting of, the compensation or benefits payable or to become payable, or grant any retention, severance or termination pay (or rights thereto) to, any Company Employees or enter into or amend any Company Plan (or enter into any new plan or arrangement that would be a Company Plan if in effect on the date hereof) or make any loans to any Company Employees (other than reasonable and normal advances to Company Employees for bona fide expenses that are incurred in the ordinary course of business), or (b) enter into, adopt or amend any collective bargaining agreements, in each case in a manner inconsistent with past practice; provided, however, that the foregoing shall not prevent the Company or any subsidiary of the Company from (A) entering into at-will offer letters with new or newly-promoted non-executive level employees (or employment arrangements with new executive level employees to replace existing executive-level Company Employees or as the result of promotion of non-executive level employees), in each and every case, in the ordinary course of business consistent with past practice, (B) promoting non-executive level employees in the ordinary course of business consistent with past practice (including promoting non-executive level employees into executive level positions made in the ordinary course), (C) changing the compensation or benefits to Company Employees in the ordinary course of business consistent with past practice, (D) paying retention, severance, termination pay or other benefits to Company Employees under any Company Plan as in effect on the date of this Agreement or as otherwise expressly contemplated by this Agreement, (E) renewals and changes made in the ordinary course of business consistent with past practice to Company Plans which renewals and changes do not discriminate in favor of executive level employees, (F) extensions or renewals made in the ordinary course of business to any Company Collective Bargaining Agreements, or (G) restructuring or reassignment of officers and executive-level employees provided the total number of officers and executive-level employees does not increase as a result of the restructuring or reassignment from the number of officers and executive-level employees as of the date of this Agreement;

(xiii) except as may be required as a result of a change in applicable Law or in GAAP, make any material change in any of the accounting principles, policies, procedures or practices used by it or change any annual Tax accounting period;

(xiv) other than as and to the extent required by applicable Law or GAAP, (A) make, revoke, rescind or change any material Tax election, (B) adopt or change an annual Tax accounting period, (C) adopt or change a material Tax accounting method, (D) surrender any material claim for a refund of Taxes, (E) settle or compromise any material liability or refund for Taxes or any Tax audit, claim or other proceeding relating to a material amount of Taxes or otherwise enter into any closing agreement within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Tax Law) affecting any material Tax liability or refund, or (F) amend, in a material respect, any material Tax Return;

(xv) other than in the ordinary course of business or as required by applicable Law, enter into any collective bargaining agreement with any labor organization representing any Company Employees or extend or amend in any material respect any Company Collective Bargaining Agreement;

(xvi) waive, release, discharge, settle, satisfy or compromise any legal proceeding, other than the waiver, release, assignment, discharge, settlement, satisfaction or compromises of litigation where the amount paid does not exceed $5,000,000 individually or

$15,000,000 in the aggregate, except that (A) the foregoing shall not restrict the Company’s ability to enter into settlements or compromises (1) in the ordinary course of business consistent with past practice or (2) in respect of any regulatory proceedings (including appeals) that would not reasonably be expected to have a Material Adverse Effect on the Company and (B) any amount that is reflected or reserved against in the Company’s audited consolidated financial statements included in the Company SEC Reports in respect of such legal proceeding, or that is offset by insurance proceeds received in respect of such legal proceeding, shall in each case not be counted towards the $5,000,000 or $15,000,000 limitations set forth above;

(xvii) merge or consolidate with any Person or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restricting, recapitalization or other reorganization;

(xviii) authorize or make any capital expenditures that are, in the aggregate, greater than 125% of the aggregate amount of capital expenditures scheduled to be made in the Company’s capital expenditure budget as disclosed in Section 5.1(c)(xviii) of the Company Disclosure Schedule for the relevant periods indicated therein; provided, however, that notwithstanding the foregoing, the Company and its subsidiaries shall be permitted to make emergency capital expenditures in any amount (A) as required by a Governmental Entity or (B) that the Company determines is incurred in connection with the repair or replacement of facilities or equipment destroyed or damaged due to casualty or accident or natural disaster or other force majeure event necessary or advisable to maintain or restore safe, adequate and reliable electric transmission service or to prevent any threat to health and safety of natural Persons; provided, further, that the Company shall use commercially reasonable efforts to consult with Parent prior to making or agreeing to make any such expenditure described in clauses (A) or (B) above;

(xix) enter into any agreement with respect to the voting of its capital stock;

(xx) other than in the ordinary course of business consistent with past practice, (A) enter into any Contract for the lease or purchase of real property if, as a result thereof, such real property would be considered Company Material Real Property or (B) modify the material terms of any Company Material Real Property Lease;

(xxi) fail to use its commercially reasonable efforts to maintain, in full force without interruption, its present insurance policies or comparable insurance coverage; or

(xxii) agree, authorize or commit to do any of the foregoing actions described in Section 5.1(c)(i) through Section 5.1(c)(xxi).

(d) In the event the Company or any of its subsidiaries intends to rely upon the COVID Company Exception, the Company shall use its reasonable best efforts (taking into account any reasonable timing constraints) to discuss with and shall consider in good faith the views of Parent with respect to such proposed COVID Actions in advance of taking such COVID Actions.

(e) The Company shall give (or shall cause its subsidiaries to give) any notices to third parties, and the Company and Parent shall each use, and cause their respective subsidiaries to use, their reasonable best efforts to obtain any third party consents, in each case (i) necessary, proper or advisable to consummate the Merger and the other transactions contemplated by this Agreement or (ii) disclosed in the Company Disclosure Schedule; provided, however, that the Company and Parent shall coordinate and cooperate in determining whether any actions, consents, approvals or waivers are required to be obtained from parties to any Company Material Contracts in connection with consummation of the Merger; provided, further, in seeking any such actions, consents, approvals or waivers, the Company shall not be required to pay any consent or similar fee to obtain such consents other than de minimis amounts or amounts that are advanced or reimbursed by Parent.

SECTION 5.2 Conduct of Business of Parent and Merger Sub Pending the Merger. Each of Parent and Merger Sub agrees that, between the date of this Agreement and the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article VIII, except as otherwise expressly permitted or required by this Agreement, as set forth in Section 5.2 of the Parent Disclosure Schedule, the taking of any COVID Action, or to the extent required to comply with applicable Laws or unless the Company shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), Parent shall not, and it shall cause each of its Affiliates not to, directly or indirectly, take any action (including any action with respect to a third-party) that would, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Merger or the other transactions contemplated by this Agreement or their respective ability to satisfy their obligations hereunder.

SECTION 5.3 No Control of Other Party’s Business. For the avoidance of doubt (and without limiting any of the covenants contained in this Agreement) nothing contained in this Agreement is intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s or its subsidiaries’ operations prior to the Effective Time, and nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent’s or its subsidiaries’ operations. Prior to the Effective Time, each of the Company, Parent and Merger Sub shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its subsidiaries’ respective operations.

ARTICLE VI

ADDITIONAL AGREEMENTS

SECTION 6.1 Company No Solicitation.

(a) During the Interim Period, the Company shall not, and shall cause its subsidiaries and its and their respective directors, officers, and employees not to, and shall use its reasonable best efforts to cause its and their respective consultants, attorneys, accountants, financial advisors, agents, investment bankers or other representatives (collectively, “Representatives”) not to (and shall not authorize or permit their respective Representatives to), (i) initiate, solicit, knowingly encourage or knowingly facilitate any inquiries with respect to or that could reasonably be expected to lead to, or the making, submission or announcement of, any Acquisition Proposal, (ii) participate or engage in any negotiations or discussions concerning, or furnish or provide access to the Company’s or any of its subsidiaries’ properties, books and records or any confidential information or data to any Person relating to or in connection with, an Acquisition Proposal, or any inquiry or proposal that could reasonably be expected to lead to any Acquisition Proposal, (iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal or (iv) execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement for any Acquisition Proposal; provided that (x) it is understood and agreed that any determination or action by the Company Board of Directors permitted under Section 6.1(b) or Section 6.1(d) shall not be deemed to be a breach or violation of this Section 6.1(a) or, in the case of Section 6.1(b)(i) — (iii), give Parent a right to terminate this Agreement pursuant to Section 8.1(e)(ii), and (y) the Company shall be permitted to enter into an Acceptable Confidentiality Agreement as contemplated by and in accordance with Section 6.1(b). The Company shall, and shall cause its subsidiaries and its and their respective directors, officers and employees to, and shall use its reasonable best efforts to cause their respective other Representatives to, immediately cease and cause to be terminated any solicitations, discussions or negotiations with any Person (other than Parent and its Affiliates) relating to or in connection with an Acquisition Proposal that exist as of the date hereof. The Company shall promptly, and in no event later than twenty-four (24) hours after its or any of its subsidiaries receipt (including receipt by any of their respective directors, officers or Representatives) of any Acquisition Proposal, or any request for nonpublic information relating to the Company or any of its subsidiaries in connection with or relating to an Acquisition Proposal, advise Parent orally and in writing of such Acquisition Proposal or request (including providing the identity of the Person making or submitting such Acquisition Proposal or request), and (A) if it is in writing, provide Parent a copy of such Acquisition Proposal and any related draft agreements or other documentation or materials delivered in connection therewith, or (B) if it is oral, provide Parent a reasonably detailed summary, including all material terms, thereof. The Company shall keep Parent informed in all material respects on a reasonably prompt basis of the current status and material terms of any such Acquisition Proposal including any material changes in respect of any such Acquisition Proposal and shall promptly (and in no event later than twenty-four (24) hours following any such change) deliver to Parent a summary of any material changes to any such Acquisition Proposal. Notwithstanding anything to the contrary herein, the Company may grant a waiver, amendment or release under any confidentiality or standstill agreement to the extent necessary to allow for a confidential Acquisition Proposal to be made to the Company or the Company Board of Directors or to allow for the engagement in discussions regarding an Acquisition Proposal or a proposal that would reasonably be expected to lead to an Acquisition Proposal so long as, in each case, such Acquisition Proposal or proposal that would reasonably be expected to lead to an Acquisition Proposal was not obtained or made as a result of a violation of the terms of this Agreement if the Company Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action could reasonably be expected to result in (I) a possible Superior Proposal and (II) a breach of its fiduciary duties under applicable Law and so long as (1) neither the Company nor any of its subsidiaries nor any of their respective Representatives has violated this Agreement, and (2) the Company promptly notifies Parent thereof (including the identity of such counterparty) after granting any such waiver, amendment or release and, if requested by Parent, grants Parent a waiver, amendment or release of any similar provision under the Confidentiality Agreement. Any breach of this Section 6.1 by any subsidiary of the Company, its subsidiaries or any officer, director, employee or other Representative of the Company or any subsidiary of the Company shall be deemed to be a breach by the Company for all purposes of this Agreement.

(b) Notwithstanding anything to the contrary in Section 6.1(a) or Section 6.4, nothing contained in this Agreement shall prevent the Company or the Company Board of Directors from:

(i) (x) taking and disclosing to its shareholders a position in accordance with Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act, (y) making any “stop-look-and-listen” communication to the shareholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act or (z) making any disclosure to shareholders of the Company with regard to the transactions contemplated by this Agreement or an Acquisition Proposal made after the date hereof if, in the good faith judgment of the Company Board of Directors, after consultation with its outside legal counsel, it determines that it is legally required to do so or failing to do so could be reasonably expected to result in a breach of its fiduciary duties under applicable Law; provided that neither the Company nor its Company Board of Directors may take an action that would constitute a Company Change of Recommendation in respect of an Acquisition Proposal unless expressly permitted by Section 6.1(d);

(ii) prior to obtaining the Company Requisite Vote, providing access to its properties, books and records and providing information or data in response to a request therefor by a Person or group who has made a bona fide written Acquisition Proposal after the date hereof if the Company Board of Directors (A) shall have determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal could reasonably be expected to constitute, result in or lead to a Superior Proposal, (B) after consultation with its outside legal counsel, shall have determined in good faith that failing to do so could be reasonably expected to result in a breach of the fiduciary duties of the Company Board of Directors under applicable Law and (C) prior to provision of any material or information, and engagement in any discussions, has received from the Person so requesting such information an executed Acceptable Confidentiality Agreement; or

(iii) prior to obtaining the Company Requisite Vote, participating and engaging in any negotiations or discussions with any Person or group and their respective Representatives who has made a bona fide written Acquisition Proposal after the date hereof that, in each case, did not result from a breach of this Section 6.1, if the Company Board of Directors (A) shall have determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal could reasonably be expected to constitute, result in or lead to a Superior Proposal and (B) after consultation with its outside legal counsel, shall have determined in good faith that failing to do so could be reasonably expected to result in a breach of its fiduciary duties under applicable Law;

provided (A) in the case of Section 6.1(b)(ii) and (iii), such Acquisition Proposal was not initiated, solicited, obtained or encouraged in breach of, or otherwise is not the result of any breach of, Section 6.1(a), (B) in the case of Section 6.1(b)(ii), the Company gives Parent the notice required by Section 6.1(a), and (C) in the case of Section 6.1(b)(ii), the Company furnishes any information provided to the maker of the Acquisition Proposal only pursuant to an executed Acceptable Confidentiality Agreement and such furnished information is delivered to Parent at substantially the same time (to the extent such information has not been previously furnished or made available by the Company to Parent).

(c) Except as contemplated by Section 6.1(d), neither the Company Board of Directors nor any committee thereof shall (i) (A) withhold, withdraw, qualify or modify, or resolve to or propose to withhold, withdraw, qualify or modify, the Company Recommendation in a manner adverse to Parent, (B) make any public statement inconsistent with the Company Recommendation, (C) approve, adopt or recommend any Acquisition Proposal, or any inquiry or proposal that could reasonably be expected to lead to any Acquisition Proposal, (D) fail to reaffirm or re-publish the Company Recommendation within ten (10) Business Days of being requested by Parent to do so (provided, however, that Parent shall not be entitled to request such a reaffirmation or re-publishing more than one (1) time with respect to any single Acquisition Proposal other than in connection with an amendment to any financial terms of such Acquisition Proposal or any other material amendment to such Acquisition Proposal), (E) fail to include the Company Recommendation in the Proxy Statement, (F) fail to announce publicly, within five (5) Business Days after a tender offer or exchange offer relating to any securities of the Company has been commenced that would constitute an Acquisition Proposal, that the Company Board of Directors recommends rejection of such tender or exchange offer or (G) resolve, publicly propose or agree to do any of the foregoing (each such action set forth in clauses (A) through (G) above being a “Company Change of Recommendation”), (ii) authorize, cause or permit the Company or any of its subsidiaries to enter into a merger agreement, letter of intent, agreement in principle, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar contract (other than the Acceptable Confidentiality Agreement) or recommend any tender offer providing for, with respect to, or in connection with any Acquisition Proposal or requiring the Company to abandon, terminate, delay or fail to consummate the Merger or any other transaction contemplated by this Agreement, or (iii) take any action pursuant to which any Person (other than Parent, Merger Sub or their respective Affiliates) or Acquisition Proposal would become exempt from or not otherwise subject to any take-over statute or articles of incorporation provision relating to an Acquisition Proposal.

(d) Notwithstanding anything in this Section 6.1 to the contrary, at any time prior to obtaining the Company Requisite Vote, (i) the Company Board of Directors may effect a Company Change of Recommendation in response to an Intervening Event or (ii) if the Company Board of Directors determines in good faith, after consultation with its financial advisor and outside legal counsel, in response to an Acquisition Proposal from a third party that did not otherwise result from a breach of Section 6.1(a), that such proposal constitutes a Superior Proposal, and such Acquisition Proposal is not withdrawn, the Company or the Company Board of Directors may (A) make a Company Change of Recommendation and/or (B) terminate this Agreement pursuant to Section 8.1(d)(ii) to enter into a definitive agreement with respect to such Superior Proposal, in each case, if (and only if) (1) in the event the Agreement is terminated pursuant to Section 8.1(d)(ii), the Company pays to Parent any Company Termination Fee required to be paid pursuant to Section 8.2(b)(i) at such time as set forth in Section 8.2(b)(i) and (2) after consultation with its financial advisor and outside legal counsel, the Company Board of Directors determines that the failure to make a Company Change of Recommendation, or to terminate this Agreement pursuant to Section 8.1(d)(ii), would be reasonably expected to result in a breach of its fiduciary duties under applicable Laws; provided, however, that the Company or the Company Board of Directors, as applicable, may only take the actions described in clauses

(i) and (ii) if prior to taking any such action (x) the Company delivers to Parent written notice (a “Company Notice”), at least five (5) Business Days’ in advance (the “Notice Period”), advising Parent that the Company Board of Directors proposes to take such action and containing (1) the material details of such Intervening Event or the material terms and conditions of the Superior Proposal that is the basis of the proposed action by the Company Board of Directors and (2) a copy of the most current draft of any written communication (including any agreement) relating to the Superior Proposal and (y) during the Notice Period (as extended pursuant to the following sentence of this Section 6.1(d)), (i) the Company complies with the following sentence of this Section 6.1(d) and (ii) if Parent shall have delivered to the Company a written, binding, irrevocable offer, capable of being accepted by the Company, to alter the terms of this Agreement, the Company Board of Directors thereafter reaffirms in good faith (after consultation with its outside counsel and financial advisor) that the Acquisition Proposal giving rise to the Company Notice continues to constitute a Superior Proposal. If requested by Parent, the Company will, and will cause its Representatives to, during the Notice Period, engage in good faith negotiations with Parent and its Representatives (including by making the Company’s officers and Representatives reasonably available to negotiate) to make such adjustments in the terms and conditions of this Agreement so that (i) in the case of an Acquisition Proposal, such Acquisition Proposal would cease to constitute a Superior Proposal (it being understood and agreed that if Parent has committed to any changes to the terms of this Agreement, each time thereafter that there has been any subsequent amendment to any material term of such Superior Proposal, the Company Board of Directors shall provide a new Company Notice and an additional two (2) Business Day period from the date of such notice and the obligations of the Company during the Notice Period shall continue in effect during such additional period) or (ii) in the case of an Intervening Event, the failure of the Company Board of Directors to make a Company Change of Recommendation could not be reasonably expected to result in a breach of its fiduciary duties under applicable Laws. Any such Company Change of Recommendation shall not change the approval of this Agreement or any other approval of the Company Board of Directors in any respect that would have the effect of causing any corporate takeover statute or other similar statute or any provision of the Company Articles of Incorporation to be applicable to the transactions contemplated hereby, including the Merger.

(e) Nothing contained in this Section 6.1 or elsewhere in this Agreement shall prohibit the Company or the Company Board of Directors (or any committee thereof), directly or indirectly through its Representatives, from disclosing to the Company’s shareholders a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act or making any disclosure to the Company’s shareholders if the Company Board of Directors has determined, after consultation with its outside legal counsel, that the failure to do so could reasonably be expected to result in a breach of its fiduciary duties under applicable Laws; provided, however, that any such disclosure that constitutes a Company Change of Recommendation shall be subject to the provisions of this Section 6.1 with respect thereto (it being understood and agreed that any disclosure of a position in connection with a tender offer or exchange offer, other than a “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act or a recommendation on Schedule 14D-9 against such tender offer or exchange offer made within ten (10) Business Days after the commencement thereof and in any event at least two (2) Business Days prior to the Company Shareholder Meeting, shall be deemed a Company Change of Recommendation, unless the Company Board of Directors expressly and concurrently reaffirms the Company Recommendation).

(f) For purposes of this Agreement, the following terms shall have the meanings assigned below:

(i) “Acquisition Proposal” means any bona fide proposal, inquiry, indication of interest or offer from any Person or group of Persons (other than Parent, Merger Sub or their respective Affiliates) relating to any transaction or series of transactions, involving (A) any direct or indirect acquisition or purchase of (1) a business or assets that constitute 20% or more of the revenues, net income or assets of the Company and its subsidiaries, on a consolidated basis, or (2) 20% or more of any class of equity or voting securities of the Company (or any subsidiary or subsidiaries of the Company whose business constitutes (together) 20% or more of the revenues, net income or assets of the Company and its subsidiaries, on a consolidated basis), (B) any tender offer, exchange offer or similar transaction that if consummated would result in any Person or group of Persons beneficially owning 20% or more of any class of the equity or voting securities of the Company (or any subsidiary or subsidiaries of the Company whose business constitutes (together) 20% or more of the revenues, net income or assets of the Company and its subsidiaries, on a consolidated basis), (C) any merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company (or any subsidiary or subsidiaries of the Company whose business constitutes (together) 20% or more of the revenues, net income or assets of the Company and its subsidiaries, on a consolidated basis) or (D) any combination of the foregoing.

(ii) “Superior Proposal” means a written Acquisition Proposal (with all references to “20% or more” included in the definition of Acquisition Proposal changed to “more than 50%”) that was not obtained, solicited or received in, or otherwise resulted from, violation of this Section 6.1, in each case, that the Company Board of Directors in good faith determines, after consultation with its outside legal counsel and financial advisors, would, if consummated, result in a transaction that is more favorable to the shareholders of the Company from a financial point of view than the transactions contemplated hereby after taking into account all such factors and matters considered appropriate in good faith by the Company Board of Directors (including, to the extent considered appropriate by the Company Board of Directors, (A) financial provisions and the payment of the Company Termination Fee, (B) the identity of the Person(s) making such Acquisition Proposal, (C) legal and regulatory conditions and other undertakings relating to the Company’s and its subsidiaries’ regulators, lenders or partners, (D) probable timing, (E) conditionality and likelihood of consummation and (F) with respect to which the cash consideration and other amounts (including costs associated with the Acquisition Proposal) payable at Closing are subject to fully committed financing from recognized financial institutions), and after taking into account any changes to the terms of this Agreement committed to in writing by Parent in response to such Superior Proposal pursuant to, and in accordance with, Section 6.1(d) or otherwise.

SECTION 6.2 Parent No Solicitation.

Parent shall, and shall cause its subsidiaries and its and their respective officers, directors and employees to, and shall use its reasonable best efforts to cause its and their respective other Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to, or that could reasonably be expected to lead to, any Parent Business Combination. From the date of this Agreement until the earlier of the Closing and the date of termination of this Agreement, Parent shall not, shall cause its subsidiaries and its and their respective officers, directors and employees not to, and shall use its reasonable best efforts to cause its and their respective other Representatives not to (and shall not authorize or permit its or their respective Representatives to), directly or indirectly, (a) solicit, initiate, knowingly facilitate or knowingly encourage any Parent Business Combination, (b) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement constituting or related to, or that is intended to effect, any Parent Business Combination or that would reasonably be expected to cause Parent to abandon, terminate or fail to consummate the Merger or the other transactions contemplated by this Agreement, (c) enter into, initiate, continue, engage in or otherwise participate in any way in any discussions or negotiations regarding any Parent Business Combination, or (d) agree or propose to do any of the foregoing. As used herein, “Parent Business Combination” means (other than the Merger) (i) any acquisition or purchase, in a single transaction or a series of transactions of all or any material part of Parent or its subsidiaries, taken as a whole (regardless of whether such acquisition or purchase is by means of a sale of assets or a sale of equity securities of one or more of Parent or any subsidiary thereof) or (ii) any acquisition, purchase or corporate reorganization by Parent or its subsidiaries, in each of clauses (i) and (ii), that would be reasonably expected to constitute a Material Business Transaction. Any act or omission by an Affiliate of Parent that would be a violation of this Section 6.2 if taken by Parent shall be a breach by Parent of this Section 6.2.

SECTION 6.3 Proxy Statement.

(a) As promptly as practicable after the date of this Agreement and in any event within forty-five (45) days after the date of this Agreement, the Company shall prepare and provide to Parent and its advisors the Proxy Statement in preliminary form, and within sixty (60) days after the date of this Agreement, shall file with the SEC, the Proxy Statement in preliminary form. Parent shall promptly supply to the Company in writing, for inclusion in the Proxy Statement, all information concerning Parent required under the Securities Act and the Exchange Act, and the rules and regulations thereunder, to be included in the Proxy Statement; provided that the Company shall not use any such information for any other purpose if doing so would violate or cause the violation of applicable securities Laws. Each of Parent and the Company shall notify the other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information related to the Proxy Statement and will promptly supply the other Party with copies of all correspondence between it and its Affiliates or their respective officers, employees, legal advisors or agents, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger. Prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, each of Parent and the Company shall liaise and cooperate with the other Party and provide it with a reasonable opportunity to review and comment on such document or proposed response or compliance with any such request. If at any time prior to the Company

Shareholders Meeting, any information relating to Parent or the Company or any of its respective Affiliates, directors or officers, should be discovered by such Party which should be set forth in an amendment or supplement to the Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall promptly notify the other Party and an appropriate amendment or supplement describing such information shall be prepared, filed with the SEC and disseminated to the shareholders of the Company to the extent required by Law. After all the comments received from the SEC have been cleared by the SEC staff and all information required to be contained in the Proxy Statement has been included therein by the Company, the Company shall promptly file the definitive Proxy Statement with the SEC and cause the Proxy Statement to be mailed (including by electronic delivery if permitted), as promptly as practicable, to its shareholders of record, as of the record date established by the Company Board of Directors and set forth in the Proxy Statement.

(b) The Company covenants that none of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the proxy statement to be sent to the shareholders of the Company in connection with the Company Shareholders Meeting (such proxy statement, as amended or supplemented, the “Proxy Statement”) will, at the time such document is first filed with the SEC, at any time such document is amended or supplemented, at the time such document is declared effective by the SEC or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will, at the time of the Company Shareholders Meeting, comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

(c) Parent covenants that none of the information supplied by or on behalf of Parent or Merger Sub for inclusion in the Proxy Statement will, at the time such document is filed with the SEC, at any time such document is amended or supplemented, at the time such document is declared effective by the SEC or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied in writing for inclusion in the Proxy Statement by or on behalf of the Company which is contained or incorporated by reference in the Proxy Statement.

SECTION 6.4 Company Shareholders Meeting.

Notwithstanding any Company Change of Recommendation, the Company, acting through the Company Board of Directors (or a committee thereof), shall promptly following receipt of confirmation from the SEC that the SEC has no further comments on, or will not review, the Proxy Statement, take all reasonable action necessary to duly call, give notice of, convene and hold a meeting of its shareholders for the purpose of approving and adopting this Agreement (including any adjournment or postponement thereof, the “Company Shareholders

Meeting”); provided that the Company may postpone, recess or adjourn such meeting for up to thirty (30) days in the aggregate (excluding any adjournment or postponements required by applicable Law) (a) to allow reasonable additional time to solicit additional proxies to the extent the Company reasonably believes necessary in order to obtain the Company Requisite Vote, (b) if as of the time for which the Company Shareholders Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) and voting to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting or (c) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure which the Company Board of Directors has determined in good faith after consultation with outside counsel is necessary under applicable Law or to prevent a breach of fiduciary duty and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the Company Shareholders Meeting. The Company, acting through its Company Board of Directors (or a committee thereof), shall subject to Section 6.1(d), (i) include in the Proxy Statement the Company Recommendation and, subject to the consent of the Company Financial Advisor, the written opinion of the Company Financial Advisor, dated as of the date of this Agreement, that, as of such date, the Per Share Merger Consideration is fair, from a financial point of view, to the holders of the Company Common Stock and (ii) use its reasonable best efforts to obtain the Company Requisite Vote. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to hold the Company Shareholders Meeting if this Agreement is terminated.

SECTION 6.5 Regulatory Approvals; Reasonable Best Efforts.

(a) During the Interim Period, each of Parent and the Company shall cooperate and promptly prepare and file all necessary documentation to effect all necessary applications, notices, petitions and filings, and shall use reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things in order to, (i) make and obtain the Consents and Filings listed in Section 3.5(b) of the Company Disclosure Schedule and Section 4.4(b) of the Parent Disclosure Schedule, (ii) make all registrations and filings, and thereafter, make any other required registrations, filings or submissions, and pay any fees due in connection therewith, with any Governmental Entity necessary to consummate the transactions contemplated by this Agreement, (iii) take, or cause to be taken, all reasonable and appropriate action and do, or cause to be done, all reasonable things necessary, proper or advisable under applicable Law or otherwise to satisfy the conditions set forth in Article VII as promptly as practicable, (iv) cooperate in good faith with the applicable Governmental Entities or other Persons and provide promptly such other information and communications to such Governmental Entities or other Persons as such Governmental Entities or other Persons may reasonably request in connection therewith, and (v) execute and deliver any additional agreements or instruments reasonably necessary to consummate the transactions contemplated by this Agreement.

(b) During the Interim Period, the Parties will provide prompt notification to each other when any Consent or Filing referred to in Section 6.5(a) is obtained, taken, made, given or denied, as applicable, and will advise each other of any material communications with any Governmental Entity or other Person regarding any of the transactions contemplated by this Agreement, including (i) giving the other Parties prompt notice of the making or commencement of any material, written request, inquiry, investigation, action or legal proceeding by or before any Governmental Entity with respect to the Merger or any of the other transactions contemplated by this Agreement; and (ii) keeping the other Parties informed as to the status of any such request, inquiry, investigation, action or legal proceeding. Subject to applicable Laws relating to the exchange of information, and unless prohibited by the reasonable request of any Governmental Entity, (x) Parent shall have the right to review and approve (such approval not to be unreasonably withheld, delayed or conditioned) in advance and the Company shall have the right to review in advance, and (y) to the extent practicable, each Party will consult with the other Party on, and consider in good faith the views of the other in connection with any filing, analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal (including all of the information relating to Parent or the Company, as the case may be, and any of their respective subsidiaries, that appears in any filing) made with or written materials submitted to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. In addition, except as may be prohibited by any Governmental Entity or by any Law, in connection with any such request, inquiry, investigation, action or legal proceeding, each Party will permit authorized representatives of the other Parties to be present at each meeting or conference relating to such request, inquiry, investigation, action or legal proceeding and to have access to and be consulted in connection with any material, written document, opinion or proposal made or submitted to any Governmental Entity in connection with such request, inquiry, investigation, action or legal proceeding. Notwithstanding the foregoing, commercially and/or competitively sensitive information and materials of a Party may be provided to the other Party on an outside counsel-only basis.

(c) In furtherance of the foregoing covenants:

(i) Parent, Merger Sub and the Company shall use their reasonable best efforts to make any premerger notification filing required under the HSR Act with respect to the transactions contemplated hereby as soon as reasonably practicable following the execution of this Agreement. Parent, Merger Sub and the Company shall supply as promptly as reasonably practicable any additional information or documentary material that may be requested pursuant to the HSR Act and shall take all other actions, proper or advisable consistent with this Section 6.5, to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable. Parent, Merger Sub and the Company shall comply substantially with any additional requests for information, including requests for production of documents and production of witnesses for interviews or depositions, made by the Antitrust Division of the United States Department of Justice, the United States Federal Trade Commission or the antitrust or competition law authorities of any other jurisdiction (the “Antitrust Authorities”) and use reasonable best efforts to take all other actions to obtain clearance from the Antitrust Authorities. Each of Parent and Merger Sub shall exercise its reasonable best efforts, and the Company shall cooperate with Parent and Merger Sub, to promptly prevent the entry in any claim brought by an Antitrust Authority of any order that would prohibit, make unlawful or delay the consummation of the transactions contemplated hereby in any material respect.

(ii) Other than with respect to filings under the HSR Act, the Parties will, as soon as reasonably practicable following the execution of this Agreement, prepare and file, and pay any fees due in connection therewith in accordance with Section 8.3, with each applicable Governmental Entity (including CFIUS) requests for such Consents (including the

CFIUS Approval) as may be necessary for the consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and as set forth on Section 3.5(b) of the Company Disclosure Schedule and Section 4.4(b) of the Parent Disclosure Schedule. Without limiting the generality of this Section 6.5 and subject thereto, for purposes of obtaining the CFIUS Approval, the Parties shall file, as promptly as practicable after the execution of this Agreement, a joint voluntary notice in respect of the Merger and the other transactions contemplated hereby under Section 721 of the Defense Production Act of 1950, as amended, and 31 C.F.R. Part 800(the “DPA”). The Parties will diligently pursue and use their reasonable best efforts to obtain such Consents and will cooperate with each other in seeking such Consents. To such end, the Parties agree to make reasonably available the personnel and other resources of their respective organizations in order to obtain all such Consents. Each Party will promptly inform the other Parties of any material communication received by such Party from, or given by such party to, any Governmental Entity from which any such Consent is required, unless prohibited by the reasonable request of any Governmental Entity, and of any material communication received or given in connection with any claim by a private party, in each case regarding any of the transactions contemplated hereby, and will permit the other party to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any such Governmental Entity or, in connection with any claim by a private party, with such other Person, and to the extent permitted by such Governmental Entity or other Person, give the other party the opportunity to attend and to participate in such meetings and conferences.

(d) In furtherance of the obligations set forth in this Section 6.5, each of Parent and the Company agrees that it will use its reasonable best efforts to take (and to cause its subsidiaries to take) promptly any and all steps reasonably necessary, proper or advisable (taking into consideration the post-Closing ownership structure of each of Parent and the Company and relevant (including in respect of post-Closing ownership and control) precedent transactions involving the combination of two publicly-traded companies in the applicable industries and jurisdictions) to make and obtain all Filings and Consents, including the Filings and Consents listed in Section 3.5(b) of the Company Disclosure Schedule and Section 4.4(b) of the Parent Disclosure Schedule, so as to enable the Parties to close the transactions contemplated by this Agreement as promptly as reasonably practicable, including, if necessary, by proposing, negotiating, committing to and implementing, by way of operational restriction, consent decree, hold separate order, divestiture, undertaking or otherwise, all terms, conditions, liabilities, obligations, commitments or undertakings in respect of the Company, Parent and their respective Affiliates; provided that neither the Company nor any of its subsidiaries shall agree to, or accept, any undertakings, agreements, commitments or conditions pursuant to any settlement, negotiation, litigated proceeding or otherwise with any person with respect to obtaining any Consents or Filings without the prior written consent of Parent. Notwithstanding the obligations set forth in this Section 6.5 or otherwise, none of Parent, Merger Sub, the Company or any of their respective Affiliates shall be required to agree or consent to or accept any terms, conditions, liabilities, obligations, commitments or undertakings as a condition to any such Filings or Consents (including any Required Regulatory Approvals or CFIUS Approval) that, either (i) impose any independent or disinterested director obligations that would negatively impact or limit Parent’s control over the Company or its subsidiaries in any material respect or (ii) individually or in the aggregate, and taking into account any positive effects expected to be realized in the Merger, could reasonably be expected to have a material and adverse effect on the business, assets, liabilities, properties, condition (financial or otherwise) or results of operations of a hypothetical company that is fifty percent (50%) of the size of PNM and its subsidiaries, taken as a whole, as of the date of this Agreement (a “Burdensome Effect”); provided that for the purposes of determining whether a Burdensome Effect under clause (ii) of the definition of Burdensome Effect exists (or could reasonably be expected to exist), in respect of a Specified Required Regulatory Approval only those terms, conditions, liabilities, obligations, commitments, or undertakings related to or arising out of rate concessions (including rate reductions and rate credits) to customers required to obtain such Specified Required Regulatory Approval will be taken into account and considered in such determination.

(e) Subject to the obligations under Section 6.5, in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, (i) each of Parent, Merger Sub and the Company shall cooperate in all respects with each other and use its respective reasonable best efforts to contest, resist, prevent, oppose and remove any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prevents, restrains, restricts or otherwise prohibits consummation of the transactions contemplated by this Agreement and (ii) each of Parent, Merger Sub and the Company shall defend, at its own cost and expense, any action or actions brought against or involving such Party, whether judicial or administrative, in connection with the transactions contemplated by this Agreement, including the Merger. Without limiting anything contained in Section 6.5, Parent and its subsidiaries and the Company and its subsidiaries shall only be required to agree to any terms, conditions, liabilities, obligations, commitments or undertakings on or with respect to its business conduct in connection with its obligations under this Section 6.5, if such terms, conditions, liabilities, obligations, commitments or undertakings are binding on such Party or its subsidiaries only in the event the Closing occurs.

SECTION 6.6 Notification of Certain Matters. During the Interim Period, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such Party from any Governmental Entity in connection with the Merger or the other transactions contemplated hereby or from any Person alleging that the consent of such Person is or may be required in connection with the Merger, if the subject matter of such communication or the failure of such Party to obtain such consent would reasonably be expected to be material to the Company, the Surviving Corporation or Parent, (b) any facts or circumstances, or the occurrence or non-occurrence of any event that, individually or in the aggregate, would reasonably be expected to cause any condition to the obligations of any Party hereto to effect the Merger or any of the transactions contemplated by this Agreement not to be satisfied, and (c) any actions, suits, claims or proceedings commenced or, to such Party’s knowledge, threatened against, relating to or involving or otherwise affecting such Party or any of its subsidiaries which relate to the Merger or the other transactions contemplated hereby; provided that neither the delivery of any notice pursuant to this Section 6.6 nor the access to any information pursuant to Section 6.7 shall limit the rights or remedies available to the Party receiving such notice.

SECTION 6.7 Access to Information; Confidentiality.

(a) During the Interim Period, upon reasonable prior written notice from Parent, the Company shall, and shall cause its subsidiaries to, and shall use its reasonable best efforts to cause its Representatives to, (i) afford Parent and its Representatives reasonable access, consistent with applicable Law, during normal business hours to its and their respective officers, employees and Representatives and properties, offices, and other facilities and to all books and records, and shall furnish Parent and its Representatives promptly with all financial, operating and other data and information as Parent and its Representatives from time to time reasonably request in writing, (ii) to the extent permitted by Law, furnish promptly each report, schedule and other document filed or received by the Company or any of the Company’s subsidiaries pursuant to the requirements of federal or state securities or regulatory Laws or filed with or sent to the SEC, FERC, the Nuclear Regulatory Commission, the New Mexico Public Regulations Commission (“NMPRC”), the Public Utility Commission of Texas (“PUCT”), CFIUS, the U.S. Department of Justice, the Federal Trade Commission or any other Governmental Entity, and (iii) upon written request, as soon as reasonably practicable provide Parent with information relating to any material developments in any audit or similar proceeding related to any material Tax matters of the Company or any of its subsidiaries. Notwithstanding the foregoing, any such investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of the Company or its subsidiaries, and shall not include any environmental sampling or invasive environmental testing without the Company’s consent. Neither the Company nor any of its subsidiaries shall be required to provide access or to disclose information where such access or disclosure would violate or prejudice its rights or the rights of any of its officers, directors or employees, give rise to a material risk of waiving any attorney-client privilege of the Company or any of its subsidiaries, or contravene any Law, rule, regulation, order, judgment or decree of any Governmental Entity, or Contract; provided, however that the Company shall use its reasonable best efforts to (A) allow for such access or disclosure in a manner that does not result in a loss of attorney-client privilege (including negotiating in good faith with Parent to seek alternative means to disclose such information as nearly as possible without affecting such attorney-client privilege, including entry into a joint defense agreement), (B) obtain the required consent of any third party to provide access to or disclosure of such information with respect to any confidential Contract to which the Company or its subsidiaries is party, or (C) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to Parent and the Company; it being understood and agreed that (i) the Company shall advise Parent in such circumstances that it is unable to comply with Parent’s reasonable requests for information as a result of attorney-client privilege, Contract obligation or applicable Law, and the Company shall use its reasonable best efforts to generally describe the types of information being withheld and (ii) Parent shall reimburse the Company for its reasonable, documented, out-of-pocket expenses incurred in connection with the Company’s actions described above in clauses (A) — (C). All requests for information made pursuant to this Section 6.7(a) shall be directed to the executive officer or other Person designated by the Company and all access granted to Parent and its Representatives shall be under the supervision of such executive officer or other Person, and Parent and its Representatives seeking access shall use their reasonable best efforts not to directly contact any other officer, director, employee, agent or representative of the Company without the prior approval of such Persons designated by the Company. No access, review or notice pursuant to this Section 6.7 shall have any effect for the purpose of determining the accuracy of any representation or warranty given by any of the Parties to any of the other Parties.

(b) Each Party will comply with terms and conditions of the confidentiality agreement, dated January 31, 2020, between the Company and Parent (the “Confidentiality Agreement”), and will hold and treat, and will cause their respective officers, employees, auditors and other Representatives to hold and treat, in confidence all documents and information concerning, on the one hand, the Company and its subsidiaries furnished to Parent or Merger Sub, and on the other hand, Parent or Merger Sub and their respective subsidiaries furnished to the Company, in each case in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement, which Confidentiality Agreement shall remain in full force and effect in accordance with its terms.

SECTION 6.8 Stock Exchange Delisting. Prior to the Closing Date, the Company shall cooperate with Parent and use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NYSE to enable the delisting by the Surviving Corporation of the Company Shares from the NYSE and the deregistration of the Company Shares under the Exchange Act as promptly as practicable after the Effective Time.

SECTION 6.9 Publicity. The initial press releases regarding the Merger are attached hereto as Exhibit A and (except in connection with (a) a Company Change of Recommendation or an Acquisition Proposal, (b) any good faith dispute between or among the Parties regarding this Agreement or the transactions contemplated hereby or (c) a press release or other public statement that is consistent in all material respects with previous press releases, public disclosures or public statements made by a Party in accordance with this Agreement, including in investor conference calls, the Proxy Statement, the Company SEC Reports, Parent’s SEC filings, Q&As or other publicly disclosed documents, in each case, to the extent such disclosure is still accurate) thereafter the Company and Parent shall (i) consult with each other prior to issuing any press releases or otherwise making public announcements with respect to this Agreement, the Merger or the other transactions contemplated by this Agreement, (ii) provide to each other for review a copy of any such press release or public statement, (iii) not issue any such press release or public statement prior to providing each other with reasonable period of time to review and comment on such press release or public statement, and (iv) not issue any such press release or public statement or make any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto without the prior written consent of the other Parties (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required, on the advice of counsel, by Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service (or, in the case of the Company, in accordance with Section 6.1(b)(ii)); provided that in each such case, the Party required to make such disclosure will, to the extent practicable and not prohibited by applicable Law, promptly inform the other Parties in writing in advance of such compelled disclosure and provide such other Party with a copy of the proposed disclosure and consult with such other Party and consider such other Party’s comments in good faith prior to making such disclosure.

SECTION 6.10 Employee Benefits.

(a) For a period of at least twenty-four (24) months following the Effective Time (the “Protection Period”), Parent shall cause the Surviving Corporation to provide, to each Company Employee who continues to be employed by the Company or the Surviving Corporation or any subsidiary or Affiliate thereof (each a “Continuing Employee” and collectively, the “Continuing Employees”) (i) a salary or wage, that is no less favorable than the salary or wage that was provided to such Continuing Employee immediately prior to the Effective Time, (ii) target annual cash bonus opportunity and long-term incentive opportunity (it being understood that long-term incentive opportunities provided by Parent to each Continuing Employee need not be provided in the form or equity or equity-based grants) that are no less favorable in the aggregate than the target annual cash bonus opportunity and long-term incentive opportunity provided to such Continuing Employee immediately prior to the Effective Time, (iii) employee retirement benefits (including defined contribution retirement, pension and nonqualified deferred compensation) (including matching and other employer contributions), in each case, that is no less favorable in the aggregate than the employee retirement benefits (including defined contribution retirement, pension and nonqualified deferred compensation) (including matching and other employer contributions) that were provided to such Continuing Employee immediately prior to the Effective Time, (iv) welfare and other benefits that are substantially comparable in the aggregate to the welfare and other benefits that were provided to such Continuing Employee immediately prior to the Effective Time, and (v) severance benefits that are no less favorable than those provided as of the Effective Time, subject to such severed employee’s execution and non-revocation of a standard release of claims and counting any service accrued after the Effective Time; provided, however, that the requirements of the foregoing shall not apply to Continuing Employees who are covered by a Company Collective Bargaining Agreement.

(b) Notwithstanding the foregoing, Section 6.10(a) shall not prohibit Parent, the Surviving Corporation or any of their Affiliates from reducing the salary, wages or other compensation of any Continuing Employee if such reduction is contemporaneous with and proportionate to any salary, wage or compensation reduction programs affecting Parent’s and its subsidiaries’ other similarly situated employees.

(c) Subject to applicable Law and any obligations under any Company Collective Bargaining Agreement, Parent shall, or shall cause the Surviving Corporation to, honor, in accordance with their terms, the Company Plans, including, without limitation, subject to the amendment and termination provisions thereof applied on a prospective basis; provided, however, for the avoidance of doubt, that no such amendments or termination shall reduce or otherwise impact the Parent’s obligations pursuant to Section 6.10(a). Notwithstanding any other provision of this Agreement, in no event shall Parent or any of its Affiliates (including, without limitation, the Surviving Corporation) terminate and liquidate the Company Plan listed on Section 6.10(c)(i) of the Company Disclosure Schedule pursuant to IRS Treasury Regulation Section 1.409A-3(j)(4)(ix)(B) in connection with the transactions contemplated by this Agreement or otherwise during the Protection Period. Additionally, at or prior to the Effective Time, to the extent required under the terms (as in effect on the date of this Agreement) of the Company Plans listed on Section 6.10(c)(ii) of the Company Disclosure Schedule, the Company, the Company Board of Directors and the compensation committee of the Company Board of Directors, as applicable, shall adopt resolutions and take actions that are reasonably necessary to establish an irrevocable rabbi trust into which the Company, the Surviving Corporation or Parent

(on behalf of the Surviving Corporation) will pay, or cause to be paid, at the Effective Time, such amounts as are required to be funded to such irrevocable rabbi trust; provided, however, to the extent any such irrevocable rabbi trust has been established previously, in lieu of establishing another such rabbi trust, the Company, the Surviving Corporation or Parent (on behalf of the Surviving Corporation) will pay, or cause to be paid, at the Effective Time, such amounts as are required to be funded to such previously-established irrevocable rabbi trust. Any documents associated with such rabbi trust arrangement will be provided to Parent for advance review and comment.

(d) Parent shall, or shall cause the Surviving Corporation to, cause (i) any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates to be waived with respect to Continuing Employees and their eligible dependents, (ii) each Continuing Employee to receive credit for the plan year in which the Continuing Employee commences participation under any group health plans of Parent or its Affiliates towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to such time in the applicable plan year for which payment has been made and (iii) to the extent that such service was recognized under a similar Company Plan, each Continuing Employee to receive service credit for such Continuing Employee’s employment with the Company and its subsidiaries for purposes of eligibility to participate, vesting credit and benefits accruals (but excluding benefit accrual under any defined benefit pension plan or retiree health plan,) under each applicable Parent Plan as if such service had been performed with Parent or one of its Affiliates; provided that such recognition of service shall not apply (x) for purposes of any Parent Plan under which similarly situated employees of Parent and its subsidiaries do not receive credit for prior service, (y) to the extent it would result in a duplication of benefits or (z) for purposes of any plan or arrangement that is grandfathered or frozen, either with respect to the level of benefits or participation.

(e) The Company may establish a cash-based retention program to promote retention and to incentivize efforts to consummate the Closing (the “Retention Program”) in accordance with the terms and subject to the limitations set forth in Section 6.10(e)(i) of the Company Disclosure Schedule. Parent shall cause the Surviving Corporation to honor, in accordance with its terms, any such cash-based retention program that the Company establishes. In addition, from the date hereof and through the Effective Time, nothing in this Agreement shall preclude or prohibit the Company from granting awards under the Company Stock Plan in the ordinary course of business, consistent with past practice and subject to the limitations set forth in Section 6.10(e)(ii) of the Company Disclosure Schedule. From the date hereof and through the Effective Time, nothing in this Agreement shall preclude or prohibit the Company from amending the Company Plans in accordance with the provisions set forth in Section 6.10(e)(iii) of the Company Disclosure Schedule.

(f) Parent and the Surviving Corporation, as applicable, shall pay or cause the applicable subsidiary to pay, if not paid previously, to each current or former employee of the Company and its subsidiaries, as soon as practicable after the Effective Time, any accrued but unpaid annual bonus (or other cash incentive award) relating to any completed year (or other completed performance period, as applicable) ending prior to the year (or performance period) in which the Effective Time occurs that has been accrued on the audited consolidated financial statements of the Company and its subsidiaries as of the Effective Time. The Company may establish an annual cash bonus plan (or other cash incentive awards) relating to the 2021 calendar year in the ordinary course, consistent with past practice. If the Closing occurs in 2021, Parent and the Surviving Corporation, as applicable, shall pay or cause the applicable subsidiary to pay (i) to each employee of the Company and its subsidiaries who remains continuously employed with the Company and its subsidiaries until the Effective Time, a pro-rated annual cash bonus award for the 2021 calendar year (or other applicable performance period) (pro-rated based on the number of days elapsed in the 2021 calendar year (or other applicable performance period) prior to the Effective Time) and (ii) to each employee of the Company and its subsidiaries who terminates employment prior to the Effective Time under circumstances that would ordinarily entitle such employee to remain eligible for a pro-rated annual bonus for the year of termination, a pro-rated annual bonus (pro-rated based on the number of days employed during the 2021 calendar year (or other applicable performance period) prior to the Effective Time), consistent with past practices, in each case in an amount determined based on the Company’s level of achievement of the applicable performance targets for the 2021 calendar year (or other applicable performance period) through the Effective Time, with the level of achievement annualized and appropriately adjusted to reflect the partial performance period through the Effective Time and determined in good faith by the Company’s board of directors as constituted prior to the Effective Time. After the close of the 2021 calendar year (or other applicable performance period) which includes the Effective Time, Parent and the Surviving Corporation, as applicable, shall pay or cause the applicable subsidiary to pay to each employee who was entitled to receive a pro-rated annual cash bonus for the period through the Effective Time and who remains employed with the Company through the end of the 2021 calendar year, a pro-rated annual bonus for the remainder of the 2021 calendar year (or other applicable performance period) after the Effective Time, consistent with past practices, in each case in an amount determined based on the Company’s level of achievement of the applicable performance targets for the entire 2021 calendar year (or other applicable performance period) which included the Effective Time, as determined in good faith by Parent, following consultation with officers of the Company, reduced by the payment made to the employee as of the Effective Time; provided, however, in no event will any employee be required to return the pro-rated annual cash bonus payable in connection with the Effective Time if the employee receives a pro-rated annual cash bonus at the Effective Time in excess of what would have been payable based on the Company’s level of achievement of the applicable performance targets for the entire 2021 calendar year (or other applicable performance period) which included the Effective Time.

(g) Parent shall be responsible for any obligations under the Worker Adjustment and Retraining Notification Act and the regulations promulgated thereunder or any similar state or local Law (collectively, the “WARN Act”) with respect to any subsequent events following the consummation of the transactions contemplated by this Agreement, including the Merger.

(h) At the Effective Time, participants in the Company’s cash or deferred savings plan or the non-qualified deferred compensation plan who are invested in Company stock through the Company’s cash or deferred savings plan or non-qualified deferred compensation plan shall be treated in the same manner as other shareholders of the Company. After such date, participants in the Company’s cash or deferred savings plan or non-qualified deferred compensation plan may not direct any further investments into Company stock through the Company’s cash or deferred savings plan or non-qualified deferred compensation plan. The Company, the Company Board of Directors, the compensation committee of the Company Board of Directors or other committee of the Company, as applicable, shall adopt any resolutions and take any actions which are reasonably necessary to effectuate the provisions of this Section 6.10(h).

(i) Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of Parent, the Surviving Corporation or any Affiliate of Parent, or shall interfere with or restrict in any way the rights of Parent, the Surviving Corporation or any Affiliate of Parent, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason with or without cause. Additionally, the Company, Parent and the Surviving Corporation agree that the employment with the Company and its Affiliates of the individuals listed on Section 6.10(i) of the Company Disclosure Schedule shall end as of the Effective Time, and such individuals will be entitled to receive severance and other benefits as if their employment were terminated by the Company without cause as of the Effective Time in connection with a “change in control” of the Company, in accordance with the terms of the applicable Company Plans.

(j) From and after the Closing, Parent shall cause the Surviving Corporation or its subsidiaries, as applicable, to honor the terms of each Company Collective Bargaining Agreement until such Company Collective Bargaining Agreement otherwise expires pursuant to its terms or is modified by the parties thereto.

(k) Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 6.10 shall (i) be deemed or construed to be an amendment or other modification of any Company Plan, (ii) prevent Parent, the Surviving Corporation or any Affiliate of Parent from amending or terminating any Company Plans in accordance with their terms, (iii) create any third-party rights in any current or former Company Employee or service provider of the Company or its Affiliates (or any beneficiaries or dependents thereof) or any collective bargaining representative of the Company or any Affiliate thereof or (iv) prevent Parent, the Surviving Corporation or any Affiliate of Parent from terminating the employment of any Continuing Employee for any reason.

SECTION 6.11 Directors’ and Officers’ Indemnification and Insurance.

Parent shall, and shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:

(a) From and after the Effective Time, Parent and the Surviving Corporation shall indemnify and hold harmless the present and former officers and directors of, and individuals performing equivalent functions for, the Company and its subsidiaries (each, an “Indemnified Party”) in respect of acts or omissions occurring at or prior to the Effective Time or related to this Agreement to the fullest extent permitted by the NMBCA or any other applicable Law or provided under the Company Articles of Incorporation and the Company Bylaws as in effect on the date of this Agreement. From and after the date of this Agreement and prior to the Closing, no Company Party shall enter into or amend any indemnification or similar agreement with or for the benefit of any Indemnified Party without Parent’s prior written consent. Subject to the prior sentences, in the event of any threatened or pending claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative and whether formal or informal (each, a “Proceeding”) to which an Indemnified Party is a party or with respect to which an Indemnified Party is otherwise involved (including as a witness), arising in whole or in part out of or pertaining in whole or in part to the fact that the Indemnified Party is or was an officer or director of, or an individual performing an equivalent function for, the Company or any of its subsidiaries (including any Proceeding arising out of or pertaining to matters occurring or existing or alleged to have occurred or existed, or acts or omissions occurring or alleged to have occurred, at or prior to the Effective Time, or arising out of or pertaining to this Agreement and the transactions and actions contemplated hereby), (i) Parent shall, or shall cause the Surviving Corporation to, advance fees, costs and expenses (including attorney’s fees and disbursements) incurred by each Indemnified Party in connection with and prior to the final disposition of such Proceedings, such fees, costs and expenses (including attorneys’ fees and disbursements) to be advanced within thirty (30) Business Days of receipt by Parent from the Indemnified Party of a written request therefor; provided that any person to whom expenses are advanced provides an undertaking, if not prohibited by the NMBCA, to repay such advances if it is ultimately determined that such person is not entitled to indemnification, and (ii) neither Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any civil Proceeding in which indemnification could reasonably be sought by such Indemnified Party hereunder unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all civil liability arising out of such Proceeding or such Indemnified Party otherwise consents (for the avoidance of doubt, this clause (ii) does not apply to criminal or quasi-criminal liabilities from or arising out of any Proceedings), and (iii) the Surviving Corporation shall reasonably cooperate in the defense of any such matter. In the event any claim for indemnification is asserted or made by any Indemnified Party pursuant to this Section 6.11, any determination required to be made with respect to whether such Indemnified Party’s conduct complies with the standards under the NMBCA, the Surviving Corporation Charter or other applicable Law shall be made by independent legal counsel selected by the Surviving Corporation.

(b) Any Indemnified Party wishing to claim indemnification under Section 6.11(a), upon learning of any such Proceeding, shall promptly notify Parent thereof, but the failure to so notify shall not relieve Parent or the Surviving Corporation of any liability it may have to such Indemnified Party except to the extent such failure materially prejudices the indemnifying Party.

(c) For six years after the Effective Time, Parent shall cause to be maintained in effect provisions in the Surviving Corporation Charter and Surviving Corporation Bylaws (or in such documents of any successor to the business of the Surviving Corporation) regarding elimination of liability of directors and officers and advancement of expenses that, solely to the extent affecting the Indemnified Persons (in their capacity as such) are no less advantageous to the Indemnified Persons than the corresponding provisions in the Company’s Charter Documents as in effect on the date of this Agreement.

(d) Prior to the Effective Time, the Company shall obtain and fully pay the premium for the non-cancellable “tail” insurance policies with respect to the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with benefits and levels of coverage that are no less favorable than the benefits and levels of coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby). If the Company or the Surviving Corporation for any reason fails to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect, for a period of at least six years from and after the Effective Time, the D&O Insurance in place as of the date hereof with the Company’s current insurance carrier or with an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with benefits and levels of coverage that are no less favorable than the benefits and levels of coverage provided under the Company’s existing policies as of the date hereof, or the Surviving Corporation shall purchase from the Company’s current insurance carrier, or from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance, comparable D&O Insurance for such six-year period with benefits and levels of coverage that are no less favorable than as provided in the Company’s existing policies as of the date hereof; provided that in no event shall Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence an annual premium amount in excess of 300% of the amount per annum the Company paid in its last full fiscal year, which amount is set forth in Section 6.11(d) of the Company Disclosure Schedule; and provided, further, that if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

(e) Notwithstanding anything herein to the contrary, if an Indemnified Party is a party to or is otherwise involved (including as a witness) in any Proceeding with respect to which such Indemnified Party is entitled to indemnification under this Section 6.11 (whether arising before, at or after the Effective Time) on or prior to the sixth anniversary of the Effective Time, the provisions of this Section 6.11 shall continue in effect until the final disposition of such Proceeding.

(f) If Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.11.

(g) The rights of each Indemnified Party under this Section 6.11 shall be in addition to any rights such Person may have under the Company Articles of Incorporation or

Company Bylaws or any the articles of incorporation, bylaws or other similar constitutional documents of any subsidiary of the Company, under the NMBCA or any other applicable Law or under any agreement of any Indemnified Party with the Company or any of its subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Party.

SECTION 6.12 Transaction Litigation. In the event that any shareholder litigation related to this Agreement, the Merger or the other transactions contemplated by this Agreement is brought, or to the Company’s knowledge, threatened in writing against the Company or any members of the Company Board of Directors after the date of this Agreement and prior to the Effective Time (the “Transaction Litigation”), the Company shall promptly notify Parent of any such Transaction Litigation and shall keep Parent reasonably informed with respect to the status thereof. The Company shall give Parent the opportunity to participate, at Parent’s expense, in the defense and settlement of any Transaction Litigation and give due consideration to Parent’s views with respect thereto, and the Company shall not settle or agree to settle any Transaction Litigation without Parent’s prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned).

SECTION 6.13 Obligations of Merger Sub. Parent shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement.

SECTION 6.14 Rule 16b-3. The Company Board of Directors and the Parent Board of Directors shall, prior to the Effective Time, each take such reasonable steps, consistent with the interpretive guidelines of the SEC, to cause the transactions contemplated by this Agreement (including the conversion of the Company Stock Awards set forth in Section 2.2) to be exempt under Rule 16b-3 promulgated under the Exchange Act. Each of Parent and the Company shall provide to counsel for the other Party for its review copies of such resolutions to be adopted by its board of directors prior to such adoption and each Party shall provide the other Party with such information as shall be reasonably necessary for the board of directors of such Party to set forth the information required in the resolutions of such board of directors.

SECTION 6.15 Dividend. If the Closing Date occurs after the record date for a regular quarterly cash dividend payable to holders of the Company Shares and prior to the payment date of such dividend (the “Final Quarterly Dividend”), then the Surviving Corporation will cause to be paid, out of the Exchange Fund, the Final Quarterly Dividend following the Closing on the scheduled payment date for such dividend.

SECTION 6.16 Further Assistance.

(a) From and after the date of this Agreement until the Closing, subject to the conditions and limitations and upon the terms of this Agreement, each Party shall use commercially reasonable efforts (subject to, and in accordance with, applicable Law and the terms of this Agreement) to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable Law to carry out the intent and purposes of this Agreement, to fulfill and satisfy each condition within the control of such Party and to consummate and make effective the transactions contemplated by this Agreement, including the

Merger. Without limiting the generality of the foregoing, subject to the conditions and limitations and upon the terms of this Agreement, each Party shall reasonably cooperate with the other Parties, shall execute and deliver such further documents, certificates, agreements and instruments and shall take such other actions as may be reasonably requested by the other Parties to evidence or reflect the transactions contemplated by this Agreement (including the execution and delivery of all documents, certificates, agreements and instruments reasonably necessary for all filings hereunder).

(b) As promptly as practicable after the date of this Agreement and to the extent not prohibited by applicable Law, the Company and Parent shall establish a transition committee (the “Transition Committee”) consisting of two (2) representatives designated by each of the Company and Parent. The activities of the Transition Committee shall include, to the extent not prohibited by applicable Law, the development of regulatory plans and proposals, the facilitation of the transfer of information between the Parties and other matters as the Transition Committee deems appropriate. At all times after the date of this Agreement until the Effective Time (or the earlier termination of this Agreement as provided in Article VIII), there shall be two (2) representatives of Parent on the Transition Committee that shall be designated by Parent as the primary contact person for the Company at Parent (the “Parent Contacts”) and two (2) representatives of the Company on the Transition Committee that shall be designated by the Company as the primary contact person for Parent at the Company (the “Company Contacts”). In the event that either the Company or Parent elects to request that the other consent to any action or matter involving such Party or any of its subsidiaries or Joint Ventures as is contemplated by Section 5.1 or Section 5.2, as applicable, the Parties shall make all such requests to the Parent Contacts or the Company Contacts, as applicable, and each Party agrees that it will use its commercially reasonable efforts to cause its respective contact to respond as promptly as practicable to any such request, taking into account the nature of the request, the circumstances under which the request is made and the timing indicated in the request. The Parent Contacts shall initially be the individuals set forth on Section 6.16(b) of the Parent Disclosure Schedule (and may be changed by Parent from time to time by written notice from Parent to the Company) and the Company Contacts shall initially be the individuals set forth on Section 6.16(b) of the Company Disclosure Schedule (and may be changed by the Company from time to time by written notice from the Company to Parent after consultation between Parent and the Company).

SECTION 6.17 State Anti-Takeover Statutes. Without limiting anything contained in this Agreement, each of the Company and Parent shall (a) take all action within its power to ensure that no state anti-takeover statute or similar statute or regulation is or becomes applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement, and (b) if any state anti-takeover statute or similar statute or regulation becomes applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement, take all action within its power to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger and the other transactions contemplated by this Agreement.

SECTION 6.18 Platinum Indebtedness. The Company shall, and shall cause each of its subsidiaries to, execute and deliver to each of the lenders (either directly or through the applicable administrative or other agent for the lenders) with respect to the indebtedness of the Company and its subsidiaries set forth on Schedule 6.18 of the Company Disclosure Schedule (the “Existing Lenders”) one or more notices (each, an “Existing Loan Notice”) prepared by the Company in form and substance reasonably acceptable to Parent, notifying each of the Existing Lenders of this Agreement and the contemplated Merger. The Existing Loan Notice with respect to one or more of the Existing Lenders shall include a request for a consent or waiver, in form and substance reasonably acceptable to Parent (an “Existing Loan Consent”), to (i) in the case of the initial Existing Loan Notice to be provided to an Existing Lender immediately following the date hereof, the execution of this Agreement, and in the case of any additional Existing Loan Notice provided to an Existing Lender prior to Closing, the consummation of the Merger and the other transactions contemplated by this Agreement, and (ii) certain modifications of (or waivers under or other changes to) any agreement or documentation relating to the Company’s or its subsidiaries’, as applicable, relationship with such Existing Lender; provided, however, that no such modifications, waivers or changes pursuant to this clause (ii) shall be effective prior to the Effective Time. Subject to and without limiting anything contained in the definition of “Material Adverse Effect” and the related condition in respect of the Company set forth in Section 7.2(d), Parent and Merger Sub acknowledge and agree that the obtaining of any Existing Loan Consent is not a condition to the Closing. Each party shall be responsible for its own fees and other Liabilities (including any consent fees or any other fees, costs, expenses or other amounts payable to or on behalf of the Existing Lenders, which shall all be payable by the Company) incurred in connection with this Section 6.18 and the Existing Loan Consents.

SECTION 6.19 Four Corners Divestiture. The Company acknowledges that Parent, Iridium and the Company each have stated goals relating to decarbonization and, in this regard, the Company has previously announced its intention to exit from the Four Corners Power Plant earlier than the date on which its ownership agreement currently provides. Accordingly, the Company agrees that, as soon as reasonably practicable following the date of this Agreement, PNM, shall (a) enter into definitive agreements providing for exit from all ownership interests in the Four Corners Power Plant, substantially in the form made available to Parent prior to the date of this Agreement or in such other form as is reasonably acceptable to Parent (collectively, the “Four Corners Divestiture Agreements”) and (b) make all applicable regulatory filings and take all commercially reasonable actions in order to obtain required approvals from applicable Governmental Entities, all with the objective of having the closing date for such exit to occur as promptly as practicable but in any event no later than December 31, 2024.

SECTION 6.20 Commitment Letter; Financing Cooperation.

(a) Commitment Letter. Parent shall use its reasonable best efforts to maintain in full force and effect the Commitment Letter and to take all actions and do all things necessary, proper or advisable to consummate the financing contemplated by the Commitment Letter on or prior to the Closing Date to the extent necessary to pay the aggregate Per Share Merger Consideration at the Closing. Parent shall not, without the prior written consent of the Company (which consent shall be unreasonably withheld, delayed or conditioned), enter into any amendment, replacement, supplement or modification to the Commitment Letter if such amendment or modification would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated by this Agreement (including the payment of the aggregate Per Share Merger Consideration to the Exchange Agent pursuant to this Agreement).

(b) Financing Cooperation. The Company shall, and shall cause each of its subsidiaries to, and shall use its commercially reasonable efforts to cause its and their respective Representatives to, provide to Parent such customary cooperation, at Parent’s expense, as may reasonably be requested by Parent to assist Parent in obtaining the financing in connection with the transactions contemplated by this Agreement (collectively, “Financing”), including making management of the Company and its subsidiaries reasonably available to participate in a reasonable number of meetings and presentations, requesting the Company’s independent auditors to cooperate with Parent, furnishing to Parent information reasonably requested by Parent to permit the consummation of the Financing (including any financial and other information concerning the Company and its subsidiaries required for the preparation and filing with the SEC any required offering documents relating to the Financing, and otherwise comply with SEC and other applicable Laws requirements related thereto). In furtherance of the foregoing, the Company agrees to correct promptly any information provided by it for use in connection with the Financing if and to the extent that such information shall have become false or misleading in any material respect or as otherwise required by applicable Law. Parent and Merger Sub expressly acknowledge and agree that their obligations hereunder are not conditioned in any manner upon Parent or Merger Sub obtaining the Financing or any other financing. The failure to pay the aggregate Per Share Merger Consideration in accordance with Article II at the Closing shall constitute a breach of this Agreement by Parent.

ARTICLE VII

CONDITIONS OF MERGER

SECTION 7.1 Conditions to Obligation of Each Party to Effect the Merger. The respective obligations of each Party to effect the Merger shall be subject to the satisfaction or (to the extent permitted by applicable Law) waiver at or prior to the Effective Time of the following conditions:

(a) Company Shareholder Approval. This Agreement shall have been duly adopted by holders of shares of Company Common Stock constituting the Company Requisite Vote;

(b) Orders. No Law (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restrains or enjoins the consummation of the Merger, and is in effect (each, a “Legal Restraint”);

(c) Regulatory Approvals. The Consents or Filings marked with an asterisk (*) on Section 3.5(b) of the Company Disclosure Schedule (the “Company Regulatory Approvals”) or Section 4.4(b) of the Parent Disclosure Schedule (the “Parent Regulatory Approvals” and together with the Company Regulatory Approvals, the “Required Regulatory Approvals”) shall have been duly obtained, made or given, and all terminations or expirations of applicable waiting periods imposed by any Governmental Entity with respect to the transactions contemplated thereby (including under the HSR Act) shall have occurred, and all such Required Regulatory Approvals (including under the HSR Act) shall have become Final Orders;

(d) CFIUS Approval. (i) The Parties shall have received written notice from CFIUS stating that: (A) CFIUS has concluded that the consummation of the Merger and the other transactions contemplated by this Agreement, as contemplated by this Agreement, are not a “covered transactions” and not subject to review under the DPA; or (B) CFIUS has concluded a review or investigation of the notification voluntarily provided pursuant to the DPA with respect to the Merger and the other transactions contemplated by this Agreement and has concluded that there are no unresolved national security concerns, and has therefore terminated all action under the DPA; or (ii) if CFIUS has sent a report to the President of the United States (the “President”) requesting the President’s decision, then (1) the President has announced a decision not to take any action to suspend or prohibit the Merger or the other transactions contemplated by this Agreement, or (2) having received a report from CFIUS requesting the President’s decision, the President has not taken any action to suspend or prohibit the Merger or the other transactions contemplated by this Agreement after 15 days from the date the President received such report from CFIUS (“CFIUS Approval”).

SECTION 7.2 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger shall be further subject to the satisfaction (or waiver by Parent and Merger Sub) at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company set forth in this Agreement (other than (x) the representations and warranties of the Company with respect to the Company and its subsidiaries (but not its Joint Ventures) set forth in Section 3.1(a) (Organization and Qualification; Subsidiaries) with respect to the Company, Section 3.3 (Capitalization), Section 3.4 (Authority), Section 3.5(a)(i) (No Conflict with Organizational Documents), and clause (iii) of the first sentence and the last sentence of Section 3.1(b) (Ownership of Subsidiaries) and (y) the representations and warranties of the Company set forth in Section 3.9(a)(ii) (No Material Adverse Effect)), shall be true and correct in all respects (without giving effect to any “materiality,” “Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failures of any such representations and warranties to be so true and correct, in the aggregate, do not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company; (ii) the representations and warranties of the Company with respect to the Company and its subsidiaries (but not its Joint Ventures) (A) set forth in Section 3.1(a) (Organization and Qualification; Subsidiaries) with respect to the Company, Section 3.4 (Authority), Section 3.5(a)(i) (No Conflict with Organizational Documents), and clause (iii) of the first sentence and the last sentence of Section 3.1(b) (Ownership of Subsidiaries) shall be true and correct in all material respects and (B) set forth in Section 3.3 (Capitalization) shall be true and correct in all but de minimis respects, in each such case, as of the date of this Agreement and as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case as of such earlier date) and (iii) the representation and warranty of the Company set forth in Section 3.9(a)(ii) (No Material Adverse Effect) shall be true and correct in all respects as of the date of this Agreement;

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by, or complied with by, it under this Agreement at or prior to the Effective Time;

(c) Certificate. Parent shall have received a certificate of an executive officer of the Company, certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied;

(d) No Material Adverse Effect. There shall not have occurred any event, development, change, effect or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(e) Burdensome Effect. No Final Order granting any of the Required Regulatory Approvals and the CFIUS Approval imposes terms or conditions that, individually or in the aggregate (when taken together with the other Final Orders granting such Required Regulatory Approvals and the CFIUS Approval), could reasonably be expected to have a Burdensome Effect;

(f) Dissenting Shares. The total number of Dissenting Shares shall not have exceeded fifteen percent (15%) of the issued and outstanding shares of Company Common Stock as of immediately prior to the Effective Time; and

(g) Four Corners Divestiture. Each of the Four Corners Divestiture Agreements shall have been duly executed and delivered by each of the parties thereto, and shall be in full force and effect as of the Closing, and PNM shall have made all applicable regulatory filings to obtain required approvals from applicable Governmental Entities, including for abandonment authority and securitization from the NMPRC.

SECTION 7.3 Conditions to Obligations of the Company. The obligation of the Company to effect the Merger shall be further subject to the satisfaction (or waiver by the Company) at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct in all respects (without giving effect to any “materiality,” “Parent Material Adverse Effect” or similar qualifiers contained in any such representations and warranties), in each such case, as of the date of this Agreement and as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case as of such earlier date), except where the failures of any such representations and warranties to be so true and correct, in the aggregate, do not have would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;

(b) Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub shall have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it under this Agreement at or prior to the Effective Time; and

(c) Certificate. The Company shall have received a certificate of an executive officer of Parent, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

SECTION 8.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after receipt of the Company Requisite Vote:

(a) by mutual written consent of Parent and the Company;

(b) by Parent or the Company if any court of competent jurisdiction or other competent Governmental Entity shall have issued an order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become final and nonappealable; provided that (i) the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available if the order, decree or ruling issued, or other action taken, was primarily due to the material breach of the Party seeking to terminate this Agreement, and (ii) the Party seeking to terminate this Agreement pursuant to this Section 8.1(b) shall have complied in all material respects with Section 6.5;

(c) by Parent or the Company if the Effective Time shall not have occurred on or before 5:00 p.m. New York City time on January 20, 2022 (the “End Date”); provided that if, prior to the End Date, all of the conditions to the Closing set forth in Article VII have been satisfied or waived, as applicable, or for conditions that by their nature are to be satisfied at the Closing, shall then be capable of being satisfied (except for any condition set forth in Section 7.1(c) or Section 7.1(d)), the Company or Parent may, extend the End Date to a date that is three (3) months after the End Date (and if so extended, such later date being the End Date) by providing written notice of such extension not less than three (3) Business Days prior to the End Date; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to the Party seeking to terminate if any action of such Party (or, in the case of Parent, Merger Sub) or the failure of such Party (or, in the case of Parent, Merger Sub) to perform any of its obligations under this Agreement required to be performed at or prior to the Effective Time has been the primary cause of the failure of the Effective Time to occur on or before the End Date;

(d) by written notice from the Company if:

(i) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 7.3(a) or Section 7.3(b) not to be satisfied and to be incapable of being satisfied by the End Date, except that, if such breach is curable by Parent or Merger Sub through the exercise of its reasonable best efforts, then, until the earlier of (x) three (3) Business Days prior to the End Date and (y) thirty (30) days after receipt by Parent of written notice from the Company of such breach, but only as long as Parent or Merger Sub, as applicable, continues to use its reasonable best efforts to cure such breach (the “Parent Cure Period”), such termination shall become effective only if the breach is not cured within the Parent Cure Period; provided that the Parent Cure Period shall not be applicable to any breach or failure to perform by Parent or Merger Sub that gives rise to a termination right under Section 8.1(d)(iii); provided, further, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if it is then in breach of any of its representations, warranties, covenants or other agreements contained in this Agreement and such breach would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b);

(ii) prior to obtaining the Company Requisite Vote, in accordance with, and subject to, and in compliance with, all of the terms and conditions of, Section 6.1(d), in order to enter into a definitive agreement with respect to a Superior Proposal; provided that the Company shall pay the Company Termination Fee pursuant to Section 8.2(b)(i) at such time as specified in Section 8.2(b)(i); or

(iii) (A) if all of the conditions set forth in Article VII have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing), (B) the Company has given written notice to Parent and Merger Sub that it is prepared, willing and able to consummate the Closing (the “Satisfaction Notice”) and (C) Parent and Merger Sub fail to consummate the transactions contemplated by this Agreement on the date that the Closing should have occurred pursuant to Section 1.3 and fail to consummate the Closing by the close of business on the fifth (5th) Business Day following receipt of the Satisfaction Notice.

(e) by written notice from Parent if:

(i) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 7.2(a) or Section 7.2(b) not to be satisfied and to be incapable of being satisfied by the End Date, except that, if such breach is curable by the Company through the exercise of its reasonable best efforts, then, until the earlier of (x) three (3) Business Days prior to the End Date and (y) (30) days after receipt by the Company of written notice from Parent of such breach, but only as long as the Company continues to use its reasonable best efforts to cure such breach (the “Company Cure Period”), such termination shall become effective only if the breach is not cured within the Company Cure Period; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(e)(i) if it or Merger Sub is then in breach of any of its representations, warranties, covenants or other agreements contained in this Agreement and such breach would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(ii) the Company Board of Directors shall have made whether or not in compliance with Section 6.1, a Company Change of Recommendation; or

(f) by either Parent or the Company if the Company Requisite Vote shall not have been obtained at the Company Shareholders Meeting duly convened therefor or at any adjournment or postponement thereof, at which a vote on the approval of this Agreement was taken.

SECTION 8.2 Effect of Termination.

(a) In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any Party hereto, except as provided in Section 6.7(b), Section 6.9, this Section 8.2, Section 8.3 and Article IX, each of which shall survive such termination (which damages the Parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and in the case of any damages sought by the Company from Parent or Merger Sub, including for any Willful Breach, such damages can be based on the damages incurred by the Company’s shareholders in the event such shareholders would not receive the benefit of the bargain negotiated by the Company on their behalf as set forth in this Agreement); provided that, except to the extent set forth in Section 8.2(f), nothing herein shall relieve any Party hereto of any liability for damages resulting from Willful Breach of this Agreement prior to such termination. The Parties acknowledge and agree that nothing in this Section 8.2 shall be deemed to affect their right to specific performance under Section 9.12.

(b) In the event that:

(i) this Agreement is terminated by the Company pursuant to Section 8.1(d)(ii), or by Parent pursuant to Section 8.1(e)(ii), then the Company shall pay $130,000,000 (the “Company Termination Fee”) to Parent, at or prior to such termination in the case of a termination pursuant to Section 8.1(d)(ii) or as promptly as reasonably practicable after such termination in the case of a termination pursuant to Section 8.1(e)(ii) (and, in any event, within one (1) Business Day following such notice of termination pursuant to Section 8.1(e)(ii)), payable by wire transfer of immediately available funds; or

(ii) this Agreement is terminated by Parent or the Company pursuant to Section 8.1(c) (but only if the Company Shareholders Meeting has not been held prior to such date) or Section 8.1(f) or is terminated by Parent pursuant to Section 8.1(e)(i) and (A) at any time after the date of this Agreement and prior to such termination an Acquisition Proposal shall have been made to the Company, or to the Company Board of Directors or shareholders, or an Acquisition Proposal shall have otherwise become publicly known, and (B) within twelve (12) months after such termination, the Company shall have entered into a definitive agreement with respect to an Acquisition Proposal or shall have consummated an Acquisition Proposal, then, in the event that the actions described in both clauses (A) and (B) above occur, the Company shall pay to Parent the Company Termination Fee, such payment to be made within two (2) Business Days following the earlier of the entry into such agreement in respect of, or consummation of, an Acquisition Proposal by wire transfer of immediately available funds. For the purpose of this Section 8.2(b)(ii), all references in the definition of the term Acquisition Proposal to “20% or more” will be deemed to be references to “more than 50%”. Any Expenses previously paid by the Company to Parent pursuant to Section 8.3 shall be credited toward, and offset against, the payment of the Company Termination Fee.

(c) In the event that (i) this Agreement is terminated by the Company pursuant to Section 8.1(d)(iii), or (ii) (A) this Agreement is terminated by (x) Parent or the Company pursuant to Section 8.1(b) (if, and only if, the applicable Legal Restraint giving rise to such termination arises in connection with the Required Regulatory Approvals) or pursuant to Section 8.1(c), or (y) the Company pursuant to Section 8.1(d)(i) based on a failure by Parent to perform its covenants or agreements under Section 6.5, (B) at the time of such termination, any of the conditions set forth in Section 7.1(c) or, solely in connection with the Required Regulatory Approvals, Section 7.1(b), shall have not been satisfied and (C) (1) Parent is in breach of its obligations pursuant to Section 6.5 (a “Parent Regulatory Covenant Breach”), (2) the Company has notified Parent promptly (and in any event no later than five (5) Business Days) after becoming aware of any such Parent Regulatory Covenant Breach, (3) each of the conditions set forth in Section 7.1 and Section 7.2 (other than any of the Regulatory Conditions) has been and continues to be satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but which condition would be satisfied or would be capable of being satisfied if the Closing Date were then to occur), (4) one or more Regulatory Conditions have not been satisfied (the “Unsatisfied Conditions”) and (5) the Parent Regulatory Covenant Breach has materially contributed to the failure of the Unsatisfied Conditions to be satisfied, then, in either of clauses (i) or (ii) above, Parent shall pay to the Company the Parent Termination Fee by wire transfer of immediately available funds, such payment to be made within two (2) Business Days of the applicable notice of termination pursuant to Section 8.1(b), Section 8.1(c), Section 8.1(d)(i) or Section 8.1(d)(iii), as the case may be.

(d) The Parties hereto acknowledge and hereby agree that in no event shall either the Company be required to pay the Company Termination Fee or Parent be required to pay the Parent Termination Fee on more than one occasion.

(e) Each of the Company, Parent and Merger Sub acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the Parties would not enter into this Agreement. If the Company fails to promptly pay an amount due pursuant to Section 8.2(b), or Parent fails to promptly pay an amount due pursuant to Section 8.2(c) and, in order to obtain such payment, Parent, on the one hand, or the Company, on the other hand, commences a suit that results in a judgment against the Company for the amount set forth in Section 8.2(b), or any portion thereof, or a judgment against Parent for the amount set forth in Section 8.2(c), or any portion thereof, the Company shall pay to Parent or Parent shall pay to the Company, as applicable, its reasonable actual out-of-pocket costs and expenses (including reasonable attorneys’ fees and the fees and expenses of any expert or consultant engaged by such Party) in connection with such suit, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published in The Wall Street Journal, Eastern Edition, in effect on the date of such judgment. Any amount payable pursuant to Section 8.2(b) or Section 8.2(c) shall be paid by the applicable Party by wire transfer of same day funds prior to or on the date such payment is required to be made under Section 8.2(b) or Section 8.2(c).

(f) Notwithstanding anything to the contrary in this Agreement, in any circumstance in which this Agreement is terminated and Parent is entitled to receive, or in circumstances that give rise to the payment of, the Company Termination Fee from the Company or the Company is entitled to receive, or in circumstances that give rise to the payment of, the Parent Termination Fee from Parent, as applicable, pursuant to Section 8.2, then (i) the Company Termination Fee or the Parent Termination Fee, as applicable, and the Expenses payable to Parent or the Company pursuant to Section 8.3, as applicable, shall (x) if Parent is entitled to the Company Termination Fee, be the sole and exclusive remedy of Parent, Merger Sub, and their respective Affiliates against the Company, its subsidiaries and any of their respective former, current, or future general or limited partners, shareholders, directors, officers, managers, members, Affiliates, employees, Representatives or agents, or (y) if the Company is entitled to the Parent Termination Fee, be the sole and exclusive remedy of the Company and its Affiliates against Parent, Merger Sub, their respective subsidiaries and any of their respective former, current, or future general or limited partners, shareholders, directors, officers, managers, members, Affiliates, employees, Representatives or agents, in either case, in the event of termination of this Agreement in circumstances giving rise to the payment of such Company Termination Fee or Parent Termination Fee, as the case may be (including for any loss suffered as a result of any breach of any covenant or agreement in this Agreement giving rise to such termination, or in respect of any representation made or alleged to have been made in connection with this Agreement), and (ii) such paying Party and its respective subsidiaries and their respective former, current, or future general or limited partners, shareholders, directors, officers, managers, members, Affiliates, employees, Representatives and agents shall have no further liability or obligation relating to or arising out of this Agreement including the termination hereof and including in respect of representations made or alleged to be made in connection herewith, whether in equity or at law, in contract, in tort or otherwise.

SECTION 8.3 Expenses. If this Agreement is terminated pursuant to (i) Section 8.1(d)(i), then Parent shall promptly, but in no event later than two (2) Business Days after the date of such termination and a written demand by the Company therefore, or (ii) Section 8.1(e)(i), then the Company, shall promptly, but in no event later than two (2) Business Days after the date of such termination and a written demand by Parent therefore, in either case, pay to the Party making such demand, as applicable, all reasonable actual out-of-pocket fees and expenses incurred by the Company and its Affiliates or Parent and its Affiliates, as applicable, in connection with this Agreement and the transactions contemplated by this Agreement (including with respect to obtaining financing), in an amount not to exceed $10,000,000 (provided that the Company or Parent, as applicable, provides reasonable documentation therefor) (“Expenses”). Except as otherwise specifically provided herein (including Section 8.2(b) and this Section 8.3), each Party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby. Expenses incurred in connection with the filing, printing and mailing of the Proxy Statement shall be shared equally by Parent and the Company.

ARTICLE IX

GENERAL PROVISIONS

SECTION 9.1 Non-Survival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants and agreements in this Agreement shall survive beyond the Effective Time and there shall be no Liability in respect thereof, whether such Liability has accrued prior to or after the Effective Time, on the part of any Party, its Affiliates or any of their respective partners, members, officers, directors, agents or Representatives except for those covenants and agreements contained herein to the extent that, by their terms, are to be performed after the Effective Time.

SECTION 9.2 Modification or Amendment. At any time prior to the Effective Time, the Parties may modify or amend this Agreement by written agreement, executed and delivered by duly authorized officers of the respective Parties; provided, however, that after receipt of the Company Requisite Vote, there shall be made no amendment that by applicable Law requires further approval by the shareholders of the Company without the further approval of such shareholders.

SECTION 9.3 Waiver. Any Party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other Parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the Party or Parties to be bound thereby and specifically referencing this Agreement. The failure of any Party to assert any rights or remedies shall not constitute a waiver of such rights or remedies. No waiver by any Party of any breach or anticipated breach of any provision hereof by any other Party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether similar or not. Except as provided in this Agreement, no action taken pursuant to this Agreement, including investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance by any other Party with any representations, warranties, covenants or agreements contained in this Agreement. All consents given hereunder shall be in writing.

SECTION 9.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and, in the case of delivery in person, shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice); provided, however, that delivery by e-mail shall be deemed to have been duly given upon receipt only if confirmed by e-mail or telephone:

(a)	if to Parent or Merger Sub:

Avangrid, Inc.

180 Marsh Hill Road

Orange, Connecticut 06477

Attention: R. Scott Mahoney, SVP - General Counsel & Corporate Secretary

E-Mail: Scott.Mahoney@avangrid.com

with an additional copy (which shall not constitute notice) to:

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022-4834

Attention: David Kurzweil

E-Mail: david.kurzweil@lw.com

(b)	if to the Company:

PNM Resources, Inc.

414 Silver Ave. SW

Albuquerque, New Mexico 87102-3289

Attention: Patrick V. Apodaca

E-Mail: patrick.apodaca@pnmresources.com

with an additional copy (which shall not constitute notice) to:

Troutman Pepper Hamilton Sanders LLP

1001 Haxall Point

Richmond, Virginia 23219

Attention: R. Mason Bayler, Jr.

E-Mail: mason.bayler@troutman.com

SECTION 9.5 Certain Definitions. For purposes of this Agreement, the term:

(a) “Acceptable Confidentiality Agreement” means a confidentiality agreement with counterparty(ies) containing customary provisions that require each counter-party(ies) thereto (and each of its (their) representatives named therein) that receive information of or with respect to the Company or its subsidiaries to keep such information confidential (i) in effect on the date hereof or (ii) entered into on or after the date hereof on terms (x) no less favorable in the aggregate to the Company and (y) no less restrictive in the aggregate to such counter-party(ies) (and each of its (their) representatives) than those contained in the Confidentiality Agreement (except for such changes specifically and expressly permitted pursuant to this Agreement), it being understood that such confidentiality agreement need not prohibit the making or amendment of an Acquisition Proposal.

(b) “Affiliate” means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person.

(c) “Anti-Corruption Law” means Laws relating to anti-bribery or anti-corruption (governmental or commercial), including laws that prohibit the corrupt payment, offer, promise, or authorization, acceptance, or agreement to accept the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any Government Official, foreign government employee or commercial entity or to anyone to obtain or retain business or other improper benefit or advantage, including the U.S. Foreign Corrupt Practices Act (15 U.S.C. §§78dd-1 et seq.), the U.K. Bribery Act of 2010, and all national and international laws enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions.

(d) “Average Parent Stock Price” means the average of the volume weighted averages of the trading prices of Parent Common Stock on the NYSE (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by the Parties) on each of the ten (10) consecutive trading days ending on (and including) the trading day that immediately precedes the Closing Date.

(e) “Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the United States in New York, New York or in Madrid, Spain.

(f) “CFIUS” means the interagency Committee on Foreign Investments in the United States.

(g) “Charter Documents” means, with respect to any entity at any time, in each case as amended, modified and supplemented at that time, (i) the articles of association or certificate of formation, incorporation, partnership or organization (or the equivalent organizational documents) of that entity, (ii) the bylaws, partnership agreement or limited liability company agreement or regulations (or the equivalent governing documents) of that entity, and (iii) each document setting forth the designation, amount and relative rights, limitations and preferences of any class or series of that entity’s Equity Securities or of any rights in respect of that entity’s Equity Securities.

(h) “Company Collective Bargaining Agreement” means any Contract between the Company or any of its subsidiaries and any labor organization or other authorized employee representative representing current or former employees of the Company or any of its subsidiaries.

(i) “Company Parties” means, collectively, the Company, its subsidiaries and its Joint Ventures, and each of them individually is a “Company Party”.

(j) “Contract” means any legally binding written or oral agreement, contract, subcontract, lease, instrument, note, option, warranty, sales order, purchase order, license, sublicense, insurance policy, benefit plan or commitment or undertaking of any nature, excluding any Permit.

(k) “control” (including the terms “controlling”, “controlled”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(l) “COVID Actions” means any commercially reasonable actions taken by a Party or its subsidiaries (after determination by such Party or its applicable subsidiary that such actions are necessary and prudent) to the extent that such action would have been taken by a reasonable Person similarly situated as such Party and its subsidiaries in connection with (i) mitigating the adverse effects occurring after the date hereof of events caused by the 2019 novel coronavirus pandemic or the public health emergency resulting therefrom (including as reasonably necessary to protect the health and safety of customers, suppliers, employees and other business relationships of such Person) or (ii) ensuring compliance by such Person and its subsidiaries and their respective directors, officers and employees with any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure, sequester or any other Laws, in each case, enacted after the date of this Agreement, by any Governmental Entity in response to the 2019 novel coronavirus.

(m) “Credit Facilities” means the agreements (as in effect on the date of this Agreement) listed in Section 9.5(m) of the Company Disclosure Schedule, and any replacements or refinancings thereof entered into after the date hereof in compliance with Section 5.1.

(n) “Derivative Product” means any swap, cap, floor, collar, futures contract, forward contract, option or any other derivative financial instrument or Contract, based on any commodity, security, instrument, rate or index of any kind or nature whatsoever, whether tangible or intangible, including electricity, natural gas, fuel oil, coal, emissions allowances and offsets, and other commodities, currencies, interest rates and indices.

(o) “Equity Conversion Factor” means that number of shares of Parent Common Stock determined by dividing the Per Share Merger Consideration by the Average Parent Stock Price.

(p) “Equity Securities” of any Person means, as applicable (i) any and all of its shares of capital stock, membership interests or other equity interests or share capital, (ii) any warrants, Contracts or other rights or options directly or indirectly to subscribe for or to purchase any capital stock, membership interests or other equity interests or share capital of such Person, (iii) all securities or instruments, directly or indirectly, exchangeable for or convertible or exercisable into, any of the foregoing or with any profit participation features with respect to such Person, or (iv) any share appreciation rights, phantom share rights or other similar rights with respect to such Person or its business.

(q) “ERISA Affiliate” means each entity, trade or business (whether or not incorporated) that would be treated at any relevant time together with the Person or any of its subsidiaries as a “single employer” within the meaning of Section 414 of the Code or 4001(b) of ERISA.

(r) “Exchange Act” means Securities Exchange Act of 1934, as amended.

(s) “FERC” means the Federal Energy Regulatory Commission.

(t) “Final Order” means, with respect to any Governmental Entity, action by such Governmental Entity that has not been reversed, stayed, enjoined, set aside, annulled or suspended and is legally binding and effective.

(u) “FPA” means, the Federal Power Act, as amended, including all regulations promulgated thereunder.

(v) “GAAP” means the generally accepted accounting principles for financial reporting in the United States consistently applied through the periods involved.

(w) “Government Official” means (i) any official, officer, employee or representative of, or any person acting in an official capacity for or on behalf of, any Governmental Entity, (ii) any political party or party official or candidate for political office, or (iii) any official, officer, employee, or any person acting in an official capacity for or on behalf of, any company, business, enterprise or other entity owned (in whole or in substantial part) controlled by or affiliated with a Governmental Entity.

(x) “Governmental Entity” means (i) any government, (ii) any governmental or regulatory entity, body, department, commission, subdivision, board, bureau, administrative agency or instrumentality, (iii) any court, tribunal, judicial body, or arbitrator or arbitration panel, (iv) any non-governmental self-regulatory agency or securities exchange, or (v) the North American Electric Reliability Corporation, in each of clauses (i) through (iv) whether supranational, national, federal, state, county, municipal, provincial, and whether domestic or foreign.

(y) “HSR Act” means Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(z) “Intellectual Property” means all worldwide intellectual property, industrial property and proprietary rights, including all (i) patents, patent applications (including patents issued thereon), methods, technology, designs, processes, inventions, statutory invention registrations, copyrights, works of authorship, software and systems, Trademarks, service marks, trade names, corporate names, domain names, logos, trade dress and other source indicators and the goodwill of the business symbolized thereby, trade secrets, know-how and tangible and intangible proprietary information and materials (including, in each case, to the extent applicable, reissues, divisions, continuations, continuations in part, extensions and re-examinations of any of the foregoing and all rights therein provided by international treaties or conventions), (ii) registrations, applications, provisionals, divisions, continuations, continuations-in-part, re-examinations, extensions, re-issues, renewals and foreign counterparts of or for any of the foregoing and (ii) the right to sue and collect damages for any past infringement of any of the foregoing.

(aa) “Interim Period” means the period from the date of this Agreement until the earlier of the Closing or the valid termination of this Agreement in accordance with Article VIII.

(bb) “Intervening Event” means any event, development, change, effect or occurrence that affects or would reasonably be expected to affect (i) the business, financial condition or continuing results of operation of the Company and its subsidiaries, taken as a whole or (ii) the shareholders of the Company (including the benefits of the Merger to the shareholders of the Company) in either case that (a) is material, (b) first became known to the Company Board of Directors after the execution of this Agreement, (c) becomes known to the Company Board of Directors prior to obtaining the Company Requisite Vote and (d) does not relate to or involve any Acquisition Proposal; provided that no event, fact, circumstance, development or occurrence that has had or would reasonably be expected to have an adverse effect on the business, financial condition or continuing results of operations of, or the market price of the securities of, Parent or any of its subsidiaries shall constitute an “Intervening Event” unless such event, fact, circumstance, development or occurrence has had or would reasonably be expected to have a Parent Material Adverse Effect; provided, further, that none of the following shall constitute an Intervening Event: (i) any action taken by any Party hereto pursuant to and in compliance with the affirmative covenants set forth in Section 6.5, or the consequences of any such action, and (ii) the receipt, existence or terms of an Acquisition Proposal, or the consequences thereof.

(cc) “Joint Venture” of a Person, means any Person that is not a subsidiary of such first Person, in which such first Person or one or more of its subsidiaries owns directly or indirectly any Equity Securities, other than Equity Securities held for passive investment purposes that are less than five percent (5%) of each class of the outstanding voting securities or voting capital stock of such second Person.

(dd) “knowledge” (i) with respect to the Company means the actual knowledge of any of the individuals listed in Section 9.5(dd) of the Company Disclosure Schedule and (ii) with respect to Parent or Merger Sub means the actual knowledge of any of the individuals listed in Section 9.5(dd) of the Parent Disclosure Schedule.

(ee) “Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, ordinance, code, decree, order, judgment, injunction, rule, regulation, executive order, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity or any order or decision of an applicable arbitrator or arbitration panel.

(ff) “Liability” means any liability, cost, expense, debt or obligation of any kind, character, or description, and whether known or unknown, accrued, matured, absolute, determined, determinable, contingent or otherwise, and regardless of when asserted or by whom.

(gg) “Material Adverse Effect” means any event, development, change, circumstances, effect or occurrence that, individually or in the aggregate with all other events, developments, changes, circumstances, effects or occurrences, (a) would prevent or materially impair or materially delay the consummation of the Merger or (b) has a material adverse effect on or with respect to the business, assets, liabilities, results of operations or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole; provided that, with respect to clause (b) only, no events, developments, changes, circumstances, effects or occurrences relating to, arising out of or in connection with or resulting from any of the following shall be deemed, either alone or in combination, to constitute or contribute to a Material Adverse Effect and no event, development, change, circumstance, effect or occurrence relating to, arising out of or in connection with or resulting from any of the following shall be taken into account when determining whether a Material Adverse Effect has occurred or may, would or could occur: (i) general changes or developments in the legislative or political condition, or in the economy or the financial, debt, capital, credit, commodities or securities markets, in each such case, in the United States or elsewhere in the world, including as a result of changes in geopolitical conditions, (ii) any change affecting any industry in which the Company or its subsidiaries operate, including electric generating, transmission or distribution industries (including, in each case, any changes in operations thereof) or any change affecting retail markets for electric power, capacity or fuel or related products, (iii) any changes in the national, regional, state, provincial or local electric generation, transmission or distribution systems or increases or decreases in planned spending with respect thereto, (iv) the entry into this Agreement or the public announcement of the Merger or other transactions contemplated hereby, including any impact thereof on relationships, contractual or otherwise, with customers, suppliers, regulators, lenders, partners or employees of the Company and its subsidiaries, (v) any action taken or omitted to be taken by such Party at the express written request of or with the express written consent of the other Parties, (vi) any actions required to be undertaken by the Company in accordance with, subject to and consistent with Section 6.5 of this Agreement to obtain any Consent or make any Filing required for the consummation of the Merger and the other transactions contemplated herein or, in connection therewith, any written proposal or commitment made by either Party or its Affiliates to any Governmental Entity in accordance with, subject to and consistent with Section 6.5 or imposed by any Governmental Entity, in each case, in order to obtain the Required Regulatory Approvals or the CFIUS Approval, (vii) changes after the date hereof in any applicable Laws or applicable binding accounting regulations or principles or interpretation or enforcement thereof by any Governmental Entity, (viii) any hurricane, tornado, earthquake, flood, tsunami, natural disaster, act of God, pandemic or epidemic, including the coronavirus and the taking of any COVID Action, (ix) any outbreak or escalation of hostilities or war (whether or not declared), military actions or any act of sabotage, terrorism, or national or international political or social conditions, (x) any change in the market price or trading volume of the shares of the Company or the credit rating of the Company or any of its subsidiaries, (xi) any failure by the Company to meet any published analyst estimates or expectations of such Party’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself, or (xii) any litigation or claim threatened or initiated by shareholders, ratepayers, customers or suppliers of the Company (each in their capacity as such) against the Company, any of its subsidiaries or any of their respective officers or directors (in each case, in their capacity as such), in each case, arising out of the execution of this Agreement or the transactions contemplated hereby (it being understood that in the cases of clauses (x) or (xi), the facts, events or circumstances giving rise to or contributing to such change or failure may be deemed to constitute, and may be taken into account in determining whether there has been a Material Adverse Effect); except in the cases of clauses (i), (ii), (iii), (vi), (vii) or (viii), to the extent that the Company and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other participants in the industry in which such Party operates in the United States (in which case solely the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Material Adverse Effect); provided, however, that, notwithstanding anything herein or otherwise to the contrary, the effect of the failure to obtain the consent of the Existing Lenders to the execution of this Agreement prior to the execution and delivery hereof (but not the effect of the failure to obtain consents from Existing Lenders to the Closing that may be required under the Contracts with the Existing Lenders) may be considered, and taken into account, in determining whether a “Material Adverse Effect” has occurred or may, would or could occur (without giving effect to, and disregarding, any of the exceptions set forth in each of the preceding clauses (i) through (xii)).

(hh) “Material Business Transaction” means a transaction (i) that would prevent, materially delay or materially impair the consummation of the Merger or (ii) in which the holders of Company Shares would not be entitled to receive, in respect of each Company Share held thereby (other than Cancelled Shares and Dissenting Shares), an amount in cash equal to the Per Share Merger Consideration (taking into account the amounts paid in respect thereof pursuant to this Agreement).

(ii) “NMBCA” means the Business Corporation Act of the State of New Mexico, as amended.

(jj) “NYSE” means the New York Stock Exchange.

(kk) “Parent Common Stock” means the common stock, $0.01 par value per share, of Parent.

(ll) “Parent Material Adverse Effect” means, with respect to Parent or Merger Sub, any event, development, change, circumstances, effect or occurrence that, individually or in the aggregate with all other events, developments, changes, circumstances, effects or occurrences, would prevent or materially impair or materially delay the consummation of the Merger by Parent or Merger Sub.

(mm) “Parent Parties” means, collectively, Parent, its subsidiaries and Joint Ventures (including Merger Sub), and each of them individually, a “Parent Party.”

(nn) “Parent Termination Fee” means an amount equal to $184,000,000.

(oo) “Person” means an individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

(pp) “Personal Information” means, in addition to any information defined or described by a Person or any of its subsidiaries as “personal information” in any privacy notice or other public-facing statement by or on behalf of such Person or its subsidiaries, all information identifying an individual or regarding an identified or identifiable individual (such as name, address, telephone number, email address, financial account number, government-issued identifier, and any other data used or intended to be used to identify, contact or precisely locate a person).

(qq) “PUHCA” means the Public Utility Holding Company Act of 2005, including all regulations promulgated thereunder.

(rr) “Privacy Rules and Policies” means any privacy policies and any other terms applicable to the collection, retention, use, disclosure and distribution of Personal Information from individuals, and any laws related to the collection, use, access to, transmission, disclosure, alteration or handling of Personal Information.

(ss) “Regulatory Condition” means (a) the approvals required to satisfy the conditions to closing set forth in Section 7.1(c) and Section 7.1(d) and (b) each of the conditions to Closing set forth in Section 7.2(e) as it relates to the Company Regulatory Approvals.

(tt) “Significant Subsidiary” means a subsidiary of any Person that would be a “significant subsidiary” within the meaning of Rule 1-02 of Regulation S-X of the SEC.

(uu) “Specified Required Regulatory Approval” means each of the Required Regulatory Approvals marked with two number signs (##) on Section 3.5(b) of the Company Disclosure Schedule or Section 4.4(b) of the Parent Disclosure Schedule, as applicable.

(vv) “subsidiary” or “subsidiaries” means, with respect to any Person, (a) any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which 50% or more of the total voting power of shares of stock or other equity interests of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof and (b) any partnership, joint venture or limited liability company of which (i) 50% or more of the capital accounts, distribution rights, total equity or voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise or (ii) such Person or any subsidiary of such Person is a controlling General Partner or otherwise controls such entity.

(ww) “Tax Return” means all returns, declarations, reports, statements and other documents (including any elections, amended returns, claim for refund, disclosures, schedules, estimated Tax declaration or filing or information returns) filed or required to be filed with a Taxing Authority in respect of any and all Taxes, including any and all attachments, amendments and supplements thereto.

(xx) “Taxes” means all federal, state, local and non-U.S. taxes, charges, fees, levies, imposts, duties or other assessments of a similar nature, including income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, license, production, value added, occupancy, escheat or unclaimed property or other taxes, duties, assessments and similar governmental charges of any kind whatsoever imposed by any Taxing Authority, together with all interest, penalties and additions imposed with respect to such amounts.

(yy) “Taxing Authority” means any Governmental Entity exercising any authority to impose, regulate or administer the imposition of Taxes.

(zz) “Trademark” means trademarks, service marks, trade names, service names, trade dress, logos and other identifiers of source, including all goodwill associated therewith, and any and all common law rights, and registrations and applications for registration thereof, all rights therein provided by international treaties or conventions, and all renewals of any of the foregoing and Internet domain names.

(aaa) “Treasury Regulations” means the final or temporary Treasury Regulations promulgated by the United States Department of Treasury.

(bbb) “Willful Breach” means any material breach of, or material failure to perform, any covenant or other agreement contained in this Agreement that is a consequence of an act or failure to act undertaken by or on behalf of the breaching Party with actual or constructive knowledge that such Party’s act or failure to act would, or would reasonably be expected to, result in or constitute a material breach of this Agreement. For the avoidance of doubt, a Willful Breach will include a Party’s failure to consummate the Closing when required under this Agreement.

SECTION 9.6 Severability. If any term or other provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, this Agreement shall be interpreted as to effect the original intent of the Parties as closely as possible to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

SECTION 9.7 Entire Agreement; Assignment. This Agreement (including the Exhibits hereto and the Company Disclosure Schedule and the Parent Disclosure Schedule) and the Confidentiality Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other Parties, and any assignment without such consent shall be null and void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

SECTION 9.8 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, other than (a) with respect to the provisions of Section 6.11 which shall inure to the benefit of the Indemnified Parties benefiting therefrom who are intended to be third-party beneficiaries thereof, (b) at and after the Effective Time, the rights of the holders of Company Shares to receive the Per Share Merger Consideration in accordance with the terms and conditions of this Agreement (c) at and after the Effective Time, the rights of the holders of Restricted Stock Rights and Performance Shares to receive the payments contemplated by the applicable provisions of Section 2.2 at the Effective Time in accordance with the terms and conditions of this Agreement, and (d) prior to the Effective Time, the rights of the holders of Company Common Stock to pursue claims for damages and other relief, including equitable relief, for Parent’s or Merger Sub’s breach of this Agreement subject to Section 8.2(a); provided that the rights granted to the holders of Company Common Stock pursuant to the foregoing clause (d) of this Section 9.8 shall only be enforceable on behalf of such holders by the Company in its sole and absolute discretion. The representations and warranties in this Agreement are the product of negotiations among the Parties hereto and are for the sole benefit of the Parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.3 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties hereto of risks associated with particular matters regardless of the knowledge of any of the

Parties hereto. Consequently, Persons other than the Parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

SECTION 9.9 Governing Law. This Agreement, and all claims or causes of action (whether at Law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by, and construed in accordance with, the Laws of the State of Delaware (without giving effect to choice of law principles thereof or of any other jurisdiction that would mandate or permit the application of the Laws of any jurisdiction other than the State of Delaware), except that any matter relating to the (a) fiduciary obligations of the Company Board of Directors shall be governed by the Laws of the State of New Mexico and (b) the mechanics of the Merger shall be governed by the NMBCA.

SECTION 9.10 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 9.11 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission, “.pdf,” or other electronic transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

SECTION 9.12 Specific Performance.

(a) The Parties agree that irreparable damage for which monetary damages, even if available, may not be an adequate remedy, would occur in the event that the Parties do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (including the Parties’ obligation to consummate the Merger and Parent’s obligation to pay, and (i) the right of Company shareholders to receive following the Closing, the aggregate Per Share Merger Consideration, (ii) the right of holders of Restricted Stock Rights to receive the consideration as and to the extent payable pursuant to Section 2.2, (iii) the right of holders of Performance Shares to receive the consideration as and to the extent payable pursuant to Section 2.2(b), and (iv) the right of holders of Company Common Stock issued under the Direct Plan or the Directors Deferred Plan to receive the consideration as and to the extent payable pursuant to Section 2.2(c) or Section 2.2(d), respectively, subject in each case to the terms and conditions of this Agreement), without any requirement for the posting of security, this being in addition to any other remedy to which they are entitled at law or in equity. The Parties hereby further acknowledge and agree that prior to the Closing, each Party shall be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of Section 6.5 by the other Parties and to cause the other Parties to consummate the transactions contemplated hereby, including to effect the Closing in accordance with Section 1.3, on the terms and subject to the conditions in this Agreement.

(b) Each of the Parties agrees that it will not raise any objections to the availability of the equitable remedy of specific performance or other equitable relief as provided herein, including objections on the basis that (i) a Party has an adequate remedy at law or equity or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. The election to pursue an injunction or specific performance shall not restrict, impair or otherwise limit the Company from, in the alternative, seeking to terminate this Agreement and collect the Parent Termination Fee pursuant to Section 8.2(c). The Parties hereto agree that nothing set forth in this Section 9.12 shall require any party hereto to institute any proceeding for specific performance under this Section 9.12 prior to or as a condition to exercising any termination right under Article VIII (and/or receipt of any amounts due pursuant to Section 8.2), nor shall the commencement of any legal action or legal proceeding pursuant to this Section 9.12 or anything set forth in this Section 9.12 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article VIII.

(c) If the Company has the right to terminate this Agreement pursuant to Section 8.1(d)(iii) but instead elects to bring an action for specific performance pursuant to this Section 9.12, then if such action for specific performance is unsuccessful, the Company shall not be deemed to have waived its right to terminate this Agreement pursuant to Section 8.1(d)(iii) and may thereafter terminate this Agreement pursuant to Section 8.1(d)(iii) and Parent shall pay the Parent Termination Fee pursuant to Section 8.2(c).

(d) If, prior to the End Date, any Party brings an action to enforce specifically the performance of the terms and provisions of this Agreement by another Party, the End Date shall automatically be extended by (i) the amount of time during which such action is pending, plus ten (10) Business Days, or (ii) such other time period established by the court presiding over such action.

SECTION 9.13 Jurisdiction. Each of the Parties irrevocably (a) agrees that it shall bring any and all actions or proceedings in respect of any claim arising out of, related to, or in connection with, this Agreement, the Merger or the other transactions contemplated by this Agreement, whether in tort or contract or at law or in equity, exclusively in Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware or, if such court shall not have or declines to accept jurisdiction over a particular matter, then any federal court within the State of Delaware, (b) submits with regard to any such action or proceeding, generally and unconditionally, to the personal jurisdiction of such courts and agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the courts described above, and (d) consents to service being made through the notice procedures set forth in Section 9.4. Each of the Company, Parent and Merger Sub hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in

Section 9.4 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby. Each Party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 9.13, that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable Law, that the suit, action or proceeding in any such court is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable Law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the Party is entitled pursuant to the final judgment of any court having jurisdiction. Each Party expressly acknowledges that the foregoing waiver is intended to be irrevocable under the Laws of the State of Delaware and of the United States of America; provided that each such Party’s consent to jurisdiction and service contained in this Section 9.13 is solely for the purpose referred to in this Section 9.13 and shall not be deemed to be a general submission to said courts or in the State of Delaware other than for such purpose.

SECTION 9.14 WAIVER OF JURY TRIAL. EACH OF PARENT, MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PARENT OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF OR THEREOF.

SECTION 9.15 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including penalties and interest) incurred in connection with the Merger shall be paid by Parent, Merger Sub or the Surviving Corporation when due.

SECTION 9.16 Interpretation. When reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference shall be to an Article, Section, Exhibit or Schedule of this Agreement, as applicable, unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall not be exclusive and has the meaning represented by the phrase “and/or”. References to “dollars” or “$” are to United States of America dollars. When used herein, the word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such word or phrase shall not simply mean “if”. Whenever the phrase “ordinary course” or “ordinary course of business” is used in this Agreement, it shall be deemed to be followed by the words “consistent with past practice” whether or not so specified. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted. Terms defined in the singular have a comparable meaning when used in the plural, and vice versa. References herein to any gender include any other gender. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any dollar or percentage thresholds set forth herein shall not be used as a benchmark for the determination of what is or is not “material” or a “Material Adverse Effect” under this Agreement. Unless otherwise indicated, all references herein to the subsidiaries of a Person shall be deemed to include all direct and indirect subsidiaries of such Person unless otherwise indicated or the context otherwise requires. Each representation or warranty in Article III or Article IV made by any Party relating to a Joint Venture of such Party that is neither operated nor managed solely by such Party or a subsidiary of such Party, shall be deemed to be made only to the knowledge of such Party. When used in this Agreement, the phrase “made available” shall mean provided by the Company or Parent, as applicable, (i) via email to the other Party or its Representatives, (ii) in a virtual data room accessible by the other Party established in connection with the transactions contemplated by this Agreement, (iii) at the offices of a Party or its Affiliates or (iv) included in, as an exhibit or schedule, the Company SEC Reports or Parent SEC Reports, as applicable, in each cases of clauses (i), (ii), (iii) or (iv) above, as of or prior to 4:00 p.m., Eastern Time, on October 19, 2020.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

COMPANY:

PNM RESOURCES, INC.

By:	/s/ Patricia K. Collawn
Patricia K. Collawn
Chairman, President and Chief Executive Officer

PARENT:

AVANGRID, INC.

By:	/s/ Dennis V. Arriola
Name: Dennis V. Arriola
Title: Chief Executive Officer

MERGER SUB:

NM GREEN HOLDINGS, INC.

By:	/s/ Dennis V. Arriola
Name: Dennis V. Arriola
Title: President and Treasurer

Exhibit A

Press Releases

Exhibit 10.1

EXECUTION VERSION

$300,000,000

CREDIT AGREEMENT

among

PNM RESOURCES, INC.,

as Borrower,

THE LENDERS IDENTIFIED HEREIN,

AND

MUFG BANK, LTD.,

as Administrative Agent

DATED AS OF OCTOBER 20, 2020

MUFG BANK, LTD.,

as Sole Lead Arranger and Bookrunner

SECTION 1 DEFINITIONS AND ACCOUNTING TERMS		1

1.1	Definitions	1
1.2	Computation of Time Periods and Other Definitional Provisions	24
1.3	Accounting Terms/Calculation of Financial Covenant	24
1.4	Time	25
1.5	Rounding of Financial Covenant	25
1.6	References to Agreements and Requirement of Laws	25
1.8	Rates	26

SECTION 2 CREDIT FACILITY		26

2.1	Revolving Loans	26
2.2	[Reserved]	27
2.3	Continuations and Conversions	27
2.4	Minimum Amounts	27
2.5	Reserved	28
2.6	Evidence of Debt	28

SECTION 3 GENERAL PROVISIONS APPLICABLE TO LOANS		28

3.1	Interest	28
3.2	Payments Generally	28
3.3	Prepayments	30
3.4	Fees	30
3.5	Payment in full at Maturity	31
3.6	Computations of Interest and Fees	31
3.7	Pro Rata Treatment	32
3.8	Sharing of Payments	32
3.9	Capital Adequacy	33
3.10	Successor LIBOR Rate Index	33
3.11	Illegality	34
3.12	Requirements of Law	34
3.13	Taxes	35
3.14	Compensation	38
3.15	Determination and Survival of Provisions	39
3.16	Defaulting Lenders	39
3.17	Mitigation Obligations	40

SECTION 4 CONDITIONS PRECEDENT TO CLOSING		41

4.1	Closing Conditions	41

SECTION 5 CONDITIONS TO ALL EXTENSIONS OF CREDIT		43

5.1	Funding Requirements	43

SECTION 6 REPRESENTATIONS AND WARRANTIES		43

6.1	Organization and Good Standing	44
6.2	Due Authorization	44
6.3	No Conflicts	44
6.4	Consents	44
6.5	Enforceable Obligations	44
6.6	Financial Condition	44

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6.7	No Material Change	45
6.8	No Default	45
6.9	Litigation	45
6.10	Taxes	45
6.11	Compliance with Law	45
6.12	ERISA	45
6.13	Use of Proceeds; Margin Stock	46
6.14	Government Regulation	47
6.15	Solvency	47
6.16	Disclosure	47
6.17	Environmental Matters	47
6.18	[Reserved]	47
6.19	[Reserved]	47
6.20	Anti-Corruption Laws and Sanctions	47
6.20	Affected Financial Institutions	47

SECTION 7 AFFIRMATIVE COVENANTS		48

7.1	Information Covenants	48
7.2	Financial Covenant	50
7.3	Preservation of Existence and Franchises	50
7.4	Books and Records	50
7.5	Compliance with Law	50
7.6	Payment of Taxes and Other Indebtedness	51
7.7	Insurance	51
7.8	Performance of Obligations	51
7.9	Use of Proceeds	51
7.10	Audits/Inspections	52
7.11	Ownership of Certain Subsidiaries	52

SECTION 8 NEGATIVE COVENANTS		52

8.1	Nature of Business	52
8.2	Consolidation and Merger	52
8.3	Sale or Lease of Assets	52
8.4	Affiliate Transactions	53
8.5	Liens	53
8.6	Accounting Changes	54

SECTION 9 EVENTS OF DEFAULT		55

9.1	Events of Default	55
9.2	Acceleration; Remedies	56
9.3	Allocation of Payments After Event of Default	57

SECTION 10 AGENCY PROVISIONS		58

10.1	Appointment and Authority	58
10.2	Rights as a Lender	58
10.3	Exculpatory Provisions	58
10.4	Reliance by Administrative Agent	59
10.5	Delegation of Duties	59
10.6	Resignation of Administrative Agent	60
10.7	Non-Reliance on Administrative Agent and Other Lenders	60
10.8	No Other Duties, Etc	60

ii

10.9	Administrative Agent May File Proofs of Claim	61
10.10	ERISA Matters	61

SECTION 11 MISCELLANEOUS		62

11.1	Notices; Effectiveness; Electronic Communication	62
11.2	Right of Set-Off	64
11.3	Successors and Assigns	65
11.4	No Waiver; Remedies Cumulative	69
11.5	Attorney Costs, Expenses, Taxes and Indemnification by Borrower	69
11.6	Amendments, Etc	71
11.7	Counterparts	71
11.8	Headings	72
11.9	Survival of Indemnification and Representations and Warranties	72
11.10	Governing Law; Venue; Service	72
11.11	Waiver of Jury Trial; Waiver of Consequential Damages	73
11.12	Severability	73
11.13	Further Assurances	73
11.14	Confidentiality	73
11.15	Entirety	74
11.16	Binding Effect; Continuing Agreement	74
11.17	Regulatory Statement	75
11.18	USA Patriot Act Notice	75
11.19	Acknowledgment	75
11.20	Replacement of Lenders	75
11.21	No Advisory or Fiduciary Responsibility	76
11.22	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	77
11.23	Acknowledgement Regarding Any Supported QFCs.	77

iii

SCHEDULES

Schedule 1.1(a)	Pro Rata Shares
Schedule 11.1	Notices

EXHIBITS

Exhibit 2.1(b)	Form of Notice of Borrowing
Exhibit 2.1(e)	Form of Revolving Note
Exhibit 2.3	Form of Notice of Continuation/Conversion
Exhibit 4.1(j)	Form of Account Designation Letter
Exhibit 7.1(c)	Form of Compliance Certificate
Exhibit 11.3(b)	Form of Assignment and Assumption

iv

CREDIT AGREEMENT

THIS CREDIT AGREEMENT (this “Credit Agreement”) is entered into as of October 20, 2020, among PNM RESOURCES, INC., a New Mexico corporation, as Borrower, the Lenders and MUFG BANK, LTD., as Administrative Agent.

RECITALS

A. The Borrower has requested the Lenders provide a revolving credit facility to the Borrower in an aggregate principal amount of $300,000,000

B. The Lenders party hereto have agreed to make the requested revolving credit facility available to the Borrower on the terms and conditions hereinafter set forth.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1

DEFINITIONS AND ACCOUNTING TERMS

1.1 Definitions.

The following terms shall have the meanings specified herein unless the context otherwise requires. Defined terms herein shall include in the singular number the plural and in the plural the singular:

“Account Designation Letter” means the Notice of Account Designation Letter dated as of the Closing Date from the Borrower to the Administrative Agent in substantially the form of Exhibit 4.1(j).

“Adjusted Base Rate” means the Base Rate plus the Applicable Percentage.

“Adjusted Eurodollar Rate” means the Eurodollar Rate plus the Applicable Percentage.

“Administrative Agent” means MUFG Bank, Ltd. (including its branches and Affiliates as may be required to administer the duties) or any successor administrative agent appointed pursuant to Section 10.6.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.1 or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Fees” has the meaning set forth in Section 3.4(b).

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such other Person or (b) to direct or cause direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

“Agent-Related Persons” means the Administrative Agent, together with its Affiliates and the officers, directors, employees, agents and attorneys-in-fact of the Administrative Agent and its Affiliates.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to anti-money laundering, bribery or corruption.

“Applicable Percentage” means, for Eurodollar Loans, Base Rate Loans and Commitment Fees, the appropriate applicable percentages, in each case (subject to the exception indicated below), corresponding to the Debt Rating of the Borrower in effect as of the most recent Calculation Date as shown below:

Pricing Level	Debt Rating	Applicable Percentage for Eurodollar Loans	Applicable Percentage for Base Rate Loans	Applicable Percentage for Commitment Fees
I	BBB/Baa2 or higher	1.500%	0.500%	0.225%
II	BBB-/Baa3	1.750%	0.750%	0.275%
III	BB+/Ba1 or lower or unrated	2.000%	1.000%	0.325%

The Applicable Percentage shall be determined and adjusted on the date (each a “Calculation Date”) one Business Day after the date on which the Debt Rating of the Borrower is upgraded or downgraded in a manner which requires a change in the then applicable Pricing Level set forth above. If at any time there is a split in the Debt Ratings of the Borrower between S&P and Moody’s, the Applicable Percentage shall be determined by the higher of the two Debt Ratings (i.e. the lower pricing), provided that if the two Debt Ratings are more than one level apart, the Applicable Percentage shall be based on the Debt Rating which is one level lower than the higher rating. If the Borrower does not have a Debt Rating from either S&P or Moody’s, then, Pricing Level III shall apply. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Eurodollar Loans as well as any new Eurodollar Loans made. The applicable Pricing Level for Applicable Percentage, as of the Closing Date, is Pricing Level II.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means MUFG Bank, Ltd., together with its successors and/or assigns.

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit 11.3(b).

“Authorized Officer” means any of the president, vice president, chief executive officer, chief financial officer or treasurer of the Borrower.

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“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Credit Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (d) of Section 3.10.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of:

(a) the Prime Rate in effect on such day;

(b) the Federal Funds Rate in effect on such day plus 0.50%; and

(c) an amount equal to (i) the Eurodollar Base Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus (ii) 1.00%; provided that, for the avoidance of doubt, the Eurodollar Base Rate for any day shall be based on the Eurodollar Base Rate at approximately 11:00 a.m. London time on such date, subject to the interest rate floors set forth therein. Any changes in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Eurodollar Base Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Eurodollar Base Rate, respectively. For the avoidance of doubt, if the Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Credit Agreement.

“Base Rate Loan” means any Loan bearing interest at a rate determined by reference to the Base Rate.

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) of Section 3.10.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

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(a) the sum of: (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment;

(b) the sum of: (i) Daily Simple SOFR and (ii) the related Benchmark Replacement Adjustment;

(c) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment;

provided that, in the case of clause (a), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (a), (b) or (c) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Credit Agreement and the other Credit Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(a) for purposes of clauses (a) and (b) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(i)

the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;

(ii)

the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(b)

for purposes of clause (c) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities;

4

provided that, in the case of clause (a) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Credit Agreement and the other Credit Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; or

(c) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.

For the avoidance of doubt, (a) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (b) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

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(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 3.10 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 3.10.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrower” means PNM Resources, Inc., a New Mexico corporation, together with its successors and permitted assigns.

“Borrower Obligations” means, without duplication, all of the obligations of the Borrower to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes, or any of the other Credit Documents.

“Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Type and, in the case of Eurodollar Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.1.

“Business Day” means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any Eurodollar Loan, or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

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“Capital Stock” means (a) in the case of a corporation, all classes of capital stock of such corporation, (b) in the case of a partnership, partnership interests (whether general or limited), (c) in the case of a limited liability company, membership interests and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person; including, in each case, all warrants, rights or options to purchase any of the foregoing.

“Change in Law” means the occurrence, after the date of this Credit Agreement (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, promulgation, implementation or application thereof by any Governmental Authority, (c) the adoption or taking effect of any request, rule, guideline, policy or directive (whether or not having the force of law) by any Governmental Authority or (d) any change in any request, rule, guideline, policy or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means the occurrence of any of the following: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all Capital Stock that such person or group has the right to acquire other than pursuant to the Merger Agreement (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of twenty-five percent (25%) of the Capital Stock of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or (b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

“Closing Date” means October 20, 2020.

“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time.

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“Commitment” means, as to each Lender, its obligation to make Revolving Loans to the Borrower pursuant to Section 2.1, in an aggregate principal amount at any one time outstanding not to exceed such Lender’s Pro Rata Share of the Revolving Committed Amount as set forth opposite such Lender’s name on Schedule 1.1(a) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Credit Agreement.

“Commitment Fee” has the meaning set forth in Section 3.4(a)

“Compensation Period” has the meaning set forth in Section 3.2(c)(ii).

“Compliance Certificate” means a fully completed and duly executed officer’s certificate in the form of Exhibit 7.1(c), together with a Covenant Compliance Worksheet.

“Consolidated Capitalization” means the sum of (a) all of the shareholders’ equity or net worth of the Borrower and its Subsidiaries, as determined in accordance with GAAP plus (b) Consolidated Indebtedness plus (c) the outstanding principal amount of Preferred Stock that is not a component of a Mandatory Security plus (d) 100% of the outstanding principal amount of Equity Preferred Securities of the Borrower and its Subsidiaries plus (e) the aggregate outstanding stated or principal amount of Mandatory Securities minus (f) Securitization Equity.

“Consolidated Indebtedness” means, as of any date of determination, with respect to the Borrower and its Subsidiaries on a consolidated basis, an amount equal to (a) all Indebtedness of the Borrower and its Subsidiaries as of such date minus (b) an amount equal to the outstanding principal amount of Equity Preferred Securities of the Borrower and its Subsidiaries, provided that the amount deducted pursuant to this clause (b) shall not exceed an amount equal to 15% of the Consolidated Capitalization of the Borrower and its Subsidiaries minus (c) Non-Recourse Securitization Indebtedness minus (d) the aggregate outstanding principal amount of Specified Indebtedness.

“Contingent Obligation” means, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the “primary obligation”) of another Person (the “primary obligor”), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Borrower and its Subsidiaries, the term Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation of any Person shall be deemed to be an amount equal to the maximum amount of such Person’s liability with respect to the stated or determinable amount of the primary obligation for which such Contingent Obligation is incurred or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

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“Covenant Compliance Worksheet” means a fully completed worksheet in the form of Schedule I to Exhibit 7.1(c).

“Covered Entity” has the meaning set forth in Section 11.23.

“Credit Agreement” has the meaning set forth in the Preamble hereof.

“Credit Documents” means this Credit Agreement, the Fee Letter, the Notes, any Notice of Borrowing, any Notice of Continuation/Conversion, and any other document, agreement or instrument entered into or executed in connection with the foregoing.

“Credit Exposure” has the meaning set forth in the definition of “Required Lenders”.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Debt Rating” means the long-term, unsecured, senior non-credit enhanced debt rating of the Borrower by S&P and/or Moody’s; provided, however, that if neither S&P nor Moody’s issues a long-term, unsecured, senior non-credit enhanced rating of the Borrower, then (a) the Debt Rating shall be the Borrower’s issuer corporate credit rating by S&P and/or Moody’s, as applicable, and (b) for purposes of determining the applicable pricing level in the definition of Applicable Percentage, the Debt Rating of the Borrower shall be deemed to be the lesser of (x) the actual Debt Rating of the Borrower and (y) one level lower than the Debt Rating of PSNM (e.g., if the Debt Rating of PSNM by S&P is BBB then the Debt Rating of the Borrower by S&P pursuant to this clause (b) can be no greater than BBB-).

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

“Default Rate” means an interest rate equal to two percent (2%) plus the rate that otherwise would be applicable (or if no rate is applicable, the Base Rate plus two percent (2%) per annum).

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Revolving Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more of the conditions precedent to funding (each of which conditions precedent, together with any applicable Default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with any of its funding obligations hereunder or has made a public statement to that effect with respect to its funding obligations hereunder (unless such writing or public statement states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default, shall be specifically identified in such writing or public statement) cannot be satisfied) or (c) has become or is

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insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or has become the subject of a Bail-In Action.

“Dividing Person” has the meaning assigned to it in the definition of “Division”.

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Dollars” and “$” means dollars in lawful currency of the United States of America.

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(a) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five (5) currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(b) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and any of its Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person)) approved by the Administrative

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Agent and the Borrower (such approval not to be unreasonably withheld or delayed); provided that (i) the Borrower’s consent is not required during the existence and continuation of a Default or an Event of Default, (ii) approval by the Borrower shall be deemed given if no objection is received by the assigning Lender and the Administrative Agent from the Borrower within five Business Days after notice of such proposed assignment has been delivered to the Borrower and (iii) no Ineligible Institution shall be an Eligible Assignee.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of its business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law (collectively, “Claims”), including, without limitation, (a) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to human health or the environment.

“Environmental Laws” means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, rules of common law and orders of courts or Governmental Authorities, relating to the protection of human health or occupational safety or the environment, now or hereafter in effect and in each case as amended from time to time, including, without limitation, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Substances.

“Equity Preferred Securities” means, with respect to any Person, any trust preferred securities or deferrable interest subordinated debt securities issued by such Person or other financing vehicle of such Person that (i) have an original maturity of at least twenty years, and (ii) require no repayments or prepayments and no mandatory redemptions or repurchases, in each case, prior to the first anniversary of the latest Maturity Date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

“ERISA Affiliate” means any Person who together with the Borrower or any of its Subsidiaries is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“ERISA Event” means the occurrence of any of the following which, individually or in the aggregate, has resulted or could reasonably be expected to result, within a reasonable period of time, in liability of the Borrower in an aggregate amount in excess of the Threshold Amount: (a) a Reportable Event with respect to a Single Employer Plan or a Multiemployer Plan, (b) a complete or partial withdrawal by the Borrower, any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or the receipt by the Borrower, any of its Subsidiaries or any ERISA Affiliate of notice from a Multiemployer Plan that it is insolvent pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, (c) the distribution by the Borrower, any of its Subsidiaries or any ERISA Affiliate under Section 4041 or 4041A of ERISA of a notice of intent to terminate any Single Employer Plan or Multiemployer Plan or the taking of any action to terminate any Single Employer Plan or Multiemployer Plan if the plan assets are not

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sufficient to pay all plan liabilities, (d) the commencement of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Single Employer Plan, or the receipt by the Borrower, any of its Subsidiaries or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (e) the determination that any Single Employer Plan or Multiemployer Plan is considered an at-risk plan or plan in endangered or critical status within the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA; (f) the imposition upon the Borrower, any of its Subsidiaries or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of the Borrower, any of its Subsidiaries or any ERISA Affiliate as a result of any alleged failure to comply with the Code or ERISA in respect of any Single Employer Plan or Multiemployer Plan, or (g) the withdrawal of the Borrower, any of its Subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or a cessation of operations that is treated as such a withdrawal or the termination of a Multiple Employer Plan, where the Borrower, a Subsidiary or an ERISA Affiliate has liability under Section 4062 or 4063 of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurodollar Base Rate” means for any Interest Period as to any Eurodollar Loan, (a) the rate per annum determined by the Administrative Agent to be the offered rate which appears on the page of the Reuters Screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited (such page currently being the LIBOR01 page) (the “LIBO Rate”) for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time), two (2) Business Days prior to the commencement of such Interest Period, or (b) in the event the rate referenced in the preceding clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays the LIBO Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time) two (2) Business Days prior to the commencement of such Interest Period; provided that if LIBO Rates are quoted under either of the preceding clauses (a) or (b), but there is no such quotation for the Interest Period elected, the LIBO Rate shall be equal to the Interpolated Rate; provided further that if any such rate determined pursuant to this definition (including, without limitation, any Benchmark Replacement with respect thereto) is below zero, such rate shall be deemed to be zero for the purpose of this Credit Agreement. It is understood and agreed that all of the terms and conditions of this definition of “Eurodollar Base Rate” shall be subject to Section 3.10.

“Eurodollar Loan” means a Revolving Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.

“Eurodollar Rate” means, with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the Eurodollar Base Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Event of Default” has the meaning set forth in Section 9.1.

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time.

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“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.13(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.13(a) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date hereof, (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, and any applicable intergovernmental agreements entered into by the United States that implement the foregoing.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent; provided further, that if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Credit Agreement.

“Fee Letter” means the letter agreement dated as of the Closing Date, by and between the Borrower and the Administrative Agent.

“Financial Officer” means the chief financial officer, principal accounting officer or treasurer of the Borrower.

“Fiscal Quarter” means each of the calendar quarters ending as of the last day of each March, June, September and December.

“Fiscal Year” means the calendar year ending December 31.

“Floor” means the benchmark rate floor, if any, provided in this Credit Agreement initially (as of the execution of this Credit Agreement, the modification, amendment or renewal of this Credit Agreement or otherwise) with respect to USD LIBOR.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

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“Forward” has the meaning set forth in the definition of “Mandatory Security”.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) or that are promulgated by any Governmental Authority having appropriate jurisdiction.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning specified in Section 11.3(h).

“Hazardous Substances” means any substances or materials (a) that are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (b) that are defined by any Environmental Law as toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (c) the presence of which require investigation or response under any Environmental Law, (d) that constitute a nuisance, trespass or health or safety hazard to Persons or neighboring properties, (e) that consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (f) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas or synthetic gas.

“Hedging Agreements” means, collectively, interest rate protection agreements, equity index agreements, foreign currency exchange agreements, option agreements or other interest or exchange rate or commodity price hedging agreements (other than (i) a Mandatory Security (or any component thereof) or any security convertible or exchangeable into Capital Stock of the Borrower (or cash in lieu thereof) and (ii) forward contracts for the delivery of power or gas written by the Borrower to its jurisdictional and wholesale customers in the ordinary course of business).

“Indebtedness” means, with respect to any Person (without duplication), (a) all indebtedness and obligations of such Person for borrowed money or in respect of loans or advances of any kind, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all reimbursement obligations of such Person with respect to surety bonds, letters of credit and bankers’ acceptances (in each case, whether or not drawn or matured and in the stated amount thereof), (d) all obligations of such Person to pay the deferred purchase price of property or services, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (f) all obligations of such Person as lessee under leases that are or are required to be, in accordance with GAAP, recorded as capital leases, to the extent such obligations are required to be so recorded, (g) the net termination obligations of such Person under any Hedging Agreements, calculated as of any date as if such agreement or arrangement were terminated as of such date in accordance with the applicable rules under GAAP, (h) all Contingent Obligations of such Person, (i) all obligations and liabilities of such Person incurred in connection with any transaction or series of transactions providing for the financing of assets through one or more securitizations or in connection

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with, or pursuant to, any synthetic lease or similar off-balance sheet financing, (j) the aggregate amount of uncollected accounts receivable of such Person subject at the time of determination to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with GAAP), (k) all Equity Preferred Securities and (l) all indebtedness referred to in clauses (a) through (k) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person.

“Indemnified Liabilities” has the meaning set forth in Section 11.5(b).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Credit Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning set forth in Section 11.5(b).

“Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or any of its Subsidiaries, (c) the Borrower, any of its Subsidiaries or any of its Affiliates, or (d) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof.

“Interest Payment Date” means, (a) as to any Eurodollar Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan, the third Business Day after the end of each Fiscal Quarter and the Maturity Date.

“Interest Period” means, as to each Eurodollar Loan, the period commencing on the date such Eurodollar Loan is disbursed or converted to or continued as a Eurodollar Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Continuation/Conversion; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the Maturity Date.

“Interpolated Rate” means, in relation to the Eurodollar Base Rate, the rate which results from interpolating on a linear basis between:

(a) the applicable Eurodollar Base Rate for the longest period (for which that Eurodollar Base Rate is available) which is less than the Interest Period of that Eurodollar Loan; and

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(b) the applicable Eurodollar Base Rate for the shortest period (for which that Eurodollar Base Rate is available) which exceeds the Interest Period of that Eurodollar Loan, each as of approximately 11:00 a.m. (London, England time) two (2) Business Days prior to the commencement of such Interest Period of that Eurodollar Loan.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law, and a “Law” means any of the foregoing.

“Lender” means any of the Persons identified as a “Lender” on the signature pages hereto, and any Eligible Assignee which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Lien” means any mortgage, pledge, hypothecation, assignment, security interest, lien (statutory or otherwise), preference, priority, charge or other encumbrance of any nature, whether voluntary or involuntary, including, without limitation, the interest of any vendor or lessor under any conditional sale agreement, title retention agreement, capital lease or any other lease or arrangement having substantially the same effect as any of the foregoing.

“Loan” means the collective reference to the Revolving Loans, and “Loan” means any of such Loans.

“Mandatory Security” means a security that is a unit consisting of (a) a contract to purchase Capital Stock of the Borrower (whether expressed as a “purchase contract,” “forward contract” or otherwise) (the “Forward”) and (b) either (1) Indebtedness of the Borrower or a Subsidiary or (2) Preferred Stock of the Borrower (whether or not convertible into Capital Stock of the Borrower), where such Indebtedness or Preferred Stock is pledged by the holder of such unit to secure its obligations under the Forward.

“Margin Stock” has the meaning ascribed to such term in Regulation U.

“Material Adverse Change” means a material adverse change in the condition (financial or otherwise), operations, business, performance, properties or assets of the Borrower and its Subsidiaries, taken as a whole.

“Material Adverse Effect” means a material adverse effect upon (a) the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, (b) the ability of the Borrower to perform its obligations under this Credit

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Agreement or any of the other Credit Documents or (c) the legality, validity or enforceability of this Credit Agreement or any of the other Credit Documents or the rights and remedies of the Administrative Agent and the Lenders hereunder and thereunder, provided, however, that a Material Adverse Effect shall not include the effect of (i) a shutdown or closure of the San Juan Generating Station or the Four Corners Power Plant, provided that the Borrower remains in compliance with Section 7.2 of this Credit Agreement, (ii) a Merger Transaction pursuant to clause (i) of the definition thereof or (iii) the Specified Defaults.

“Material Credit Agreement” means any agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the Closing Date by the Borrower or any Subsidiary of the Borrower, or in respect of which the Borrower or any Subsidiary of the Borrower is an obligor or otherwise provides a guarantee or other credit support (a “Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $50,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of the Credit Facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts (subject to the aggregate limit in the preceding clause), then the largest Credit Facility shall be deemed to be a Material Credit Agreement, as such agreement or Credit Facility may be amended, modified, supplemented, restated, extended or refinanced from time to time.

“Maturity Date” means the earliest of (a) the consummation of the Merger Transactions, (b) the occurrence of a Prepayment Event and (c) October 19, 2021.

“Merger Transactions” means (i) the entering into of that certain Agreement and Plan of Merger, dated as of October 20, 2020 (together with the exhibits and disclosure schedules thereto, but without giving effect to any amendment, waiver or consent that is materially adverse to the interests of the Lenders in their respective capacities as such without the consent of the Administrative Agent, the “Merger Agreement”), among Avangrid, Inc. (“Parent”), NM Green Holdings, Inc. (“Merger Sub”) and the Borrower, pursuant to which Merger Sub will be merged with and into the Borrower, the Borrower will be the surviving entity in the merger and the Borrower will become a subsidiary of Parent, and (ii) the consummation of the transactions set forth in the Merger Agreement.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA to which the Borrower, any of its Subsidiaries or any ERISA Affiliate makes, is making or is accruing an obligation to make contributions or has made or been obligated to make contributions within the preceding seven (7) years.

“Multiple Employer Plan” means a Single Employer Plan to which the Borrower, any of its Subsidiaries or any ERISA Affiliate and at least one employer other than the Borrower, any of its Subsidiaries or any ERISA Affiliate are contributing sponsors.

“Non-Recourse Securitization Indebtedness” means, as of any date of determination, (a) all Indebtedness related to State Approved Securitizations up to a maximum amount of $500,000,000 at any one time and (b) all Indebtedness related to the TNMP Securitization up to a maximum amount of $150,000,000 at any one time; provided that, in each case, such Indebtedness is non-recourse to the Borrower, other than with respect to Standard Securitization Undertakings.

“Notes” means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and as evidenced in the form of Exhibit 2.1(e).

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“Notice of Borrowing” means a request by the Borrower for a Revolving Loan in the form of Exhibit 2.1(b).

“Notice of Continuation/Conversion” means a request by the Borrower to continue an existing Eurodollar Loan to a new Interest Period or to convert a Eurodollar Loan to a Base Rate Loan or a Base Rate Loan to a Eurodollar Loan, in the form of Exhibit 2.3.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of Treasury.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Credit Agreement or any other Credit Document.

“PBGC” means the Pension Benefit Guaranty Corporation and any successor thereto.

“Participant” has the meaning set forth in Section 11.3(d).

“PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated), or any Governmental Authority.

“PNMR Development” means PNMR Development and Management Corporation, a New Mexico corporation.

“Preferred Stock” means, with respect to any Person, all preferred Capital Stock issued by such Person in which the terms thereof do not require such Capital Stock to be redeemed for cash or to make mandatory sinking fund payments.

“Prepayment Event” means the receipt by the Borrower of a duly executed and enforceable waiver with respect to each Specified Default arising under the Sixth Amendment to and Restatement of Credit Agreement, dated as of July 30, 2018, among the Borrower, the lenders identified therein, Wells Fargo Bank, National Association, as administrative agent, MUFG Union Bank, N.A. as syndication agent and Citibank, N.A. and JPMorgan Chase Bank, N.A., as co-documentation agents, from each of the Required Lenders (as defined therein).

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent).

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“Pro Rata Share” means, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitment of such Lender at such time and the denominator of which is the amount of the Revolving Committed Amount at such time; provided that if the Commitment of each Lender to make Loans have been terminated pursuant to Section 9.2 or otherwise, then the Pro Rata Share of each Lender shall be determined based on such Lender’s percentage ownership of the sum of the aggregate amount of outstanding Loans. The initial Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 1.1(a) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Prohibited Transaction” means any transaction described in (a) Section 406 of ERISA that is not exempt by reason of Section 408 of ERISA or by reason of a Department of Labor prohibited transaction individual or class exemption or (b) Section 4975(c) of the Code that is not exempt by reason of Section 4975(c)(2) or 4975(d) of the Code.

“Property” means any right, title or interest in or to any property or asset of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“PSNM” means Public Service Company of New Mexico, a New Mexico corporation.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC Credit Support” has the meaning set forth in Section 11.23.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion.

“Register” has the meaning set forth in Section 11.3(c).

“Regulations T, U and X” means Regulations T, U and X, respectively, of the Federal Reserve Board, and any successor regulations.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Reportable Event” means (a) any “reportable event” within the meaning of Section 4043(c) of ERISA for which the notice under Section 4043(a) of ERISA has not been waived by the PBGC (including any failure to meet the minimum funding standard of, or timely make any required installment under, Section 412 of the Code or Section 302 of ERISA, regardless of the issuance of any waivers in accordance with Section 412(d) of the Code), (b) any such “reportable event” subject to advance notice to the PBGC under Section 4043(b)(3) of ERISA, (c) any application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code, and (d) a cessation of operations described in Section 4062(e) of ERISA.

“Required Lenders” means, at any time, Lenders whose aggregate Credit Exposure (as hereinafter defined) constitutes more than 50% of the Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders the aggregate principal amount of Credit Exposure of such Lender

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at such time. For purposes of the preceding sentence, the term “Credit Exposure” as applied to each Lender shall mean (a) at any time prior to the termination of the Commitments, the Pro Rata Share of such Lender of the Revolving Committed Amount multiplied by the Revolving Committed Amount and (b) at any time after the termination of the Commitments, the principal balance of the outstanding Loans of such Lender. Notwithstanding the foregoing, the Credit Exposure held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Requirement of Law” means, with respect to any Person, the organizational documents of such Person and any Law applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or otherwise pertaining to any or all of the transactions contemplated by this Credit Agreement and the other Credit Documents.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the president, the chief executive officer, the co-chief executive officer, the chief financial officer, any executive officer, vice president-finance, principal accounting officer or treasurer of the Borrower, and any other officer or similar official thereof responsible for the administration of the obligations of the Borrower in respect of this Credit Agreement and the other Credit Documents.

“Revolving Committed Amount” means THREE HUNDRED MILLION DOLLARS ($300,000,000) or such other amount, as it may be reduced from time to time in accordance with Section 2.1(d).

“Revolving Loans” has the meaning set forth in Section 2.1(a).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Sanctioned Country” means, at any time, a country, region or territory which is itself subject to or the target of comprehensive country-wide Sanctions (at the time of this Credit Agreement, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC, as published from time to time, (b) a Person named on the lists maintained by the United Nations Security Council, as published from time to time, (c) a Person named on the lists maintained by the European Union, as published from time to time, (d) a Person named on the lists maintained by Her Majesty’s Treasury, as published from time to time, or (e) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a Person resident in a Sanctioned Country, to the extent any Person described in clauses (i), (ii) or (iii) is the subject of a sanctions program administered by OFAC.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“SEC Reports” means (i) the Annual Report on form 10-K of the Borrower for the Fiscal Year ended December 31, 2019, and (ii) the Quarterly Reports on Form 10-Q of the Borrower for the Fiscal Quarters ended March 31, 2020 and June 30, 2020. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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“Securitization Equity” means, as of any date of determination, with respect to a Subsidiary of the Borrower formed for the purpose of entering into a State Approved Securitization or the TNMP Securitization, all of the equity of such Subsidiary, as determined in accordance with GAAP.

“Single Employer Plan” means any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) which is covered by Title IV of ERISA, but which is not a Multiemployer Plan and which the Borrower, any Subsidiary or any ERISA Affiliate has maintained, funded or administered for employees at any time within the preceding seven (7) years.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Solvent” means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, Contingent Obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, Contingent Obligations, of such Person and (e) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured.

“SPC” has the meaning set forth in Section 11.3(h).

“Specified Agreements” mean each of (a) that certain $300,000,000 Sixth Amendment to and Restatement of Credit Agreement, dated as of July 30, 2018, by and among the Borrower, the lenders from time to time parties thereto, and Wells Fargo Bank, N.A., as administrative agent, as amended by that certain Seventh Amendment dated as of December 19, 2018 and as otherwise amended or modified as of the date hereof, (b) that certain $50,000,000 Term Loan Agreement, dated as of December 21, 2018, by and among the Borrower, and Bank of America, N.A., as lender, as amended or otherwise modified as of the date hereof, (c) that certain $150,000,000 Term Loan Agreement, dated as of December 14, 2018, by and among the Borrower, the lenders from time to time parties thereto, and the Administrative Agent, as amended or otherwise modified as of the date hereof, (d) that certain Standby Letter of Credit Agreement (standard version), dated August 21, 2020, by and between the Borrower and Wells Fargo Bank, National Association, (e) that certain 364-Day Credit Agreement, dated as of February 26, 2018, by and among PNMR Development, as borrower, and Wells Fargo Bank, National Association, as lender, as amended by that certain First Amendment to 364-Day Credit Agreement dated as of July 30, 2018, that certain Second Amendment to 364-Day Credit Agreement dated as of February 22, 2019, that certain

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Third Amendment to 364-Day Credit Agreement dated as of July 22, 2019, and that certain Fourth Amendment to 364-Day Credit Agreement dated as of February 21, 2020, and as otherwise amended or modified as of the date hereof, (f) that certain $90,000,000 Term Loan Credit Agreement, dated as of November 26, 2018, by and among PNMR Development, as borrower, the lenders from time to time parties thereto, and KeyBank National Association, as administrative agent and as a lender, as amended or otherwise modified as of the date hereof and (g) that certain $75,000,000 Third Amended and Restated Credit Agreement, dated as of September 25, 2017, by and among Texas-New Mexico Company, as borrower, the lenders from time to time parties thereto, and KeyBank National Association, as administrative agent, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of April 19, 2019 and as otherwise amended or modified as of the date hereof.

“Specified Defaults” means any events of default and any defaults (after giving effect to any applicable grace period) in the observance or performance of any covenant under the Specified Agreements solely as a result of the occurrence of the Merger Transactions.

“Specified Indebtedness” means (a) any Indebtedness that is mandatorily redeemable at maturity for Capital Stock of the Borrower or (b) any Indebtedness that is a component of a Mandatory Security (it being understood that if such Indebtedness is no longer a component of a Mandatory Security, including following settlement of the related Forward, a remarketing of such Indebtedness, or substituting such Indebtedness with other collateral for the related Forward, then such Indebtedness shall not constitute Specified Indebtedness).

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or a Subsidiary thereof that are reasonably customary in non-recourse securitization transactions.

“State Approved Securitization” means a securitization financing entered into by PSNM pursuant to existing or future New Mexico statutory authority and regulatory approval by the New Mexico Public Regulation Commission (or any successor commission) (the “NMPRC”) authorizing the imposition on electric customers of a charge to permit the recovery over time of costs identified by a financing order issued by the NMPRC pursuant to statutory authority.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board). Such reserve percentages shall include those imposed pursuant to such Regulation D of the Federal Reserve Board. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D of the Federal Reserve Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subsidiary” means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries has more than a 50% equity interest at any time. Any reference to Subsidiary herein, unless otherwise identified, shall mean a Subsidiary, direct or indirect, of the Borrower. Any reference to a Subsidiary of the Borrower herein shall not include any Subsidiary that is inactive, has minimal or no assets and does not generate revenues.

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“Supported QFC” has the meaning set forth in Section 11.23.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Threshold Amount” means $20,000,000.

“TNMP” means Texas-New Mexico Power Company, a Texas corporation.

“TNMP Credit Agreement” means that certain Third Amended and Restated Credit Agreement, dated as of September 25, 2017, among TNMP, the lenders party thereto and KeyBank National Association, as administrative agent.

“TNMP First Mortgage Bonds” means those certain first mortgage bonds issued pursuant to the First Mortgage Indenture dated as of March 23, 2009, between TNMP and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.) (successor to The Bank of New York Mellon Trust Company, N.A.), as trustee thereunder, as it may be supplemented and amended from time to time.

“TNMP Securitization” means a securitization financing entered into by TNMP or a Subsidiary of TNMP relating to regulatory assets, stranded costs, transition property, all rights and property interests (contractual, statutory, regulatory or otherwise) to impose and collect transition charges, including all cash proceeds collected, and accounts receivable arising, therefrom and all rights and interests that may become transition property under the Texas Utilities Code.

“Total Assets” means all assets of the Borrower and its Subsidiaries as shown on its most recent quarterly consolidated balance sheet, as determined in accordance with GAAP.

“Type” means, with respect to a Revolving Loan, its character as a Base Rate Loan or a Eurodollar Loan.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

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“Unused Revolving Commitment” means, for any date of determination, the amount by which (a) the aggregate Revolving Committed Amount on such date exceeds (b) the sum of the aggregate principal amount of outstanding Revolving Loans on such date.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regimes” has the meaning set forth in Section 11.23.

“USD LIBOR” means the London interbank offered rate for U.S. dollars.

“VIE” has the meaning set forth in Section 1.3(c).

“Voting Stock” means the Capital Stock of a Person that is then outstanding and normally entitled to vote in the election of directors and other securities of such Person convertible into or exercisable for such Capital Stock (whether or not such securities are then currently convertible or exercisable).

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.2 Computation of Time Periods and Other Definitional Provisions.

For purposes of computation of periods of time hereunder, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” References in this Credit Agreement to “Articles”, “Sections”, “Schedules” or “Exhibits” shall be to Articles, Sections, Schedules or Exhibits of or to this Credit Agreement unless otherwise specifically provided. Any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof.

1.3 Accounting Terms/Calculation of Financial Covenant.

(a) Except as otherwise expressly provided herein, all accounting terms used herein or incorporated herein by reference shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. Notwithstanding anything to the contrary in this Credit Agreement, for purposes of calculation of the financial covenant set forth in Section 7.2, all accounting determinations and computations thereunder shall be made in accordance with GAAP as in effect as of the date of this Credit Agreement applied on a basis consistent with the application used in preparing the most recent financial statements of the Borrower referred to in Section 4.1(d). In the event that any changes in GAAP after such date are required to be applied to the Borrower and would affect the computation of the financial covenant contained in Section 7.2, such changes shall be followed only from and after the date this Credit Agreement shall have been amended to take into account any such changes.

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(b) Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein, (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and, except as specifically provided in the definitions of “Consolidated Capitalization” and “Consolidated Indebtedness”, such Indebtedness shall at all times be valued at the full stated principal amount thereof and (iii) in a manner such that any obligations relating to a lease that was accounted for by a Person as an operating lease as of the Closing Date and any similar lease entered into after the Closing Date by such Person shall be accounted for as obligations relating to an operating lease and not as a capital lease.

(c) All references herein to consolidated financial statements of the Borrower and its Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity (“VIE”) that the Borrower is required to consolidate pursuant to FASB Accounting Standards Codification Topic 810 – Consolidation – Variable Interest Entities as if such variable interest entity were a Subsidiary as defined herein; provided that the financial covenant in Section 7.2 shall be calculated without consolidation of any VIE to the extent the Borrower or its consolidated Subsidiaries have entered into power purchase agreements with such VIE to serve retail customers as a result of the shutdown or closure of the San Juan Generating Station or the Four Corners Power Plant.

1.4 Time.

All references to time herein shall be references to Eastern Standard Time or Eastern Daylight Time, as the case may be, unless specified otherwise.

1.5 Rounding of Financial Covenant.

Any financial ratios required to be maintained by the Borrower pursuant to this Credit Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.6 References to Agreements and Requirement of Laws.

Unless otherwise expressly provided herein: (a) references to organization documents, agreements (including the Credit Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Credit Document and (b) references to any Requirement of Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law.

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1.7 Rates.

The interest rate on Eurodollar Borrowings is determined by reference to the Eurodollar Base Rate, which is derived from LIBOR. Section 3.10 provides a mechanism for (a) determining an alternative rate of interest if LIBOR is no longer available or in the other circumstances set forth in Section 3.10 and (b) modifying this Credit Agreement to give effect to such alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to LIBOR or other rates in the definition of Eurodollar Base Rate or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 3.10, will have the same value as, or be economically equivalent to, the Eurodollar Base Rate.

SECTION 2

CREDIT FACILITY

2.1 Revolving Loans.

(a) Revolving Loan Commitment. Subject to the terms and conditions set forth herein, each Lender severally agrees to make revolving loans (each a “Revolving Loan” and collectively the “Revolving Loans”) in Dollars to the Borrower, at any time and from time to time, during the period from and including the Closing Date to but not including the Maturity Date (or such earlier date if the Commitments have been terminated as provided herein); provided, however, that after giving effect to any Borrowing (i) the sum of the aggregate principal amount of outstanding Revolving Loans shall not exceed the Revolving Committed Amount and (ii) with respect to each individual Lender, the sum of the aggregate principal amount of outstanding Revolving Loans of such Lender shall not exceed such Lender’s Commitment. Subject to the terms of this Credit Agreement (including Section 3.3), the Borrower may borrow, repay and reborrow Revolving Loans.

(b) Method of Borrowing for Revolving Loans. By no later than (i) 10:00 a.m. on the date of the requested Borrowing of Revolving Loans that will be Base Rate Loans and (ii) (A) if MUFG Bank, Ltd. is the sole Lender, 12:00 noon two Business Days prior to the date of the requested Borrowing of Revolving Loans that will be Eurodollar Loans and (B) if MUFG Bank, Ltd. is not the sole Lender, 12:00 noon three Business Days prior to the date of the requested Borrowing of Revolving Loans that will be Eurodollar Loans, the Borrower shall submit a written Notice of Borrowing in the form of Exhibit 2.1(b) to the Administrative Agent setting forth (A) the amount requested, (B) the date of the requested Borrowing, (C) the Type of Revolving Loan, (D) with respect to Revolving Loans that will be Eurodollar Loans, the Interest Period applicable thereto, and (E) certification that the Borrower has complied in all respects with Section 5. If the Borrower shall fail to specify (1) an Interest Period in the case of a Eurodollar Loan, then such Eurodollar Loan shall be deemed to have an Interest Period of one month or (2) the Type of Revolving Loan requested, then such Revolving Loan shall be deemed to be a Base Rate Loan. All Revolving Loans made on the Closing Date shall be Base Rate Loans. Thereafter, all or any portion of the Revolving Loans may be converted into Eurodollar Loans in accordance with the terms of Section 2.3.

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(c) Funding of Revolving Loans. Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly inform the Lenders as to the terms thereof. Each such Lender shall make its Pro Rata Share of the requested Revolving Loans available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Business Day specified in the applicable Notice of Borrowing. Upon satisfaction of the conditions set forth in Section 5, the amount of the requested Revolving Loans will then be made available to the Borrower by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower or such other means agreed to by the Administrative Agent and the Borrower.

(d) Reductions of Revolving Committed Amount. Upon at least three Business Days’ notice, the Borrower shall have the right to permanently terminate or reduce the aggregate unused amount of the Revolving Committed Amount at any time or from time to time; provided that (i) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 and in integral multiples of $1,000,000 above such amount and (ii) no reduction shall be made which would reduce the Revolving Committed Amount to an amount less than the sum of the aggregate principal amount of outstanding Loans. Any reduction in (or termination of) the Revolving Committed Amount shall be permanent and may not be reinstated.

(e) Revolving Notes. At the request of any Lender, the Revolving Loans made by such Lender shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Exhibit 2.1(e).

2.2 [Reserved].

2.3 Continuations and Conversions.

Subject to the terms below, the Borrower shall have the option, on any Business Day prior to the Maturity Date, to continue existing Eurodollar Loans in whole or in part for a subsequent Interest Period, to convert Base Rate Loans in whole or in part into Eurodollar Loans or to convert Eurodollar Loans in whole or in part into Base Rate Loans. By no later than 12:00 noon (a) two Business Days prior to the date of the requested conversion of a Eurodollar Loan to a Base Rate Loan and (b) three Business Days prior to the date of the requested continuation of a Eurodollar Loan or conversion of a Base Rate Loan to a Eurodollar Loan, the Borrower shall provide a written Notice of Continuation/Conversion in the form of Exhibit 2.3, setting forth whether the Borrower wishes to continue or convert such Revolving Loans. Notwithstanding anything herein to the contrary, (A) except as provided in Section 3.11, Eurodollar Loans may only be continued or converted into Base Rate Loans on the last day of the Interest Period applicable thereto, (B) Eurodollar Loans may not be continued nor may Base Rate Loans be converted into Eurodollar Loans during the existence and continuation of a Default or an Event of Default and (C) any request to continue a Eurodollar Loan that fails to comply with the terms hereof or any failure to request a continuation of a Eurodollar Loan at the end of an Interest Period shall be deemed a request to convert such Eurodollar Loan to a Base Rate Loan on the last day of the applicable Interest Period.

2.4 Minimum Amounts.

Each request for a borrowing, conversion or continuation shall be subject to the requirements that (a) each Eurodollar Loan shall be in a minimum amount of $3,000,000 and in integral multiples of $1,000,000 in excess thereof, (b) each Base Rate Loan shall be in a minimum amount of $1,000,000 and in integral multiples of $100,000 in excess thereof (or the remaining amount of outstanding Revolving Loans) and (c) no more than seven Eurodollar Loans shall be outstanding hereunder at any one time. For the purposes of this Section 2.4, separate Eurodollar Loans that begin and end on the same date, as well as Eurodollar Loans that begin and end on different dates, shall all be considered as separate Eurodollar Loans.

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2.5 [Reserved].

2.6 Evidence of Debt.

(a) The Revolving Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Revolving Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to its Borrower Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

SECTION 3

GENERAL PROVISIONS APPLICABLE

TO LOANS

3.1 Interest.

(a) Interest Rate. Subject to Section 3.1(b), (i) all Base Rate Loans shall accrue interest at the Adjusted Base Rate and (ii) all Eurodollar Loans shall accrue interest at the Adjusted Eurodollar Rate.

(b) Default Rate of Interest.

(i) After the occurrence, and during the continuation, of an Event of Default pursuant to Section 9.1(a), the principal of and, to the extent permitted by Law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents (including without limitation fees and expenses) shall bear interest, payable on demand, at the Default Rate.

(ii) After the occurrence, and during the continuation, of an Event of Default (other than an Event of Default pursuant to Section 9.1(a)), at the request of the Required Lenders, the principal of and, to the extent permitted by Law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents (including without limitation fees and expenses) shall bear interest, payable on demand, at the Default Rate.

(c) Interest Payments. Interest on Loans shall be due and payable in arrears on each Interest Payment Date.

3.2 Payments Generally.

(a) No Deductions; Place and Time of Payments. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in

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Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Notwithstanding the foregoing, if there exists a Defaulting Lender, each payment by the Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 3.16(b).

(b) Payment Dates. Subject to the definition of “Interest Period,” if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(c) Advances by Administrative Agent. Unless the Borrower or any Lender has notified the Administrative Agent, prior to the time any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

(i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the Federal Funds Rate from time to time in effect; and

(ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to such Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

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(d) Several Obligations. The obligations of the Lenders hereunder to make Revolving Loans are several and not joint. The failure of any Lender to make any Revolving Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Revolving Loan.

(e) Funding Offices. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

3.3 Prepayments.

(a) Voluntary Prepayments. The Borrower shall have the right to prepay the Revolving Loans in whole or in part from time to time without premium or penalty; provided, however, that (i) all prepayments under this Section 3.3(a) shall be subject to Section 3.14, (ii) Eurodollar Loans may only be prepaid on three Business Days’ prior written notice to the Administrative Agent, (iii) each such partial prepayment of Eurodollar Loans shall be in the minimum principal amount of $1,000,000 and integral multiples of $1,000,000, and (iv) each such partial prepayment of Base Rate Loans shall be in the minimum principal amount of $500,000 and integral multiples of $100,000 or, in the case of clauses (iii) and (iv), if less than such minimum amounts, the entire principal amount thereof then outstanding. Amounts prepaid pursuant to this Section 3.3(a) shall be applied as the Borrower may elect based on the Lenders’ Pro Rata Shares; provided, however, if the Borrower fails to specify, such prepayment shall be applied by the Administrative Agent, subject to Section 3.7, in such manner as it deems reasonably appropriate.

(b) Mandatory Prepayments. If at any time the sum of the aggregate principal amount of Revolving Loans outstanding exceeds the Revolving Committed Amount, the Borrower shall immediately make a principal payment on the Loans to the Administrative Agent in a manner, in an amount and in Dollars as is necessary to be in compliance with Section 2.1, and as directed by the Administrative Agent. All amounts required to be prepaid pursuant to this Section 3.3(b) shall be applied first to Base Rate Loan and second to Eurodollar Loans in direct order of Interest Period maturities. All prepayments pursuant to this Section 3.3(b) shall be subject to Section 3.14.

3.4 Fees.

(a) Commitment Fees. In consideration of the Revolving Committed Amount being made available by the Lenders hereunder, the Borrower agrees to pay to the Administrative Agent, for the pro rata benefit of each Lender (other than the Defaulting Lenders, if any) based on its Pro Rata Share, a per annum fee equal to the daily average sum of the Applicable Percentage for Commitment Fees for each day during the period of determination multiplied by the Unused Revolving Commitment for each such day (the “Commitment Fees”). The Commitment Fees shall commence to accrue on the Closing Date and shall be due and payable in arrears on the third Business Day after the end of each Fiscal Quarter (as well as on the Maturity Date and on any date that the Revolving Committed Amount is reduced) for the Fiscal Quarter (or portion thereof) then ending, beginning with the first of such dates to occur after the Closing Date.

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(b) Administrative Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent pursuant to the Fee Letter.

3.5 Payment in full at Maturity.

On the Maturity Date, the entire outstanding principal balance of all Loans, together with accrued but unpaid interest and all fees and other sums owing under the Credit Documents, shall be due and payable in full, unless accelerated sooner pursuant to Section 9.2; provided that if the Maturity Date is not a Business Day, then such principal, interest, fees and other sums shall be due and payable in full on the next preceding Business Day.

3.6 Computations of Interest and Fees.

(a) Calculation of Interest and Fees. Except for Base Rate Loans that are based upon the Prime Rate, in which case interest shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, all computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest shall accrue from and including the first date of Borrowing (or continuation or conversion) to but excluding the last day occurring in the period for which such interest is payable. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b) Usury. It is the intent of the Lenders and the Borrower to conform to and contract in strict compliance with applicable usury Law from time to time in effect. All agreements between the Lenders and the Borrower are hereby limited by the provisions of this subsection which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment or acceleration of the maturity of any Borrower Obligation), shall the interest taken, reserved, contracted for, charged, or received under this Credit Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable Law. If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this subsection and such documents shall be automatically reduced to the maximum nonusurious amount permitted under applicable Law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable Law and which would, apart from this provision, be in excess of the maximum nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans. The right to demand payment of the Loans or any other Indebtedness evidenced by any of the Credit Documents does not include the right to accelerate the payment of any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of the Loans does not exceed the maximum nonusurious amount permitted by applicable Law.

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3.7 Pro Rata Treatment.

Except to the extent otherwise provided herein, each Borrowing, each payment or prepayment of principal of any Loan, each payment of interest, each payment of fees (other than administrative fees paid to the Administrative Agent), each conversion or continuation of any Revolving Loans and each reduction in the Revolving Committed Amount, shall be allocated pro rata among the relevant Lenders in accordance with their Pro Rata Shares; provided that, if any Lender shall have failed to pay its Pro Rata Share of any Revolving Loan, then any amount to which such Lender would otherwise be entitled pursuant to this Section 3.7 shall instead be payable to the Administrative Agent until the share of such Revolving Loan not funded or purchased by such Lender has been repaid. In the event any principal, interest, fee or other amount paid to any Lender pursuant to this Credit Agreement or any other Credit Document is rescinded or must otherwise be returned by the Administrative Agent, (a) such principal, interest, fee or other amount that had been satisfied by such payment shall be revived, reinstated and continued in full force and effect as if such payment had not occurred and (b) such Lender shall, upon the request of the Administrative Agent, repay to the Administrative Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Administrative Agent until the date the Administrative Agent receives such repayment at a rate per annum equal to the Federal Funds Rate if repaid within two (2) Business Days after such request and thereafter the Base Rate.

3.8 Sharing of Payments.

The Lenders agree among themselves that, except to the extent otherwise provided herein, in the event that any Lender shall obtain payment in respect of any Revolving Loan or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker’s lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable Debtor Relief Law or other similar Law or otherwise, or by any other means, in excess of its Pro Rata Share of such payment as provided for in this Credit Agreement, such Lender shall promptly pay in cash or purchase from the other Lenders a participation in such Revolving Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their Pro Rata Shares. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker’s lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be returned, each Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise returned. The Borrower agrees that (a) any Lender so purchasing such a participation may, to the fullest extent permitted by Law, exercise all rights of payment, including setoff, banker’s lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Revolving Loan or other obligation in the amount of such participation and (b) the Borrower Obligations that have been satisfied by a payment that has been rescinded or otherwise returned shall be revived, reinstated and continued in full force and effect as if such payment had not occurred. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to any other Lender an amount payable by such Lender or the Administrative Agent to such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable Debtor Relief Law or other similar Law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.8 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.8 to share in the benefits of any recovery on such secured claim.

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Notwithstanding the foregoing, if there exists a Defaulting Lender, all amounts received by such Defaulting Lender hereunder shall be applied in accordance with Section 3.16(b).

3.9 Capital Adequacy.

If any Lender determines that any Change in Law has or would have the effect of reducing the rate of return on the capital or assets of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy, liquidity requirements and such Lender’s desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction; provided that such determination to charge such additional amounts to the Borrower shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with other similarly situated customers of the applicable Lender after consideration of such factors as such Lender then reasonably determines to be relevant.

3.10 Successor LIBOR Rate Index.

(a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Credit Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) or (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Credit Agreement or any other Credit Document and (y) if a Benchmark Replacement is determined in accordance with clause (c) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Credit Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement or any other Credit Document.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness

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of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.10, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Credit Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 3.10.

(d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurodollar Loan of, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

3.11 Illegality.

If any Lender determines that any Requirement of Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans the interest rate on which is determined by reference to the Eurodollar Rate, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of Dollars in the London interbank market, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Loans or Base Rate Loan as to which the interest rate is determined with reference to the Eurodollar Base Rate or to convert Base Rate Loans to Eurodollar Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand to the Borrower from such Lender (with a copy to the Administrative

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Agent), prepay or, if applicable, convert all Eurodollar Loans of such Lender to Base Rate Loans as to which the interest rate is not determined with reference to the Eurodollar Base Rate, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Loans. Upon any such prepayment or conversion, the Borrower shall also pay interest on the amount so prepaid or converted, together with any amounts due with respect thereto pursuant to Section 3.14.

3.12 Requirements of Law.

If the Administrative Agent or any Lender determines that as a result of any Change in Law, there shall be any increase in the cost to the Administrative Agent or such Lender of agreeing to make or making, funding, continuing, converting or maintaining Eurodollar Loans, or a reduction in the amount received or receivable by the Administrative Agent or such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.12 any such increased costs or reduction in amount resulting from (a) Indemnified Taxes or Other Taxes covered by Section 3.13 and the imposition of or change in the rate of any Excluded Taxes and (b) the Statutory Reserve Rate covered by the definition of Eurodollar Rate), then from time to time, upon demand of the Administrative Agent or such Lender (through the Administrative Agent), the Borrower shall pay to the Administrative Agent or such Lender such additional amounts as will compensate the Administrative Agent or such Lender for such increased cost or reduction in yield; provided that, such determination to charge such additional amounts to the Borrower shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with other similarly situated customers of the Administrative Agent or applicable Lender after consideration of such factors as the Administrative Agent or such Lender then reasonably determines to be relevant.

3.13 Taxes.

(a) Payments Free of Taxes. Except as required by applicable Law, any and all payments by or on account of any obligation of the Borrower hereunder or under any other Credit Document shall be made free and clear of and without reduction or withholding for any Taxes; provided that if the Borrower shall be required by applicable Law to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or the applicable Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of paragraph (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.

(c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by the Administrative Agent or such Lender or required to be withheld or deducted from a payment to the Administrative Agent or such Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Borrower shall not be obligated to indemnify the Administrative Agent or any Lender for any amount in respect of any such penalties, interest or reasonable expenses if written demand therefor was not made by the Administrative Agent or

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such Lender within 180 days from the date on which such party makes payment for such penalties, interest or expenses; provided further that the foregoing limitation shall not apply to any such penalties, interest or reasonable expenses arising out of the retroactive application of any such Indemnified Tax. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. In addition, the Borrower shall indemnify the Administrative Agent and each Lender, within ten (10) days after demand therefor, for any incremental Taxes that may become payable by such Administrative Agent or Lender (or its beneficial owners) as a result of any failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to such Administrative Agent, pursuant to clause (d) below, documentation evidencing the payment of Taxes.

(d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Status of Lenders.

(i) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Credit Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than the documentation described below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of the Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person.

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

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(B) any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(iii) duly completed copies of IRS Form W-8BEN or IRS Form W-8 BEN-E claiming eligibility for benefits of an income tax treaty to which the United States is a party;

(iv) duly completed copies of IRS Form W-8ECI;

(v) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (y) duly completed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(vi) any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower to determine the withholding or deduction required to be made.

(A) If a payment made to a Lender under any Credit Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Credit Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

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(f) Treatment of Certain Refunds. If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified pursuant to this Section (including additional amounts paid by the Borrower pursuant to this Section), it shall pay to the applicable indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the applicable indemnifying party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over pursuant to this Section (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Administrative Agent or any Lender be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the Administrative Agent or Lender in a less favorable net after-Tax position than the Administrative Agent or Lender would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

(g) Indemnification of the Administrative Agent. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.3(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (g).

(h) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations contained in this Section shall survive the resignation and/or replacement of the Administrative Agent, the replacement of a Lender and the satisfaction, discharge or payment in full of the Borrower Obligations and the termination of the Commitments.

3.14 Compensation.

Upon the written demand of any Lender, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Eurodollar Loan on a day other than the last day of the Interest Period for such Eurodollar Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

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(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Eurodollar Loan) to prepay, borrow, continue or convert any Eurodollar Loan on the date or in the amount previously requested by the Borrower.

The amount each such Lender shall be compensated pursuant to this Section 3.14 shall include, without limitation, (i) any loss incurred by such Lender in connection with the re-employment of funds prepaid, repaid, not borrowed or paid, as the case may be and (ii) any reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel) incurred and reasonably attributable thereto.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.14, each Lender shall be deemed to have funded each Eurodollar Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Loan was in fact so funded.

3.15 Determination and Survival of Provisions.

All determinations by the Administrative Agent or a Lender of amounts owing under Sections 3.9 through 3.14, inclusive, shall, absent manifest error, be conclusive and binding on the parties hereto and all amounts owing thereunder shall be due and payable within ten Business Days of demand therefor. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods. Section 3.9 through 3.14, inclusive, shall survive the termination of this Credit Agreement and the payment of all Borrower Obligations.

3.16 Defaulting Lenders.

Notwithstanding anything to the contrary contained in this Credit Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Credit Agreement shall be restricted as set forth in Section 11.6.

(b) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise, and including any amounts made available to the Administrative Agent for the account of such Defaulting Lender pursuant to Section 11.2), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Credit Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Credit Agreement; fourth, to the payment of any amounts owing to the Administrative Agent or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by the Administrative Agent or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction

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obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (i) such payment is a payment of the principal amount of any Revolving Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (ii) such Revolving Loans were made at a time when the conditions set forth in Section 5 were satisfied or waived, such payment shall be applied solely to pay the Revolving Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Revolving Loans of such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 3.16(b) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(c) Certain Fees. For any period during which such Lender is a Defaulting Lender, such Defaulting Lender shall not be entitled to receive any Commitment Fee pursuant to Section 3.4 (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender).

(d) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase that portion of outstanding Revolving Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares (without giving effect to Section 3.16(c)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

3.17 Mitigation Obligations.

If any Lender requests compensation under Section 3.9 or Section 3.12, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.13 or if any Lender gives a notice pursuant to Section 3.11, then, at the request of the Borrower, such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.9, Section 3.12 or Section 3.13, as the case may be, in the future or eliminate the need for the notice pursuant to Section 3.11, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

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SECTION 4

CONDITIONS PRECEDENT TO CLOSING

4.1 Closing Conditions.

The obligation of the Lenders to enter into this Credit Agreement and make Loans is subject to satisfaction of the following conditions:

(a) Executed Credit Documents. Receipt by the Administrative Agent of duly executed copies of: (i) this Credit Agreement, (ii) the Notes, and (iii) all other Credit Documents, each in form and substance reasonably acceptable to the Required Lenders in their sole discretion.

(b) Authority Documents. Receipt by the Administrative Agent of the following:

(i) Organizational Documents. Copies of the articles of incorporation of the Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its formation and copies of the bylaws of the Borrower certified by a secretary or assistant secretary (or the equivalent) of the Borrower to be true and correct as of the Closing Date.

(ii) Resolutions. Copies of resolutions of the board of directors of the Borrower approving and adopting this Credit Agreement and the other Credit Documents to which it is a party, the transactions contemplated herein and therein and authorizing execution and delivery hereof and thereof, certified by a secretary or assistant secretary (or the equivalent) of the Borrower to be true and correct and in full force and effect as of the Closing Date.

(iii) Good Standing. Copies of certificates of good standing, existence or its equivalent with respect to the Borrower certified as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its formation.

(iv) Incumbency. An incumbency certificate of the Borrower certified by a secretary or assistant secretary (or the equivalent) of the Borrower to be true and correct as of the Closing Date.

(c) Opinions of Counsel. Receipt by the Administrative Agent of opinions of counsel from counsel to the Borrower (which may include in-house counsel with respect to matters of New Mexico law), in form and substance acceptable to the Administrative Agent, addressed to the Administrative Agent and the Lenders and dated as of the Closing Date.

(d) Financial Statements. Receipt by the Administrative Agent of a copy of (i) the annual consolidated financial statements (including balance sheets, income statements and cash flow statements) of the Borrower and its Subsidiaries for Fiscal Years 2018 and 2019, audited by independent public accountants of recognized national standing, (ii) the consolidated balance sheet, income statement, and statement of cash flows of the Borrower and its Subsidiaries for each of the Fiscal Quarters ended March 31, 2020 and June 30, 2020, together with a year to date statement of cash flows and (iii) such other financial information regarding the Borrower as the Administrative Agent may reasonably request. The Administrative Agent acknowledges that the items described in clauses (i) and (ii) above have been posted on the Borrower’s website at the website address listed on Schedule 11.1 and are therefore deemed to have been received by the Administrative Agent.

(e) [Reserved]

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(f) Material Adverse Effect. Since December 31, 2019, except as disclosed in the SEC Reports, (i) there shall have been no development or event relating to or affecting the Borrower or any of its Subsidiaries that has had or could be reasonably expected to have a Material Adverse Effect, and (ii) no Material Adverse Change shall have occurred in the facts and information regarding the Borrower and its Subsidiaries as disclosed in the SEC Reports.

(g) Litigation. There shall not exist any material order, decree, judgment, ruling or injunction or any material pending or threatened action, suit, investigation or proceeding against the Borrower or any of its Subsidiaries except as disclosed in the SEC Reports.

(h) Consents. All necessary governmental, shareholder and third party consents and approvals, if any, with respect to this Credit Agreement and the Credit Documents and the transactions contemplated herein and therein have been received and no condition or Requirement of Law exists which would reasonably be likely to restrain, prevent or impose any material adverse conditions on the transactions contemplated hereby and by the other Credit Documents.

(i) Officer’s Certificates. Receipt by the Administrative Agent of a certificate or certificates executed by a Financial Officer or an Authorized Officer of the Borrower as of the Closing Date stating that (i) the Borrower and each of its Subsidiaries are in compliance in all material respects with all existing material financial obligations (other than Specified Defaults) and all material Requirements of Law, (ii) there does not exist any material order, decree, judgment, ruling or injunction or any material pending or threatened action, suit, investigation or proceeding against the Borrower or any of its Subsidiaries, except as disclosed in the SEC Reports, (iii) the financial statements and information delivered to the Administrative Agent on or before the Closing Date were prepared in good faith and in accordance with GAAP and (iv) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated herein or therein to occur on such date, (A) the Borrower is Solvent, (B) no Default or Event of Default exists, (C) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, (D) since December 31, 2019, except as disclosed in the SEC Reports, there has been no development or event relating to or affecting the Borrower or any of its Subsidiaries that has had or could be reasonably expected to have a Material Adverse Effect, and no Material Adverse Change has occurred in the facts and information regarding the Borrower and its Subsidiaries as disclosed in the SEC Reports and (E) the Borrower is in compliance with the financial covenant set forth in Section 7.2, as of June 30, 2020, as demonstrated in the Covenant Compliance Worksheet attached to such certificate.

(j) Account Designation Letter. Receipt by the Administrative Agent of an executed counterpart of the Account Designation Letter.

(k) PATRIOT Act. The Borrower shall have provided to the Administrative Agent and the Lenders the documentation and other information reasonably requested by the Administrative Agent in order to comply with requirements of the PATRIOT Act and the Beneficial Ownership Regulation.

(l) Fees and Expenses. Unless waived by the Person entitled thereto, payment by the Borrower of the fees required to be paid pursuant to the Fee Letter on the Closing Date and all attorneys’ fees and expenses owed by it to the Administrative Agent, the Arranger and the Lenders on or before the Closing Date.

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(m) Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender.

Without limiting the generality of the provisions of Section 10.4, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Credit Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

SECTION 5

CONDITIONS TO ALL EXTENSIONS OF CREDIT

5.1 Funding Requirements.

In addition to the conditions precedent set forth in Section 4.1 of this Credit Agreement, the Lenders shall not be obligated to make the Loans unless the following conditions are satisfied as of the date of each Borrowing:

(a) Notice. The Borrower shall have delivered a Notice of Borrowing, duly executed and completed, by the time specified in Section 2.1.

(b) Representations and Warranties. The representations and warranties made by the Borrower in any Credit Document (other than the representation and warranties in Section 6.7(a) (but only with respect to clause (a) of the definition of Material Adverse Effect) and Section 6.9 of the Credit Agreement) are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) at and as if made as of such date except to the extent they expressly and exclusively relate to an earlier date.

(c) No Default. No Default or Event of Default shall exist and be continuing either prior to or after giving effect to such Borrowing.

(d) Availability. Immediately after giving effect to such Borrowing (and the application of the proceeds thereof), (i) the aggregate principal amount of outstanding Revolving Loans shall not exceed the Revolving Committed Amount, and (ii) with respect to each individual Lender, the total outstanding principal amount of Revolving Loans of such Lender shall not exceed such Lender’s Pro Rata Share of the Revolving Committed Amount.

The delivery of each Notice of Borrowing shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (b), (c) and (d) above.

SECTION 6

REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into this Credit Agreement and to induce the Lenders to extend the credit contemplated hereby, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

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6.1 Organization and Good Standing.

Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified and in good standing as a foreign entity authorized to do business in every other jurisdiction where the failure to so qualify would have a Material Adverse Effect and (c) has the requisite power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted.

6.2 Due Authorization.

The Borrower (a) has the requisite corporate power and authority to execute, deliver and perform this Credit Agreement and the other Credit Documents and to incur the obligations herein and therein provided for and (b) has been authorized by all necessary action to execute, deliver and perform this Credit Agreement and the other Credit Documents.

6.3 No Conflicts.

Neither the execution and delivery of this Credit Agreement and the other Credit Documents, nor the consummation of the transactions contemplated herein and therein, nor performance of and compliance with the terms and provisions hereof and thereof by the Borrower will (a) violate or conflict with any provision of its organizational documents, (b) violate, contravene or conflict with any law, regulation (including without limitation, Regulation U and Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which would have or would be reasonably expected to have a Material Adverse Effect or (d) result in or require the creation of any Lien upon or with respect to its properties.

6.4 Consents.

No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance of this Credit Agreement or any of the other Credit Documents that has not been obtained or completed.

6.5 Enforceable Obligations.

This Credit Agreement and the other Credit Documents have been duly executed and delivered and constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as may be limited by Debtor Relief Laws or similar laws affecting creditors’ rights generally or by general equitable principles.

6.6 Financial Condition.

The financial statements delivered to the Lenders pursuant to Section 4.1(d) and pursuant to Sections 7.1(a) and 7.1(b): (i) have been prepared in accordance with GAAP except that the quarterly financial statements are subject to year-end adjustments and have fewer footnotes than annual statements and (ii) present fairly the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries as of such date and for such periods. No opinion provided with respect to the Borrower’s financial statements pursuant to Sections 4.1(d) or 7.1(a) (or as to any prior annual financial statements) has been withdrawn.

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6.7 No Material Change.

(a) Since December 31, 2019, except as disclosed in the SEC Reports, there has been no development or event relating to or affecting the Borrower or any of its Subsidiaries which would have or would reasonably be expected to have a Material Adverse Effect.

(b) Since December 31, 2019, except as disclosed in the SEC Reports, there has been no sale, transfer or other disposition by the Borrower or any of its Subsidiaries of any material part of its business or property, and no purchase or other acquisition by the Borrower or any of its Subsidiaries of any business or property (including the Capital Stock of any other Person) material in relation to the financial condition of the Borrower or any of its Subsidiaries, in each case which is not (i) reflected in the most recent financial statements delivered to the Lenders pursuant to Section 4.1(d) or 7.1 or in the notes thereto or (ii) otherwise permitted by the terms of this Credit Agreement and communicated to the Lenders.

6.8 No Default.

Neither the Borrower nor any of its Subsidiaries is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default would have or would reasonably be expected to have a Material Adverse Effect. No Default or Event of Default presently exists and is continuing.

6.9 Litigation.

Except as disclosed in the SEC Reports, there are no actions, suits, investigations or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which would have or would reasonably be expected to have a Material Adverse Effect.

6.10 Taxes.

Each of the Borrower and its Subsidiaries has filed, or caused to be filed, all material tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes shown to be due (including interest and penalties) and has paid all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owed by it, except for such taxes (i) the amount of which, individually or in the aggregate, is not material, or (ii) which are not yet delinquent or that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP.

6.11 Compliance with Law.

Each of the Borrower and its Subsidiaries is in compliance with all laws, rules, regulations, orders and decrees applicable to it or to its properties, unless such failure to comply would not have or would not reasonably be expected to have a Material Adverse Effect.

6.12 ERISA.

(a) Except as would not result or reasonably be expected to result in a Material Adverse Effect:

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(i) Each Single Employer Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws, regulations and published interpretations thereunder, except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Single Employer Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. No liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties assessed with respect to any Single Employer Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect;

(ii) No ERISA Event has occurred or is reasonably expected to occur;

(iii) No Prohibited Transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Single Employer Plan which has subjected or would be reasonably likely to subject the Borrower or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

(iv) No proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to the best of the knowledge of the Borrower after due inquiry, threatened concerning or involving (i) any employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Borrower or any ERISA Affiliate (a “Welfare Plan”), (ii) any Single Employer Plan or (iii) any Multiemployer Plan.

(v) Each Welfare Plan to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects with such sections.

(b) The Borrower represents and warrants as of the Closing Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments.

6.13 Use of Proceeds; Margin Stock.

The proceeds of the Borrowings hereunder will be used solely for the purposes specified in Section 7.9. None of such proceeds will be used (a)(i) for the purpose of purchasing or carrying any Margin Stock or (ii) for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry Margin Stock, or (iii) for any other purpose that might constitute this transaction a “purpose credit” within the meaning of Regulation U or (b) for the acquisition of another Person unless the board of directors (or other comparable governing body) or stockholders, as appropriate, of such Person has approved such acquisition.

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6.14 Government Regulation.

The Borrower is not an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or controlled by such a company.

6.15 Solvency.

The Borrower is and, after the consummation of the transactions contemplated by this Credit Agreement, will be Solvent.

6.16 Disclosure.

Neither this Credit Agreement nor any financial statements delivered to the Administrative Agent or the Lenders nor any other document, certificate or statement furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, taken as a whole, not misleading.

6.17 Environmental Matters.

Except as would not result or reasonably be expected to result in a Material Adverse Effect: (a) each of the properties of the Borrower and its Subsidiaries (the “Properties”) and all operations at the Properties are in substantial compliance with all applicable Environmental Laws, (b) there is no undocumented or unreported violation of any Environmental Law with respect to the Properties or the businesses operated by the Borrower and its Subsidiaries (the “Businesses”) that the Borrower is aware of, and (c) there are no conditions relating to the Businesses or Properties that have given rise to or would reasonably be expected to give rise to a liability under any applicable Environmental Laws or to any Environmental Claim.

6.18 [Reserved].

6.19 [Reserved].

6.20 Anti-Corruption Laws and Sanctions.

The Borrower has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Borrower, any Subsidiary and their respective directors, officers and employees with the Anti-Corruption Laws and applicable Sanctions. The Borrower, any Subsidiary and to the knowledge of the Borrower or such Subsidiary their respective officers, directors and employees, are in compliance with the Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any third party that will act in any capacity on behalf of or at the direction of the Borrower or any Subsidiary in connection with or will benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, use of proceeds or other transactions by the Borrower or any Subsidiary contemplated by this Credit Agreement will knowingly violate any Anti-Corruption Law or applicable Sanctions.

6.21 Affected Financial Institutions.

The Borrower is not an Affected Financial Institution.

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SECTION 7

AFFIRMATIVE COVENANTS

The Borrower covenants and agrees that, until the termination of the Commitments and the payment in full of all Borrower Obligations:

7.1 Information Covenants.

The Borrower will furnish, or cause to be furnished, to the Lenders:

(a) Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each Fiscal Year of the Borrower commencing with the 2020 Fiscal Year, a consolidated balance sheet and income statement of the Borrower and its Subsidiaries, as of the end of such Fiscal Year, together with the related consolidated statements of income and of cash flows for such Fiscal Year, setting forth in comparative form figures for the preceding Fiscal Year, all such financial information described above to be in reasonable form and detail and, in each case, audited by independent certified public accountants of recognized national standing reasonably acceptable to the Required Lenders and whose opinion shall be furnished to the Lenders, and shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any respect. To the extent that any VIEs have been consolidated with the Borrower in the preparation of the financial statements furnished pursuant to this Section 7.1(a) (as contemplated in Section 1.3(c)), the Borrower shall deliver to the Administrative Agent with such financial statements a reconciliation of such financial statements that excludes the impact of such consolidation.

(b) Quarterly Financial Statements. As soon as available, and in any event within 60 days after the close of each Fiscal Quarter of the Borrower commencing with the Fiscal Quarter ending September 30, 2020 (other than the fourth Fiscal Quarter), a consolidated balance sheet and income statement of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter, together with the related consolidated statement of income for such Fiscal Quarter and a year to date statement of cash flows, in each case setting forth in comparative form figures for the corresponding period of the preceding Fiscal Year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Required Lenders, and, in each case, accompanied by a certificate of a Financial Officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of such Person and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and except that the quarterly financial statements have fewer footnotes than annual statements. To the extent that any VIEs have been consolidated with the Borrower in the preparation of the financial statements furnished pursuant to this Section 7.1(b) (as contemplated in Section 1.3(c)), the Borrower shall deliver to the Administrative Agent with such financial statements a reconciliation of such financial statements that excludes the impact of such consolidation.

(c) Officer’s Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of a Financial Officer substantially in the form of Exhibit 7.1(c): (i) setting forth calculations demonstrating compliance by the Borrower with the financial covenant set forth in Section 7.2 as of the end of such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrower proposes to take with respect thereto.

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(d) Reports. Notice of the filing by the Borrower of any Form 10-Q, Form 10-K or Form 8-K with the SEC promptly upon the filing thereof and copies of all financial statements, proxy statements, notices and reports as the Borrower shall send to its shareholders concurrently with the mailing of any such statements, notices or reports to its shareholders.

(e) Notices. Upon the Borrower obtaining knowledge thereof, the Borrower will give written notice to the Administrative Agent within ten days of (i) the occurrence of a Default or Event of Default, specifying the nature and extent thereof and what action the Borrower proposes to take with respect thereto and (ii) the occurrence of any of the following with respect to the Borrower or any of its Subsidiaries (A) the pendency or commencement of any litigation, arbitration or governmental proceeding against the Borrower or any of its Subsidiaries which, if adversely determined, would have or would reasonably be expected to have a Material Adverse Effect, (B) one or more judgments, orders, or decrees shall be entered against the Borrower or any of its Subsidiaries involving a liability of $20,000,000 or more, in the aggregate or (C) the institution of any proceedings against the Borrower or any of its Subsidiaries with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation or alleged violation of, any federal, state or local law, rule or regulation (including, without limitation, any Environmental Law), the violation of which would have or would reasonably be expected to have a Material Adverse Effect.

(f) ERISA. Upon the Borrower or any ERISA Affiliate obtaining knowledge thereof, the Borrower will give written notice to the Administrative Agent promptly (and in any event within ten days) of any of the following which would result in or reasonably would be expected to result in a Material Adverse Effect: (i) any unfavorable determination letter from the IRS regarding the qualification of a Single Employer Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by the Borrower or any ERISA Affiliate of the PBGC’s intent to terminate any Single Employer Plan or to have a trustee appointed to administer any Single Employer Plan, (iii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower or any of its ERISA Affiliates, or of a determination that any Multiemployer Plan is insolvent (within the meaning of Title IV of ERISA); or (iv) the Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Single Employer Plan under a distress termination within the meaning of Section 4041(c) of ERISA. Promptly upon request, the Borrower shall furnish the Lenders with such additional information concerning any Single Employer Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each “plan year” (within the meaning of Section 3(39) of ERISA).

(g) Debt Ratings. Prompt notice of any change in its Debt Ratings.

(h) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of the Borrower as the Lenders may reasonably request.

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Documents required to be delivered pursuant to Section 7.1(a), 7.1(b) or 7.1(d) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 11.1; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (A) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Officer’s Certificate required by Section 7.1(c) to the Administrative Agent. Except for such Officer’s Certificate, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

7.2 Financial Covenant.

The ratio of (a) Consolidated Indebtedness to (b) Consolidated Capitalization shall be less than or equal to 0.70 to 1.0 as of the last day of any Fiscal Quarter.

7.3 Preservation of Existence and Franchises.

(a) The Borrower will do (and will cause each of its Subsidiaries to do) all things necessary to preserve and keep in full force and effect its existence and all material rights, franchises and authority.

(b) The Borrower will maintain (and will cause each of its Subsidiaries to maintain) its properties in working order and condition and not waste or otherwise permit such properties to deteriorate, reasonable wear and tear excepted; provided that this Section 7.3(b) shall not prevent the Borrower or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Borrower has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

7.4 Books and Records.

The Borrower will keep (and will cause each of its Subsidiaries to keep) complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

7.5 Compliance with Law.

(a) The Borrower will comply (and will cause each of its Subsidiaries to comply) with all laws (including, without limitation, all Environmental Laws and ERISA laws), rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its properties, if the failure to comply would have or would reasonably be expected to have a Material Adverse Effect.

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(b) Without limiting clause (a) above, the Borrower will, and will cause each of its Subsidiaries to, ensure that no person who owns a controlling interest in or otherwise controls the Borrower or any Subsidiary is or shall be a Sanctioned Person.

(c) The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with the Anti-Corruption Laws and applicable Sanctions.

(d) The Borrower shall, and shall cause each of its Subsidiaries to, provide such information and take such actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the PATRIOT Act and applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Beneficial Ownership Regulation.

7.6 Payment of Taxes and Other Indebtedness.

The Borrower will (and will cause each of its Subsidiaries to) pay, settle or discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) all of its other Indebtedness as it shall become due (to the extent such repayment is not otherwise prohibited by this Credit Agreement); provided, however, that the Borrower and its Subsidiaries shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) would give rise to an immediate right to foreclose or collect on a Lien securing such amounts or (ii) would have or would be reasonably expected to have a Material Adverse Effect.

7.7 Insurance.

The Borrower will (and will cause each of its Subsidiaries to) at all times maintain in full force and effect insurance (including worker’s compensation insurance and general liability insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

7.8 Performance of Obligations.

The Borrower will perform (and will cause each of its Subsidiaries to perform) in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound; provided that the Specified Defaults will not constitute such a failure to perform for purposes of this Section 7.8.

7.9 Use of Proceeds.

The proceeds of the Borrowings may be used solely (a) to refinance Indebtedness of the Borrower, (b) to pay fees and expenses required by the Credit Documents and (c) for general corporate purposes of the Borrower (including, but not limited to, working capital, commercial paper and capital expenditures). The Borrower will not request any Borrowing, and the Borrower shall not use, and shall use commercially-reasonable efforts to ensure that any Subsidiary and its or their respective directors, officers and employees shall not use, the proceeds of any Borrowing directly or, to the knowledge of the Borrower, indirectly (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of

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money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person in violation of applicable Sanctions, or in any Sanctioned Country in violation of applicable Sanctions.

7.10 Audits/Inspections.

Upon reasonable notice and during normal business hours and subject to the Borrower’s applicable safety protocols, the Borrower will permit representatives appointed by the Administrative Agent or the Lenders, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect the Borrower’s property, including its books and records, its accounts receivable and inventory, the Borrower’s facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or such Lender or its representatives to investigate and verify the accuracy of information provided to it and to discuss all such matters with the officers, employees and representatives of the Borrower; provided, that an officer or authorized agent of the Borrower shall be present during any such discussions between the officers, employees or representatives of the Borrower and the representatives of the Administrative Agent or any Lender.

7.11 Ownership of Certain Subsidiaries.

The Borrower shall at all times, (a) own and control 100% of the Voting Stock of PSNM and (b) own and control, directly or indirectly, 100% of the Voting Stock of TNMP.

SECTION 8

NEGATIVE COVENANTS

Unless otherwise approved in writing by the Required Lenders, the Borrower covenants and agrees that, until the termination of the Commitments and the payment in full of all Borrower Obligations:

8.1 Nature of Business.

The Borrower will not materially alter the character of its business from that conducted as of the Closing Date.

8.2 Consolidation and Merger.

The Borrower will not (a) merge with or into any other Person or consummate a Division as the Dividing Person or (b) consolidate, liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, so long as no Default or Event of Default shall exist or be caused thereby, a Person may be merged or consolidated with or into the Borrower so long as the Borrower shall be the continuing or surviving Person; provided that the Merger Transactions pursuant to clause (i) of the definition thereof will not constitute a violation of this Section 8.2.

8.3 Sale or Lease of Assets.

The Borrower will not (nor will it permit its Subsidiaries to) sell, lease, transfer or otherwise dispose of, any of its assets (including, without limitation, all or substantially all of its assets, whether in one transaction or a series of related transactions and whether effected pursuant to a Division or

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otherwise) except (a) sales or transfers of accounts receivable and related rights to payment in connection with a State Approved Securitization, sales or transfers of stranded costs and related rights to payment in connection with a TNMP Securitization and other sales and transfers of accounts receivable and related rights to payment so long as such other sales and transfers are non-recourse to the Borrower (other than with respect to Standard Securitization Undertakings) and are otherwise on commercially reasonable terms; (b) sales of assets (excluding those permitted in clause (a) hereof) for fair value, if the aggregate value of all such transactions in any calendar year, does not exceed 25% of the book value of Total Assets, as calculated as of the end of the most recent Fiscal Quarter; and (c) the sale, lease, transfer or other disposition, at less than fair value, of any other assets, provided that the aggregate book value of such assets shall not exceed $20,000,000 in any calendar year.

8.4 Affiliate Transactions.

The Borrower will not enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm’s-length transaction with a Person other than an Affiliate.

8.5 Liens.

The Borrower will not (nor will it permit its Subsidiaries to) contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, securing any Indebtedness other than the following: (a) Liens securing the Borrower Obligations, (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen’s, mechanics’, warehousemen’s, carrier’s, landlords’ and other nonconsensual statutory Liens which are not yet due and payable, which have been in existence less than 90 days or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (d) pledges or deposits made in the ordinary course of business to secure payment of worker’s compensation insurance, unemployment insurance, pensions or social security programs, (e) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money), (f) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds, (g) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes, (h) judgment Liens that would not constitute an Event of Default, (i) Liens arising by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution, (j) any Lien created or arising over any property which is acquired, constructed or created by the Borrower or its Subsidiaries, but only if (i) such Lien secures only principal amounts (not exceeding the cost of such acquisition, construction or creation) raised for the purposes of such acquisition, construction or creation, together with any costs, expenses, interest and fees incurred in relation thereto or a guarantee given in respect thereof, (ii) such Lien is created or arises on or before 180 days after the completion of such acquisition, construction or creation, (iii) such Lien is confined solely to the property so acquired, constructed or created and any improvements thereto and (iv) the aggregate principal amount of all Indebtedness secured by such Liens

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shall not exceed $50,000,000 at any one time outstanding, (k) any Lien on Margin Stock, (l) the assignment of, or Liens on, accounts receivable, stranded costs and related rights to payment in connection with (i) a State Approved Securitization, (ii) the TNMP Securitization and (iii) any other accounts receivable securitization so long as such other securitization is non-recourse to the Borrower (other than with respect to Standard Securitization Undertakings) and is otherwise on commercially reasonable terms, and the filing of related financing statements under the Uniform Commercial Code of the applicable jurisdictions, (m) the assignment of, or Liens on, demand, energy or wheeling revenues, or on capacity reservation or option fees, payable to the Borrower or any of its Subsidiaries with respect to any wholesale electric service or transmission agreements, the assignment of, or Liens on, revenues from energy services contracts, and the assignment of, or Liens on, capacity reservation or option fees payable to the Borrower or such Subsidiary with respect to asset sales permitted herein, (n) Liens on assets of TNMP to the extent such Liens are not prohibited by (i) the TNMP First Mortgage Bonds or the indenture pursuant to which the TNMP First Mortgage Bonds are issued, as the TNMP First Mortgage Bonds or such indenture may be amended, supplemented, refunded or replaced from time to time, or (ii) the TNMP Credit Agreement, as the TNMP Credit Agreement may be amended, restated or replaced from time to time, subject in each case to compliance with Section 7.2, (o) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens referred to in the foregoing clauses (a) through (n), for amounts not exceeding the principal amount of the Indebtedness secured by the Lien so extended, renewed or replaced, provided that such extension, renewal or replacement Lien is limited to all or a part of the same property or assets that were covered by the Lien extended, renewed or replaced (plus improvements on such property or assets), (p) Liens on Property that is subject to a lease that is classified as an operating lease as of the Closing Date but which is subsequently converted to a capital lease, (q) Liens securing obligations under Hedging Agreements entered into in the ordinary course of business and not for speculative purposes, (r) Liens granted by bankruptcy remote special purpose Subsidiaries to secure stranded cost securitization bonds, (s) Liens upon any property in favor of the lenders under any Material Credit Agreement securing Indebtedness thereunder; provided that (i) the Borrower Obligations shall concurrently be secured equally and ratably with (or prior to) such Indebtedness under such Material Credit Agreement so long as such other Indebtedness shall be secured and (ii) the Borrower, the lenders or any administrative agent under such Material Credit Agreement and the Administrative Agent, for the benefit of the Lenders, shall have entered into such security agreements, collateral trust and sharing agreements, intercreditor agreements and other documentation deemed necessary by the Administrative Agent in respect of such Lien on terms and conditions acceptable to the Administrative Agent (including, without limitation, with respect to the voting of claims and release or modification of any such Lien or all or any portion of the collateral thereunder), and (t) Liens on Property, in addition to those otherwise permitted by clauses (a) through (s) above, securing, directly or indirectly, Indebtedness or obligations arising pursuant to other agreements entered into in the ordinary course of business which do not exceed, in the aggregate at any one time outstanding, $50,000,000.

8.6 Accounting Changes.

The Borrower will not (nor will it permit any of its Subsidiaries to) make or permit, any change in accounting policies or reporting practices, except as required by GAAP, or as permitted by GAAP, if the amounts involved are not material.

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SECTION 9

EVENTS OF DEFAULT

9.1 Events of Default.

An Event of Default shall exist upon the occurrence of any of the following specified events (each an “Event of Default”):

(a) Payment. The Borrower shall: (i) default in the payment when due of any principal of any of the Loans; or (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any interest on the Loans or of any fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith.

(b) Representations. Any representation, warranty or statement made or deemed to be made by the Borrower herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made.

(c) Covenants. The Borrower shall:

(i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.1(e)(i), 7.2, 7.3(a) (solely with respect to the existence of the Borrower), 7.9, 7.10, 7.11 or 8.1 through 8.6 inclusive; or

(ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 9.1) contained in this Credit Agreement or any other Credit Document and such default shall continue unremedied for a period of at least 30 days after the earlier of an Authorized Officer of the Borrower becoming aware of such default or notice thereof given by the Administrative Agent.

(d) Credit Documents. Any Credit Document shall fail to be in force and effect or the Borrower shall so assert or any Credit Document shall fail to give the Administrative Agent or the Lenders the rights, powers, liens and privileges purported to be created thereby.

(e) Bankruptcy, etc. The occurrence of any of the following with respect to the Borrower or any of its Subsidiaries (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower or any of its Subsidiaries in an involuntary case under any applicable Debtor Relief Law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Borrower or any of its Subsidiaries or for any substantial part of their property or ordering the winding up or liquidation of its affairs; or (ii) an involuntary case under any applicable Debtor Relief Law now or hereafter in effect is commenced against the Borrower or any of its Subsidiaries and such petition remains unstayed and in effect for a period of 60 consecutive days; or (iii) the Borrower or any of its Subsidiaries shall commence a voluntary case under any applicable Debtor Relief Law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) the Borrower or any of its Subsidiaries admit in writing its inability to pay its debts generally as they become due or any action shall be taken by any Person in furtherance of any of the aforesaid purposes.

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(f) Defaults under Other Agreements.

(i) The Borrower or any of its Subsidiaries shall default in the due performance or observance (beyond the applicable grace period with respect thereto) of any material obligation or condition of any contract or lease to which it is a party, if such default would have or would reasonably be expected to have a Material Adverse Effect.

(ii) With respect to any Indebtedness of the Borrower or any of its Subsidiaries (other than Indebtedness outstanding under this Credit Agreement) in excess of $40,000,000 in the aggregate (A) the Borrower or such Subsidiary shall (x) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to such Indebtedness, or (y) default (after giving effect to any applicable grace period) in the observance or performance of any covenant or agreement relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist (other than a Specified Default), the effect of which default or other event or condition is to cause or permit the holder or the holders of such Indebtedness (or any trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required) such Indebtedness to become due prior to its stated maturity; or (B) such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment prior to the stated maturity thereof; or (C) such Indebtedness shall mature and remain unpaid.

(g) Judgments. Any judgment, order or decree involving a liability of $40,000,000 or more, or one or more judgments, orders, or decrees involving a liability of $80,000,000 or more, in the aggregate, shall be entered against the Borrower or any of its Subsidiaries and such judgments, orders or decrees shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (i) the last day on which such judgment, order or decree becomes final and unappealable and, where applicable, with the status of a judicial lien or (ii) 60 days; provided that if such judgment, order or decree provides for periodic payments over time then the Borrower or such Subsidiary shall have a grace period of 30 days with respect to each such periodic payment.

(h) ERISA. The occurrence of any of the following events or conditions (i) an ERISA Event or (ii) the Borrower or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Single Employer Plan or Sections 412 or 430 of the Code, the Borrower or any ERISA Affiliate is required to pay as contributions thereto and which are in excess of the Threshold Amount.

(i) Change of Control. There shall occur a Change of Control.

9.2 Acceleration; Remedies.

Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may or, upon the request and direction of the Required Lenders, shall take the following actions without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower, except as otherwise specifically provided for herein:

(a) Termination of Commitments. Declare the Commitments of each Lender terminated, whereupon the Commitments of each Lender shall forthwith terminate immediately.

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(b) Acceleration of Loans. Declare the unpaid principal of and any accrued interest in respect of all Loans and any and all other Borrower Obligations of any and every kind owing by the Borrower to the Administrative Agent or the Lenders under the Credit Documents to be due, whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

(c) Enforcement of Rights. To the extent permitted by Law enforce any and all rights and interests created and existing under applicable Law and under the Credit Documents, including, without limitation, all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(e) shall occur, then the Commitments shall automatically terminate and all Loans, all accrued interest in respect thereof, all accrued and unpaid fees and other Borrower Obligations owing to the Administrative Agent and the Lenders hereunder shall immediately become due and payable without the giving of any notice or other action by the Administrative Agent or the Lenders, which notice or other action is expressly waived by the Borrower.

Notwithstanding the fact that enforcement powers reside primarily with the Administrative Agent, each Lender has, to the extent permitted by Law, a separate right of payment and shall be considered a separate “creditor” holding a separate “claim” within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute.

9.3 Allocation of Payments After Event of Default.

Notwithstanding any other provisions of this Credit Agreement, after the occurrence and during the continuation of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of legal counsel) of the Administrative Agent or any of the Lenders in connection with enforcing the rights of the Administrative Agent and the Lenders under the Credit Documents, ratably among them in proportion to the amounts described in this clause “FIRST” payable to them;

SECOND, to payment of any fees owed to the Administrative Agent or any Lender, ratably among them in proportion to the amounts described in this clause “SECOND” payable to them;

THIRD, to the payment of all accrued interest payable to the Lenders hereunder, ratably among them in proportion to the amounts described in this clause “THIRD” payable to them;

FOURTH, to the payment of the outstanding principal amount of the Revolving Loans, ratably among them in proportion to the amounts described in this clause “FOURTH” payable to them;

FIFTH, to all other Borrower Obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses “FIRST” through “FOURTH” above, ratably among the holders of such Borrower Obligations in proportion to the amounts described in this clause “FIFTH” payable to them; and

SIXTH, the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

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SECTION 10

AGENCY PROVISIONS

10.1 Appointment and Authority.

Each of the Lenders hereby irrevocably appoints MUFG Bank, Ltd. to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” as used herein or in any other Credit Documents (or any similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

10.2 Rights as a Lender.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

10.3 Exculpatory Provisions.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or applicable law; and

(c) shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, its Subsidiaries or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

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The Administrative Agent shall not be liable for any action taken or not taken by it (a) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.6 and 9.2) or (b) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Credit Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Credit Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4, Section 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

10.4 Reliance by Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.5 Delegation of Duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons. The exculpatory provisions of this Section shall apply to any such sub-agent and to the Agent-Related Persons of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

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10.6 Resignation of Administrative Agent.

The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Credit Documents, the provisions of this Section and Section 11.5 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Agent-Related Persons in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

10.7 Non-Reliance on Administrative Agent and Other Lenders.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Agent-Related Persons and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Agent-Related Persons and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Credit Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder and in deciding whether or the extent to which it will continue as a Lender or assign or otherwise transfer its rights, interests and obligations hereunder.

None of the Lenders, if any, identified in this Credit Agreement as a Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Credit Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender.

10.8 No Other Duties, Etc.

Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers or agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Credit Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.

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10.9 Administrative Agent May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Borrower Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 11.5) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 11.5.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Borrower Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

The Administrative Agent shall have the exclusive right on behalf of the Lenders to enforce the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of this Credit Agreement.

10.10 Status of Lenders.

The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender.

10.11 ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other party hereto, that at least one of the following is and will be true:

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(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Credit Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Credit Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Credit Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Credit Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Credit Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (i) clause (i) of Section 10.11(a) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) of Section 10.11(a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Credit Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Credit Agreement, any Credit Document or any documents related hereto or thereto).

SECTION 11

MISCELLANEOUS

11.1 Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

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(i) if to the Borrower or the Administrative Agent, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.1; and

(ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Electronic Systems to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by using Electronic Systems pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) Borrower Materials/The Platform. The Borrower hereby acknowledges that (i) the Administrative Agent and/or the Arranger will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on SyndTrak or another similar electronic system (the “Platform”). THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Agent-Related Persons

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(collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Agent-Related Persons of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

11.2 Right of Set-Off.

In addition to any rights now or hereafter granted under applicable Law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and the commencement of remedies described in Section 9.2, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation, branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of the Borrower against obligations and liabilities of the Borrower to the Lenders hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether the Administrative Agent or the Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Borrower hereby agrees that any Person purchasing a participation in the Revolving Loans and Commitments hereunder pursuant to Sections 3.8 or 11.3(d) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

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11.3 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section, or (iv) to an SPC in accordance with the provisions of subsection (h) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Agent-Related Persons of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitments and its Loans (at the time owing to it)); provided that:

(i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitments or principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Commitments and Loans assigned;

(iii) no consent shall be required for any assignment to an Eligible Assignee except to the extent required by paragraph (b)(i) of this Section and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that the

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Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth (5th) Business Day; and

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment (provided, that only one such fee will be payable in connection with simultaneous assignments to two or more Approved Funds by a Lender), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Ineligible Institutions. No such assignment shall be made to any Ineligible Institution.

(vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Credit Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.9, 3.12, 3.13, 3.14, and 11.5(b) with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

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Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Credit Documents is pending, any Lender may request and receive from the Administrative Agent a copy of the Register.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than an Ineligible Institution) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Commitments and Loans owing to it); provided that (i) such Lender’s obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Commitments and Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any loans or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Credit Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.6 that affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.9, 3.12, 3.13, and 3.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 3.7 as though it were a Lender, provided such Participant agrees to be subject to Section 3.8 as though it were a Lender.

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(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.9, 3.12, 3.13, or 3.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.13 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.13(e) as though it were a Lender.

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central banking authority; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include Electronic Signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h) Special Purpose Funding Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Credit Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Credit Agreement (including its obligations under Section 3.9, 3.12, 3.12 and 3.14), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Credit Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Credit Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Credit Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (A) with

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notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee in the amount of $2,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (B) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or guarantee or credit or liquidity enhancement to such SPC.

11.4 No Waiver; Remedies Cumulative.

No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

11.5 Attorney Costs, Expenses, Taxes and Indemnification by Borrower.

(a) The Borrower agrees (i) to pay or reimburse the Administrative Agent and the Arranger for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Credit Agreement and the other Credit Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all reasonable fees and expenses of legal counsel, and (ii) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Credit Agreement or the other Credit Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Borrower Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all reasonable fees and expenses of legal counsel. The foregoing costs and expenses shall include all search, filing, recording, and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the Arranger and the cost of independent public accountants and other outside experts retained by the Administrative Agent, the Arranger or any Lender. Other than costs and expenses payable in connection with the closing of the transactions contemplated by this Credit Agreement pursuant to this Section 11.5(a) (which shall be payable on the Closing Date unless otherwise agreed by the Administrative Agent and the Arranger), all amounts due under this Section 11.5 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the termination of the Commitments and repayment of all other Borrower Obligations.

(b) Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, advisors and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including the reasonable fees and expenses of legal counsel) of any

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kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Credit Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment, Loan or the use or proposed use of the proceeds therefrom, or (iii) any actual or alleged presence or release of Hazardous Substances on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary of the Borrower, or any Environmental Claim related in any way to the Borrower or any Subsidiary of the Borrower, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding), whether brought by a third party or by the Borrower or any Subsidiary, and regardless of whether any Indemnitee is a party thereto or (v) any penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof, by the Administrative Agent or any Lender as a result of conduct of the Borrower that violates a sanction enforced by OFAC (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through SyndTrak or other similar information transmission systems in connection with this Credit Agreement, nor shall any Indemnitee have any liability for any special, punitive, indirect or consequential damages relating to this Credit Agreement or any other Credit Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date).

(c) To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Agent-Related Person of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Agent-Related Person, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Agent-Related Person of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 3.2(d).

All amounts due under this Section 11.5 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Borrower Obligations.

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11.6 Amendments, Etc.

No amendment or waiver of any provision of this Credit Agreement or any other Credit Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 4.1 without the written consent of each Lender;

(b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.2) without the written consent of such Lender;

(c) postpone any date fixed by this Credit Agreement or any other Credit Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Revolving Committed Amount hereunder or under any other Credit Document without the written consent of each Lender directly affected thereby;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan or (subject to clause (v) of the second proviso to this Section 11.6) any fees or other amounts payable hereunder or under any other Credit Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation to pay interest at the Default Rate;

(e) change Section 3.8 or Section 9.3 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender; or

(g) release the Borrower from its obligations, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under (or in respect of) the Credit Documents without the written consent of each Lender;

and, provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Credit Agreement or any other Credit Document; (ii) Section 11.3(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (iii) a Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

11.7 Counterparts.

This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Credit Agreement or in

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any other certificate, agreement or document related to this Credit Agreement or the other Credit Documents shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

11.8 Headings.

The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

11.9 Survival of Indemnification and Representations and Warranties.

(a) Survival of Indemnification. All indemnities set forth herein shall survive the execution and delivery of this Credit Agreement, the making of any Revolving Loan and the repayment of the Loans and other Borrower Obligations and the termination of the Commitments hereunder.

(b) Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Borrower Obligation hereunder shall remain unpaid or unsatisfied.

11.10 Governing Law; Venue; Service.

(a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York and appellate courts thereof, and, by execution and delivery of this Credit Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of such courts.

(b) The Borrower irrevocably consents to the service of process in any action or proceeding with respect to this Credit Agreement or any other Credit Document by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1, such service to become effective ten days after such mailing. Nothing herein shall affect the right of a Lender to serve process in any other manner permitted by Law.

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11.11 Waiver of Jury Trial; Waiver of Consequential Damages.

EACH OF THE PARTIES TO THIS CREDIT AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. Each of the parties to this Credit Agreement agrees not to assert any claim against any other party hereto, Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein and in the other Credit Documents; provided that nothing contained in this Section 11.11 shall limit the Borrower’s indemnification and reimbursement obligations set forth in Section 11.5.

11.12 Severability.

If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

11.13 Further Assurances.

The Borrower agrees, upon the request of the Administrative Agent, to promptly take such actions, as reasonably requested, as is necessary to carry out the intent of this Credit Agreement and the other Credit Documents.

11.14 Confidentiality.

Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by, or required to be disclosed to, any rating agency or regulatory authority purporting to have jurisdiction over it or an Affiliate (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Credit Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Credit Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein, (h) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

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For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN THE IMMEDIATELY PRECEDING PARAGRAPH FURNISHED TO IT PURSUANT TO THIS CREDIT AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS CREDIT AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

11.15 Entirety.

This Credit Agreement together with the other Credit Documents and the Fee Letter represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

11.16 Binding Effect; Continuing Agreement.

(a) This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 4.1 have been satisfied or waived by the Lenders and it shall have been executed by the Borrower and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns.

(b) This Credit Agreement shall be a continuing agreement and shall remain in full force and effect until all Loans, interest, fees and other Borrower Obligations have been paid in full and all Commitments have been terminated. Upon termination, the Borrower shall have no further obligations (other than the indemnification provisions and other provisions that by their terms survive) under the Credit Documents; provided that should any payment, in whole or in

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part, of the Borrower Obligations be rescinded or otherwise required to be restored or returned by the Administrative Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Credit Documents shall automatically be reinstated and all amounts required to be restored or returned and all costs and expenses incurred by the Administrative Agent or any Lender in connection therewith shall be deemed included as part of the Borrower Obligations.

11.17 Regulatory Statement.

Pursuant to the terms of an order issued by the New Mexico Public Regulation Commission and a stipulation that has been approved by the New Mexico Public Regulation Commission, the Borrower is required to include the following separateness covenants in any debt instrument:

The Borrower and PSNM are being operated as separate corporate and legal entities. In agreeing to make loans to the Borrower, the Borrower’s lenders are relying solely on the creditworthiness of the Borrower based on the assets owned by the Borrower, and the repayment of the loan will be made solely from the assets of the Borrower and not from any assets of PSNM; and the Borrower’s lenders will not take any steps for the purpose of procuring the appointment of an administrative receiver or the making of an administrative order for instituting any bankruptcy, reorganization, insolvency, wind up or liquidation or any like proceeding under applicable Law in respect of PSNM.

11.18 USA Patriot Act Notice.

The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the PATRIOT Act.

11.19 Acknowledgment.

Section 7 and Section 8 of this Credit Agreement contain affirmative and negative covenants applicable to the Borrower. Each of the parties to this Credit Agreement acknowledges and agrees that any such covenants that require the Borrower to cause any of its Subsidiaries to take or to refrain from taking specified actions will be enforceable unless prohibited by applicable Law or regulatory requirement.

11.20 Replacement of Lenders.

If (a) any Lender requests compensation under Section 3.12, (b) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.13, (c) a Lender (a “Non-Consenting Lender”) does not consent to a proposed change, waiver, discharge or termination with respect to any Credit Document that has been approved by the Required Lenders as provided in Section 11.6 but requires unanimous consent of all Lenders or all Lenders directly affected thereby (as applicable) or (d) any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.3), all of its interests, rights and obligations under this Credit Agreement and the related Credit Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

75

(i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 11.3(b);

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 3.14) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 3.12 or payments required to be made pursuant to Section 3.13, such assignment will result in a reduction in such compensation or payments thereafter;

(iv) such assignment does not conflict with applicable Laws; and

(v) in the case of any such assignment resulting from a Non-Consenting Lender’s failure to consent to a proposed change, waiver, discharge or termination with respect to any Credit Document, the applicable replacement bank, financial institution or Fund consents to the proposed change, waiver, discharge or termination; provided that the failure by such Non-Consenting Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such Non-Consenting Lender and the mandatory assignment of such Non-Consenting Lender’s Commitments and outstanding Loans pursuant to this Section shall nevertheless be effective without the execution by such Non-Consenting Lender of an Assignment and Assumption.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

11.21 No Advisory or Fiduciary Responsibility.

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Credit Agreement provided by the Administrative Agent, the Arranger and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents; (ii) (A) each of the Administrative Agent, the Arranger and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, the Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; and (iii) each of the Administrative Agent, the Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, the Arranger or the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the

76

fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against each of the Administrative Agent, the Arranger and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

11.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Credit Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

11.23 Acknowledgement Regarding Any Supported QFCs. .

To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States

77

or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 11.23, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

78

Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	PNM RESOURCES, INC., a New Mexico corporation

	By:	/s/ Michael P. Mertz
Name: Michael P. Mertz
Title: Vice President and Treasurer

LENDERS:	MUFG BANK, LTD., individually in its capacity as a Lender and in its capacity as Administrative Agent

	By:	/s/ Jeffrey P. Fesenmaier
Name: Jeffrey P. Fesenmaier
Title: Managing Director

SCHEDULE 1.1(a)

PRO RATA SHARES

Lender	Revolving Committed Amount	Pro Rata Share of Revolving Committed Amount
MUFG Bank, Ltd.	$300,000,000.00	100%
TOTALS	$300,000,000.00	100%

SCHEDULE 11.1

NOTICES

Borrower:

PNM Resources, Inc.

414 Silver Ave. SW, MS0905

Albuquerque, New Mexico 87102-3289

Attention: Michael P. Mertz, Vice President and Treasurer

Telephone No.: (505) 241-0676

Fax No.: (505) 241-4314

E-mail: cashdesk@pnmresources.com

Address for notices as Administrative Agent:

MUFG Bank, Ltd.

1221 Avenue of the Americas

6th Floor

New York, NY 10020-1001

Attention: Scott Raymond

Telecopy No.: (212) 405-6609

E-mail: Scott.Raymond@mufgsecurities.com

Address for notices as Credit Contact:

MUFG Bank, Ltd.

Corporate Banking Credit – Power and Utilities

445 So Figueroa Street

15th Floor

Los Angeles, CA 90071

Attention: Kevin Sillona

Telephone No.: (213) 236-6020

E-mail: KSillona@us.mufg.jp

EXHIBIT 2.1(b)

FORM OF

NOTICE OF REVOLVING BORROWING

TO:	MUFG BANK, LTD., as Administrative Agent

RE:

Credit Agreement dated as of October 20, 2020 among PNM Resources, Inc. (the “Borrower”), the Lenders identified therein and MUFG Bank, Ltd., as administrative agent (the “Administrative Agent”) (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”).

DATE:	_____________, 20__

1.

This Notice of Revolving Borrowing is made pursuant to the terms of the Credit Agreement. All capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Credit Agreement.

2.	Please be advised that the Borrower is requesting Revolving Loans on the terms set forth below:

(a)	Principal amount of requested Revolving Loans $

(b)	Date of requested Revolving Loans (the “Borrowing Date”)

(c)	Interest rate applicable to the requested Revolving Loans:

(i) ________ Adjusted Base Rate

(ii) ________ Adjusted Eurodollar Rate for an Interest Period of:

________ one month
________ two months
________ three months
________ six months

3.	The undersigned hereby certifies that the following statements will be true on the Borrowing Date:

(a)

The representations and warranties made by the undersigned in any Credit Document (other than the representation and warranties in Section 6.7(a) (but only with respect to clause (a) of the definition of Material Adverse Effect) and Section 6.9 of the Credit Agreement) are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) at and as if made on the Borrowing Date except to the extent they expressly and exclusively relate to an earlier date.

1

(b)	No Default or Event of Default exists or shall be continuing either prior to or after giving effect to the Revolving Loans made pursuant to this Notice of Borrowing.

(c)

Subsequent to the funding of the requested Revolving Loans, the aggregate principal amount of outstanding Revolving Loans will be $________________, which is less than or equal to the Revolving Committed Amount.

4.

The undersigned hereby acknowledges and agrees that the Borrower shall indemnify each Lender in accordance with Section 3.14 against any loss, cost or expense incurred by such Lender as a result of any failure by the Borrower to borrow the Loan requested by the Borrower in this Notice of Borrowing on the Borrowing Date.

PNM RESOURCES, INC., a New Mexico corporation

By:
Name:
Title:

2

EXHIBIT 2.1(e)

FORM OF REVOLVING NOTE

Lender: ______________	_____________, 20__

FOR VALUE RECEIVED, PNM RESOURCES, INC., a New Mexico corporation (the “Borrower”), hereby promises to pay to the order of the Lender referenced above (the “Lender”), at the Administrative Agent’s Office set forth in that certain Credit Agreement dated as of October 20, 2020 (as amended, modified, extended or restated from time to time, the “Credit Agreement”) among the Borrower, the Lenders party thereto (including the Lender) and MUFG Bank, Ltd., as Administrative Agent (the “Administrative Agent”) (or at such other place or places as the holder of this Note may designate), the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrower under the Credit Agreement, in lawful money and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement (but, in any event, no later than the Maturity Date), and to pay interest on the unpaid principal amount of each Revolving Loan made by the Lender, at such office, in like money and funds, for the period commencing on the date of each Revolving Loan until each Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement and evidences Revolving Loans made by the Lender to the Borrower thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement and the terms and conditions of the Credit Agreement are expressly incorporated herein and made a part hereof.

The Credit Agreement provides for the acceleration of the maturity of the Revolving Loans evidenced by this Note upon the occurrence of certain events (and for payment of collection costs in connection therewith) and for prepayments of Revolving Loans upon the terms and conditions specified therein. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorney fees.

The date, amount, type, interest rate and duration of Interest Period (if applicable) of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or under this Note in respect of the Revolving Loans to be evidenced by this Note, and each such recordation or endorsement shall be prima facie evidence of such information, absent manifest error.

Except as permitted by Section 11.3(b) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature page follows]

IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be executed as of the date first above written.

PNM RESOURCES, INC., a New Mexico corporation

By:
Name:
Title:

EXHIBIT 2.3

FORM OF

NOTICE OF CONTINUATION/CONVERSION

TO:	MUFG BANK, LTD., as Administrative Agent

RE:

Credit Agreement dated as of October 20, 2020 among PNM Resources, Inc. (the “Borrower”), the Lenders identified therein and MUFG Bank, Ltd., as administrative agent (the “Administrative Agent”) (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”).

DATE:	_____________, 20__

1.

This Notice of Continuation/Conversion is made pursuant to the terms of the Credit Agreement. All capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Credit Agreement.

2.

Please be advised that the Borrower is requesting that a portion of the current outstanding Revolving Loans in the amount of $                , currently accruing interest at                 , be extended or converted as of             , 20__ at the interest rate option set forth in paragraph 3 below.

3.	The interest rate option applicable to the extension or conversion of all or part of the existing Revolving Loans referenced above shall be:

a.	________ the Adjusted Base Rate

b.	________ the Adjusted Eurodollar Rate for an Interest Period of:

________ one month
________ two months
________ three months
________ six months

4.	As of the date hereof, no Default or Event of Default has occurred and is continuing.

[signature page follows]

PNM RESOURCES, INC., a New Mexico corporation

By:
Name:
Title:

EXHIBIT 4.1(j)

FORM OF

ACCOUNT DESIGNATION LETTER

[Date]

MUFG Bank, Ltd.

[address]

Attention: [    ]

Ladies and Gentlemen:

This Account Designation Letter is delivered to you by PNM RESOURCES, INC. (the “Borrower”), a New Mexico corporation, under Section 4.1(j) of the Credit Agreement, dated as of October 20, 2020 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto, and MUFG Bank, Ltd., as administrative agent (the “Administrative Agent”).

The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account, unless the Borrower shall designate, in writing to the Administrative Agent, one or more other accounts:

A/C# ______

ABA _______

Reference:

Notwithstanding the foregoing, on the effective date of the Credit Agreement, funds borrowed under the Credit Agreement shall be sent to the institutions and/or persons designated on the attached payment instructions.

IN WITNESS WHEREOF, the undersigned has executed this Account Designation Letter this [__] day of [__], 20__.

PNM RESOURCES, INC., a New Mexico corporation

By:
Name:
Title:

EXHIBIT 7.1(c)

FORM OF

COMPLIANCE CERTIFICATE

TO:	MUFG Bank, Ltd., as Administrative Agent

RE:

Credit Agreement dated as of October 20, 2020 among PNM Resources, Inc. (the “Borrower”), the Lenders identified therein and MUFG Bank, Ltd., as administrative agent (the “Administrative Agent”) (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”).

DATE:	_____________, 20__

Pursuant to the terms of the Credit Agreement, I, ______________, [Title of Financial Officer] of PNM Resources, Inc., hereby certify on behalf of the Borrower that, as of the [Fiscal Quarter][Fiscal Year] ending ________, 20__, the statements below are accurate and complete in all respects (all capitalized terms used below shall have the meanings set forth in the Credit Agreement):

a. Attached hereto as Schedule 1 are calculations (calculated as of the date of the annual financial statements delivered in accordance with Section 7.1(a) of the Credit Agreement or as of the date of the quarterly financial statements referred to in paragraph c below) demonstrating compliance by the Borrower with the financial covenant contained in Section 7.2 of the Credit Agreement.

b. No Default or Event of Default exists under the Credit Agreement, except as indicated on a separate page attached hereto, together with an explanation of the action taken or proposed to be taken by the Borrower with respect thereto.

c. [Attached hereto as Schedule 2 are the quarterly financial statements for the fiscal quarter ended __________, 20___ and such quarterly financial statements] [The quarterly financial statements for the fiscal quarter ended _______, 20__, delivered electronically pursuant to the last paragraph of Section 7.1 of the Credit Agreement,] fairly present in all material respects the financial condition of the Borrower and its Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and except that the quarterly financial statements have fewer footnotes than annual statements.]1

[signature page follows]

[1]	Use the first bracketed language when delivering paper copies of quarterly financial statements and the second bracketed language when delivering quarterly financial statements electronically.

PNM RESOURCES, INC., a New Mexico corporation

By:
Name:
Title:

SCHEDULE 1

TO EXHIBIT 7.1(c)

FINANCIAL COVENANT CALCULATIONS

A.	Debt Capitalization

1. Consolidated Indebtedness of the Borrower	$
2. Consolidated Capitalization of the Borrower	$
3. Debt to Capitalization Ratio (Line A1 ÷ A2)	to 1.0
MaximumPermitted	.70 to 1.0

SCHEDULE 2

TO EXHIBIT 7.1(c)

[QUARTERLY] [ANNUAL] FINANCIAL STATEMENTS

[Attached]

EXHIBIT 11.3(b)

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between ______________ (the “Assignor”) and _______________________ (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Schedule 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
and is an Affiliate/Approved Fund of _________________

3.	Borrower:	PNM Resources, Inc., a New Mexico corporation

4.	Administrative Agent:	MUFG Bank, Ltd., as the Administrative Agent under the Credit Agreement

5.	Credit Agreement:	Credit Agreement dated as of October 20, 2020 among the Borrower, the Lenders identified therein and the Administrative Agent.

6.	Assigned Interest:

Aggregate Amount of Commitments/Loans for all Lenders	Amount of Commitment/Loan Assigned	Percentage Assigned of Commitment/Loan
$	$	%

7.	After giving effect to the foregoing assignment, the Assignor and the Assignee shall have the following Commitments, Pro Rata Shares, outstanding Loans and Participation Interests:

	Commitments	Pro Rata Share	Outstanding Revolving Loans
Assignor
Assignee

8.	Trade Date: ______________

Effective Date: _____________ ___, 20__

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

Consented to and Accepted if applicable:

MUFG BANK, LTD., as Administrative Agent

By:
Name:
Title:

Consented to if applicable:

PNM RESOURCES, INC., a New Mexico corporation

By:
Name:
Title:

SCHEDULE 1

TO EXHIBIT 11.3(b)

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a foreign lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit 10.2

EXECUTION VERSION

$50,000,000

TERM LOAN AGREEMENT

among

PNM RESOURCES, INC.,

as Borrower,

THE LENDERS IDENTIFIED HEREIN,

MUFG BANK, LTD.,

as Administrative Agent

DATED AS OF October 20, 2020

MUFG BANK, LTD.,

as Sole Lead Arranger and Bookrunner

SECTION 1 DEFINITIONS AND ACCOUNTING TERMS		5
1.1	Definitions.	5
1.2	Computation of Time Periods and Other Definitional Provisions.	28
1.3	Accounting Terms/Calculation of Financial Covenant.	28
1.4	Time.	29
1.5	Rounding of Financial Covenant.	29
1.6	References to Agreements and Requirement of Laws.	29
1.7	Rates.	30

SECTION 2 CREDIT FACILITY		30
2.1	Loans.	30
2.2	Fees.	31
2.3	Continuations and Conversions.	31
2.4	Minimum Amounts.	31
2.5	Termination or Reduction of Commitments.	31
2.6	Evidence of Debt.	32

SECTION 3 GENERAL PROVISIONS APPLICABLE TO LOANS		32
3.1	Interest.	32
3.2	Payments Generally.	33
3.3	Prepayments.	34
3.4	[Reserved].	34
3.5	Payment in Full at Maturity.	34
3.6	Computations of Interest and Fees.	35
3.7	Pro Rata Treatment.	35
3.8	Sharing of Payments.	36
3.9	Capital Adequacy.	36
3.10	Successor LIBOR Rate Index.	37
3.11	Illegality.	38
3.12	Requirements of Law.	38
3.13	Taxes.	39
3.14	Compensation.	42
3.15	Determination and Survival of Provisions.	42
3.16	Defaulting Lenders.	43
3.17	Mitigation Obligations.	44

SECTION 4 CONDITIONS PRECEDENT		44
4.1	Closing Conditions.	44

SECTION 5 CONDITIONS TO FUNDING OF LOANS		46
5.1	Funding Requirements.	46

SECTION 6 REPRESENTATIONS AND WARRANTIES		47
6.1	Organization and Good Standing.	47
6.2	Due Authorization.	47
6.3	No Conflicts.	47
6.4	Consents.	47
6.5	Enforceable Obligations.	48

6.6	Financial Condition.	48
6.7	No Material Change.	48
6.8	No Default.	48
6.9	Litigation.	48
6.10	Taxes.	48
6.11	Compliance with Law.	49
6.12	ERISA.	49
6.13	Use of Proceeds; Margin Stock.	50
6.14	Government Regulation.	50
6.15	Solvency.	50
6.16	Disclosure.	50
6.17	Environmental Matters.	50
6.18	[Reserved].	51
6.19	[Reserved].	51
6.20	Anti-Corruption Laws and Sanctions.	51
6.21	Affected Financial Institutions.	51

SECTION 7 AFFIRMATIVE COVENANTS		51
7.1	Information Covenants.	51
7.2	Financial Covenant.	53
7.3	Preservation of Existence and Franchises.	53
7.4	Books and Records.	54
7.5	Compliance with Law.	54
7.6	Payment of Taxes and Other Indebtedness.	54
7.7	Insurance.	55
7.8	Performance of Obligations.	55
7.9	Use of Proceeds.	55
7.10	Audits/Inspections.	55
7.11	Ownership of Certain Subsidiaries.	55

SECTION 8 NEGATIVE COVENANTS		56
8.1	Nature of Business.	56
8.2	Consolidation and Merger.	56
8.3	Sale or Lease of Assets.	56
8.4	Affiliate Transactions.	56
8.5	Liens.	56
8.6	Accounting Changes.	58

SECTION 9 EVENTS OF DEFAULT		58
9.1	Events of Default.	58
9.2	Acceleration; Remedies.	60
9.3	Allocation of Payments After Event of Default.	60

SECTION 10 AGENCY PROVISIONS		61
10.1	Appointment and Authority.	61
10.2	Rights as a Lender.	61
10.3	Exculpatory Provisions.	62
10.4	Reliance by Administrative Agent.	62
10.5	Delegation of Duties.	63
10.6	Resignation of Administrative Agent.	63
10.7	Non-Reliance on Administrative Agent and Other Lenders.	64

10.8	No Other Duties, Etc.	64
10.9	Administrative Agent May File Proofs of Claim.	64
10.10	Status of Lenders.	65
10.11	ERISA Matters.	65

SECTION 11 MISCELLANEOUS		66
11.1	Notices; Effectiveness; Electronic Communication.	66
11.2	Right of Set-Off.	68
11.3	Successors and Assigns.	68
11.4	No Waiver; Remedies Cumulative.	71
11.5	Attorney Costs, Expenses, Taxes and Indemnification by Borrower.	71
11.6	Amendments, Etc.	73
11.7	Counterparts.	74
11.8	Headings.	74
11.9	Survival of Indemnification and Representations and Warranties.	74
11.10	Governing Law; Venue; Service.	74
11.11	Waiver of Jury Trial; Waiver of Consequential Damages.	75
11.12	Severability.	75
11.13	Further Assurances.	75
11.14	Confidentiality.	75
11.15	Entirety.	76
11.16	Binding Effect; Continuing Agreement.	76
11.17	Regulatory Statement.	77
11.18	USA Patriot Act Notice.	77
11.19	Acknowledgment.	77
11.20	Replacement of Lenders.	77
11.21	No Advisory or Fiduciary Responsibility.	78
11.22	Acknowledgement and Consent to Bail-In of Affected Financial Institutions.	79
11.23	Acknowledgement Regarding Any Supported QFCs.	79

SCHEDULES

Schedule 1.1(a)	Pro Rata Shares
Schedule 11.1	Notices

EXHIBITS

Exhibit 2.1(b)	Form of Notice of Borrowing
Exhibit 2.1(d)	Form of Term Note
Exhibit 2.3	Form of Notice of Continuation/Conversion
Exhibit 4.1(j)	Form of Account Designation Letter
Exhibit 7.1(c)	Form of Compliance Certificate
Exhibit 11.3(b)	Form of Assignment and Assumption

TERM LOAN AGREEMENT

THIS TERM LOAN AGREEMENT (this “Loan Agreement”) is entered into as of October 20, 2020 among PNM RESOURCES, INC., a New Mexico corporation, as Borrower, the Lenders and MUFG BANK, LTD., as Administrative Agent.

RECITALS

WHEREAS, the Borrower has requested the Lenders provide a multi-draw term loan facility to the Borrower in an aggregate principal amount of $50,000,000; and

WHEREAS, the Lenders party hereto have agreed to make the requested multi-draw term loan facility available to the Borrower on the terms and conditions hereinafter set forth.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1

DEFINITIONS AND ACCOUNTING TERMS

1.1 Definitions.

The following terms shall have the meanings specified herein unless the context otherwise requires. Defined terms herein shall include in the singular number the plural and in the plural the singular:

“Account Designation Letter” means the Notice of Account Designation Letter dated as of the Closing Date from the Borrower to the Administrative Agent in substantially the form of Exhibit 4.1(j).

“Adjusted Base Rate” means the Base Rate plus the Applicable Percentage.

“Adjusted Eurodollar Rate” means the Eurodollar Rate plus the Applicable Percentage.

“Administrative Agent” means MUFG Bank, Ltd. (including its branches and Affiliates as may be required to administer the duties), as administrative agent under this Loan Agreement, or any successor administrative agent appointed pursuant to Section 10.6.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.1 or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such

Person possesses, directly or indirectly, the power (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such other Person or (b) to direct or cause direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

“Agent-Related Persons” means the Administrative Agent, together with its Affiliates and the officers, directors, employees, agents and attorneys-in-fact of the Administrative Agent and its Affiliates.

“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to anti-money laundering, bribery or corruption.

“Applicable Percentage” means, for Eurodollar Loans, Base Rate Loans and Commitment Fees, the appropriate applicable percentages, in each case (subject to the exception indicated below), corresponding to the Debt Rating of the Borrower in effect as of the most recent Calculation Date as shown below:

Pricing Level	Debt Rating	Applicable Percentage for Eurodollar Loans	Applicable Percentage for Base Rate Loans	Applicable Percentage for Commitment Fees
I	BBB/Baa2 or higher	1.500%	0.500%	0.225%
II	BBB-/Baa3	1.750%	0.750%	0.275%
III	BB+/Ba1 or lower or unrated	2.000%	1.000%	0.325%

The Applicable Percentage shall be determined and adjusted on the date (each a “Calculation Date”) one Business Day after the date on which the Debt Rating of the Borrower is upgraded or downgraded in a manner which requires a change in the then applicable Pricing Level set forth above. If at any time there is a split in the Debt Ratings of the Borrower between S&P and Moody’s, the Applicable Percentage shall be determined by the higher of the two Debt Ratings (i.e. the lower pricing), provided that if the two Debt Ratings are more than one level apart, the Applicable Percentage shall be based on the Debt Rating which is one level lower than the higher rating. If the Borrower does not have a Debt Rating from either S&P or Moody’s, then, Pricing Level III shall apply. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Eurodollar Loans as well as any new Eurodollar Loans made. The applicable Pricing Level for Applicable Percentage, as of the Closing Date, is Pricing Level II.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means MUFG Bank, Ltd., together with its successors and/or assigns.

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit 11.3(b).

“Authorized Officer” means any of the president, vice president, chief executive officer, chief financial officer or treasurer of the Borrower.

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“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Loan Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (d) of Section 3.10.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of:

(a) the Prime Rate in effect on such day;

(b) the Federal Funds Rate in effect on such day plus 0.50%; and

(c) an amount equal to (i) the Eurodollar Base Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus (ii) 1.00%; provided that, for the avoidance of doubt, the Eurodollar Base Rate for any day shall be based on the Eurodollar Base Rate at approximately 11:00 a.m. London time on such date, subject to the interest rate floors set forth therein. Any changes in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Eurodollar Base Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Eurodollar Base Rate, respectively. For the avoidance of doubt, if the Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Loan Agreement.

“Base Rate Loan” means any Loan bearing interest at a rate determined by reference to the Base Rate.

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) of Section 3.10.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(a) the sum of: (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment;

(b) the sum of: (i) Daily Simple SOFR and (ii) the related Benchmark Replacement Adjustment;

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(c) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment;

provided that, in the case of clause (a), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (a), (b) or (c) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Loan Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(a) for purposes of clauses (a) and (b) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(i)

the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;

(ii)

the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(b)

for purposes of clause (c) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities;

provided that, in the case of clause (a) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.

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“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Loan Agreement and the other Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; or

(c) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.

For the avoidance of doubt, (a) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (b) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official

9

with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.10 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.10.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrower” means PNM Resources, Inc., a New Mexico corporation, together with its successors and permitted assigns.

“Borrower Obligations” means, without duplication, all of the obligations of the Borrower to the Lenders and the Administrative Agent, whenever arising, under this Loan Agreement, the Notes, or any of the other Loan Documents.

“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Eurodollar Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.1.

“Business Day” means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any Eurodollar Loan, or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

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“Capital Stock” means (a) in the case of a corporation, all classes of capital stock of such corporation, (b) in the case of a partnership, partnership interests (whether general or limited), (c) in the case of a limited liability company, membership interests and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person; including, in each case, all warrants, rights or options to purchase any of the foregoing.

“Change in Law” means the occurrence, after the date of this Loan Agreement (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, promulgation, implementation or application thereof by any Governmental Authority, (c) the adoption or taking effect of any request, rule, guideline, policy or directive (whether or not having the force of law) by any Governmental Authority or (d) any change in any request, rule, guideline, policy or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means the occurrence of any of the following: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all Capital Stock that such person or group has the right to acquire other than pursuant to the Merger Agreement (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of twenty-five percent (25%) of the Capital Stock of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or (b) during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

“Closing Date” means October 20, 2020.

“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time.

“Commitment” means, as to each Lender, its obligation to make or maintain a Loan to the Borrower pursuant to Section 2.1 in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.1(a) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Loan Agreement. The aggregate amount of Commitments of all Lenders on the Closing Date is FIFTY MILLION DOLLARS ($50,000,000).

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“Commitment Fee” has the meaning assigned to such term in Section 2.2(a).

“Commitment Termination Date” means December 18, 2020 (or such earlier date as the Commitments have been terminated as provided herein).

“Compensation Period” has the meaning set forth in Section 3.2(c)(ii).

“Compliance Certificate” means a fully completed and duly executed officer’s certificate in the form of Exhibit 7.1(c), together with a Covenant Compliance Worksheet.

“Consolidated Capitalization” means the sum of (a) all of the shareholders’ equity or net worth of the Borrower and its Subsidiaries, as determined in accordance with GAAP plus (b) Consolidated Indebtedness plus (c) the outstanding principal amount of Preferred Stock that is not a component of a Mandatory Security plus (d) 100% of the outstanding principal amount of Equity Preferred Securities of the Borrower and its Subsidiaries plus (e) the aggregate outstanding stated or principal amount of Mandatory Securities minus (f) Securitization Equity.

“Consolidated Indebtedness” means, as of any date of determination, with respect to the Borrower and its Subsidiaries on a consolidated basis, an amount equal to (a) all Indebtedness of the Borrower and its Subsidiaries as of such date minus (b) an amount equal to the outstanding principal amount of Equity Preferred Securities of the Borrower and its Subsidiaries, provided that the amount deducted pursuant to this clause (b) shall not exceed an amount equal to 15% of the Consolidated Capitalization of the Borrower and its Subsidiaries minus (c) Non-Recourse Securitization Indebtedness minus (d) the aggregate outstanding principal amount of Specified Indebtedness.

“Contingent Obligation” means, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the “primary obligation”) of another Person (the “primary obligor”), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Borrower and its Subsidiaries, the term Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation of any Person shall be deemed to be an amount equal to the maximum amount of such Person’s liability with respect to the stated or determinable amount of the primary obligation for which such Contingent Obligation is incurred or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Covenant Compliance Worksheet” means a fully completed worksheet in the form of Schedule I to Exhibit 7.1(c).

“Covered Entity” has the meaning set forth in Section 11.23.

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“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Debt Rating” means the long-term, unsecured, senior non-credit enhanced debt rating of the Borrower by S&P and/or Moody’s; provided, however, that if neither S&P nor Moody’s issues a long-term, unsecured, senior non-credit enhanced rating of the Borrower, then (a) the Debt Rating shall be the Borrower’s issuer corporate credit rating by S&P and/or Moody’s, as applicable, and (b) for purposes of determining the applicable pricing level in the definition of Applicable Percentage, the Debt Rating of the Borrower shall be deemed to be the lesser of (x) the actual Debt Rating of the Borrower and (y) one level lower than the Debt Rating of PSNM (e.g., if the Debt Rating of PSNM by S&P is BBB then the Debt Rating of the Borrower by S&P pursuant to this clause (b) can be no greater than BBB-).

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

“Default Rate” means an interest rate equal to two percent (2%) plus the rate that otherwise would be applicable (or if no rate is applicable, the Base Rate plus two percent (2%) per annum).

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more of the conditions precedent to funding (each of which conditions precedent, together with any applicable Default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with any of its funding obligations hereunder or has made a public statement to that effect with respect to its funding obligations hereunder (unless such writing or public statement states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable Default, shall be specifically identified in such writing or public statement) cannot be satisfied) or (c) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or has become the subject of a Bail-In Action.

“Dividing Person” has the meaning assigned to it in the definition of “Division”.

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Dollars” and “$” means dollars in lawful currency of the United States of America.

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“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(a) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five (5) currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(b) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and any of its Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person)) approved by the Administrative Agent and the Borrower (such approval not to be unreasonably withheld or delayed); provided that (i) the Borrower’s consent is not required during the existence and continuation of a Default or an Event of Default, (ii) approval by the Borrower shall be deemed given if no objection is received by the assigning Lender and the Administrative Agent from the Borrower within five Business Days after notice of such proposed assignment has been delivered to the Borrower and (iii) no Ineligible Institution shall be an Eligible Assignee.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of its business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Laws or relating to any permit issued, or any approval given, under any such Environmental Laws (collectively, “Claims”), including, without limitation, (a) any and all Claims by Governmental Authorities for enforcement, cleanup, removal,

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response, remedial or other actions or damages pursuant to any applicable Environmental Laws and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to human health or the environment.

“Environmental Laws” means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, rules of common law and orders of courts or Governmental Authorities, relating to the protection of human health or occupational safety or the environment, now or hereafter in effect and in each case as amended from time to time, including, without limitation, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Substances.

“Equity Preferred Securities” means, with respect to any Person, any trust preferred securities or deferrable interest subordinated debt securities issued by such Person or other financing vehicle of such Person that (i) have an original maturity of at least twenty years, and (ii) require no repayments or prepayments and no mandatory redemptions or repurchases, in each case, prior to the first anniversary of the latest Maturity Date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

“ERISA Affiliate” means any Person who together with the Borrower or any of its Subsidiaries is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“ERISA Event” means the occurrence of any of the following which, individually or in the aggregate, has resulted or could reasonably be expected to result, within a reasonable period of time, in liability of the Borrower in an aggregate amount in excess of the Threshold Amount: (a) a Reportable Event with respect to a Single Employer Plan or a Multiemployer Plan, (b) a complete or partial withdrawal by the Borrower, any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or the receipt by the Borrower, any of its Subsidiaries or any ERISA Affiliate of notice from a Multiemployer Plan that it is insolvent pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, (c) the distribution by the Borrower, any of its Subsidiaries or any ERISA Affiliate under Section 4041 or 4041A of ERISA of a notice of intent to terminate any Single Employer Plan or Multiemployer Plan or the taking of any action to terminate any Single Employer Plan or Multiemployer Plan if the plan assets are not sufficient to pay all plan liabilities, (d) the commencement of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Single Employer Plan, or the receipt by the Borrower, any of its Subsidiaries or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (e) the determination that any Single Employer Plan or Multiemployer Plan is considered an at-risk plan or plan in endangered or critical status within the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA; (f) the imposition upon the Borrower, any of its Subsidiaries or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of the Borrower, any of its Subsidiaries or any ERISA Affiliate as a result of any alleged failure to comply with the Code or ERISA in respect of any Single Employer Plan or Multiemployer Plan, or (g) the withdrawal of the Borrower, any of its Subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or a cessation of operations that is treated as such a withdrawal or the termination of a Multiple Employer Plan, where the Borrower, a Subsidiary or an ERISA Affiliate has liability under Section 4062 or 4063 of ERISA.

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“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurodollar Base Rate” means for any Interest Period as to any Eurodollar Loan, (a) the rate per annum determined by the Administrative Agent to be the offered rate which appears on the page of the Reuters Screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited (such page currently being the LIBOR01 page) (the “LIBO Rate”) for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time), two (2) Business Days prior to the commencement of such Interest Period, or (b) in the event the rate referenced in the preceding clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays the LIBO Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time) two (2) Business Days prior to the commencement of such Interest Period; provided that if LIBO Rates are quoted under either of the preceding clauses (a) or (b), but there is no such quotation for the Interest Period elected, the LIBO Rate shall be equal to the Interpolated Rate; provided further that if any such rate determined pursuant to this definition (including, without limitation, any Benchmark Replacement with respect thereto) is below zero, such rate shall be deemed to be zero for the purpose of this Loan Agreement. It is understood and agreed that all of the terms and conditions of this definition of “Eurodollar Base Rate” shall be subject to Section 3.10.

“Eurodollar Loan” means a Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.

“Eurodollar Rate” means, with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the Eurodollar Base Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Event of Default” has the meaning set forth in Section 9.1.

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.13(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.13(a) and (d) any U.S. federal withholding Taxes imposed under FATCA.

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“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Loan Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, and any applicable intergovernmental agreements entered into by the United States that implement the foregoing.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent; provided further, that if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Loan Agreement.

“Fee Letter” means the letter agreement dated as of the Closing Date, by and between the Borrower and the Administrative Agent.

“Financial Officer” means the chief financial officer, principal accounting officer or treasurer of the Borrower.

“Fiscal Quarter” means each of the calendar quarters ending as of the last day of each March, June, September and December.

“Fiscal Year” means the calendar year ending December 31.

“Floor” means the benchmark rate floor, if any, provided in this Loan Agreement initially (as of the execution of this Loan Agreement, the modification, amendment or renewal of this Loan Agreement or otherwise) with respect to USD LIBOR.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Forward” has the meaning set forth in the definition of “Mandatory Security”.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

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“Hazardous Substances” means any substances or materials (a) that are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Laws, (b) that are defined by any Environmental Laws as toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (c) the presence of which require investigation or response under any Environmental Laws, (d) that constitute a nuisance, trespass or health or safety hazard to Persons or neighboring properties, (e) that consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (f) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas or synthetic gas.

“Hedging Agreements” means, collectively, interest rate protection agreements, equity index agreements, foreign currency exchange agreements, option agreements or other interest or exchange rate or commodity price hedging agreements (other than (i) a Mandatory Security (or any component thereof) or any security convertible or exchangeable into Capital Stock of the Borrower (or cash in lieu thereof) and (ii) forward contracts for the delivery of power or gas written by the Borrower to its jurisdictional and wholesale customers in the ordinary course of business).

“Indebtedness” means, with respect to any Person (without duplication), (a) all indebtedness and obligations of such Person for borrowed money or in respect of loans or advances of any kind, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all reimbursement obligations of such Person with respect to surety bonds, letters of credit and bankers’ acceptances (in each case, whether or not drawn or matured and in the stated amount thereof), (d) all obligations of such Person to pay the deferred purchase price of property or services, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (f) all obligations of such Person as lessee under leases that are or are required to be, in accordance with GAAP, recorded as capital leases, to the extent such obligations are required to be so recorded, (g) the net termination obligations of such Person under any Hedging Agreements, calculated as of any date as if such agreement or arrangement were terminated as of such date in accordance with the applicable rules under GAAP, (h) all Contingent Obligations of such Person, (i) all obligations and liabilities of such Person incurred in connection with any transaction or series of transactions providing for the financing of assets through one or more securitizations or in connection with, or pursuant to, any synthetic lease or similar off-balance sheet financing, (j) the aggregate amount of uncollected accounts receivable of such Person subject at the time of determination to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with GAAP), (k) all Equity Preferred Securities and (l) all indebtedness referred to in clauses (a) through (k) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person.

“Indemnified Liabilities” has the meaning set forth in Section 11.5(b).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning set forth in Section 11.5(b).

“Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or any of its Subsidiaries, (c) the Borrower, any of its Subsidiaries or any of its Affiliates, or (d) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof.

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“Interest Payment Date” means, (a) as to any Eurodollar Loan, the last day of each Interest Period applicable to such Loan, the date of any prepayment of the Loans pursuant to Section 3.3 and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan, the third Business Day after the end of each Fiscal Quarter, the date of any prepayment of the Loans pursuant to Section 3.3 and the Maturity Date.

“Interest Period” means, as to each Eurodollar Loan, the period commencing on the date such Eurodollar Loan is disbursed or converted to or continued as a Eurodollar Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Continuation/Conversion; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the Maturity Date.

“Interpolated Rate” means, in relation to the Eurodollar Base Rate, the rate which results from interpolating on a linear basis between:

(a) the applicable Eurodollar Base Rate for the longest period (for which that Eurodollar Base Rate is available) which is less than the Interest Period of that Eurodollar Loan; and

(b) the applicable Eurodollar Base Rate for the shortest period (for which that Eurodollar Base Rate is available) which exceeds the Interest Period of that Eurodollar Loan,

each as of approximately 11:00 a.m. (London, England time) two (2) Business Days prior to the commencement of such Interest Period of that Eurodollar Loan.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law, and a “Law” means any of the foregoing.

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“Lender” means any of the Persons identified as a “Lender” on the signature pages hereto, and any Eligible Assignee which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Lien” means any mortgage, pledge, hypothecation, assignment, security interest, lien (statutory or otherwise), preference, priority, charge or other encumbrance of any nature, whether voluntary or involuntary, including, without limitation, the interest of any vendor or lessor under any conditional sale agreement, title retention agreement, capital lease or any other lease or arrangement having substantially the same effect as any of the foregoing.

“Loan Agreement” has the meaning set forth in the Preamble hereof.

“Loan Documents” means this Loan Agreement, the Fee Letter, the Notes, the Notice of Borrowing, any Notice of Continuation/Conversion, and any other document, agreement or instrument entered into or executed in connection with the foregoing.

“Loans” has the meaning set forth in Section 2.1(a).

“Mandatory Security” means a security that is a unit consisting of (a) a contract to purchase Capital Stock of the Borrower (whether expressed as a “purchase contract,” “forward contract” or otherwise) (the “Forward”) and (b) either (1) Indebtedness of the Borrower or a Subsidiary or (2) Preferred Stock of the Borrower (whether or not convertible into Capital Stock of the Borrower), where such Indebtedness or Preferred Stock is pledged by the holder of such unit to secure its obligations under the Forward.

“Margin Stock” has the meaning ascribed to such term in Regulation U.

“Material Adverse Change” means a material adverse change in the condition (financial or otherwise), operations, business, performance, properties or assets of the Borrower and its Subsidiaries, taken as a whole.

“Material Adverse Effect” means a material adverse effect upon (a) the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, (b) the ability of the Borrower to perform its obligations under this Loan Agreement or any of the other Loan Documents or (c) the legality, validity or enforceability of this Loan Agreement or any of the other Loan Documents or the rights and remedies of the Administrative Agent and the Lenders hereunder and thereunder, provided, however, that a Material Adverse Effect shall not include the effect of (i) a shutdown or closure of the San Juan Generating Station or the Four Corners Power Plant, provided that the Borrower remains in compliance with Section 7.2 of this Loan Agreement, (ii) a Merger Transaction pursuant to clause (i) of the definition thereof or (iii) the Specified Defaults.

“Material Credit Agreement” means any agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the Closing Date by the Borrower or any Subsidiary of the Borrower, or in respect of which the Borrower or any Subsidiary of the Borrower is an obligor or otherwise provides a guarantee or other credit support (a “Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $50,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of the Credit Facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts (subject to the aggregate limit in the preceding clause), then the largest Credit Facility shall be deemed to be a Material Credit Agreement, as such agreement or Credit Facility may be amended, modified, supplemented, restated, extended or refinanced from time to time.

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“Maturity Date” means the earlier of (a) the consummation of the Merger Transactions and (b) October 19, 2021.

“Merger Transactions” means (i) the entering into of that certain Agreement and Plan of Merger, dated as of October 20, 2020 (together with the exhibits and disclosure schedules thereto, but without giving effect to any amendment, waiver or consent that is materially adverse to the interests of the Lenders in their respective capacities as such without the consent of the Administrative Agent, the “Merger Agreement”), among Avangrid, Inc. (“Parent”), NM Green Holdings, Inc. (“Merger Sub”) and the Borrower, pursuant to which Merger Sub will be merged with and into the Borrower, the Borrower will be the surviving entity in the merger and the Borrower will become a subsidiary of Parent, and (ii) the consummation of the transactions set forth in the Merger Agreement.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA to which the Borrower, any of its Subsidiaries or any ERISA Affiliate makes, is making or is accruing an obligation to make contributions or has made or been obligated to make contributions within the preceding seven (7) years.

“Multiple Employer Plan” means a Single Employer Plan to which the Borrower, any of its Subsidiaries or any ERISA Affiliate and at least one employer other than the Borrower, any of its Subsidiaries or any ERISA Affiliate are contributing sponsors.

“Net Cash Proceeds” means, with respect to any Prepayment Event, (a) the cash proceeds received by the Borrower or PNMR Development in respect of such Prepayment Event including any cash received by the Borrower or PNMR Development in respect of any non-cash proceeds, net of (b) all reasonable commissions, fees and other out of pocket expenses paid to third parties (other than Affiliates) in connection with such Prepayment Event.

“Non-Recourse Securitization Indebtedness” means, as of any date of determination, (a) all Indebtedness related to State Approved Securitizations up to a maximum amount of $500,000,000 at any one time and (b) all Indebtedness related to the TNMP Securitization up to a maximum amount of $150,000,000 at any time; provided that, in each case, such Indebtedness is non-recourse to the Borrower, other than with respect to Standard Securitization Undertakings.

“Notes” means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Loans provided pursuant to Section 2.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and as evidenced in the form of Exhibit 2.1(d).

“Notice of Borrowing” means a request by the Borrower for a Loan in the form of Exhibit 2.1(b).

“Notice of Continuation/Conversion” means a request by the Borrower to continue an existing Eurodollar Loan to a new Interest Period or to convert a Eurodollar Loan to a Base Rate Loan or a Base Rate Loan to a Eurodollar Loan, in the form of Exhibit 2.3.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of Treasury.

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“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Loan Agreement or any other Loan Document.

“PBGC” means the Pension Benefit Guaranty Corporation and any successor thereto.

“Participant” has the meaning set forth in Section 11.3(d).

“Participant Register” has the meaning set forth in Section 11.3(d).

“PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated), or any Governmental Authority.

“PNMR Development” means PNMR Development and Management Corporation, a New Mexico corporation.

“Preferred Stock” means, with respect to any Person, all preferred Capital Stock issued by such Person in which the terms thereof do not require such Capital Stock to be redeemed for cash or to make mandatory sinking fund payments.

“Prepayment Event” means the incurrence by the Borrower or PNMR Development as a primary obligor, or the incurrence of any Contingent Obligation by the Borrower or PNMR Development, after the date hereof of any Indebtedness pursuant to any debt capital markets transaction, including any bank loans or similar financing transaction or issuance of one or more series of notes pursuant to SEC-registered sales or Rule 144A private placements or other substantially similar placements of Indebtedness and excluding (i) the Loans, (ii) the incurrence by the Borrower as a primary obligor, or the incurrence of any Contingent Obligation by the Borrower of Indebtedness pursuant to that certain $300,000,000 Credit Agreement, dated as of the date hereof, among the Borrower, the lenders party thereto and the Administrative Agent, (iii) the incurrence by the Borrower as a primary obligor, or the incurrence of any Contingent Obligation by the Borrower of Indebtedness pursuant to that certain $300,000,000 Sixth Amendment to and Restatement of Credit Agreement, dated as of July 30, 2018, by and among the Borrower, the lenders from time to time parties thereto, and Wells Fargo Bank, N.A., as administrative agent, as amended by that certain Seventh Amendment dated as of December 19, 2018 and as otherwise amended or modified as of the date hereof, (iv) the incurrence by the Borrower or PNMR Development as a primary obligor, or the incurrence of any Contingent Obligation by the Borrower or PNMR Development of Indebtedness pursuant to that certain 364-Day Credit Agreement, dated as of February 26, 2018, by and among PNMR Development, as borrower, and Wells Fargo Bank, National Association, as lender, as amended by that certain First Amendment to 364-Day Credit Agreement dated as of July 30, 2018, that certain Second Amendment to 364-Day Credit Agreement dated as of February 22, 2019, that certain Third Amendment to 364-Day Credit Agreement dated as of July 22, 2019, and that certain Fourth Amendment to 364-Day Credit Agreement dated as of February 21, 2020, and as otherwise amended or modified as of the date hereof and (v) the incurrence by the Borrower or PNMR Development as a primary obligor, or the incurrence of any Contingent Obligation by the Borrower or PNMR Development of Indebtedness pursuant to any bank loans or similar financing transaction or debt capital markets transactions in an aggregate amount up to $90,000,000 the proceeds of which shall be used to refinance in whole all of the outstanding loans and other obligations pursuant to that certain $90,000,000 Term Loan Credit Agreement, dated as of November 26, 2018, by and among PNMR Development, as borrower, the lenders from time to time parties thereto, and KeyBank National Association, as administrative agent and as a lender, as amended or otherwise modified from time to time.

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“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent).

“Pro Rata Share” means, with respect to each Lender (i) at any time prior to the termination of all of the Commitments pursuant to Section 2.5, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the unused Commitment of such Lender at such time and the denominator of which is the amount of the aggregate unused Commitments of all Lenders at such time and (ii) at all times after the termination of all of the Commitments pursuant to Section 2.5 or otherwise, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the outstanding principal amount of such Lender’s Loans at such time and the denominator of which is the aggregate outstanding principal amount of all Loans at such time.

“Prohibited Transaction” means any transaction described in (a) Section 406 of ERISA that is not exempt by reason of Section 408 of ERISA or by reason of a Department of Labor prohibited transaction individual or class exemption or (b) Section 4975(c) of the Code that is not exempt by reason of Section 4975(c)(2) or 4975(d) of the Code.

“Property” means any right, title or interest in or to any property or asset of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“PSNM” means Public Service Company of New Mexico, a New Mexico corporation.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC Credit Support” has the meaning set forth in Section 11.23.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion.

“Register” has the meaning set forth in Section 11.3(c).

“Regulations T, U and X” means Regulations T, U and X, respectively, of the Federal Reserve Board, and any successor regulations.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

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“Reportable Event” means (a) any “reportable event” within the meaning of Section 4043(c) of ERISA for which the notice under Section 4043(a) of ERISA has not been waived by the PBGC (including any failure to meet the minimum funding standard of, or timely make any required installment under, Section 412 of the Code or Section 302 of ERISA, regardless of the issuance of any waivers in accordance with Section 412(d) of the Code), (b) any such “reportable event” subject to advance notice to the PBGC under Section 4043(b)(3) of ERISA, (c) any application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code, and (d) a cessation of operations described in Section 4062(e) of ERISA.

“Required Lenders” means, at any time, Lenders holding in the aggregate more than 50% of the aggregate outstanding principal amount of all Loans and Commitments (or, if all Loans have been repaid in full and the Commitments have been terminated, more than 50% of the aggregate amount of all outstanding Borrower Obligations at such time). Notwithstanding the foregoing, the Commitment and Loans held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Requirement of Law” means, with respect to any Person, the organizational documents of such Person and any Law applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or otherwise pertaining to any or all of the transactions contemplated by this Loan Agreement and the other Loan Documents.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the president, the chief executive officer, the co-chief executive officer, the chief financial officer, any executive officer, vice president-finance, principal accounting officer or treasurer of the Borrower, and any other officer or similar official thereof responsible for the administration of the obligations of the Borrower in respect of this Loan Agreement and the other Loan Documents.

“Sanctioned Country” means, at any time, a country, region or territory which is itself subject to or the target of comprehensive country-wide Sanctions (at the time of this Loan Agreement, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC, as published from time to time, (b) a Person named on the lists maintained by the United Nations Security Council, as published from time to time, (c) a Person named on the lists maintained by the European Union, as published from time to time, (d) a Person named on the lists maintained by Her Majesty’s Treasury, as published from time to time, or (e) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a Person resident in a Sanctioned Country, to the extent any Person described in clauses (i), (ii) or (iii) is the subject of a sanctions program administered by OFAC.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

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“SEC Reports” means (i) the Annual Report on form 10-K of the Borrower for the Fiscal Year ended December 31, 2019, and (ii) the Quarterly Reports on Form 10-Q of the Borrower for the Fiscal Quarters ended March 31, 2020 and June 30, 2020.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securitization Equity” means, as of any date of determination, with respect to a Subsidiary of the Borrower formed for the purpose of entering into a State Approved Securitization or the TNMP Securitization, all of the equity of such Subsidiary, as determined in accordance with GAAP.

“Single Employer Plan” means any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) which is covered by Title IV of ERISA, but which is not a Multiemployer Plan and which the Borrower, any Subsidiary or any ERISA Affiliate has maintained, funded or administered for employees at any time within the preceding seven (7) years.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Solvent” means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, Contingent Obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, Contingent Obligations, of such Person and (e) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured.

“Specified Agreements” mean each of (a) that certain $300,000,000 Sixth Amendment to and Restatement of Credit Agreement, dated as of July 30, 2018, by and among the Borrower, the lenders from time to time parties thereto, and Wells Fargo Bank, N.A., as administrative agent, as amended by that certain Seventh Amendment dated as of December 19, 2018 and as otherwise amended or modified as of the date hereof, (b) that certain $50,000,000 Term Loan Agreement, dated as of December 21, 2018, by and among the Borrower, and Bank of America, N.A., as lender, as amended or otherwise modified as of the date hereof, (c) that certain $150,000,000 Term Loan Agreement, dated as of December 14, 2018, by and among the Borrower, the lenders from time to time parties thereto, and the Administrative Agent, as amended or otherwise modified as of the date hereof, (d) that certain Standby Letter of Credit Agreement (Standard Version), dated August 21, 2020, by and between the Borrower and Wells Fargo Bank, National Association, (e) that certain 364-Day Credit Agreement, dated as of February 26, 2018, by and among PNMR Development, as borrower, and Wells Fargo Bank, National Association, as lender, as amended by

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that certain First Amendment to 364-Day Credit Agreement dated as of July 30, 2018, that certain Second Amendment to 364-Day Credit Agreement dated as of February 22, 2019, that certain Third Amendment to 364-Day Credit Agreement dated as of July 22, 2019, and that certain Fourth Amendment to 364-Day Credit Agreement dated as of February 21, 2020, and as otherwise amended or modified as of the date hereof, (f) that certain $90,000,000 Term Loan Credit Agreement, dated as of November 26, 2018, by and among PNMR Development, as borrower, the lenders from time to time parties thereto, and KeyBank National Association, as administrative agent and as a lender, as amended or otherwise modified as of the date hereof and (g) that certain $75,000,000 Third Amended and Restated Credit Agreement, dated as of September 25, 2017, by and among Texas-New Mexico Company, as borrower, the lenders from time to time parties thereto, and KeyBank National Association, as administrative agent, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of April 19, 2019 and as otherwise amended or modified as of the date hereof.

“Specified Defaults” means any events of default and any defaults (after giving effect to any applicable grace period) in the observance or performance of any covenant under the Specified Agreements solely as a result of the occurrence of the Merger Transactions.

“Specified Indebtedness” means (a) any Indebtedness that is mandatorily redeemable at maturity for Capital Stock of the Borrower or (b) any Indebtedness that is a component of a Mandatory Security (it being understood that if such Indebtedness is no longer a component of a Mandatory Security, including following settlement of the related Forward, a remarketing of such Indebtedness, or substituting such Indebtedness with other collateral for the related Forward, then such Indebtedness shall not constitute Specified Indebtedness).

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or a Subsidiary thereof that are reasonably customary in non-recourse securitization transactions.

“State Approved Securitization” means a securitization financing entered into by PSNM pursuant to existing or future New Mexico statutory authority and regulatory approval by the New Mexico Public Regulation Commission (or any successor commission) (the “NMPRC”) authorizing the imposition on electric customers of a charge to permit the recovery over time of costs identified by a financing order issued by the NMPRC pursuant to statutory authority.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board). Such reserve percentages shall include those imposed pursuant to such Regulation D of the Federal Reserve Board. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D of the Federal Reserve Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subsidiary” means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture

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or other entity in which such person directly or indirectly through Subsidiaries has more than a 50% equity interest at any time. Any reference to Subsidiary herein, unless otherwise identified, shall mean a Subsidiary, direct or indirect, of the Borrower. Any reference to a Subsidiary of the Borrower herein shall not include any Subsidiary that is inactive, has minimal or no assets and does not generate revenues.

“Supported QFC” has the meaning set forth in Section 11.23.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Threshold Amount” means $20,000,000.

“TNMP” means Texas-New Mexico Power Company, a Texas corporation.

“TNMP Credit Agreement” means that certain Third Amended and Restated Credit Agreement, dated as of September 25, 2017, among TNMP, the lenders party thereto and KeyBank National Association, as administrative agent.

“TNMP First Mortgage Bonds” means those certain first mortgage bonds issued pursuant to the First Mortgage Indenture dated as of March 23, 2009, between TNMP and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.) (successor to The Bank of New York Mellon Trust Company, N.A.), as trustee thereunder, as it may be supplemented and amended from time to time.

“TNMP Securitization” means a securitization financing entered into by TNMP or a Subsidiary of TNMP relating to regulatory assets, stranded costs, transition property, all rights and property interests (contractual, statutory, regulatory or otherwise) to impose and collect transition charges, including all cash proceeds collected, and accounts receivable arising, therefrom and all rights and interests that may become transition property under the Texas Utilities Code.

“Total Assets” means all assets of the Borrower and its Subsidiaries as shown on its most recent quarterly consolidated balance sheet, as determined in accordance with GAAP.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Loan.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

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“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regimes” has the meaning set forth in Section 11.23.

“USD LIBOR” means the London interbank offered rate for U.S. dollars.

“VIE” has the meaning specified in Section 1.3(c).

“Voting Stock” means the Capital Stock of a Person that is then outstanding and normally entitled to vote in the election of directors and other securities of such Person convertible into or exercisable for such Capital Stock (whether or not such securities are then currently convertible or exercisable).

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.2 Computation of Time Periods and Other Definitional Provisions.

For purposes of computation of periods of time hereunder, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” References in this Loan Agreement to “Articles”, “Sections”, “Schedules” or “Exhibits” shall be to Articles, Sections, Schedules or Exhibits of or to this Loan Agreement unless otherwise specifically provided. Any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof.

1.3 Accounting Terms/Calculation of Financial Covenant.

(a) Except as otherwise expressly provided herein, all accounting terms used herein or incorporated herein by reference shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. Notwithstanding anything to the contrary in this Loan Agreement, for purposes of calculation of the financial covenant set forth in Section 7.2, all accounting determinations and computations thereunder shall be made in accordance with GAAP as in effect as of the date of this Loan Agreement applied on a basis consistent with the application used in preparing the most recent financial statements of the Borrower referred to in Section 4.1(d). In the event that any changes in GAAP after such date are required to be applied to the Borrower and would affect the computation of the financial covenant contained in Section 7.2, such changes shall be followed only from and after the date this Loan Agreement shall have been amended to take into account any such changes.

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(b) Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein, (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and, except as specifically provided in the definitions of “Consolidated Capitalization” and “Consolidated Indebtedness,” such Indebtedness shall at all times be valued at the full stated principal amount thereof and (iii) in a manner such that any obligations relating to a lease that was accounted for by a Person as an operating lease as of the Closing Date and any similar lease entered into after the Closing Date by such Person shall be accounted for as obligations relating to an operating lease and not as a capital lease.

(c) All references herein to consolidated financial statements of the Borrower and its Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity (“VIE”) that the Borrower is required to consolidate pursuant to FASB Accounting Standards Codification Topic 810 – Consolidation – Variable Interest Entities as if such variable interest entity were a Subsidiary as defined herein; provided that the financial covenant in Section 7.2 shall be calculated without consolidation of any VIE to the extent the Borrower or its consolidated Subsidiaries have entered into power purchase agreements with such VIE to serve retail customers as a result of the shutdown or closure of the San Juan Generating Station or the Four Corners Power Plant.

1.4 Time.

All references to time herein shall be references to Eastern Standard Time or Eastern Daylight Time, as the case may be, unless specified otherwise.

1.5 Rounding of Financial Covenant.

Any financial ratios required to be maintained by the Borrower pursuant to this Loan Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.6 References to Agreements and Requirement of Laws.

Unless otherwise expressly provided herein: (a) references to organization documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document and (b) references to any Requirement of Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law.

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1.7 Rates.

The interest rate on Eurodollar Borrowings is determined by reference to the Eurodollar Base Rate, which is derived from LIBOR. Section 3.10 provides a mechanism for (a) determining an alternative rate of interest if LIBOR is no longer available or in the other circumstances set forth in Section 3.10 and (b) modifying this Loan Agreement to give effect to such alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to LIBOR or other rates in the definition of Eurodollar Base Rate or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 3.10, will have the same value as, or be economically equivalent to, the Eurodollar Base Rate.

SECTION 2

CREDIT FACILITY

2.1 Loans.

(a) Commitment. Each Lender severally agrees, on the terms and conditions of this Loan Agreement, to make term loans in Dollars (each a “Loan” and, collectively, the “Loans”) to the Borrower during the period commencing on the Closing Date to, but not including, the Commitment Termination Date in not more than three Borrowings in an aggregate amount equal to such Lender’s Commitment (as such Commitment shall be reduced as set forth in Section 2.5). Amounts repaid or prepaid in respect of the Loans may not be reborrowed.

(b) Method of Borrowing. By no later than (i) 10:00 a.m. on the date of the requested Borrowing of Loans that will be comprised of Base Rate Loans and (ii) 12:00 noon three (3) Business Days prior to the date of the requested Borrowing of Loans that will be comprised of Eurodollar Loans, the Borrower shall submit a written Notice of Borrowing in the form of Exhibit 2.1(b) to the Administrative Agent setting forth (A) the amount requested, (B) the date of the requested Borrowing, (C) the Type of Loan, (D) with respect to Loans that will be Eurodollar Loans, the Interest Period applicable thereto, (E) a certification that the Borrower has complied, or, in respect of any Borrowing that will consist of Eurodollar Loans, intends to comply, in all respects with Section 5.1 and (F) with respect to Loans that will be Eurodollar Loans, compensation provisions substantially consistent with the terms of Section 3.14. If the Borrower shall fail to specify (1) an Interest Period in the case of a Eurodollar Loan, then such Eurodollar Loan shall be deemed to have an Interest Period of one month or (2) the Type of Loan requested, then such Loan shall be deemed to be a Base Rate Loan.

(c) Funding of Loans. Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly inform the Lenders as to the terms thereof. Each such Lender shall make its Pro Rata Share of the requested Loans available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Business Day specified in the Notice of Borrowing. Upon satisfaction of the conditions set forth in Section 5.1, the amount of the requested Loans will then be made available to the Borrower by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower or such other means agreed to by the Administrative Agent and the Borrower.

(d) Term Notes. At the request of any Lender, the Loans made by such Lender shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Exhibit 2.1(d).

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2.2 Fees.

(a) The Borrower agrees to pay to the Administrative Agent for the pro rata benefit of each Lender (other than the Defaulting Lenders, if any) based on its Pro Rata Share, a per annum fee equal to the daily average sum of the Applicable Percentage for Commitment Fees for each day during the period of determination multiplied by the unused Commitment for each such day (the “Commitment Fee”). The Commitment Fees shall commence to accrue on the Closing Date and shall continue to accrue until the earlier of (i) the Commitment Termination Date and (ii) the date on which all of the Commitments under this Loan Agreement have been terminated. The Commitment Fee shall be due and payable in arrears quarterly on the last Business Day of each calendar quarter and on the Maturity Date (or any other date on which the Commitments shall be reduced or terminated).

(b) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent pursuant to the Fee Letter.

2.3 Continuations and Conversions.

Subject to the terms below, the Borrower shall have the option, on any Business Day prior to the Maturity Date, to continue existing Eurodollar Loans in whole or in part for a subsequent Interest Period, to convert Base Rate Loans in whole or in part into Eurodollar Loans or to convert Eurodollar Loans in whole or in part into Base Rate Loans. By no later than 12:00 noon (a) two Business Days prior to the date of the requested conversion of a Eurodollar Loan to a Base Rate Loan and (b) three Business Days prior to the date of the requested continuation of a Eurodollar Loan or conversion of a Base Rate Loan to a Eurodollar Loan, the Borrower shall provide a written Notice of Continuation/Conversion in the form of Exhibit 2.3, setting forth whether the Borrower wishes to continue or convert such Loans. Notwithstanding anything herein to the contrary, (A) except as provided in Section 3.11, Eurodollar Loans may only be continued or converted into Base Rate Loans on the last day of the Interest Period applicable thereto, (B) Eurodollar Loans may not be continued nor may Base Rate Loans be converted into Eurodollar Loans during the existence and continuation of a Default or an Event of Default and (C) any request to continue a Eurodollar Loan that fails to comply with the terms hereof or any failure to request a continuation of a Eurodollar Loan at the end of an Interest Period shall be deemed a request to convert such Eurodollar Loan to a Base Rate Loan on the last day of the applicable Interest Period.

2.4 Minimum Amounts.

Each request for a borrowing, conversion or continuation shall be subject to the requirements that (a) each Eurodollar Loan shall be in a minimum amount of $3,000,000 and in integral multiples of $1,000,000 in excess thereof, (b) each Base Rate Loan shall be in a minimum amount of $1,000,000 and in integral multiples of $100,000 in excess thereof (or the remaining amount of outstanding Loans) and (c) no more than three Eurodollar Loans shall be outstanding hereunder at any one time. For the purposes of this Section 2.4, separate Eurodollar Loans that begin and end on the same date, as well as Eurodollar Loans that begin and end on different dates, shall all be considered as separate Eurodollar Loans.

2.5 Termination or Reduction of the Commitments.

(a) Upon any Lender’s making of its Loans, the Commitment of such Lender shall be reduced automatically on a dollar for dollar basis. Unless previously terminated, the unused Commitments shall terminate at 5:00 p.m., New York City time, on the Commitment Termination Date.

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(b) The Borrower shall have the right, upon at least three Business Days’ notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to permanently terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that each partial reduction shall be in the aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof, or the remaining balance, if less than $5,000,000. Once terminated, a Commitment or portion thereof may not be reinstated.

2.6 Evidence of Debt.

The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to its Borrower Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

SECTION 3

GENERAL PROVISIONS APPLICABLE

TO LOANS

3.1 Interest.

(a) Interest Rate. Subject to Section 3.1(b), (i) all Base Rate Loans shall accrue interest at the Adjusted Base Rate and (ii) all Eurodollar Loans shall accrue interest at the Adjusted Eurodollar Rate.

(b) Default Rate of Interest.

(i) After the occurrence, and during the continuation, of an Event of Default pursuant to Section 9.1(a), the principal of and, to the extent permitted by Law, interest on the Loans and any other amounts owing hereunder or under the other Loan Documents (including without limitation fees and expenses) shall bear interest, payable on demand, at the Default Rate.

(ii) After the occurrence, and during the continuation, of an Event of Default (other than an Event of Default pursuant to Section 9.1(a)), at the request of the Required Lenders, the principal of and, to the extent permitted by Law, interest on the Loans and any other amounts owing hereunder or under the other Loan Documents (including without limitation fees and expenses) shall bear interest, payable on demand, at the Default Rate.

(c) Interest Payments. Interest on Loans shall be due and payable in arrears on each Interest Payment Date.

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3.2 Payments Generally.

(a) No Deductions; Place and Time of Payments. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Notwithstanding the foregoing, if there exists a Defaulting Lender, each payment by the Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 3.16(b).

(b) Payment Dates. Subject to the definition of “Interest Period,” if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(c) Advances by Administrative Agent. Unless the Borrower or any Lender has notified the Administrative Agent, prior to the time any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

(i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the Federal Funds Rate from time to time in effect; and

(ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to such Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

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A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

(d) Several Obligations. The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan.

(e) Funding Offices. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

3.3 Prepayments.

(a) Voluntary Prepayments. The Borrower shall have the right to prepay the Loans in whole or in part from time to time without premium or penalty; provided, however, that (i) all prepayments under this Section 3.3(a) shall be subject to Section 3.14, (ii) Eurodollar Loans may only be prepaid on three (3) Business Days’ prior written notice to the Administrative Agent, (iii) each such partial prepayment of Eurodollar Loans shall be in the minimum principal amount of $1,000,000 and integral multiples of $1,000,000, and (iv) each such partial prepayment of Base Rate Loans shall be in the minimum principal amount of $500,000 and integral multiples of $100,000, or, in the case of clauses (iii) and (iv), if less than such minimum amounts, the entire principal amount thereof then outstanding. Amounts prepaid pursuant to this Section 3.3(a) shall be applied as the Borrower may elect based on the Lenders’ Pro Rata Shares; provided, however, if the Borrower fails to specify, such prepayment shall be applied by the Administrative Agent, subject to Section 3.7, in such manner as it deems reasonably appropriate.

(b) Mandatory Prepayments. In the event and on each occasion that any Net Cash Proceeds are received by or on behalf of the Borrower or PNMR Development in respect of a Prepayment Event, the Borrower shall, promptly provide notice thereof to the Administrative Agent and shall within three (3) Business Days after such Net Cash Proceeds are received, prepay the Loans in an aggregate principal amount equal to 100% of such Net Cash Proceeds, together with all accrued interest thereon and all fees and other sums due hereunder, including amounts payable pursuant to Section 3.14, if any.

3.4 [Reserved].

3.5 Payment in Full at Maturity.

On the Maturity Date, the entire outstanding principal balance of all Loans, together with accrued but unpaid interest and all fees and other sums owing under the Loan Documents, shall be due and payable in full, unless accelerated sooner pursuant to Section 9.2; provided that if the Maturity Date is not a Business Day, then such principal, interest, fees and other sums shall be due and payable in full on the next preceding Business Day.

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3.6 Computations of Interest and Fees.

(a) Calculation of Interest and Fees. Except for Base Rate Loans that are based upon the Prime Rate, in which case interest shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, all computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest shall accrue from and including the first date of Borrowing (or continuation or conversion) to but excluding the last day occurring in the period for which such interest is payable. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b) Usury. It is the intent of the Lenders and the Borrower to conform to and contract in strict compliance with applicable usury Law from time to time in effect. All agreements between the Lenders and the Borrower are hereby limited by the provisions of this subsection which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment or acceleration of the maturity of any Borrower Obligation), shall the interest taken, reserved, contracted for, charged, or received under this Loan Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable Law. If, from any possible construction of any of the Loan Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this subsection and such documents shall be automatically reduced to the maximum nonusurious amount permitted under applicable Law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable Law and which would, apart from this provision, be in excess of the maximum nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans. The right to demand payment of the Loans or any other Indebtedness evidenced by any of the Loan Documents does not include the right to accelerate the payment of any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of the Loans does not exceed the maximum nonusurious amount permitted by applicable Law.

3.7 Pro Rata Treatment.

Except to the extent otherwise provided herein, each Borrowing, each payment or prepayment of principal of any Loan, each payment of interest, each payment of fees (other than administrative fees, if any, paid to the Administrative Agent) and each conversion or continuation of any Loans, shall be allocated pro rata among the relevant Lenders in accordance with their Pro Rata Shares; provided that, if any Lender shall have failed to pay its Pro Rata Share of any Loan, then any amount to which such Lender would otherwise be entitled pursuant to this Section 3.7 shall instead be payable to the Administrative Agent until the share of such Loan not funded or purchased by such Lender has been repaid. In the event any principal, interest, fee or other amount paid to any Lender pursuant to this Loan Agreement or any other Loan Document is rescinded or must otherwise be returned by the Administrative Agent, (a) such principal, interest, fee or other amount that had been satisfied by such payment shall be revived, reinstated and

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continued in full force and effect as if such payment had not occurred and (b) such Lender shall, upon the request of the Administrative Agent, repay to the Administrative Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Administrative Agent until the date the Administrative Agent receives such repayment at a rate per annum equal to the Federal Funds Rate if repaid within two (2) Business Days after such request and thereafter the Base Rate.

3.8 Sharing of Payments.

The Lenders agree among themselves that, except to the extent otherwise provided herein, in the event that any Lender shall obtain payment in respect of any Loan or any other obligation owing to such Lender under this Loan Agreement through the exercise of a right of setoff, banker’s lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable Debtor Relief Law or other similar Law or otherwise, or by any other means, in excess of its Pro Rata Share of such payment as provided for in this Loan Agreement, such Lender shall promptly pay in cash or purchase from the other Lenders a participation in such Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their Pro Rata Shares. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker’s lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be returned, each Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise returned. The Borrower agrees that (a) any Lender so purchasing such a participation may, to the fullest extent permitted by Law, exercise all rights of payment, including setoff, banker’s lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan or other obligation in the amount of such participation and (b) the Borrower Obligations that have been satisfied by a payment that has been rescinded or otherwise returned shall be revived, reinstated and continued in full force and effect as if such payment had not occurred. Except as otherwise expressly provided in this Loan Agreement, if any Lender or the Administrative Agent shall fail to remit to any other Lender an amount payable by such Lender or the Administrative Agent to such other Lender pursuant to this Loan Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable Debtor Relief Law or other similar Law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.8 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.8 to share in the benefits of any recovery on such secured claim.

Notwithstanding the foregoing, if there exists a Defaulting Lender, all amounts received by such Defaulting Lender hereunder shall be applied in accordance with Section 3.16(b).

3.9 Capital Adequacy.

If any Lender determines that any Change in Law has or would have the effect of reducing the rate of return on the capital or assets of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy, liquidity requirements and such Lender’s desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction; provided that such determination to charge such additional amounts to the Borrower shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with other similarly situated customers of the applicable Lender after consideration of such factors as such Lender then reasonably determines to be relevant.

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3.10 Successor LIBOR Rate Index.

(a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) or (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Loan Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (c) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Loan Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Loan Agreement or any other Loan Document.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.10, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Loan Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.10.

(d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of

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information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurodollar Loan of, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

3.11 Illegality.

If any Lender determines that any Requirement of Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans the interest rate on which is determined by reference to the Eurodollar Rate, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of Dollars in the London interbank market, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Loans or Base Rate Loan as to which the interest rate is determined with reference to the Eurodollar Base Rate or to convert Base Rate Loans to Eurodollar Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand to the Borrower from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Loans of such Lender to Base Rate Loans as to which the interest rate is not determined with reference to the Eurodollar Base Rate, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Loans. Upon any such prepayment or conversion, the Borrower shall also pay interest on the amount so prepaid or converted, together with any amounts due with respect thereto pursuant to Section 3.14.

3.12 Requirements of Law.

If the Administrative Agent or any Lender determines that as a result of any Change in Law, there shall be any increase in the cost to the Administrative Agent or such Lender of agreeing to make or making, funding, continuing, converting or maintaining Loans, or a reduction in the amount received or receivable by the Administrative Agent or such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.12 any such increased costs or reduction in amount resulting from (a) Indemnified Taxes or Other Taxes covered by Section 3.13 and the imposition of or change in the rate of any Excluded Taxes and (b) the Statutory Reserve Rate covered by the definition of Eurodollar Rate), then from time to time, upon demand of the Administrative Agent or such Lender (through the Administrative Agent), the Borrower

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shall pay to the Administrative Agent or such Lender such additional amounts as will compensate the Administrative Agent or such Lender for such increased cost or reduction in yield; provided that, such determination to charge such additional amounts to the Borrower shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with other similarly situated customers of the Administrative Agent or applicable Lender after consideration of such factors as the Administrative Agent or such Lender then reasonably determines to be relevant.

3.13 Taxes.

(a) Payments Free of Taxes. Except as required by applicable Law, any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Taxes; provided that if the Borrower shall be required by applicable Law to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or the applicable Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of paragraph (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.

(c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by the Administrative Agent or such Lender or required to be withheld or deducted from a payment to the Administrative Agent or such Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Borrower shall not be obligated to indemnify the Administrative Agent or any Lender for any amount in respect of any such penalties, interest or reasonable expenses if written demand therefor was not made by the Administrative Agent or such Lender within 180 days from the date on which such party makes payment for such penalties, interest or expenses; provided further that the foregoing limitation shall not apply to any such penalties, interest or reasonable expenses arising out of the retroactive application of any such Indemnified Tax. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. In addition, the Borrower shall indemnify the Administrative Agent and each Lender, within ten (10) days after demand therefor, for any incremental Taxes that may become payable by such Administrative Agent or Lender (or its beneficial owners) as a result of any failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to such Administrative Agent, pursuant to clause (d) below, documentation evidencing the payment of Taxes.

(d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

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(e) Status of Lenders.

(i) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than the documentation described below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of the Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person.

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Loan Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Loan Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(iii) duly completed copies of IRS Form W-8BEN or IRS Form W-8 BEN-E claiming eligibility for benefits of an income tax treaty to which the United States is a party;

(iv) duly completed copies of IRS Form W-8ECI;

(v) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (y) duly completed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

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(vi) any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower to determine the withholding or deduction required to be made.

(C) If a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Loan Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f) Treatment of Certain Refunds. If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified pursuant to this Section (including additional amounts paid by the Borrower pursuant to this Section), it shall pay to the applicable indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the applicable indemnifying party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over pursuant to this Section (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Administrative Agent or any Lender be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the Administrative Agent or Lender in a less favorable net after-Tax position than the Administrative Agent or Lender would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

(g) Indemnification of the Administrative Agent. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the

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obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.3(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (g).

(h) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations contained in this Section shall survive the resignation and/or replacement of the Administrative Agent, the replacement of a Lender and the satisfaction, discharge or payment in full of the Borrower Obligations and the termination of the Commitments.

3.14 Compensation.

Upon the written demand of any Lender, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Eurodollar Loan on a day other than the last day of the Interest Period for such Eurodollar Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Eurodollar Loan) to prepay, borrow, continue or convert any Eurodollar Loan on the date or in the amount previously requested by the Borrower.

The amount each such Lender shall be compensated pursuant to this Section 3.14 shall include, without limitation, (i) any loss incurred by such Lender in connection with the re-employment of funds prepaid, repaid, not borrowed or paid, as the case may be and (ii) any reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel) incurred and reasonably attributable thereto.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.14, each Lender shall be deemed to have funded each Eurodollar Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Loan was in fact so funded.

3.15 Determination and Survival of Provisions.

All determinations by the Administrative Agent or a Lender of amounts owing under Sections 3.9 through 3.14, inclusive, shall, absent manifest error, be conclusive and binding on the parties hereto and all amounts owing thereunder shall be due and payable within ten (10) Business Days of demand therefor. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods. Section 3.9 through 3.14, inclusive, shall survive the termination of this Loan Agreement and the payment of all Borrower Obligations.

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3.16 Defaulting Lenders.

Notwithstanding anything to the contrary contained in this Loan Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Loan Agreement shall be restricted as set forth in Section 11.6.

(b) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise, and including any amounts made available to the Administrative Agent for the account of such Defaulting Lender pursuant to Section 11.2), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Loan Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Loan Agreement; fourth, to the payment of any amounts owing to the Administrative Agent or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by the Administrative Agent or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Loan Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Loan Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (i) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (ii) such Loans were made at a time when the conditions set forth in Section 5.1 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 3.16(b) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(c) Fees. Fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.2(a).

(d) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

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3.17 Mitigation Obligations.

If any Lender requests compensation under Section 3.9 or Section 3.12, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.13 or if any Lender gives a notice pursuant to Section 3.11, then, at the request of the Borrower, such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.9, Section 3.12 or Section 3.13, as the case may be, in the future or eliminate the need for the notice pursuant to Section 3.11, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

SECTION 4

CONDITIONS PRECEDENT

4.1 Closing Conditions.

The obligation of the Lenders to enter into this Loan Agreement and to make the Loans is subject to satisfaction of the following conditions:

(a) Executed Loan Documents. Receipt by the Administrative Agent of duly executed copies of: (i) this Loan Agreement and (ii) the Notes to the extent requested by the Lenders.

(b) Authority Documents. Receipt by the Administrative Agent of the following:

(i) Organizational Documents. Copies of the articles of incorporation of the Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its formation and copies of the bylaws of the Borrower certified by a secretary or assistant secretary (or the equivalent) of the Borrower to be true and correct as of the Closing Date.

(ii) Resolutions. Copies of resolutions of the board of directors of the Borrower approving and adopting this Loan Agreement and the other Loan Documents to which it is a party, the transactions contemplated herein and therein and authorizing execution and delivery hereof and thereof, certified by a secretary or assistant secretary (or the equivalent) of the Borrower to be true and correct and in full force and effect as of the Closing Date.

(iii) Good Standing. Copies of a certificate of good standing, existence or its equivalent with respect to the Borrower certified as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its formation.

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(iv) Incumbency. An incumbency certificate of the Borrower certified by a secretary or assistant secretary (or the equivalent) of the Borrower to be true and correct as of the Closing Date.

(c) Opinions of Counsel. Receipt by the Administrative Agent of opinions of counsel from counsel to the Borrower (which may include in-house counsel with respect to matters of New Mexico law), in form and substance acceptable to the Administrative Agent, addressed to the Administrative Agent and the Lenders and dated as of the Closing Date.

(d) Financial Statements. Receipt by the Administrative Agent of a copy of (i) the annual consolidated financial statements (including balance sheets, income statements and cash flow statements) of the Borrower and its Subsidiaries for Fiscal Years 2018 and 2019, audited by independent public accountants of recognized national standing, (ii) the consolidated balance sheet, income statement, and statement of cash flows of the Borrower and its Subsidiaries for each of the Fiscal Quarters ended March 31, 2020 and June 30, 2020, together with a year to date statement of cash flows and (iii) such other financial information regarding the Borrower as the Administrative Agent may reasonably request. The Administrative Agent acknowledges that the items described in clauses (i) and (ii) above have been posted on the Borrower’s website at the website address listed on Schedule 11.1 and are therefore deemed to have been received by the Administrative Agent.

(e) [Reserved].

(f) Material Adverse Effect. Since December 31, 2019, except as disclosed in the SEC Reports, (i) there shall have been no development or event relating to or affecting the Borrower or any of its Subsidiaries that has had or could be reasonably expected to have a Material Adverse Effect, and (ii) no Material Adverse Change shall have occurred in the facts and information regarding the Borrower and its Subsidiaries as disclosed in the SEC Reports.

(g) Litigation. There shall not exist any material order, decree, judgment, ruling or injunction or any material pending or threatened action, suit, investigation or proceeding against the Borrower or any of its Subsidiaries except as disclosed in the SEC Reports.

(h) Consents. All necessary governmental, shareholder and third party consents and approvals, if any, with respect to this Loan Agreement and the Loan Documents and the transactions contemplated herein and therein have been received and no condition or Requirement of Law exists which would reasonably be likely to restrain, prevent or impose any material adverse conditions on the transactions contemplated hereby and by the other Loan Documents.

(i) Officer’s Certificates. Receipt by the Administrative Agent of a certificate or certificates executed by a Financial Officer or an Authorized Officer of the Borrower as of the Closing Date stating that (i) the Borrower and each of its Subsidiaries are in compliance in all material respects with all existing material financial obligations (other than Specified Defaults) and all material Requirements of Law, (ii) there does not exist any material order, decree, judgment, ruling or injunction or any material pending or threatened action, suit, investigation or proceeding against the Borrower or any of its Subsidiaries except as disclosed in the SEC Reports, (iii) the financial statements and information delivered to the Administrative Agent on or before the Closing Date were prepared in good faith and in accordance with GAAP and (iv) immediately after giving effect to this Loan Agreement, the other Loan Documents and all the transactions contemplated herein or therein to occur on such date, (A) the Borrower is Solvent, (B) no Default or Event of Default exists, (C) all representations and warranties contained herein and in the other Loan

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Documents are true and correct in all material respects, (D) since December 31, 2019, except as disclosed in the SEC Reports, there has been no development or event relating to or affecting the Borrower or any of its Subsidiaries that has had or could be reasonably expected to have a Material Adverse Effect, and no Material Adverse Change has occurred in the facts and information regarding the Borrower and its Subsidiaries as disclosed in the SEC Reports and (E) the Borrower is in compliance with the financial covenant set forth in Section 7.2, as of June 30, 2020, as demonstrated in the Covenant Compliance Worksheet attached to such certificate.

(j) Account Designation Letter. Receipt by the Administrative Agent of an executed counterpart of the Account Designation Letter.

(k) PATRIOT Act. The Borrower shall have provided to the Administrative Agent and the Lenders the documentation and other information reasonably requested by the Administrative Agent in order to comply with requirements of the PATRIOT Act and the Beneficial Ownership Regulation.

(l) Fees and Expenses. Unless waived by the Person entitled thereto, payment by the Borrower of the fees required to be paid pursuant to the Fee Letter on the Closing Date and all attorneys’ fees and expenses owed by it to the Administrative Agent, the Arranger and the Lenders on or before the Closing Date.

(m) Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender.

Without limiting the generality of the provisions of Section 10.4, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Loan Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

SECTION 5

CONDITIONS TO FUNDING OF LOANS

5.1 Funding Requirements.

In addition to the conditions precedent set forth in Section 4.1 of this Loan Agreement, the Lenders shall not be obligated to make the Loans unless the following conditions are satisfied as of the date of each Borrowing:

(a) Notice. The Borrower shall have delivered a Notice of Borrowing, duly executed and completed by the time specified in Section 2.1.

(b) Representations and Warranties. The representations and warranties made by the Borrower in any Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) at and as if made as of such date except to the extent they expressly and exclusively relate to an earlier date.

(c) No Default. No Default or Event of Default shall exist and be continuing either prior to or after giving effect to the requested Borrowing.

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The delivery of the Notice of Borrowing shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (b) and (c) above.

SECTION 6

REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into this Loan Agreement and to induce the Lenders to extend the credit contemplated hereby, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

6.1 Organization and Good Standing.

Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified and in good standing as a foreign entity authorized to do business in every other jurisdiction where the failure to so qualify would have a Material Adverse Effect and (c) has the requisite power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted.

6.2 Due Authorization.

The Borrower (a) has the requisite corporate power and authority to execute, deliver and perform this Loan Agreement and the other Loan Documents and to incur the obligations herein and therein provided for and (b) has been authorized by all necessary action to execute, deliver and perform this Loan Agreement and the other Loan Documents.

6.3 No Conflicts.

Neither the execution and delivery of this Loan Agreement and the other Loan Documents, nor the consummation of the transactions contemplated herein and therein, nor performance of and compliance with the terms and provisions hereof and thereof by the Borrower will (a) violate or conflict with any provision of its organizational documents, (b) violate, contravene or conflict with any law, regulation (including without limitation, Regulation U and Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which would have or would be reasonably expected to have a Material Adverse Effect or (d) result in or require the creation of any Lien upon or with respect to its properties.

6.4 Consents.

No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance of this Loan Agreement or any of the other Loan Documents that has not been obtained or completed.

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6.5 Enforceable Obligations.

This Loan Agreement and the other Loan Documents have been duly executed and delivered and constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as may be limited by Debtor Relief Laws or similar laws affecting creditors’ rights generally or by general equitable principles.

6.6 Financial Condition.

The financial statements delivered to the Lenders pursuant to Section 4.1(d) and pursuant to Sections 7.1(a) and (b): (i) have been prepared in accordance with GAAP except that the quarterly financial statements are subject to year-end adjustments and have fewer footnotes than annual statements and (ii) present fairly the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries as of such date and for such periods. No opinion provided with respect to the Borrower’s financial statements pursuant to Section 4.1(d) or 7.1(a) (or as to any prior annual financial statements) has been withdrawn.

6.7 No Material Change.

(a) Since December 31, 2019, except as disclosed in the SEC Reports, there has been no development or event relating to or affecting the Borrower or any of its Subsidiaries which would have or would reasonably be expected to have a Material Adverse Effect.

(b) Since December 31, 2019, except as disclosed in the SEC Reports, there has been no sale, transfer or other disposition by the Borrower or any of its Subsidiaries of any material part of its business or property, and no purchase or other acquisition by the Borrower or any of its Subsidiaries of any business or property (including the Capital Stock of any other Person) material in relation to the financial condition of the Borrower or any of its Subsidiaries, in each case which is not (i) reflected in the most recent financial statements delivered to the Lenders pursuant to Section 4.1(d) or 7.1 or in the notes thereto or (ii) otherwise permitted by the terms of this Loan Agreement and communicated to the Lenders.

6.8 No Default.

Neither the Borrower nor any of its Subsidiaries is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default would have or would reasonably be expected to have a Material Adverse Effect. No Default or Event of Default presently exists and is continuing.

6.9 Litigation.

Except as disclosed in the SEC Reports, there are no actions, suits, investigations or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which would have or would reasonably be expected to have a Material Adverse Effect.

6.10 Taxes.

Each of the Borrower and its Subsidiaries has filed, or caused to be filed, all material tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes shown to be due (including interest and penalties) and has paid all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owed by it, except for such taxes (i) the amount of which, individually or in the aggregate, is not material, or (ii) which are not yet delinquent or that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP.

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6.11 Compliance with Law.

Each of the Borrower and its Subsidiaries is in compliance with all laws, rules, regulations, orders and decrees applicable to it or to its properties, unless such failure to comply would not have or would not reasonably be expected to have a Material Adverse Effect.

6.12 ERISA.

(a) Except as would not result or reasonably be expected to result in a Material Adverse Effect:

(i) Each Single Employer Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws, regulations and published interpretations thereunder, except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Single Employer Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. No liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties assessed with respect to any Single Employer Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect.

(ii) No ERISA Event has occurred or is reasonably expected to occur.

(iii) No Prohibited Transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Single Employer Plan which has subjected or would be reasonably likely to subject the Borrower or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

(iv) No proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to the best of the knowledge of the Borrower after due inquiry, threatened concerning or involving (i) any employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Borrower or any ERISA Affiliate (a “Welfare Plan”), (ii) any Single Employer Plan or (iii) any Multiemployer Plan.

(v) Each Welfare Plan to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects with such sections.

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(b) The Borrower represents and warrants as of the Closing Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments.

6.13 Use of Proceeds; Margin Stock.

The proceeds of the Borrowings hereunder will be used solely for the purposes specified in Section 7.9. None of such proceeds will be used (a)(i) for the purpose of purchasing or carrying any Margin Stock or (ii) for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry Margin Stock, or (iii) for any other purpose that might constitute this transaction a “purpose credit” within the meaning of Regulation U or (b) for the acquisition of another Person unless the board of directors (or other comparable governing body) or stockholders, as appropriate, of such Person has approved such acquisition.

6.14 Government Regulation.

The Borrower is not an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or controlled by such a company.

6.15 Solvency.

The Borrower is and, after the consummation of the transactions contemplated by this Loan Agreement, will be Solvent.

6.16 Disclosure.

Neither this Loan Agreement nor any financial statements delivered to the Administrative Agent or the Lenders nor any other document, certificate or statement furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, taken as a whole, not misleading.

6.17 Environmental Matters.

Except as would not result or reasonably be expected to result in a Material Adverse Effect: (a) each of the properties of the Borrower and its Subsidiaries (the “Properties”) and all operations at the Properties are in substantial compliance with all applicable Environmental Laws, (b) there is no undocumented or unreported violation of any Environmental Laws with respect to the Properties or the businesses operated by the Borrower and its Subsidiaries (the “Businesses”) that the Borrower is aware of, and (c) there are no conditions relating to the Businesses or Properties that have given rise to or would reasonably be expected to give rise to a liability under any applicable Environmental Laws or to any Environmental Claim.

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6.18 [Reserved].

6.19 [Reserved].

6.20 Anti-Corruption Laws and Sanctions.

The Borrower has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Borrower, any Subsidiary and their respective directors, officers and employees with the Anti-Corruption Laws and applicable Sanctions. The Borrower, any Subsidiary and to the knowledge of the Borrower or such Subsidiary their respective officers, directors and employees, are in compliance with the Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any third party that will act in any capacity on behalf of or at the direction of the Borrower or any Subsidiary in connection with or will benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, use of proceeds or other transactions by the Borrower or any Subsidiary contemplated by this Loan Agreement will knowingly violate any Anti-Corruption Law or applicable Sanctions.

6.21 Affected Financial Institutions.

The Borrower is not an Affected Financial Institution.

SECTION 7

AFFIRMATIVE COVENANTS

The Borrower covenants and agrees that until the later of the (i) Commitment Termination Date and (ii) the payment in full of all Borrower Obligations:

7.1 Information Covenants.

The Borrower will furnish, or cause to be furnished, to the Lenders:

(a) Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each Fiscal Year of the Borrower commencing with the 2020 Fiscal Year, a consolidated balance sheet and income statement of the Borrower and its Subsidiaries, as of the end of such Fiscal Year, together with the related consolidated statements of income and of cash flows for such Fiscal Year, setting forth in comparative form figures for the preceding Fiscal Year, all such financial information described above to be in reasonable form and detail and, in each case, audited by independent certified public accountants of recognized national standing reasonably acceptable to the Required Lenders and whose opinion shall be furnished to the Lenders, and shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any respect. To the extent that any VIEs have been consolidated with the Borrower in the preparation of the financial statements furnished pursuant to this Section 7.1(a) (as contemplated in Section 1.3(c)), the Borrower shall deliver to the Administrative Agent with such financial statements a reconciliation of such financial statements that excludes the impact of such consolidation.

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(b) Quarterly Financial Statements. As soon as available, and in any event within 60 days after the close of each Fiscal Quarter of the Borrower commencing with the Fiscal Quarter ending September 30, 2020 (other than the fourth Fiscal Quarter), a consolidated balance sheet and income statement of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter, together with the related consolidated statement of income for such Fiscal Quarter and a year to date statement of cash flows, in each case setting forth in comparative form figures for the corresponding period of the preceding Fiscal Year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Required Lenders, and, in each case, accompanied by a certificate of a Financial Officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of such Person and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and except that the quarterly financial statements have fewer footnotes than annual statements. To the extent that any VIEs have been consolidated with the Borrower in the preparation of the financial statements furnished pursuant to this Section 7.1(b) (as contemplated in Section 1.3(c)), the Borrower shall deliver to the Administrative Agent with such financial statements a reconciliation of such financial statements that excludes the impact of such consolidation.

(c) Officer’s Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of a Financial Officer substantially in the form of Exhibit 7.1(c): (i) setting forth calculations demonstrating compliance by the Borrower with the financial covenant set forth in Section 7.2 as of the end of such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrower proposes to take with respect thereto.

(d) Reports. Notice of the filing by the Borrower of any Form 10-Q, Form 10-K or Form 8-K with the SEC promptly upon the filing thereof and copies of all financial statements, proxy statements, notices and reports as the Borrower shall send to its shareholders concurrently with the mailing of any such statements, notices or reports to its shareholders.

(e) Notices. Upon the Borrower obtaining knowledge thereof, the Borrower will give written notice to the Administrative Agent within ten (10) days of (i) the occurrence of a Default or Event of Default, specifying the nature and extent thereof and what action the Borrower proposes to take with respect thereto and (ii) the occurrence of any of the following with respect to the Borrower or any of its Subsidiaries (A) the pendency or commencement of any litigation, arbitration or governmental proceeding against the Borrower or any of its Subsidiaries which, if adversely determined, would have or would reasonably be expected to have a Material Adverse Effect, (B) one or more judgments, orders, or decrees shall be entered against the Borrower or any of its Subsidiaries involving a liability of $20,000,000 or more, in the aggregate or (C) the institution of any proceedings against the Borrower or any of its Subsidiaries with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation or alleged violation of, any federal, state or local law, rule or regulation (including, without limitation, any Environmental Laws), the violation of which would have or would reasonably be expected to have a Material Adverse Effect.

(f) ERISA. Upon the Borrower or any ERISA Affiliate obtaining knowledge thereof, the Borrower will give written notice to the Administrative Agent promptly (and in any event within ten days) of any of the following which would result in or reasonably would be expected to result in a Material Adverse Effect: (i) any unfavorable determination letter from the IRS regarding the qualification of a Single Employer Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by the Borrower or any ERISA Affiliate of the PBGC’s intent to

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terminate any Single Employer Plan or to have a trustee appointed to administer any Single Employer Plan, (iii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower or any of its ERISA Affiliates, or of a determination that any Multiemployer Plan is insolvent (within the meaning of Title IV of ERISA); or (iv) the Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Single Employer Plan under a distress termination within the meaning of Section 4041(c) of ERISA. Promptly upon request, the Borrower shall furnish the Lenders with such additional information concerning any Single Employer Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each “plan year” (within the meaning of Section 3(39) of ERISA).

(g) Debt Ratings. Prompt notice of any change in its Debt Ratings.

(h) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of the Borrower as the Lenders may reasonably request.

Documents required to be delivered pursuant to Section 7.1(a), (b) or (d) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 11.1; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (A) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Officer’s Certificate required by Section 7.1(c) to the Administrative Agent. Except for such Officer’s Certificate, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

7.2 Financial Covenant.

The ratio of (a) Consolidated Indebtedness to (b) Consolidated Capitalization shall be less than or equal to 0.70 to 1.0 as of the last day of any Fiscal Quarter.

7.3 Preservation of Existence and Franchises.

(a) The Borrower will do (and will cause each of its Subsidiaries to do) all things necessary to preserve and keep in full force and effect its existence and all material rights, franchises and authority.

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(b) The Borrower will maintain (and will cause each of its Subsidiaries to maintain) its properties in working order and condition and not waste or otherwise permit such properties to deteriorate, reasonable wear and tear excepted; provided that this Section 7.3(b) shall not prevent the Borrower or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Borrower has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

7.4 Books and Records.

The Borrower will keep (and will cause each of its Subsidiaries to keep) complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

7.5 Compliance with Law.

(a) The Borrower will comply (and will cause each of its Subsidiaries to comply) with all laws (including, without limitation, all Environmental Laws and ERISA laws), rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its properties, if the failure to comply would have or would reasonably be expected to have a Material Adverse Effect.

(b) Without limiting clause (a) above, the Borrower will, and will cause each of its Subsidiaries to, ensure that no person who owns a controlling interest in or otherwise controls the Borrower or any Subsidiary is or shall be a Sanctioned Person.

(c) The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with the Anti-Corruption Laws and applicable Sanctions.

(d) The Borrower shall, and shall cause each of its Subsidiaries to, provide such information and take such actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the PATRIOT Act and applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Beneficial Ownership Regulation.

7.6 Payment of Taxes and Other Indebtedness.

The Borrower will (and will cause each of its Subsidiaries to) pay, settle or discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) all of its other Indebtedness as it shall become due (to the extent such repayment is not otherwise prohibited by this Loan Agreement); provided, however, that the Borrower and its Subsidiaries shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) would give rise to an immediate right to foreclose or collect on a Lien securing such amounts or (ii) would have or would be reasonably expected to have a Material Adverse Effect.

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7.7 Insurance.

The Borrower will (and will cause each of its Subsidiaries to) at all times maintain in full force and effect insurance (including worker’s compensation insurance and general liability insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

7.8 Performance of Obligations.

The Borrower will perform (and will cause each of its Subsidiaries to perform) in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound; provided that the Specified Defaults will not constitute such a failure to perform for purposes of this Section 7.8.

7.9 Use of Proceeds.

The proceeds of the Borrowings may be used solely (a) to refinance Indebtedness of the Borrower, (b) to pay fees and expenses required by the Loan Documents and (c) for general corporate purposes of the Borrower (including, but not limited to, working capital and capital expenditures). The Borrower will not request any Borrowing, and the Borrower shall not use, and shall use commercially-reasonable efforts to ensure that any Subsidiary and its or their respective directors, officers and employees shall not use, the proceeds of any Borrowing directly or, to the knowledge of the Borrower, indirectly (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person in violation of applicable Sanctions, or in any Sanctioned Country in violation of applicable Sanctions.

7.10 Audits/Inspections.

Upon reasonable notice and during normal business hours and subject to the Borrower’s applicable safety protocols, the Borrower will permit representatives appointed by the Administrative Agent or the Lenders, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect the Borrower’s property, including its books and records, its accounts receivable and inventory, the Borrower’s facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or such Lender or its representatives to investigate and verify the accuracy of information provided to it and to discuss all such matters with the officers, employees and representatives of the Borrower; provided, that an officer or authorized agent of the Borrower shall be present during any such discussions between the officers, employees or representatives of the Borrower and the representatives of the Administrative Agent or any Lender.

7.11 Ownership of Certain Subsidiaries.

The Borrower shall at all times, (a) own and control 100% of the Voting Stock of PSNM and (b) own and control, directly or indirectly, 100% of the Voting Stock of TNMP.

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SECTION 8

NEGATIVE COVENANTS

Unless otherwise approved in writing by the Required Lenders, the Borrower covenants and agrees that, until the later of (i) the Commitment Termination Date and (ii) the payment in full of all Borrower Obligations:

8.1 Nature of Business.

The Borrower will not materially alter the character of its business from that conducted as of the Closing Date.

8.2 Consolidation and Merger.

The Borrower will not (a) merge with or into any other Person or consummate a Division as the Dividing Person or (b) consolidate, liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, so long as no Default or Event of Default shall exist or be caused thereby, a Person may be merged or consolidated with or into the Borrower so long as the Borrower shall be the continuing or surviving Person; provided that the Merger Transactions pursuant to clause (i) of the definition thereof will not constitute a violation of this Section 8.2.

8.3 Sale or Lease of Assets.

The Borrower will not (nor will it permit its Subsidiaries to) sell, lease, transfer or otherwise dispose of, any of its assets (including, without limitation, all or substantially all of its assets, whether in one transaction or a series of related transactions and whether effected pursuant to a Division or otherwise) except (a) sales or transfers of accounts receivable and related rights to payment in connection with a State Approved Securitization, sales or transfers of stranded costs and related rights to payment in connection with a TNMP Securitization and other sales and transfers of accounts receivable and related rights to payment so long as such other sales and transfers are non-recourse to the Borrower (other than with respect to Standard Securitization Undertakings) and are otherwise on commercially reasonable terms; (b) sales of assets (excluding those permitted in clause (a) hereof) for fair value, if the aggregate value of all such transactions in any calendar year, does not exceed 25% of the book value of Total Assets, as calculated as of the end of the most recent Fiscal Quarter; and (c) the sale, lease, transfer or other disposition, at less than fair value, of any other assets, provided that the aggregate book value of such assets shall not exceed $20,000,000 in any calendar year.

8.4 Affiliate Transactions.

The Borrower will not enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm’s-length transaction with a Person other than an Affiliate.

8.5 Liens.

The Borrower will not (nor will it permit its Subsidiaries to) contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, securing any Indebtedness other than the following: (a) Liens securing the Borrower Obligations, (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen’s, mechanics’, warehousemen’s, carrier’s, landlords’ and other nonconsensual statutory Liens which are not yet due and payable, which have been in

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existence less than 90 days or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (d) pledges or deposits made in the ordinary course of business to secure payment of worker’s compensation insurance, unemployment insurance, pensions or social security programs, (e) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money), (f) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds, (g) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes, (h) judgment Liens that would not constitute an Event of Default, (i) Liens arising by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution, (j) any Lien created or arising over any property which is acquired, constructed or created by the Borrower or its Subsidiaries, but only if (i) such Lien secures only principal amounts (not exceeding the cost of such acquisition, construction or creation) raised for the purposes of such acquisition, construction or creation, together with any costs, expenses, interest and fees incurred in relation thereto or a guarantee given in respect thereof, (ii) such Lien is created or arises on or before 180 days after the completion of such acquisition, construction or creation, (iii) such Lien is confined solely to the property so acquired, constructed or created and any improvements thereto and (iv) the aggregate principal amount of all Indebtedness secured by such Liens shall not exceed $50,000,000 at any one time outstanding, (k) any Lien on Margin Stock, (l) the assignment of, or Liens on, accounts receivable, stranded costs and related rights to payment in connection with (i) a State Approved Securitization, (ii) the TNMP Securitization and (iii) any other accounts receivable securitization so long as such other securitization is non-recourse to the Borrower (other than with respect to Standard Securitization Undertakings) and is otherwise on commercially reasonable terms, and the filing of related financing statements under the Uniform Commercial Code of the applicable jurisdictions, (m) the assignment of, or Liens on, demand, energy or wheeling revenues, or on capacity reservation or option fees, payable to the Borrower or any of its Subsidiaries with respect to any wholesale electric service or transmission agreements, the assignment of, or Liens on, revenues from energy services contracts, and the assignment of, or Liens on, capacity reservation or option fees payable to the Borrower or such Subsidiary with respect to asset sales permitted herein, (n) Liens on assets of TNMP to the extent such Liens are not prohibited by (i) the TNMP First Mortgage Bonds or the indenture pursuant to which the TNMP First Mortgage Bonds are issued, as the TNMP First Mortgage Bonds or such indenture may be amended, supplemented, refunded or replaced from time to time, or (ii) the TNMP Credit Agreement, as such TNMP Credit Agreement may be amended, restated or replaced from time to time, but subject in each case to Section 7.2 of this Loan Agreement, (o) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens referred to in the foregoing clauses (a) through (n), for amounts not exceeding the principal amount of the Indebtedness secured by the Lien so extended, renewed or replaced, provided that such extension, renewal or replacement Lien is limited to all or a part of the same property or assets that were covered by the Lien extended, renewed or replaced (plus improvements on such property or assets), (p) Liens on Property that is subject to a lease that is classified as an operating lease as of the Closing Date but which is subsequently converted to a capital lease, (q) Liens securing obligations under Hedging Agreements entered into in the ordinary course of business and not for speculative purposes, (r) Liens granted by bankruptcy remote special purpose Subsidiaries to secure stranded cost securitization bonds, (s) Liens upon any property in favor of the lenders under any Material Credit Agreement securing Indebtedness

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thereunder; provided that (i) the Borrower Obligations shall concurrently be secured equally and ratably with (or prior to) such Indebtedness under such Material Credit Agreement so long as such other Indebtedness shall be secured and (ii) the Borrower, the lenders or any administrative agent under such Material Credit Agreement and the Administrative Agent, for the benefit of the Lenders, shall have entered into such security agreements, collateral trust and sharing agreements, intercreditor agreements and other documentation deemed necessary by the Administrative Agent in respect of such Lien on terms and conditions acceptable to the Administrative Agent (including, without limitation, with respect to the voting of claims and release or modification of any such Lien or all or any portion of the collateral thereunder), and (t) Liens on Property, in addition to those otherwise permitted by clauses (a) through (s) above, securing, directly or indirectly, Indebtedness or obligations arising pursuant to other agreements entered into in the ordinary course of business which do not exceed, in the aggregate at any one time outstanding, $50,000,000.

8.6 Accounting Changes.

The Borrower will not (nor will it permit any of its Subsidiaries to) make or permit, any change in accounting policies or reporting practices, except as required by GAAP, or as permitted by GAAP, if the amounts involved are not material.

SECTION 9

EVENTS OF DEFAULT

9.1 Events of Default.

An Event of Default shall exist upon the occurrence of any of the following specified events (each an “Event of Default”):

(a) Payment. The Borrower shall: (i) default in the payment when due of any principal of any of the Loans; or (ii) default, and such default shall continue for three (3) or more Business Days, in the payment when due of any interest on the Loans or of any fees or other amounts owing hereunder, under any of the other Loan Documents or in connection herewith or therewith.

(b) Representations. Any representation, warranty or statement made or deemed to be made by the Borrower herein, in any of the other Loan Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made.

(c) Covenants. The Borrower shall:

(i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.1(e)(i), 7.2, 7.3(a) (solely with respect to the existence of the Borrower), 7.9, 7.10, 7.11 or 8.1 through 8.6 inclusive; or

(ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 9.1) contained in this Loan Agreement or any other Loan Document and such default shall continue unremedied for a period of at least 30 days after the earlier of an Authorized Officer of the Borrower becoming aware of such default or notice thereof given by the Administrative Agent.

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(d) Loan Documents. Any Loan Document shall fail to be in force and effect or the Borrower shall so assert or any Loan Document shall fail to give the Administrative Agent or the Lenders the material rights, powers, liens and privileges purported to be created thereby.

(e) Bankruptcy, etc. The occurrence of any of the following with respect to the Borrower or any of its Subsidiaries (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower or any of its Subsidiaries in an involuntary case under any applicable Debtor Relief Law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Borrower or any of its Subsidiaries or for any substantial part of their property or ordering the winding up or liquidation of its affairs; or (ii) an involuntary case under any applicable Debtor Relief Law now or hereafter in effect is commenced against the Borrower or any of its Subsidiaries and such petition remains unstayed and in effect for a period of sixty (60) consecutive days; or (iii) the Borrower or any of its Subsidiaries shall commence a voluntary case under any applicable Debtor Relief Law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) the Borrower or any of its Subsidiaries admit in writing its inability to pay its debts generally as they become due or any action shall be taken by any Person in furtherance of any of the aforesaid purposes.

(f) Defaults under Other Agreements.

(i) The Borrower or any of its Subsidiaries shall default in the due performance or observance (beyond the applicable grace period with respect thereto) of any material obligation or condition of any contract or lease to which it is a party, if such default would have or would reasonably be expected to have a Material Adverse Effect.

(ii) With respect to any Indebtedness of the Borrower or any of its Subsidiaries (other than Indebtedness outstanding under this Loan Agreement) in excess of $40,000,000 in the aggregate (A) the Borrower or such Subsidiary shall (x) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to such Indebtedness, or (y) default (after giving effect to any applicable grace period) in the observance or performance of any covenant or agreement relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist (other than a Specified Default), the effect of which default or other event or condition is to cause or permit the holder or the holders of such Indebtedness (or any trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required) such Indebtedness to become due prior to its stated maturity; or (B) such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment prior to the stated maturity thereof; or (C) such Indebtedness shall mature and remain unpaid.

(g) Judgments. Any judgment, order or decree involving a liability of $40,000,000 or more, or one or more judgments, orders, or decrees involving a liability of $80,000,000 or more, in the aggregate, shall be entered against the Borrower or any of its Subsidiaries and such judgments, orders or decrees shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (i) the last day on which such judgment, order or decree becomes final and unappealable and, where applicable, with the status of a judicial lien or (ii) 60 days; provided that if such judgment, order or decree provides for periodic payments over time then the Borrower or such Subsidiary shall have a grace period of 30 days with respect to each such periodic payment.

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(h) ERISA. The occurrence of any of the following events or conditions (i) an ERISA Event or (ii) the Borrower or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Single Employer Plan or Sections 412 or 430 of the Code, the Borrower or any ERISA Affiliate is required to pay as contributions thereto and which are in excess of the Threshold Amount.

(i) Change of Control. There shall occur a Change of Control.

9.2 Acceleration; Remedies.

Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may or, upon the request and direction of the Required Lenders, shall take the following actions without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower, except as otherwise specifically provided for herein:

(a) Acceleration of Loans. Declare the unpaid principal of and any accrued interest in respect of all Loans and any and all other Borrower Obligations of any and every kind owing by the Borrower to the Administrative Agent or the Lenders under the Loan Documents to be due, whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

(b) Termination of Commitments. Declare the Commitments of each Lender terminated, whereupon the Commitments of each Lender shall forthwith terminate immediately.

(c) Enforcement of Rights. To the extent permitted by Law enforce any and all rights and interests created and existing under applicable Law and under the Loan Documents, including, without limitation, all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(e) shall occur, then all Loans, all accrued interest in respect thereof, all accrued and unpaid fees and other Borrower Obligations owing to the Administrative Agent and the Lenders hereunder shall immediately become due and payable and all Commitments of the Lenders shall immediately terminate, in each case without the giving of any notice or other action by the Administrative Agent or the Lenders, which notice or other action is expressly waived by the Borrower.

Notwithstanding the fact that enforcement powers reside primarily with the Administrative Agent, each Lender has, to the extent permitted by Law, a separate right of payment and shall be considered a separate “creditor” holding a separate “claim” within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute.

9.3 Allocation of Payments After Event of Default.

Notwithstanding any other provisions of this Loan Agreement, after the occurrence and during the continuation of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of amounts outstanding under any of the Loan Documents shall be paid over or delivered as follows:

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FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of legal counsel) of the Administrative Agent or any of the Lenders in connection with enforcing the rights of the Administrative Agent and the Lenders under the Loan Documents, ratably among them in proportion to the amounts described in this clause “FIRST” payable to them;

SECOND, to payment of any fees owed to the Administrative Agent or any Lender, ratably among them in proportion to the amounts described in this clause “SECOND” payable to them;

THIRD, to the payment of all accrued interest payable to the Lenders hereunder, ratably among them in proportion to the amounts described in this clause “THIRD” payable to them;

FOURTH, to the payment of the outstanding principal amount of the Loans, ratably among them in proportion to the amounts described in this clause “FOURTH” payable to them;

FIFTH, to all other Borrower Obligations which shall have become due and payable under the Loan Documents and not repaid pursuant to clauses “FIRST” through “FOURTH” above, ratably among the holders of such Borrower Obligations in proportion to the amounts described in this clause “FIFTH” payable to them; and

SIXTH, the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

SECTION 10

AGENCY PROVISIONS

10.1 Appointment and Authority.

Each of the Lenders hereby irrevocably appoints MUFG Bank, Ltd. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” as used herein or in any other Loan Documents (or any similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

10.2 Rights as a Lender.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

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10.3 Exculpatory Provisions.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, its Subsidiaries or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (a) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.6 and 9.2) or (b) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Loan Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Loan Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4, Section 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

10.4 Reliance by Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been

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made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.5 Delegation of Duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons. The exculpatory provisions of this Section shall apply to any such sub-agent and to the Agent-Related Persons of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

10.6 Resignation of Administrative Agent.

The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section and Section 11.5 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Agent-Related Persons in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

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10.7 Non-Reliance on Administrative Agent and Other Lenders.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Agent-Related Persons and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Loan Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Agent-Related Persons and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Loan Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder and in deciding whether or the extent to which it will continue as a Lender or assign or otherwise transfer its rights, interests and obligations hereunder.

None of the Lenders, if any, identified in this Loan Agreement as a Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Loan Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender.

10.8 No Other Duties, Etc.

Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers or agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Loan Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.

10.9 Administrative Agent May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Borrower Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 11.5) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 11.5.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Borrower Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

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The Administrative Agent shall have the exclusive right on behalf of the Lenders to enforce the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of this Loan Agreement.

10.10 Status of Lenders.

The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender.

10.11 ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other party hereto, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Loan Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Loan Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Loan Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Loan Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Loan Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (i) clause (i) of Section 10.11(a) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) of Section 10.11(a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being

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a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Loan Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Loan Agreement, any Loan Document or any documents related hereto or thereto).

SECTION 11

MISCELLANEOUS

11.1 Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower or the Administrative Agent, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.1; and

(ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Electronic Systems to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by using Electronic Systems pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

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(c) Borrower Materials/The Platform. The Borrower hereby acknowledges that (i) the Administrative Agent and/or the Arranger will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on SyndTrak or another similar electronic system (the “Platform”). THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Agent-Related Persons (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Agent-Related Persons of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

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11.2 Right of Set-Off.

In addition to any rights now or hereafter granted under applicable Law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and the commencement of remedies described in Section 9.2, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation, branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of the Borrower against obligations and liabilities of the Borrower to the Lenders hereunder, under the Notes, the other Loan Documents or otherwise, irrespective of whether the Administrative Agent or the Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Borrower hereby agrees that any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Sections 3.8 or 11.3(d) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

11.3 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Loan Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Agent-Related Persons of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Loan Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Loan Agreement (including all or a portion of its Commitments and its Loans (at the time owing to it)); provided that:

(i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitments or principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

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provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Loan Agreement with respect to the Commitments and Loans assigned;

(iii) no consent shall be required for any assignment to an Eligible Assignee except to the extent required by paragraph (b)(i) of this Section and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that the Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth (5th) Business Day; and

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment (provided, that only one such fee will be payable in connection with simultaneous assignments to two or more Approved Funds by a Lender), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Ineligible Institutions. No such assignment shall be made to any Ineligible Institution.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Loan Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Loan Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Loan Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Loan Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.9, 3.12, 3.13, 3.14, and 11.5(b) with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Loan Agreement that does not comply with this subsection shall be treated for purposes of this Loan Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

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(c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments and the principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Loan Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan Documents is pending, any Lender may request and receive from the Administrative Agent a copy of the Register.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than an Ineligible Institution) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Loan Agreement (including all or a portion of its Commitments and Loans owing to it); provided that (i) such Lender’s obligations under this Loan Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Loan Agreement. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Commitments and Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Loan Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Loan Agreement and to approve any amendment, modification or waiver of any provision of this Loan Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.6 that affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.9, 3.12 3.13 and 3.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 3.7 as though it were a Lender, provided such Participant agrees to be subject to Section 3.8 as though it were a Lender.

(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.9, 3.12, 3.13, or 3.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.13 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.13(e) as though it were a Lender.

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(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Loan Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central banking authority; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include Electronic Signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

11.4 No Waiver; Remedies Cumulative.

No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between the Borrower and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

11.5 Attorney Costs, Expenses, Taxes and Indemnification by Borrower.

(a) The Borrower agrees (i) to pay or reimburse the Administrative Agent and the Arranger for all costs and expenses incurred in connection with the preparation, negotiation and execution of this Loan Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all reasonable fees and expenses of legal counsel, and (ii) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Loan Agreement or the other Loan Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Borrower Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all reasonable fees and expenses of legal counsel. The foregoing costs and expenses shall include all search, filing, recording, and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the Arranger

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and the cost of independent public accountants and other outside experts retained by the Administrative Agent, the Arranger or any Lender. Other than costs and expenses payable in connection with the closing of the transactions contemplated by this Loan Agreement pursuant to this Section 11.5(a) (which shall be payable on the Closing Date unless otherwise agreed by the Administrative Agent and the Arranger), all amounts due under this Section 11.5 shall be payable within ten (10) Business Days after demand therefor. The agreements in this Section shall survive the termination of the Commitments and repayment of all other Borrower Obligations.

(b) Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, advisors and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including the reasonable fees and expenses of legal counsel) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment, any Loan or the use or proposed use of the proceeds therefrom, or (iii) any actual or alleged presence or release of Hazardous Substances on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary of the Borrower, or any Environmental Claim related in any way to the Borrower or any Subsidiary of the Borrower, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding), whether brought by a third party or by the Borrower or any Subsidiary, and regardless of whether any Indemnitee is a party thereto or (v) any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof, by the Administrative Agent or any Lender as a result of conduct of the Borrower that violates a sanction enforced by OFAC (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through SyndTrak or other similar information transmission systems in connection with this Loan Agreement, nor shall any Indemnitee have any liability for any special, punitive, indirect or consequential damages relating to this Loan Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date).

(c) To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Agent-Related Person of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Agent-Related Person, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Agent-Related Person of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 3.2(d).

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All amounts due under this Section 11.5 shall be payable within ten (10) Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Borrower Obligations.

11.6 Amendments, Etc.

No amendment or waiver of any provision of this Loan Agreement or any other Loan Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 4.1 or 5.1 without the written consent of each Lender;

(b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to the terms of this Loan Agreement) without the written consent of such Lender;

(c) postpone any date fixed by this Loan Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation to pay interest at the Default Rate;

(e) change Section 3.8 or Section 9.3 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender; or

(g) release the Borrower from its obligations, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under (or in respect of) the Loan Documents without the written consent of each Lender;

and, provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Loan Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder.

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11.7 Counterparts.

This Loan Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Loan Agreement or in any other certificate, agreement or document related to this Loan Agreement or the other Loan Documents shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

11.8 Headings.

The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Loan Agreement.

11.9 Survival of Indemnification and Representations and Warranties.

(a) Survival of Indemnification. All indemnities set forth herein shall survive the execution and delivery of this Loan Agreement, the making of any Loan and the repayment of the Loans and other Borrower Obligations hereunder.

(b) Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Borrower Obligation hereunder shall remain unpaid or unsatisfied.

11.10 Governing Law; Venue; Service.

(a) THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Loan Agreement or any other Loan Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York and appellate courts thereof, and, by execution and delivery of this Loan Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of such courts.

(b) The Borrower irrevocably consents to the service of process in any action or proceeding with respect to this Loan Agreement or any other Loan Document by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1, such service to become effective ten days after such mailing. Nothing herein shall affect the right of a Lender to serve process in any other manner permitted by Law.

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11.11 Waiver of Jury Trial; Waiver of Consequential Damages.

EACH OF THE PARTIES TO THIS LOAN AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. Each of the parties to this Loan Agreement agrees not to assert any claim against any other party hereto, Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein and in the other Loan Documents; provided that nothing contained in this Section 11.11 shall limit the Borrower’s indemnification and reimbursement obligations set forth in Section 11.5.

11.12 Severability.

If any provision of any of the Loan Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

11.13 Further Assurances.

The Borrower agrees, upon the request of the Administrative Agent, to promptly take such actions, as reasonably requested, as is necessary to carry out the intent of this Loan Agreement and the other Loan Documents.

11.14 Confidentiality.

Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by, or required to be disclosed to, any rating agency or regulatory authority purporting to have jurisdiction over it or an Affiliate (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Loan Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Loan Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein, (h) with the consent of the Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

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For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN THE IMMEDIATELY PRECEDING PARAGRAPH FURNISHED TO IT PURSUANT TO THIS LOAN AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS LOAN AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

11.15 Entirety.

This Loan Agreement together with the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents or the transactions contemplated herein and therein.

11.16 Binding Effect; Continuing Agreement.

(a) This Loan Agreement shall become effective at such time when all of the conditions set forth in Section 4.1 have been satisfied or waived by the Lenders and it shall have been executed by the Borrower and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Loan Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns.

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(b) This Loan Agreement shall be a continuing agreement and shall remain in full force and effect until all Loans, interest, fees and other Borrower Obligations have been paid in full. Upon termination, the Borrower shall have no further obligations (other than the indemnification provisions and other provisions that by their terms survive) under the Loan Documents; provided that should any payment, in whole or in part, of the Borrower Obligations be rescinded or otherwise required to be restored or returned by the Administrative Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Loan Documents shall automatically be reinstated and all amounts required to be restored or returned and all costs and expenses incurred by the Administrative Agent or any Lender in connection therewith shall be deemed included as part of the Borrower Obligations.

11.17 Regulatory Statement.

Pursuant to the terms of an order issued by the New Mexico Public Regulation Commission and a stipulation that has been approved by the New Mexico Public Regulation Commission, the Borrower is required to include the following separateness covenants in any debt instrument:

The Borrower and PSNM are being operated as separate corporate and legal entities. In agreeing to make loans to the Borrower, the Borrower’s lenders are relying solely on the creditworthiness of the Borrower based on the assets owned by the Borrower, and the repayment of the loan will be made solely from the assets of the Borrower and not from any assets of PSNM; and the Borrower’s lenders will not take any steps for the purpose of procuring the appointment of an administrative receiver or the making of an administrative order for instituting any bankruptcy, reorganization, insolvency, wind up or liquidation or any like proceeding under applicable law in respect of PSNM.

11.18 USA Patriot Act Notice.

The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the PATRIOT Act.

11.19 Acknowledgment.

Section 7 and Section 8 of this Loan Agreement contain affirmative and negative covenants applicable to the Borrower. Each of the parties to this Loan Agreement acknowledges and agrees that any such covenants that require the Borrower to cause any of its Subsidiaries to take or to refrain from taking specified actions will be enforceable unless prohibited by applicable law or regulatory requirement.

11.20 Replacement of Lenders.

If (a) any Lender requests compensation under Section 3.12, (b) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.13, (c) a Lender (a “Non-Consenting Lender”) does not consent to a proposed change, waiver, discharge or termination with respect to any Loan Document that has been approved by the Required Lenders as provided in Section 11.6 but requires unanimous consent of all Lenders or all Lenders directly affected thereby (as applicable) or (d) any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.3), all of its interests, rights and obligations under this Loan Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 11.3(b);

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(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.14) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 3.12 or payments required to be made pursuant to Section 3.13, such assignment will result in a reduction in such compensation or payments thereafter;

(iv) such assignment does not conflict with applicable Laws; and

(v) in the case of any such assignment resulting from a Non-Consenting Lender’s failure to consent to a proposed change, waiver, discharge or termination with respect to any Loan Document, the applicable replacement bank, financial institution or Fund consents to the proposed change, waiver, discharge or termination; provided that the failure by such Non-Consenting Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such Non-Consenting Lender and the mandatory assignment of such Non-Consenting Lender’s Commitments and outstanding Loans pursuant to this Section shall nevertheless be effective without the execution by such Non-Consenting Lender of an Assignment and Assumption.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

11.21 No Advisory or Fiduciary Responsibility.

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Loan Agreement provided by the Administrative Agent, the Arranger and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Arranger and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, any Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Administrative Agent, the Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, the Arranger or the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against each of the Administrative Agent, the Arranger and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

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11.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Loan Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

11.23 Acknowledgement Regarding Any Supported QFCs. .

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the

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event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 11.23, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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Each of the parties hereto has caused a counterpart of this Loan Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	PNM RESOURCES, INC.,
a New Mexico corporation

	By:	/s/ Michael P. Mertz
	Name:	Michael P. Mertz
	Title:	Vice President and Treasurer

Signature Page to

PNM Resources, Inc. Term Loan Agreement

LENDERS:

MUFG BANK, LTD., individually in its capacity as a Lender and in its capacity as Administrative Agent

By:	/s/ Jeffrey P. Fesenmaier
Name:	Jeffrey P. Fesenmaier
Title:	Managing Director

Signature Page to

PNM Resources, Inc. Term Loan Agreement

SCHEDULE 1.1(a)

PRO RATA SHARES

Lender	Commitment	Pro Rata Share
MUFG Bank, Ltd.	$50,000,000.00	100%
TOTAL	$50,000,000.00	100%

SCHEDULE 11.1

NOTICES

Borrower:

PNM Resources, Inc.

414 Silver Ave. SW, MS0905

Albuquerque, New Mexico 87102-3289

Attention: Michael P. Mertz, Vice President and Treasurer

Telephone No.: (505) 241-0676

Fax No.: (505) 241-4314

E-mail: cashdesk@pnmresources.com

Address for notices as Administrative Agent:

MUFG Bank, Ltd.

1221 Avenue of the Americas

6th Floor

New York, NY 10020-1001

Attention: Scott Raymond

Telecopy No.: (212) 405-6609

E-mail: Scott.Raymond@mufgsecurities.com

Address for notices as Credit Contact:

MUFG Bank, Ltd.

Corporate Banking Credit – Power and Utilities

445 So Figueroa Street

15th Floor

Los Angeles, CA 90071

Attention: Kevin Sillona

Telephone No.: (213) 236-6020

E-mail: KSillona@us.mufg.jp

Administrative Agent Wiring Instructions:

On file with the Borrower and the Administrative Agent.

EXHIBIT 2.1(b)

FORM OF

NOTICE OF BORROWING

TO:	MUFG BANK, LTD., as Administrative Agent

RE:

Term Loan Agreement dated as of October 20, 2020 among PNM Resources, Inc. (the “Borrower”), the Lenders identified therein and MUFG Bank, Ltd., as administrative agent (the “Administrative Agent”) (as the same may be amended, modified, extended or restated from time to time, the “Loan Agreement”).

DATE: ________________, 202__

1.	This Notice of Borrowing is made pursuant to the terms of the Loan Agreement. All capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Loan Agreement.

2.	Please be advised that the Borrower is requesting a Loan on the terms set forth below:

(a)	Principal amount of requested
	Loan	$_________________

(b)	Date of requested
	Loan (the “Borrowing Date”)	_________________

(c)	Interest rate applicable to the
requested Loan:

(i) _______ Adjusted Base Rate

(ii) _______ Adjusted Eurodollar Rate for an Interest Period of:

_______     one month

_______     two months

_______     three months

_______     six months

3.	The undersigned hereby certifies that the following statements will be true on the Borrowing Date:

(a) The representations and warranties made by the undersigned in any Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) at and as if made as of such date except to the extent they expressly and exclusively relate to an earlier date.

(b) No Default or Event of Default exists or shall be continuing either prior to or after giving effect to the Loan made pursuant to this Notice of Borrowing.

(c) Subsequent to the funding of the requested Loan, the aggregate principal amount of the Loans will not exceed the aggregate amount of the Lenders’ Commitments.

4. The undersigned hereby acknowledges and agrees that the Borrower shall indemnify each Lender in accordance with Section 3.14 against any loss, cost or expense incurred by such Lender as a result of any failure by the Borrower to borrow the Loan requested by the Borrower in this Notice of Borrowing on the Borrowing Date.

PNM RESOURCES, INC., a New Mexico corporation

By:
Name:
Title:

EXHIBIT 2.1(d)

FORM OF TERM NOTE

Lender: ____________	_________, 202__

FOR VALUE RECEIVED, PNM RESOURCES, INC., a New Mexico corporation (the “Borrower”), hereby promises to pay to the order of the Lender referenced above (the “Lender”), at the Administrative Agent’s Office set forth in that certain Term Loan Agreement dated as of October 20, 2020 (as amended, modified, extended or restated from time to time, the “Loan Agreement”) among the Borrower, the Lenders party thereto (including the Lender) and MUFG Bank, Ltd., as administrative agent (the “Administrative Agent”) (or at such other place or places as the holder of this Note may designate), the aggregate unpaid principal amount of the Loan made by the Lender to the Borrower under the Loan Agreement, in lawful money and in immediately available funds, on the dates and in the principal amounts provided in the Loan Agreement (but, in any event, no later than the Maturity Date), and to pay interest on the unpaid principal amount of the Loan made by the Lender, at such office, in like money and funds, for the period commencing on the date of the Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

This Note is one of the Notes referred to in the Loan Agreement and evidences the Loan made by the Lender to the Borrower thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement and the terms and conditions of the Loan Agreement are expressly incorporated herein and made a part hereof.

The Loan Agreement provides for the acceleration of the maturity of the Loan evidenced by this Note upon the occurrence of certain events (and for payment of collection costs in connection therewith) and for prepayment of the Loan upon the terms and conditions specified therein. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorney fees.

The date, amount, type, interest rate and duration of Interest Period (if applicable) of the Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or under this Note in respect of the Loan to be evidenced by this Note, and each such recordation or endorsement shall be prima facie evidence of such information, absent manifest error.

Except as permitted by Section 11.3(b) of the Loan Agreement, this Note may not be assigned by the Lender to any other Person.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature page follows]

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date first above written.

PNM RESOURCES, INC., a New Mexico corporation

By:
Name:
Title:

EXHIBIT 2.3

FORM OF

NOTICE OF CONTINUATION/CONVERSION

TO:	MUFG BANK, LTD., as Administrative Agent

RE:

Term Loan Agreement dated as of October 20, 2020 among PNM Resources, Inc. (the “Borrower”), the Lenders identified therein and MUFG Bank, Ltd., as administrative agent (the “Administrative Agent”) (as the same may be amended, modified, extended or restated from time to time, the “Loan Agreement”).

DATE: ________________, 202__

1.

This Notice of Continuation/Conversion is made pursuant to the terms of the Loan Agreement. All capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Loan Agreement.

2.

Please be advised that the Borrower is requesting that a portion of the current outstanding Loan in the amount of $_______________, currently accruing interest at ____________, be extended or converted as of ________, 202_ at the interest rate option set forth in paragraph 3 below.

3.	The interest rate option applicable to the extension or conversion of all or part of the existing Loan referenced above shall be:

a.     ______     the Adjusted Base Rate

b.     ______     the Adjusted Eurodollar Rate for an Interest Period of:

______     one month

______     two months

______     three months

______     six months

4.	As of the date hereof, no Default or Event of Default has occurred and is continuing.

[signature page follows]

PNM RESOURCES, INC., a New Mexico corporation

By:
Name:
Title:

EXHIBIT 4.1(j)

FORM OF

ACCOUNT DESIGNATION LETTER

[Date]

MUFG Bank, Ltd.

[address]

Attention: [________]

Ladies and Gentlemen:

This Account Designation Letter is delivered to you by PNM RESOURCES, INC. (the “Borrower”), a New Mexico corporation, under Section 4.1(j) of the Term Loan Agreement, dated as of October 20, 2020 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the Lenders party thereto, and MUFG Bank, Ltd., as administrative agent (the “Administrative Agent”).

[The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account, unless the Borrower shall designate, in writing to the Administrative Agent, one or more other accounts:

A/C#
ABA
Reference:]

IN WITNESS WHEREOF, the undersigned has executed this Account Designation Letter this __ day of _________, 20__.

PNM RESOURCES, INC., a New Mexico corporation

By:
Name:
Title:

EXHIBIT 7.1(c)

FORM OF

COMPLIANCE CERTIFICATE

TO:	MUFG BANK, LTD. as Administrative Agent

RE:

Term Loan Agreement dated as of October 20, 2020 among PNM Resources, Inc. (the “Borrower”), MUFG Bank, Ltd. (the “Administrative Agent”), and the Lenders identified therein (as the same may be amended, modified, extended or restated from time to time, the “Loan Agreement”).

DATE: ________________, 202__

Pursuant to the terms of the Loan Agreement, I, ________________, [Title of Financial Officer] of PNM Resources, Inc., hereby certify on behalf of the Borrower that, as of the [Fiscal Quarter] [Fiscal Year] ended ______, 202__, the statements below are accurate and complete in all respects (all capitalized terms used below shall have the meanings set forth in the Loan Agreement):

a. Attached hereto as Schedule 1 are calculations (calculated as of the date of the annual financial statements delivered in accordance with Section 7.1(a) of the Loan Agreement or as of the date of the quarterly financial statements referred to in paragraph c. below) demonstrating compliance by the Borrower with the financial covenant contained in Section 7.2 of the Loan Agreement.

b. No Default or Event of Default exists under the Loan Agreement, except as indicated on a separate page attached hereto, together with an explanation of the action taken or proposed to be taken by the Borrower with respect thereto.

c. [Attached hereto as Schedule 2 are the quarterly financial statements for the fiscal quarter ended __________, 202__ and such quarterly financial statements] [The quarterly financial statements for the fiscal quarter ended _______, 202_, delivered electronically pursuant to the last paragraph of Section 7.1 of the Loan Agreement,] fairly present in all material respects the financial condition of the Borrower and its Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and except that the quarterly financial statements have fewer footnotes than annual statements]1.

[signature page follows]

[1]	Use the first bracketed language when delivering paper copies of quarterly financial statements and the second bracketed language when delivering quarterly financial statements electronically.

PNM RESOURCES, INC., a New Mexico corporation

By:
Name:
Title:

SCHEDULE 1

TO EXHIBIT 7.1(c)

FINANCIAL COVENANT CALCULATIONS

A.	Debt Capitalization

1.	Consolidated Indebtedness of the Borrower	$
2.	Consolidated Capitalization of the Borrower	$
3.	Debt to Capitalization Ratio (Line A1 ÷ A2)		to 1.0
Maximum Permitted			.70 to 1.0

SCHEDULE 2

TO EXHIBIT 7.1(c)

[QUARTERLY][ANNUAL] FINANCIAL STATEMENTS

[Attached]

EXHIBIT 11.3(b)

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between _________ (the “Assignor”) and ________________ (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Term Loan Agreement identified below (as amended, the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Schedule 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:

and is an Affiliate/Approved Fund of ___________

3.	Borrower:	PNM Resources, Inc., a New Mexico corporation

4.	Administrative Agent:	MUFG Bank, Ltd., as the Administrative Agent under the Loan Agreement

5.	Loan Agreement:	Term Loan Agreement dated as of October 20, 2020 among the Borrower, the Administrative Agent, and the Lenders identified therein

6.	Assigned Interest:

Aggregate Amount of Commitments/Loans for all Lenders	Amount of Commitment/Loan Assigned	Percentage Assigned of Commitment/Loan
$	$	%

7.	After giving effect to the foregoing assignment, the Assignor and the Assignee shall have the following Commitments, Pro Rata Shares and outstanding Loans:

	Commitments	Pro Rata Share	Outstanding Loans
Assignor
Assignee

8.	Trade Date: __________________

Effective Date: _____________ ___, 202__

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

Consented to and Accepted if applicable:

MUFG BANK, LTD.,
as Administrative Agent

By:
Name:
Title:

Consented to if applicable:

PNM RESOURCES, INC.,
a New Mexico corporation

By:
Name:
Title:

SCHEDULE 1

TO EXHIBIT 11.3(b)

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it meets all requirements of an Eligible Assignee under the Loan Agreement (subject to receipt of such consents as may be required under the Loan Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a foreign lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit 10.3

PNM RESOURCES, INC.

OFFICER RETENTION PLAN

(As Amended and Restated Effective as of October 20, 2020)

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		Page
10.2	Withholding	15

10.3	No Right of Assignment	15

10.4	Survival of Rights	15

10.5	No Employment Contract	15

10.6	Mitigation of Benefits	16

10.7	Service of Process	16

10.8	Headings	16

10.9	Gender and Number	16

10.10	ERISA Plan	16

10.11	Validity	16

10.12	Adoption by Affiliates	16

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PNM RESOURCES, INC.

OFFICER RETENTION PLAN

INTRODUCTION

Effective December 7, 1998, Public Service Company of New Mexico adopted the Public Service Company of New Mexico First Restated and Amended Executive Retention Plan (the “Plan”). By an amendment dated November 27, 2002, sponsorship of the Plan was transferred to PNM Resources, Inc. (“PNM Resources”) and the Plan was renamed the “PNM Resources, Inc. First Restated and Amended Executive Retention Plan.” Effective as of July 13, 2003, PNM Resources amended and restated the Plan in its entirety and changed the name of the Plan to the “PNM Resources, Inc. Officer Retention Plan.” The Plan has been amended and restated on a number of occasions with the most recent restatement effective as of January 1, 2012.

By execution of this document, PNM Resources hereby amends and restates the Plan in its entirety, effective as of October 20, 2020 (the “Effective Date”).

ARTICLE I

PURPOSE

1.1 General. PNM Resources considers it essential to its best interests and the best interests of its customers and shareholders to foster the continuous employment of its key management employees. PNM Resources also recognizes that, as is the case with many publicly held corporations, the possibility of a Change in Control may exist. The possibility of a Change in Control, and the uncertainty and the questions which it may raise among employees, may result in the departure or distraction of key management employees to the detriment of PNM Resources and its ability to continue to provide efficient and reliable utility services to its customers.

PNM Resources has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key management to their assigned duties and to facilitate recruitment of future employees without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control. PNM Resources also has concluded that one of the necessary steps is to provide competitive and fair compensation and benefits to employees terminated following a Change in Control.

The purpose of this Plan is to address these concerns for Officers of PNM Resources and its Affiliates who adopt the Plan. A separate plan, the PNM Resources, Inc. Employee Retention Plan, provides retention benefits for certain other employees of PNM Resources and its adopting Affiliates.

ARTICLE II

GLOSSARY

2.1 Glossary. A number of key terms, with specialized meanings, are used throughout the Plan. These key terms are identified by the capitalization of the initial letter of each word or phrase even when the word or phrase does not begin a sentence. These key terms are defined in various Sections of the Plan or in the attached Glossary, which is incorporated into and is a part of the Plan. All of these key terms are listed in the Glossary. Whenever these key terms are used, they will be given the defined meaning unless a clearly different meaning is required by the context.

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ARTICLE III

TERM OF PLAN

3.1 Term of Plan. The Plan is effective as of the Effective Date and shall continue in effect until terminated by the Board, subject to the limitations on termination set forth in Section 9.1 (Amendment and Termination).

3.2 Reversion to Provisions of the Prior Plan Document. Pursuant to Section 9.1 (Amendment and Termination) of the Plan document in effect prior to the Effective Date (the “Prior Plan Document”), if a Change in Control occurs within the 24-month period following the later of the adoption of this Plan document or its Effective Date, the provisions of the Prior Plan Document shall revive and shall control with respect to determining the retention benefits due to a Participant who was a Participant prior to the Effective Date if the benefits provided pursuant to the Prior Plan Document are greater than the benefits provided pursuant to this amended and restated Plan document. Notwithstanding the foregoing, as provided by Section 9.1 (Amendment and Termination), all changes made in order to comply with Section 409A of the Code shall remain in effect.

ARTICLE IV

ELIGIBILITY FOR RETENTION BENEFITS

4.1 Eligibility to Participate. To be eligible for benefits under this Plan, an employee must be an Officer at the beginning of the Protection Period. If a Participant’s employment with the Company terminates for any reason (whether voluntary or involuntary) before the commencement of the Protection Period, he or she shall not be eligible to receive the benefits provided by this Plan. In addition, if a Participant voluntarily terminates his or her employment during the Protection Period for reasons other than those that constitute Constructive Termination, or if a Participant dies or becomes Disabled during the Protection Period, the Participant will not be entitled to receive any benefits under this Plan.

4.2 Eligibility for Benefits.

(a) General Rule. A Participant shall be entitled to the benefits described in Article V (Retention Benefits) if such Participant Separates from Service during the Protection Period due to: (1) a termination of employment by the Company for any reason other than Cause, death or Disability; or (2) a termination of employment by the Participant due to Constructive Termination following the Participant’s giving of a Notice of Termination to the Company.

(b) Exceptions. A Participant shall not be entitled to receive the retention benefits offered by the Plan even if the Participant meets the requirements of paragraph (a), in the following circumstances:

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(1) If a Participant’s employment is terminated or Constructively Terminated during the Protection Period, but such Participant is re-employed by the surviving entity or the party acquiring the assets of PNM Resources in connection with the Change in Control before any payments are made in accordance with Section 5.1 (Retention Benefits), then such Participant shall not be entitled to the benefits under this Plan.

(2) Any Participant who without express authority actively participates in advancing a Change in Control, whether on his or her own behalf or on behalf of someone else, shall not be eligible for the benefits provided by this Plan. Participants who, by virtue of their position and duties with the Company, are involved in facilitating an orderly transition to a successor company shall remain eligible to receive benefits.

(3) If a Participant’s employment is terminated or Constructively Terminated as a result of the acquisition of PNM Resources by a holding company formed in connection with a corporate restructuring initiated by PNM Resources, and the Participant is immediately re-employed by PNM Resources or any Affiliate, then the Participant shall not be entitled to benefits under the Plan.

(4) Transfers between and within PNM Resources and Affiliates shall not be considered to be a termination of employment or result in the payment of benefits under this Plan unless the transfer results in a Constructive Termination.

4.3 Release Agreement.

(a) General. In order to receive any retention benefits under this Plan, within the time periods described below, the Participant must sign, deliver and not revoke a general release (the “Release Agreement”) in substantially the same form as the form attached as Exhibit A. The Participant shall generally receive the Release Agreement on the date of the Participant’s Separation from Service and in no event more than five (5) days following the date of the Participant’s Separation from Service and shall have up to forty-five (45) days following the date the Release Agreement is given to the Participant to sign and return the Release Agreement to the Company.

(b) Revocation of the Release Agreement. Within seven calendar days after delivery of the Release Agreement to the Company by the Participant, the Participant shall be entitled to revoke the Release Agreement by following the revocation procedure described in the Release Agreement.

(c) Impact of Revocation. The revocation of a previously signed and delivered Release Agreement pursuant to the above paragraph shall be deemed to constitute an irrevocable forfeiture of retention benefits under the Plan.

4.4 Restrictive Covenant Agreement.

(a) General. In addition to the general eligibility requirements described in this Article IV, in order to become eligible for benefits under this Plan, Tier I and Tier II Officers must, within the time periods described below, execute a noncompetition, nonsolicitation and confidential information agreement (the “Restrictive Covenant Agreement”) in substantially the same form as the form attached hereto as Exhibit B. A Tier I or Tier II Officer must execute a Restrictive Covenant Agreement within 90 days of being notified of his or her eligibility to

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participate in the Plan or within 90 days of the date on which the Tier I or Tier II Officer is notified of his or her eligibility as a Tier I or Tier II Officer. A Tier II Officer who previously signed a Restrictive Covenant Agreement and subsequently becomes a Tier I officer must sign a new Restrictive Covenant Agreement within 90 days of being notified of his or her eligibility as a Tier I Officer. A Tier I or Tier II Officer who otherwise meets the eligibility requirements of this Article IV and who timely executes a Restrictive Covenant Agreement shall become a Participant in the Plan on the date on which he or she signs the Restrictive Covenant Agreement.

(b) Failure to Execute the Restrictive Covenant Agreement. Tier I and Tier II Officers who fail to timely execute the Restrictive Covenant Agreement shall not be entitled to benefits pursuant to this Plan.

4.5 No Duplication of Benefits. The right to receive any benefits under this Plan by any Participant is specifically conditioned upon such Participant either waiving or being ineligible for any and all benefits under the PNM Resources, Inc. Employee Retention Plan, the PNM Resources, Inc. Non-Union Severance Pay Plan, as either such plan may be amended from time to time, or any benefits due to a Change in Control or similar event under any successor or other change in control, severance, retention or other plan or agreement otherwise available to the Participant. The Company does not intend to provide any Participant with benefits under both this Plan and benefits under any other severance, retention, change in control or other plan or agreement sponsored by the Company or any Affiliate. If the Company concludes that a payment or benefit due pursuant to the Plan is subject to Section 409A of the Code (rather than fitting within an exception to Section 409A), the Participant may not elect to receive a payment or benefit under another plan or agreement in lieu of such payment or benefit. This Section 4.5 shall not apply to any individual agreement that provides a Participant with a special payment in order to induce the Participant to remain employed by the Company or any Affiliate unless the agreement specifically states otherwise. The Company also may override this provision by expressly stating in the other change in control, severance, retention or other plan or agreement that some or all of the benefits provided by the other change in control, severance retention or other plan or agreement are intended to supplement the benefits provided by this Plan.

ARTICLE V

RETENTION BENEFITS

5.1 Retention Benefits. Participants satisfying all of the eligibility requirements set forth in Article IV (Eligibility for Retention Benefits) shall be entitled to the following retention benefits:

(a) Severance Pay. The Company shall pay the Participant, as a retention benefit, a severance payment in the amount set forth below based upon the Participant’s highest position held with the Company during the Protection Period:

POSITION	SEVERANCE PAY
Tier I Officer	2.0 times Eligible Compensation
Tier II Officer	1.5 times Eligible Compensation
Tier III Officer	1.5 times Eligible Compensation

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The severance payment shall be paid in a lump sum within 10 days following the last day on which a Participant may revoke a previously executed and timely delivered Release Agreement.

(b) Officer Annual Incentive Plan. In lieu of any payment under the Officer Annual Incentive Plan for the calendar year in which the Participant’s employment is terminated, the Participant will receive the special payment described in this Section 5.1(b). The special payment will equal the target award to which the Participant would have been entitled under the Officer Annual Incentive Plan for the calendar year in which the Participant terminates employment, multiplied by a fraction, the numerator of which is the number of full months that have elapsed in that calendar year as of the date of the Participant’s Separation from Service and the denominator of which is 12. The special payment shall be paid in a lump sum within 10 days following the last day on which a Participant may revoke a previously executed and timely delivered Release Agreement. Notwithstanding the foregoing, if a Participant has received or will receive an Officer Annual Incentive Plan payment for the calendar year in which the Participant’s employment is terminated, or any payment in lieu thereof, the Participant shall not be entitled to the benefit provided under this Section 5.1(b).

(c) Medical, Dental and Vision Coverage. Medical, dental and vision coverage under the Health Plan, as the Participant had elected prior to the Participant’s Separation from Service, shall be provided for a period of 24 months for Tier I Officers and a period of 12 months for Tier II and Tier III Officers immediately following the Participant’s Separation from Service. The cost of such coverage shall be shared by the Company and the Participant on the same basis as in effect prior to the Participant’s Separation from Service. Participant contributions that were required for participation in the Health Plan will continue to be required during the continuation period. If a Participant fails to pay such contributions in a timely manner, the coverage shall be discontinued. No Participant may elect to receive cash or any other allowance in lieu of medical, dental or vision coverage under the Health Plan.

(d) COBRA Continuation Coverage. Continuation of coverage under the Health Plan pursuant to Section 4980B of the Code will become effective upon the completion of the 24-month or 12-month period referred to in Section 5.1(c).

(e) Life and Accidental Death and Dismemberment Insurance Benefits. The Company shall provide life and accidental death and dismemberment insurance benefits substantially similar to those the Participant was receiving prior to the Participant’s Separation from Service. For Participants hired before September 25, 2011, the life and accidental death and dismemberment insurance benefits provided by this Section shall include benefits provided pursuant to the PNM Resources, Inc. Officer Life Insurance Plan. As a general rule, such coverage shall continue for a period of 24 months for Tier I Officers and a period of 12 months for Tier II Officers and Tier III Officers. No Participant may elect to receive cash or any other allowance in lieu of the benefits provided by this Section.

(f) Payment For Restrictive Covenant Agreement. In consideration for the post-employment restrictions placed on the Participant by the Restrictive Covenant Agreement, the Company also shall pay a Tier I Officer an amount equal to the Participant’s Eligible Compensation and a Tier II Officer an amount equal to 50% of the Participant’s Eligible Compensation. Such payments shall be paid over a 12-month period for a Tier I Officer and a 6-month period for a Tier II Officer in substantially equal installments in accordance with the

5

Company’s regular payroll practices. Subject to the requirements of Section 5.3 (Section 409A Compliance), payments shall begin following the Participant’s Separation from Service, with the first payment due for the payroll period beginning on the day following the expiration of the revocation period described in Section 4.3(b) (Release Agreement – Revocation of Release Agreement).

5.2 Reimbursement of Legal Fees. The Company also shall pay to a Participant who is entitled to receive benefits pursuant to Article IV (Eligibility for Retention Benefits) reasonable legal fees and expenses incurred as a result of a termination or Constructive Termination under the terms of this Plan (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or Constructive Termination or in seeking to obtain or enforce any right or benefit provided by this Plan or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder).

5.3 Section 409A Compliance. All payments due pursuant to Section 5.1 (Retention Benefits) shall be made in accordance with this Section 5.3.

(a) General Rule Regarding Time of Payments. Notwithstanding any other provision of this Plan to the contrary, no payment that is subject to Section 409A of the Code shall be made prior to the Participant’s Separation from Service.

(b) Code Section 409A Compliance Strategy. Certain of the payments and benefits provided by this Plan are subject to the requirements of Section 409A of the Code. The purpose of this Section 5.3(b) is to summarize the treatment of each such payment or benefit for purposes of Section 409A and to comply, as needed, with the requirements of Section 409A.

(1) Compliance Strategy for Lump Sum Payments. The Company believes that the severance pay due pursuant to Section 5.1(a) (Retention Benefits – Severance Pay) and the payment due pursuant to Section 5.1(b) (Retention Benefits – Officer Annual Incentive Plan) qualify for the short-term deferral exception to Section 409A as described in Treasury Regulation Section 1.409A-1(b)(4). If the Company later determines that the severance pay due pursuant to Section 5.1(a) (Retention Benefits – Severance Pay) or the payment due pursuant to Section 5.1(b) (Retention Benefits – Officer Annual Incentive Plan) do not qualify for the short-term deferral exception to Section 409A, the following provisions shall apply:

(i) If the release consideration period described in the Release Agreement, plus the 7-day revocation period described in the Release Agreement, spans two calendar years, the payments provided pursuant to Section 5.1(a) (Retention Benefits – Severance Pay) and the payment due pursuant to Section 5.1(b) (Retention Benefits – Officer Annual Incentive Plan) shall not begin until the second calendar year. A Participant may not elect the taxable year of the distribution.

(ii) If at the time of the Participant’s Separation from Service, the Participant is a Specified Employee, any payments provided pursuant to Section 5.1(a) (Retention Benefits – Severance Pay) and Section 5.1(b) (Retention Benefits – Officer Annual Incentive Plan) shall be delayed until the first day of the seventh month following the Participant’s Separation from Service.

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(2) Compliance Strategy for Medical, Dental and Vision Coverage. The first 18 months of the continued benefits provided by Section 5.1(c) (Retention Benefits – Medical, Dental and Vision Coverage) should be exempt from Section 409A pursuant to the medical benefits reimbursement exception set forth in Treasury Regulation Section 1.409A-1(b)(9)(v)(B). The continued benefits provided by Section 5.1(c) (Retention Benefits – Medical, Dental and Vision Coverage) after the period of time during which the Participant would be entitled to continuation coverage pursuant to Section 4980B of the Code if the Participant elected the coverage and paid the premiums (the “Excess Medical Benefits”) may be considered to be “deferred compensation” subject to the requirements of Section 409A of the Code. In order to assure compliance with the requirements of Section 409A and avoid adverse tax consequences to the Participant, the only Excess Medical Benefits that will be subject to reimbursement under such plans will be expenses for medical care within the meaning of Section 105(b) of the Code. In addition, all reimbursements of Excess Medical Benefits under such plans shall be made on or before the last day of the calendar year following the calendar year in which the expense was incurred and the right to reimbursement for such Excess Medical Benefits will not be subject to liquidation or exchange for another benefit.

(3) Compliance Strategy for Life and Accidental Death and Dismemberment Insurance Benefits. The continued insurance coverage provided by Section 5.1(e) (Retention Benefits – Life and Accidental Death and Dismemberment Insurance Benefits) should be excepted from Section 409A pursuant to Treasury Regulation Section 1.409A-1(a)(5).

(4) Compliance Strategy for Restrictive Covenant Agreement Payments. The Company believes that the payments provided pursuant to Section 5.1(f) (Retention Benefits – Payment for Restrictive Covenant Agreement) comply with the separation pay exception and/or the short-term deferral exception to Section 409A as described in Treasury Regulation Section 1.409A-1(b)(9) for most Participants. Notwithstanding anything in this Plan to the contrary, if the Company concludes, in the exercise of its discretion, that all or a portion of the payments described in Section 5.1(f) (Retention Benefits – Payment for Restrictive Covenant Agreement) are subject to Section 409A of the Code, the following provisions shall apply to such payments:

(i) If the release consideration period described in the Release Agreement, plus the 7-day revocation period described in the Release Agreement, spans two calendar years, the payments provided pursuant to Section 5.1(f) (Retention Benefits – Payment for Restrictive Covenant Agreement) shall not begin until the second calendar year. A Participant may not elect the taxable year of the distribution.

(ii) If the Company concludes that only a portion of the payments comply with the separation pay exception to Section 409A and such payments do not comply with the short-term deferral exception to Section 409A, any such payments made to a Specified Employee during the first six months following such Specified Employee’s Separation from Service shall not exceed the “Cap” described in the next sentence. The “Cap” shall equal two times the lesser of (1) the Specified Employee’s annualized compensation based upon the annual rate of pay for services provided to the Company for the taxable year of the Specified Employee preceding the taxable year in which the Specified Employee’s Separation from Service occurs (adjusted for any increase during that year that was expected to continue indefinitely if the

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Specified Employee had not Separated from Service) or (2) the maximum amount that may be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Code for the year in which the Participant’s Separation from Service occurs. For Separations from Service occurring in 2020, the maximum amount that may be taken into account for qualified plan purposes is $285,000. If the total amount that would be payable to a Specified Employee during the first six months following the Specified Employee’s Separation from Service would exceed the Cap and such amounts do not fit within an exception to Section 409A, the excess shall be subtracted, in equal installments, from the amounts that would otherwise be due pursuant to Section 5.1(f) (Retention Benefits – Payment for Restrictive Covenant Agreement). In any event, the excess will then be paid, in one lump sum payment, on the first day of the seventh month following the day on which the Participant’s Separation from Service occurs.

(iii) If the Company concludes that none of the payments due pursuant to Section 5.1(f) (Retention Benefits – Payment for Restrictive Covenant Agreement) comply with the separation pay exception to Section 409A, and if at the time of the Participant’s Separation from Service the Participant is a Specified Employee, any payments provided pursuant to Section 5.1(f) (Retention Benefits – Payment for Restrictive Covenant Agreement) shall be delayed until the first day of the seventh month following the Participant’s Separation from Service. Any payments that would have been paid during the first six months following the Participant’s Separation from Service shall be paid in a single lump sum on the first day of the seventh month following the Participant’s Separation from Service.

(5) Compliance Strategy for Reimbursement of Legal Fees. Pursuant to Section 5.2 (Reimbursement of Legal Fees), the Company will provide an eligible Participant with reimbursement for reasonable legal fees and expenses incurred as a result of a Separation from Service or Constructive Termination under the terms of the Plan. The amount of legal expenses incurred in one calendar year will not affect the expenses eligible for reimbursement in any other calendar year. All expenses incurred in one calendar year must be reimbursed no later than the last day of the next calendar year. The right to reimbursement is not subject to liquidation or exchange for any other benefit.

(c) Payment Disputes. If a payment is not made due to a dispute with respect to such payment, the payment may be delayed in accordance with Treasury Regulation Section 1.409A-3(g).

(d) Ban on Acceleration or Deferral. Under no circumstances may the time or schedule of any payment made or benefit provided pursuant to this Plan be accelerated or subject to a further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code.

(e) No Elections. No Participant has any right to make any election regarding the time or form of any payment due under this Plan.

(f) Distributions Treated as Made Upon a Designated Event. If the Company fails to make any payment under this Plan, either intentionally or unintentionally, within the time period specified in the Plan, but the payment is made within the same calendar year, such payment will be treated as made within the time period specified in the Plan pursuant to Treasury Regulation Section 1.409A-3(d).

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(g) Installments Treated as Separate Payments. For purposes of Section 409A, the right to a series of installment payments under this Plan shall be treated as a right to a series of separate payments under Treasury Regulation Section 1.409A-2(b)(2)(iii).

(h) Compliant Operation and Interpretation. This Plan shall be administered in accordance with Section 409A of the Code or an exception thereto, and each provision of the Plan shall be interpreted, to the extent possible, to comply with Section 409A of the Code or an exception thereto. Although this Plan has been designed to comply with Section 409A of the Code or to fit within an exception to the requirements of Section 409A of the Code, the Company specifically does not warrant such compliance. Each Participant is fully responsible for any and all taxes or other amounts imposed by Section 409A or any other provision of the Code, and the Company shall not be liable to the Participant if any payment or benefit hereunder fails to be exempt from, or to comply with, Section 409A of the Code.

5.4 Benefits from a Subsequent Employer. The continued medical, dental and vision coverage under the Health Plan that is provided to a Participant pursuant to Sections 5.1(c) (Retention Benefits – Medical, Dental and Vision Coverage) and the continued life insurance and accidental death and dismemberment benefits provided to a Participant pursuant to Section 5.1(e) (Retention Benefits – Life and Accidental Death and Dismemberment Insurance Benefits) will be discontinued if a Participant becomes employed by any other employer that provides health insurance coverage, regardless of whether such coverage is comparable to the coverage provided under the Health Plan (and regardless of whether the other employer’s coverage includes dental, vision, life and accidental death and dismemberment coverage). By accepting the benefits provided by this Plan, each Participant agrees to promptly notify the Company if the Participant becomes so employed while continued coverage is being provided by this Plan.

5.5 No Tax Gross-Up; Cap on Payments.

(a) General Rule; Cap on Benefits. Section 4999 of the Code imposes an excise tax (currently 20%) on a Participant if the total payments and certain other benefits received by the Participant due to a “change in control” (which, for this purpose, has the meaning ascribed to it in Section 280G of the Code and the related regulations) exceed prescribed limits. In order to avoid this excise tax and the related adverse tax consequences for the Company and the Participant, the payments and benefits to which a Participant will be entitled pursuant to Article V or any other arrangement between the Company and the Participant will be limited so that the sum of such payments and benefits, when combined with all other “payments in the nature of compensation” (as that term is defined in Section 280G of the Code and related regulations), the receipt of which is contingent on a change in control, will not exceed an amount equal to the maximum amount that can be payable without the imposition of the Section 4999 excise tax (which maximum amount is referred to below as the “Capped Benefit”).

(b) Exception. The limitation described in Section 5.5(a) will not apply if the Participant’s “Uncapped Benefit” minus the Section 4999 excise taxes exceeds the Participant’s Capped Benefit. For this purpose, a Participant’s “Uncapped Benefit” is equal to the total payments to which the Participant will be entitled pursuant to this Plan, or otherwise, without regard to the limitation described in Section 5.5(a).

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(c) Calculating the Capped and Uncapped Benefits. If the Company believes that Section 5.5(a) may result in a reduction of the payments to which a Participant is entitled under this Plan or any other applicable arrangement, it will so notify such Participant as soon as possible. The Company will then, at its expense, retain a “Consultant” (which shall be a certified public accounting firm and/or a firm of recognized executive compensation consultants working with a law firm or certified public accounting firm) to provide a determination concerning whether the Participant’s total payments and benefits under this Plan or any other applicable arrangement will result in the imposition of the Section 4999 excise tax and, if so, whether the Participant is subject to the limitations of Section 5.5(a) or, alternatively, whether the exception described in Section 5.5(b) applies.

If the Consultant determines that the limitations of Section 5.5(a) apply, then the payments and benefits to which the Participant is entitled pursuant to this Article V and any other applicable arrangement will be reduced to the extent necessary to eliminate the excess. In making such reduction, the Company first will reduce the amount of the Participant’s payments under this Plan and, if necessary, any other payments to which the Participant is entitled under any other applicable arrangement that do not constitute “non-qualified deferred compensation” that is subject to Section 409A of the Code (with the reductions to be applied against the amounts payable latest in time and on a proportional basis against the amounts payable at the same time). The Company will reduce the amount of any payments or benefits payable to the Participant that are subject to Section 409A of the Code (including the portion, if any, of the payments made pursuant to Section 5.1(f) (Retention Benefits – Payment for Restrictive Covenant Agreement)) only to the extent reductions in addition to those described in the preceding sentence are necessary to avoid the Section 4999 excise tax. If the reduction of any payments or benefits which are subject to Section 409A of the Code becomes necessary to avoid the imposition of the excise tax, the Company first will reduce the non-equity based payments or benefits on a proportional basis. To the extent additional reductions are necessary to avoid the excise tax, the Company will then reduce the benefits on a proportional basis and then any equity based payments (with the reduction to be applied to the extent necessary to maximize the amounts the Participant otherwise will receive after the reduction).

If the Consultant so requests, a firm of recognized executive compensation consultants selected by the Company (which may, but is not required to be, the Consultant) shall provide an opinion, upon which such Consultant may rely, as to the reasonableness of any item of compensation as reasonable compensation for services rendered before or after the change in control (including the payments provided pursuant to Section 5.1(f) (Retention Benefits – Payment for Restrictive Covenant Agreement)).

If the Company believes that the limitations of Section 5.5(a) are applicable, it will nonetheless make payments to the Participant, at the times described in Section 5.1 (Retention Benefits), in the maximum amount that it believes may be paid without exceeding such limitations. The balance, if any, will then be paid if due after the opinions called for above have been received.

If the amount paid to the Participant by the Company is ultimately determined by the Internal Revenue Service to have exceeded the limitations of this Section 5.5, the Participant must repay the excess promptly on demand of the Company. If it is ultimately determined by the Consultant or the Internal Revenue Service that a greater payment should have been made to the Participant, the Company shall pay the Participant the amount of the deficiency, together with

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interest thereon from the date such amount should have been paid to the date of such payment so that the Participant will have received or be entitled to receive the maximum amount to which the Participant is entitled under the Plan. For purposes of this Section 5.5, the applicable interest rate shall be the prime rate published by the Wall Street Journal from the date the amounts described in the preceding sentence should have been paid to the Participant.

As a general rule, the Consultant’s determination shall be binding on the Participant and the Company. Section 280G and the excise tax rules of Section 4999, however, are complex and uncertain and, as a result, the Internal Revenue Service may disagree with the Consultant’s conclusions. If the Internal Revenue Service determines that the Capped Benefit is actually lower than calculated by the Consultant, the Capped Benefit will be recalculated by the Consultant. Any payment over that revised Capped Benefit will then be repaid by the Participant to Company. If the Internal Revenue Service determines that the actual Capped Benefit exceeds the amount calculated by the Consultant, the Company shall pay the Participant any shortage.

The Company has the right to challenge any determinations made by the Internal Revenue Service. If the Company agrees to indemnify a Participant from any taxes, interest and penalties that may be imposed upon the Participant (including any taxes, interest and penalties on the amounts paid pursuant to the Company’s indemnification agreement), the Participant must cooperate fully with the Company in connection with any such challenge. The Company shall bear all costs associated with the challenge of any determination made by the Internal Revenue Service and the Company shall control all such challenges.

A Participant must notify the Company in writing of any claim or determination by the Internal Revenue Service that, if upheld, would result in the payment of excise taxes. Such notice shall be given as soon as possible but in no event later than 15 days following the Participant’s receipt of notice of the Internal Revenue Service’s position.

(d) Effect of Repeal or Inapplicability. In the event that the provisions of Sections 280G and 4999 of the Code are repealed without succession, this Section 5.5 shall be of no further force or effect. Moreover, if the provisions of Sections 280G and 4999 of the Code do not apply to impose the excise tax on payments under this Plan, then the provisions of this Section 5.5 shall not apply.

5.6 Additional Benefits Under Other Plans. Additional benefits may be provided to Participants upon a Change in Control through other programs sponsored by the Company.

ARTICLE VI

PLAN ADMINISTRATION

6.1 Plan Administration. The Committee shall administer the Plan. The Committee shall be the “Named Fiduciary” for purposes of ERISA and shall have the authority to control, interpret and construe the Plan and manage the operations thereof. Any such interpretation and construction of any provisions of this Plan by the Committee shall be final. The Committee shall, in addition to the foregoing, exercise such other powers and perform such other duties as it may deem advisable in the administration of the Plan except to the extent such powers and duties are assigned to the Compensation Committee. The Committee may delegate some (or all) of its authority hereunder to the PNMR Services Company Benefits Department. The Committee also

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may engage agents and obtain other assistance from the Company, including Company counsel. The Committee shall not be responsible for any action taken or not taken on the advice of legal counsel. The Committee is given specific authority to allocate and revoke responsibilities among its members or designees. When the Committee has allocated authority pursuant to the foregoing, the Committee shall not be liable for the acts or omissions of the party to whom such responsibility has been allocated, except to the extent provided by law.

6.2 Claims Procedures.

(a) Initial Claim. A claim for benefits under this Plan must be submitted to the senior human resources officer of PNM Resources (the “Human Resources Officer”). If the claimant is the Human Resources Officer, a claim for benefits under this Plan must be submitted to the Chief Executive Officer of PNM Resources and the term “Human Resources Officer” as used in paragraph (1) below shall be replaced with the term “Chief Executive Officer.”

(1) Notice of Decision. Written notice of the disposition of the claim shall be furnished to the claimant within a reasonable period of time, but not later than 90 days after receipt of the claim by the Human Resources Officer, unless the Human Resources Officer determines that special circumstances require an extension of time for processing the claim. If the Human Resources Officer determines that an extension is required, written notice (including an explanation of the special circumstances requiring an extension and the date by which the Human Resources Officer expects to render the benefits determination) shall be furnished to the claimant prior to the termination of the original 90-day period. In no event shall such extension exceed a period of 90 days from the end of the initial 90-day period. If the claim is denied, the notice required pursuant to this Section shall set forth the following:

(i) The specific reason or reasons for the adverse determination;

(ii) Special reference to the specific Plan provisions upon which the determination is based;

(iii) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(iv) An explanation of the Plan’s appeal procedure and the time limits applicable to an appeal, including a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA.

(b) Appeal Procedures. Every claimant shall have the right to appeal an adverse benefits determination to the Committee (including, but not limited to, whether the Participant’s termination was for Cause). Such appeal may be accomplished by a written notice of appeal filed with the Committee within 60 days after receipt by the claimant of written notification of the adverse benefits determination. Claimants shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits. Claimants will be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant’s claim for benefits, such relevance to be determined in accordance with Section 6.2(c) below. The appeal shall take into account all comments, documents, records, and other information submitted by claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

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(1) Notice of Decision. Notice of a decision on appeal shall be furnished to the claimant within a reasonable period of time, but not later than 60 days after receipt of the appeal by the Committee unless the Committee determines that special circumstances (such as the need to hold a hearing if the Committee determines that a hearing is required) require an extension of time for processing the claim. If the Committee determines that an extension is required, written notice (including an explanation of the special circumstances requiring an extension and the date by which the Committee expects to render the benefits determination) shall be furnished to the claimant prior to the termination of the original 60-day period. In no event shall such extension exceed a period of 60 days from the end of the initial 60-day period. The notice required by the first sentence of this Section shall be in writing, shall be set forth in a manner calculated to be understood by the claimant and, in the case of an adverse benefit determination, shall set forth the following:

(i) The specific reason or reasons for the adverse determination;

(ii) Reference to the specific Plan provisions upon which the determination is based;

(iii) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits, such relevance to be determined in accordance with Section 6.2(c), below; and

(iv) An explanation of the claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on appeal.

(c) Definition of Relevant. For purposes of this Section, a document, or other information shall be considered “relevant” to the claimant’s claim if such document, record or other information:

(1) Was relied upon in making the benefit determination;

(2) Was submitted, considered or generated in the course of making the benefit determination, without regard to whether such document, record or other information was relied upon in making the benefit determination; or

(3) Demonstrates compliance with the administrative processes and safeguards required pursuant to this Section 6.2 on making the benefit determination.

(d) Decisions Final; Procedures Mandatory. To the extent permitted by law, a decision on review or appeal shall be binding and conclusive upon all persons whomsoever. To the extent permitted by law, completion of the claims procedures described in this Section shall be a mandatory precondition that must be complied with prior to commencement of a legal or equitable action in connection with the Plan by a person claiming rights under the Plan. The Committee may, in its sole discretion, waive these procedures as a mandatory precondition to such an action.

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(e) Time For Filing Legal Or Equitable Action. Any legal or equitable action filed in connection with the Plan by a person claiming rights under the Plan must be commenced not later than the earlier of: (1) the shortest applicable statute of limitations provided by law; or (2) two (2) years from the date the written copy of the Committee’s decision on review is delivered to the claimant in accordance with Section 6.2(b)(1).

ARTICLE VII

SUCCESSORS, BINDING AGREEMENT

7.1 Successors. PNM Resources will negotiate to require any independent successor to all or substantially all of the assets of PNM Resources to provide written confirmation, within thirty (30) days of the effective date of the Change in Control, of its agreement to assume and perform the Company’s obligations pursuant to this Plan. The failure of a successor to assume and perform the Company’s obligations pursuant to the Plan shall constitute a material breach of the Plan by the Company.

7.2 Binding Agreement. Subject to the right of PNM Resources to amend or terminate this Plan, and the Committee’s right to interpret this Plan, this Plan shall be for the benefit of and be enforceable by, a Participant’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

ARTICLE VIII

NOTICE

8.1 General. For the purpose of this Plan, and except as specifically set forth herein, notices and all other communications provided for in the Plan shall be in writing and shall be deemed to have been duly given when hand-delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed to the Participant at his or her last known address, and to the Company at 414 Silver Ave. SW, Albuquerque, New Mexico, 87102, provided that all notices to the Company shall be directed to the attention of the Secretary of PNM Resources, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

ARTICLE IX

AMENDMENT AND TERMINATION

9.1 Amendment and Termination. The Plan may be amended, in whole or in part, or terminated at any time, by PNM Resources, subject to the following exceptions:

(a) No amendment or termination of this Plan shall impair or abridge the obligations of the Company already incurred.

(b) No amendment or termination of this Plan shall affect the rights of a Participant who terminated employment before the effective date of such amendment or termination and who subsequently satisfied the eligibility provisions of this Plan.

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(c) If a Change in Control occurs within 24 months following the later of the adoption or effective date of the amendment or termination of the Plan, or during the Protection Period triggered by that Change in Control, the amendment or termination shall be disregarded and this Plan will revive and continue for the Protection Period to the extent that such amendment or termination impairs or abridges the rights or benefits of an employee of the Company who was a Participant upon the effective date of such Plan amendment or termination. Notwithstanding the foregoing, all changes made in order to comply with Section 409A of the Code shall remain in effect.

(d) If the Protection Period has begun, the Plan shall continue and may not be terminated during the Protection Period.

(e) Notwithstanding the foregoing, the Plan may be amended at will at any time and from time to time by PNM Resources to reflect changes necessary due to revisions to, or interpretations of: (1) ERISA, as amended; (2) Sections 280G, 409A or 4999 of the Code; or (3) any other provision of applicable state or federal law.

(f) Notwithstanding any provision of this Plan to the contrary, no amendment may be made if it will result in a violation of Section 409A of the Code and any such amendment shall at no time have any legal validity.

ARTICLE X

MISCELLANEOUS

10.1 Governing Law. The laws of the State of New Mexico shall govern the validity, interpretation, construction and performance of this Plan, except to the extent preempted by federal law.

10.2 Withholding. Any payments provided for hereunder shall be paid subject to any applicable withholding required under federal, state or local law.

10.3 No Right of Assignment. Neither a Participant nor any person taking on behalf of a Participant may anticipate, assign or alienate (either by law or equity) any benefit provided under the Plan and the Company shall not recognize any such anticipation, assignment or alienation. Furthermore, to the extent permitted by law, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

10.4 Survival of Rights. In addition to the limitations on termination of this Plan set forth in Section 9.1 (Amendment and Termination), any obligations of the Company to make payments that have been due to Participants who have, at the time of expiration of the Plan, satisfied the eligibility requirements pursuant to Articles IV (Eligibility for Retention Benefits) and V (Retention Benefits) above during the term hereof, shall survive the termination of this Plan.

10.5 No Employment Contract. Notwithstanding anything to the contrary contained in this Plan, by the execution of this Plan the Company does not intend to change the employment-at-will relationship with any of its employees. Instead, the Company retains its absolute right to terminate any employee at any time, for any or no reason and without notice.

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10.6 Mitigation of Benefits. A Participant shall not be required to mitigate the amount of payment provided for in Article V (Retention Benefits) by seeking other employment or otherwise, nor, except as specifically provided in Article V (Retention Benefits), shall the amount of any payment or benefit provided for in Article V (Retention Benefits) be reduced by: (a) any compensation earned by the Participant as the result of employment by another employer; (b) by retirement benefits; or (c) offsets against any amount claimed to be owed by the Participant to the Company.

10.7 Service of Process. The Secretary of PNM Resources shall be the agent for service of process in matters relating to this Plan.

10.8 Headings. The headings and subheadings in this Plan are inserted for convenience and reference only and are not to be used in construing this Plan or any provision hereof.

10.9 Gender and Number. Where the context so requires, words in the masculine gender shall include the feminine and neutral genders, the plural shall include the singular, and the singular shall include the plural.

10.10 ERISA Plan. This Plan shall be interpreted as, and is intended to qualify as, a severance pay plan under ERISA, and therefore does not constitute an employee pension benefit plan pursuant to Section 3(2) of ERISA.

10.11 Validity. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which shall remain in full force and effect.

10.12 Adoption by Affiliates.

(a) An Affiliate, by action of its board of directors, may adopt the Plan with respect to its Officers only with the approval of the Board.

(b) Except as otherwise clearly indicated by the context (such as in the definitions of Affiliate, Board, Change in Control and Committee) the term “Company” as used herein shall include each Affiliate that has adopted this Plan in accordance with this Section 10.12 but not any Affiliate that has not adopted this Plan.

(c) By adopting the Plan, the Affiliate shall be deemed to have agreed to:

(1) Assume the obligations and liabilities imposed upon it by the Plan with respect to the its Officers;

(2) Comply with all of the terms and provisions of the Plan;

(3) Delegate to the Committee the power and responsibility to administer the Plan with respect to the Affiliate’s Officers;

(4) Delegate to PNM Resources the full power to amend or terminate the Plan with respect to the Affiliate’s Officers; and

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(5) Be bound by any action taken by PNM Resources pursuant to the terms and provisions of the Plan, regardless of whether such action is taken with or without the consent of the Affiliate.

(d) Any Affiliate that has adopted this Plan for the benefit of its Officers may terminate its adoption of the Plan by action of its board of directors and timely providing notice to PNM Resources of such termination.

(e) PNM Resources and each participating Affiliate shall bear the costs and expenses of providing benefits to their respective Officers who are Participants. Such costs and expenses shall be allocated among PNM Resources and participating Affiliates in accordance with agreements entered into between PNM Resources and any participating Affiliate, or in the absence of such an agreement, procedures adopted by PNM Resources.

IN WITNESS WHEREOF, the Company has caused this Plan document to be executed by its duly authorized representative on this 20th day of October, 2020.

PNM RESOURCES, INC.

By:	/s/ Patrick V. Apodaca
Its: Senior Vice President, General Counsel and Secretary

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GLOSSARY

(f) “Affiliate” means (1) any member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes PNM Resources as a member of the group; and (2) any member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes PNM Resources as a member of the group.

(g) “Base Salary” means the Participant’s highest annual salary from the Company in effect during the Protection Period.

(h) “Board” or “Board of Directors” means the Board of Directors of PNM Resources. The Board may delegate its responsibilities in accordance with its standard practices and procedures.

(i) “Cause” means, for purposes of termination of a Participant’s employment:

(1) The willful and continued failure of a Participant to substantially perform his or her duties with PNM Resources or any Affiliate after written demand for substantial performance is delivered to the Participant which specifically identifies the manner in which the Participant has not substantially performed his or her duties;

(2) The willful failure to report to work for more than 30 days;

(3) The willful engaging by the Participant in conduct which is demonstrably and materially injurious to PNM Resources or any Affiliate, monetarily or otherwise, including acts of fraud, misappropriation, violence or embezzlement for personal gain at the expense of PNM Resources or any Affiliate, conviction of a felony, or conviction of a misdemeanor involving immoral acts; or

(4) For a Tier I or Tier II Officer, the violation of any provision of the Restrictive Covenant Agreement described in Section 4.4 (Restrictive Covenant Agreement).

Cause shall not be deemed to exist on the basis of paragraph (1) or (2) if the failure results from such Participant’s incapacity due to verifiable physical or Mental Illness substantiated by appropriate medical evidence. After the issuance of a Notice of Termination by the Participant due to Constructive Termination, an act, or failure to act, by a Participant shall not be deemed “willful” for purposes of paragraph (1) or (2) and shall not give rise to Cause pursuant to this Section. An act, or failure to act, by a Participant shall not be deemed “willful” if done or omitted to be done by the Participant in good faith and with a reasonable belief that his or her action was in the best interests of PNM Resources and its Affiliates.

(j) “Change in Control” means any of the following:

(1) Any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 becoming directly or indirectly the “beneficial owner” as defined in Rule 13d-3 under the Securities Exchange Act, of securities of PNM Resources representing 20% or more of the combined voting power of PNM Resources’ then outstanding

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securities unless such person is, or shall be, a trustee or other fiduciary holding securities under an employee benefit plan of PNM Resources, or a corporation owned, directly or indirectly, by the shareholders of PNM Resources in substantially the same proportion as their ownership of stock of PNM Resources;

(2) During any period of two consecutive years, excluding any period prior to the Effective Date of this Plan, the following individuals ceasing, for any reason, to constitute a majority of the Board of Directors:

(i) directors who were directors at the beginning of such period; and

(ii) any new directors whose election by the Board or nomination for election by PNM Resources’ shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, such new directors being referred to as “Approved New Directors.”

For purposes of determining whether a Change in Control has occurred pursuant to this paragraph (2), a director designated by a person who has entered into an agreement with PNM Resources to effect a transaction described in paragraphs (1), (3) or (4) of this Section (j) shall not be considered to be an “Approved New Director.”

(3) The shareholders of PNM Resources approving a merger or consolidation of PNM Resources with another company, corporation or subsidiary that is not affiliated with PNM Resources immediately before the Change in Control; provided, however, that if the merger or consolidation would result in the voting securities of PNM Resources outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity, at least 60% of the combined voting power of the voting securities of PNM Resources or such surviving entity outstanding immediately after such merger or consolidation, the merger or consolidation will be disregarded; or

(4) The adoption of a plan of complete liquidation of PNM Resources or an agreement for the sale or disposition by PNM Resources of all or substantially all of PNM Resources’ assets.

Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred until: (1) any required regulatory approval, including any final non-appealable regulatory order, has been obtained and (2) the transaction that would otherwise be considered a Change in Control closes.

(k) “Code” means the Internal Revenue Code of 1986, as amended.

(l) “Committee” means the Benefits Governance Committee appointed by PNM Resources.

(m) “Company” means, collectively, PNM Resources and any Affiliate of PNM Resources that has adopted this Plan in accordance with Section 10.12 (Adoption by Affiliates). As used in this Plan, “Company” also means any successor to the assets of PNM Resources that assumes and agrees to perform PNM Resources’ obligations hereunder, by operation of law or otherwise.

19

(n) “Compensation Committee” means the Compensation and Human Resources Committee of the Board.

(o) “Constructive Termination” means, without a Participant’s express written consent, the occurrence during the Protection Period of any of the following circumstances, subject to the exceptions and modifications noted below:

(1) The failure to elect or reelect or otherwise to maintain the Officer in the office or the position, or a substantially equivalent or better office or position, of or with the Company and/or an Affiliate, as the case may be, which the Officer held immediately prior to a Change in Control, or the removal of the Officer as a member of the Board of Directors of the Company (or any successor thereto) if the Officer was a Director of the Company immediately prior to the Change in Control;

(2) A significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with the Company and any Affiliate which the Officer held immediately prior to the Change in Control;

(3) A fifteen percent (15%) or more reduction in the aggregate of the Officer’s Base Salary and Officer Annual Incentive Plan award opportunity (calculated at the target level of performance) received from the Company and any Affiliate;

(4) A requirement that the Officer’s principal location of work be changed to any location that is in excess of 35 miles from the location thereof immediately prior to the Change in Control;

(5) Without limiting the generality or effect of the foregoing, any material breach of the terms of this Plan by the Company or any successor thereto.

A Participant must provide a written Notice of Termination to the Company of the existence of the Constructive Termination condition described in paragraphs (1)-(5) above within 90 days of the initial existence of the condition.

Notwithstanding anything to the contrary, an event described in paragraphs (1)-(5) above will not constitute Constructive Termination if, within 30 days after the Participant gives the Company the Notice of Termination specifying the occurrence or existence of an event that the Participant believes constitutes Constructive Termination, the Company has fully corrected (or reversed) such event.

(p) “Disability” and “Disabled” shall have the same meaning as provided in the Company’s long-term disability plan for the provision of long-term disability benefits.

(q) “Eligible Compensation” means the sum of the (1) Participant’s Base Salary, (2) any cash award paid as a merit increase in lieu of an increase in Base Salary received

20

during the 12-month period immediately preceding the Participant’s Separation from Service, and (3) the average of the awards actually received by the Participant pursuant to the Officer Annual Incentive Plan for services performed during the three calendar years immediately preceding the calendar year in which the Change in Control occurs. If the Participant did not participate in the Officer Annual Incentive Plan for all three of the calendar years immediately preceding the calendar year in which the Change in Control occurs, the average of the awards actually received during the two calendar years immediately preceding the calendar year in which the Change in Control occurs (or the calendar year immediately preceding the calendar year in which the Change in Control occurs, if the Participant only participated during that year) will be used. If the Participant did not participate in the Officer Annual Incentive Plan prior to the calendar year in which the Change in Control occurs, the Participant’s “target award” for the calendar year in which the Change in Control occurs will be used instead of the average. Unless otherwise stated pursuant to the Officer Annual Incentive Plan, the “target award” is 50% of the Participant’s highest maximum award opportunity under the Officer Annual Incentive Plan for the year in which the Change in Control occurs.

(r) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(s) “Health Plan” means the PNM Resources, Inc. Comprehensive Health Plan as it may be amended or restated from time to time or any successor plan or plans that provide the benefits currently provided under such plan.

(t) “Mental Illness” means any disorder, other than a disorder induced by alcohol or drug abuse, which impairs the behavior, emotional reaction or thought process of a person.

(u) “Notice of Termination” means a notice from either the Company or a Participant, as applicable. If the termination is for Cause or based on Constructive Termination, the notice shall indicate the specific termination provision in this Plan relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Participant’s employment. If a Participant is providing a Notice of Termination based on Constructive Termination, the Notice of Termination must be provided to the Company’s General Counsel no more than 90 days following the occurrence of the condition giving rise to Constructive Termination and the Notice of Termination must be given at least 30 days prior to the date of the Participant’s Separation from Service. However, the Company retains its rights as an at will employer to terminate any employee at any time and for any reason.

(v) “Officer” means any officer of PNM Resources (1) with the title Chief Executive Officer (CEO), Chief Operating Officer (COO), Executive Vice President (EVP), Senior Vice President (SVP), or Vice President (VP) or any other title that describes a position of higher authority than that of a Vice President, and (2) who is classified and coded as an Officer pursuant to PNM Resources’ compensation system.

(w) “Officer Annual Incentive Plan” means the annual incentive compensation plan maintained by the Company for Officers.

21

(x) “Participant” means any Officer who has satisfied the eligibility requirements of this Plan.

(y) “Plan” means the PNM Resources, Inc. Officer Retention Plan, as amended.

(z) “PNM Resources” means PNM Resources, Inc. As used in the Plan, “PNM Resources” also means any successor in interest resulting from merger, consolidation, or transfer of substantially all of PNM Resources’ assets.

(aa) “Prior Plan Document” means the Plan document in effect prior to the Effective Date.

(bb) “Protection Period” means the period beginning with the date on which a transaction closes, or an event occurs which results in a Change in Control and ending 24 months thereafter.

(cc) “Restrictive Covenant Agreement” means the agreement described in Section 4.4 (Restrictive Covenant Agreement).

(dd) “Separation from Service” means either (1) the termination of a Participant’s employment with Company and all Affiliates due to death, retirement or other reasons, or (2) a permanent reduction in the level of bona fide services the Participant provides to Company and all Affiliates to an amount that is 20% or less of the average level of bona fide services the Participant provided to Company and all Affiliates in the immediately proceeding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii).

A Participant’s employment relationship is treated as continuing while a Participant is on military leave, sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six months, or if longer, so long as a Participant’s right to reemployment with Company or an Affiliate is provided either by statute or contract). If a Participant’s period of leave exceeds six months and a Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such 6-month period. Whether a termination of employment has occurred will be determined based on all of the facts and circumstances and in accordance with regulations issued by the United States Treasury Department pursuant to Section 409A of the Code.

Generally, the date of a Participant’s Separation from Service will be specified in the Notice of Termination. In the case of a termination for Cause, the date of Separation from Service shall be immediately upon receipt of the Notice of Termination. In the case of an involuntary termination of employment by the Company for any reason other than Cause, death or Disability, the date of Separation from Service shall not be less than 15 days from the date the Notice of Termination is given. In the case of Constructive Termination, the date of Separation from Service shall be not less than 30 days from the date the Notice of Termination is given.

22

(ee) “Specified Employee” means certain officers and highly compensated employees of the Company as defined in Treasury Regulation Section 1.409A-1(i). The identification date for determining whether a Participant is a Specified Employee during any calendar year shall be the September 1 preceding the commencement of such year.

(ff) “Tier I Officer” means the Chief Executive Officer of PNM Resources, any Executive Vice President or Senior Vice President of PNM Resources, and any other officer of PNM Resources who is designated as a Tier I Officer by the Compensation Committee. The designation must be made in the minutes of a meeting of the Compensation Committee or in a unanimous written consent signed by all the members of the Compensation Committee. A designation by the Compensation Committee shall override the classification (i.e., Tier I, Tier II, or Tier III) that would otherwise apply based on the Officer’s title.

(gg) “Tier II Officer” means the Treasurer, the Controller and the Vice President of Regulatory Affairs of PNM Resources, and any other officer of PNM Resources who is designated as a Tier II Officer by the Compensation Committee. The designation must be made in the minutes of a meeting of the Compensation Committee or in a unanimous written consent signed by all the members of the Compensation Committee. A designation by the Compensation Committee shall override the classification (i.e., Tier I, Tier II, or Tier III) that would otherwise apply based on the Officer’s title.

(hh) “Tier III Officer” means all other Vice Presidents of PNM Resources, and any other officer of PNM Resources who is designated a Tier III Officer by the Compensation Committee. The designation must be made in the minutes of a meeting of the Compensation Committee or in a unanimous written consent signed by all the members of the Compensation Committee. A designation by the Compensation Committee shall override the classification (i.e., Tier I, Tier II, or Tier III) that would otherwise apply based on the Officer’s title.

23

EXHIBIT A

RELEASE AGREEMENT

A-1

EXHIBIT B

RESTRICTIVE COVENANT AGREEMENT

B-1

EXHIBIT 99.1

For Immediate Release

October 21, 2020

AVANGRID and PNM Resources to Combine in Strategic Merger Transaction

Strategic alignment in transition to clean energy and commitment to ESG strategy creates a leading U.S. regulated utility and renewable energy platform

•

Transaction merges two strategically aligned, premier companies to create a large, diversified national regulated utility and renewable energy platform with approximately $14 billion of rate base, more than 4 million electric and natural gas utility customers and more than 7.4 gigawatts of renewable energy assets

•	PNM Resources shareholders to receive $50.30 cash per share of common stock held at closing of the transaction

•	New combined company’s largest shareholder will be Iberdrola, S.A., the third largest electricity company in the world and a leading global renewable energy company

•	Combined company will have a strong financial profile, a solid investment grade balance sheet and robust cash flow profile, supported by the unparalleled global resources of Iberdrola

•

Continued commitment to exit coal with the approved abandonment of the San Juan coal plant in 2022 and continued efforts to exit Four Corners coal plant prior to the expiration of ownership and coal supply agreements in 2031

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today announced with AVANGRID (NYSE: AGR) that they have entered into a definitive agreement under which AVANGRID will acquire all the outstanding shares of PNM Resources. The agreement, which has been unanimously approved by both companies’ Boards of Directors, creates a leading U.S. regulated utility and renewable energy platform.

Under the terms of the agreement, PNM Resources shareholders will receive $50.30 in cash for each share of PNM Resources common stock held at closing, representing an equity value of approximately $4.3 billion. The proposed transaction implies a 19.3% premium to PNM Resources 30-day volume weighted average price (VWAP) as of 10/20/20.

“We are excited to be part of this transaction that provides so many benefits to our customers, communities, employees and shareholders,” said Pat Vincent-Collawn, Chairman, President and CEO of PNM Resources. “Our combined companies provide greater opportunities to invest in the infrastructure and new technologies that will help us navigate our transition to clean energy while maintaining our commitments to our local teams and communities.”

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COMBINED COMPANY

The combination creates a larger, more diversified regulated utility and renewable energy company with electric and gas utilities in complementary geographies. Regulated utility operations expand under the transaction and provide increased operational and regulatory diversification, serving more than 4 million electric and natural gas customers of 10 regulated utilities across New York, Connecticut, Maine, Massachusetts, New Mexico, and Texas. These combined operations are supported by $14 billion of rate base, including more than 104,000 miles of electric transmission and distribution lines.

AVANGRID is the third largest wind operator in the U.S. and is a leading sustainable energy company with more than 7.4 gigawatts of installed wind and solar capacity. The strategic combination with PNM Resources also provides a platform for AVANGRID to expand its renewables business in the Southwest beyond its existing 1.9-gigawatt capacity wind projects in New Mexico and Texas and 200 megawatts of wind and solar capacity in Arizona. The scope and diversity of the combined business results in greater ability to invest in energy efficiency and new technologies.

The combined company’s robust financial profile will provide flexibility to pursue near- and long-term growth opportunities, particularly in electric transmission and renewable energy. Through AVANGRID’s parent company, Iberdrola, S.A., the combined company will have access to extensive financial resources to support this growth profile.

Ignacio Galán, Iberdrola and Avangrid Chairman: “This transaction is a consequence of the IBERDROLA Group’s disciplined strategy followed over more than 20 years. This is a friendly transaction, focused on regulated businesses and renewables in highly rated states with legal and regulatory stability and predictability offering future growth opportunities.”

Dennis Arriola, Avangrid’s CEO who will remain as CEO of the combined Company said: “This merger between Avangrid and PNM Resources is a strategic fit and helps us further our growth in both clean energy distribution and transmission, as well as helping to expand our growing leadership position in renewables. Our two companies also share the same values as we both are passionate about our customers, employees, and the communities we serve. In addition, both AVANGRID and PNM Resources are leaders in environmental, social and governance issues that impact our stakeholders.”

OTHER INFORMATION

The combined company recognizes the value that local management’s knowledge and expertise bring to serving the communities in which its businesses operate. PNM Resources operations will continue to be overseen locally and the current headquarters of the utilities in New Mexico and Texas will remain. Customers of Public Service Company of New Mexico (PNM) and Texas-New Mexico Power Company (TNMP), the wholly-owned regulated utility subsidiaries of PNM Resources, will benefit from the shared knowledge and technology across a global organization. The combined entity will have access to greater resources to continue providing safe and reliable service that supports an accelerated transition to clean energy and provides customer value.

Pat Vincent-Collawn will step down as Chairman, President and Chief Executive Officer upon closing of the transaction. Don Tarry, current Chief Financial Officer of PNM Resources, will oversee the continuing operations of PNM and TNMP. Two directors from the current PNM Resources Board will serve as independent directors of AVANGRID. One director from the current PNM Resources Board will also serve on the Board of the Avangrid Networks business.

PNM remains committed to exiting coal through the approved abandonment of San Juan Generating Station in 2022 and the continued efforts to exit its 200-megawatt ownership interest in the Four Corners Power Plant earlier than originally planned. PNM sees the potential for additional customer savings by exiting the plant sooner than the expiration of the ownership and coal supply agreements in 2031. An earlier exit from Four Corners also opens the door for the combined company to bring additional renewable resources onto the grid in support of New Mexico’s increasing renewable energy standards and 2045 carbon-free mandate.

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PNM Resources Strategic Merger	10-21-2020	pg. 3 of 4

The transaction is subject to PNM Resources shareholder approval, regulatory approvals from the New Mexico Public Regulation Commission, Public Utility Commission of Texas, Federal Energy Regulatory Commission, Department of Justice (Hart Scott-Rodino Clearance), Nuclear Regulatory Commission, Federal Communications Commission and Committee on Foreign Investment in the United States, and other customary closing conditions. The transaction is expected to close between October and December 2021.

ADVISORS

Evercore served as exclusive financial advisor and Troutman Pepper served as legal advisor to PNM Resources. BNP Paribas served as exclusive financial advisor and Latham & Watkins served as legal advisor to AVANGRID.

CONFERENCE CALL

PNM Resources will discuss today’s announcement during a live conference call and audio webcast on Wednesday, October 21st at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, Chuck Eldred, PNM Resources executive vice president of corporate development and finance, and Don Tarry, PNM Resources senior vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm. Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10149441. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources conference call”. Supporting material for the call can be viewed and downloaded at http://www.pnmresources.com/investors/events.cfm.

Background:

PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2019 consolidated operating revenues of $1.5 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,811 megawatts of generation capacity and provides electricity to approximately 790,000 homes and businesses in New Mexico and Texas. For more information, visit the company’s website at www.PNMResources.com.

Avangrid, Inc. (NYSE: AGR) is a leading, sustainable energy company with approximately $35 billion in assets and operations in 24 states in the United States that holds the U.S. energy operations of its parent, Iberdrola. With headquarters in Orange, Connecticut, Avangrid has two primary lines of business: Avangrid Networks and Avangrid Renewables. Avangrid Networks owns eight electric and natural gas utilities, serving more than 3.3 million customers in New York and New England. Avangrid Renewables owns and operates a portfolio of renewable energy generation facilities across the United States.

PNM RESOURCES CONTACTS:

Analysts	Media
Lisa Goodman	Ray Sandoval
(505) 241-2160	(505) 241-2782

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Additional Information about the Proposed Transaction and Where to Find It

The proposed business combination transaction between PNM Resources and Avangrid will be submitted to the shareholders of PNM Resources for their consideration. PNM Resources will file a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed business combination transaction. This document is not a substitute for the proxy statement or any other document which PNM Resources may file with the SEC and send to PNM Resources’ shareholders in connection with the proposed business combination transaction. INVESTORS AND SECURITY HOLDERS OF PNM RESOURCES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PNM RESOURCES AND THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from PNM Resources’ website (https://www.pnmresources.com/) under the tab “Investor” and then under the heading “SEC Filings.”

Participants in the Solicitation

Avangrid, PNM Resources, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about PNM Resources’ directors and executive officers is set forth in its definitive proxy statement for its 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2020, and its Form 10-K filed with the SEC on March 2, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement and other relevant materials PNM Resources intends to file with the SEC.

FORWARD-LOOKING STATEMENTS

Statements made in this press release that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the potential transaction between PNM Resources and Avangrid, including any statements regarding the expected timetable for completing the potential merger, the ability to complete the potential merger, the expected benefits of the potential merger, projected financial information, future opportunities, and any other statements regarding PNM Resources’ and Avangrid’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. Neither Avangrid nor PNM Resources assumes any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, Avangrid and PNM Resources caution readers not to place undue reliance on these statements. Avangrid’s and PNM Resources’ business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see PNM Resources’ Form 10-K and Form 10-Q filings and the information filed on PNM Resources’ Forms 8-K with the SEC, which factors are specifically incorporated by reference herein and the risks and uncertainties related to the proposed merger with Avangrid, including, but not limited to: the expected timing and likelihood of completion of the pending merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the failure by Avangrid to obtain the necessary financing arrangement set forth in commitment letter received in connection with the merger, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that PNM Resources’ shareholders may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed merger, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of PNM Resources to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

(END)

Exhibit 99.2

AVANGRID - PNM Resources Strategic Merger Transaction

Leading, sustainable U.S. energy company

AVANGRID

Avangrid Networks
Avangrid Renewables

Regulated electric utility with strong financial track record

PNM Resources

PNM

TNMP

October 21, 2020

October 21, 2020 AVANGRID - PNM Resources Strategic Merger Transaction Leading, sustainable U.S. energy company Avangrid Networks Avangrid Renewables Regulated electric utility with strong financial track record Exhibit 99.2

Additional Information Additional Information about the Proposed Transaction and Where to Find It The proposed business combination transaction between PNM Resources and Avangrid will be submitted to the shareholders of PNM Resources for their consideration. PNM Resources will file a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed business combination transaction. This document is not a substitute for the proxy statement or any other document which PNM Resources may file with the SEC and send to PNM Resources’ shareholders in connection with the proposed business combination transaction. INVESTORS AND SECURITY HOLDERS OF PNM RESOURCES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PNM RESOURCES AND THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from PNM Resources’ website (https://www.pnmresources.com/) under the tab “Investor” and then under the heading “SEC Filings.”   Participants in the Solicitation Avangrid, PNM Resources, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about PNM Resources’ directors and executive officers is set forth in its definitive proxy statement for its 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2020, and its Form 10-K filed with the SEC on March 2, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement and other relevant materials PNM Resources intends to file with the SEC.

Forward-Looking Statements FORWARD-LOOKING STATEMENTS Statements made in this press release that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the potential transaction between PNM Resources and Avangrid, including any statements regarding the expected timetable for completing the potential merger, the ability to complete the potential merger, the expected benefits of the potential merger, projected financial information, future opportunities, and any other statements regarding PNM Resources’ and Avangrid’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. Neither Avangrid nor PNM Resources assumes any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, Avangrid and PNM Resources caution readers not to place undue reliance on these statements. Avangrid’s and PNM Resources’ business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see PNM Resources’ Form 10-K and Form 10-Q filings and the information filed on PNM Resources’ Forms 8-K with the SEC, which factors are specifically incorporated by reference herein and the risks and uncertainties related to the proposed merger with Avangrid, including, but not limited to: the expected timing and likelihood of completion of the pending merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the failure by Avangrid to obtain the necessary financing arrangement set forth in commitment letter received in connection with the merger, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that PNM Resources’ shareholders may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed merger, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of PNM Resources to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Strategic Rationale AVANGRID and PNM Resources to combine in strategic merger transaction Alignment in transition to clean energy and commitment to ESG strategy creates a leading U.S. regulated utility and renewable energy platform P Combination of two premier companies to create a large, diversified national regulated utility and renewable energy platform with: Ÿ Larger entity achieves benefits of scale Ÿ Combination provides greater operational, regulatory diversity Ÿ Enhanced benefits to all stakeholders All-cash transaction provides certainty of value to PNM Resources shareholders Combined entity improves PNM Resources credit profile with greater financial flexibility and lower cost of capital Immediately accretive to combined entity earnings per share in first full year after closing

Alignment in Strategy Clean Energy Focus Strong Financial Profile Alignment in the transition to clean energy and ESG strategy maintains PNM Resources stakeholder commitments 2 single-state regulated electric utilities with ~$4B rate base, 7%+ growth(1) focused on T&D New Mexico Renewable Portfolio Standards: 20% by 2020, 40% by 2025, 50% by 2030, 80% by 2040; carbon-free mandate by 2045 New Mexico ranks 3rd in both US wind capacity potential and US energy potential from solar Industry-leading goal to exit coal and achieve 100% emissions-free energy by 2040 Growth in regulated business (transmission and distribution) and renewables: 8 regulated utilities in 4 states with ~$10B rate base 3rd largest wind operator in US, growing pipeline of renewable projects Leader in offshore wind Focus on Sustainability: Target carbon-neutral generation by 2035 Committed to UN Sustainable Development Goals (1) 2019-2023 rate base CAGR

Increased Scale Larger scale of combined company is better equipped to navigate industry transition to clean energy Combined entity: $40B assets across 24 states Top 20 U.S. utility by equity market cap and one of the largest by rate base Strong financial profile well-positioned for growth opportunities, supported by the unparalleled global resources of Iberdrola Improved credit profile through enhanced scale, business mix and diversification

Greater Diversification Strong Financial Profile Strategic combination of established operations in complementary regions strengthens financial profile and improves operational, regulatory diversity Combined company EBITDA from regulated networks and utilities anticipated to increase from 75% to more than 80% Platform for renewables growth in the Southwest and participation in New Mexico’s accelerated clean energy transition AVANGRID operations PNM and TNMP operations Avangrid operates 1.9 GW wind capacity in NM and TX(1) (1) Includes 306 MW under construction

Enhanced Benefits to All Stakeholders

Customers

Communities

Employees

- Recognizes value of local management's relationships and expertise
- Opportunities for growth and knowledge sharing across global organization

Shareholders

PNM Resources

8

Enhanced Benefits to All Stakeholders Clean Energy Focus Strong Financial Profile Communities Employees Commitments to demonstrate net benefit to customers Maintain commitment to economic development and community support Continued plans to exit coal and transition to clean energy Recognizes value of local management’s relationships and expertise Shareholders Customers All cash transaction provides certainty of value Greater financial resources to invest in new technologies and support accelerated transition to clean energy Attractive growth opportunity in Networks and Renewables PNM Resources expects to continue its dividend policy until transaction close Opportunities for growth and kn owledge sharing across global organization

Financially Attractive to PNM Resources Shareholders Clean Energy Focus Strong Financial Profile Financing structure intended to maintain healthy balance sheet and liquidity position Iberdrola has provided financing commitment letter Continued commitment to exiting coal provides opportunities for additional investments in transmission and renewable entities Provides certainty of value for PNM Resources shareholders; $50.30/share price represents 19.3% premium to 30-day VWAP(1) Accretive to combined entity in first full year (1) Volume Weighted Average Price All Cash Transaction Credit Profile Growth Profile

Regulatory Filings and Approvals Regulator Estimated time from filing to approval Federal Authorities Federal Energy Regulation Commission (FERC) 3 – 6 months Department of Justice (Hart Scott-Rodino Clearance) 1 month Committee on Foreign Investment in the United States (CFIUS) 3 months Federal Communications Commission 1 month Nuclear Regulatory Commission 6 – 8 months State Authorities New Mexico Public Regulation Commission (NMPRC) 8 – 14 months Public Utility Commission of Texas (PUCT) 6 – 8 months Regulatory filings and approvals within ~12 months

Merger Transition Supports Leadership and Governance Pat Vincent-Collawn stepping down as Chairman, President and CEO of PNM Resources Don Tarry, current CFO of PNM Resources, will lead continued operations Two directors from the current PNM Resources Board will serve as independent directors of AVANGRID One director from the current PNM Resources Board will also serve on the Board of the Avangrid Networks business

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